PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED FEBRUARY 3, 2005)


[C-BASS LOGO]                                                [RADAR VIEWER LOGO]


                           $391,282,000 (APPROXIMATE)
        C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2005-CB1

               $161,180,000          CLASS AV-1      FLOATING PASS-THROUGH RATE
               $ 81,247,000          CLASS AV-2      FLOATING PASS-THROUGH RATE
               $  6,373,000          CLASS AV-3      FLOATING PASS-THROUGH RATE
               $ 40,230,000          CLASS AF-1      FIXED PASS-THROUGH RATE
               $ 14,120,000          CLASS AF-2      FIXED PASS-THROUGH RATE
               $ 11,533,000          CLASS AF-3      FIXED PASS-THROUGH RATE
               $  7,320,000          CLASS AF-4      FIXED PASS-THROUGH RATE
               $ 26,851,000          CLASS M-1       FLOATING PASS-THROUGH RATE
               $ 20,702,000          CLASS M-2       FLOATING PASS-THROUGH RATE
               $  6,354,000          CLASS M-3       FLOATING PASS-THROUGH RATE
               $  5,534,000          CLASS B-1       FLOATING PASS-THROUGH RATE
               $  5,124,000          CLASS B-2       FLOATING PASS-THROUGH RATE
               $  4,714,000          CLASS B-3       FLOATING PASS-THROUGH RATE


                          BOND SECURITIZATION, L.L.C.
                                   Depositor
              CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     Seller
                            LITTON LOAN SERVICING LP
                                    Servicer
THE CERTIFICATES

   o The certificates represent ownership interests in a trust consisting of a pool of first and second lien residential mortgage loans. The mortgage loans will be segregated into two loan groups. Loan group 1 will consist of FHA insured and conventional adjustable-rate mortgage loans and loan group 2 will consist of FHA insured and conventional fixed-rate mortgage loans.

   o The Class AV-1, Class AV-2, Class AV-3, Class AF-1, Class AF-2, Class AF-3 and Class AF-4 will be senior certificates. The Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class N and Class X Certificates will be subordinate certificates. The Class XR and Class R Certificates will be residual certificates.

   o Only the Class AV-1, Class AV-2, Class AV-3, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3, Class B-1,
     Class B-2 and Class B-3 Certificates are being offered by this prospectus supplement and the accompanying prospectus. The Class B-4, Class B-5, Class N, Class X, Class XR and Class R Certificates are not being offered by this prospectus supplement and the accompanying prospectus. The
     Class B-4 and Class B-5 Certificates will be delivered to the Seller as partial consideration for the mortgage loans.

   o Each class of offered certificates will bear interest at the applicable interest rate calculated as described in this prospectus supplement.

CREDIT ENHANCEMENT

   o Monthly Excess Cashflow -- Excess interest will be used to maintain overcollateralization, to pay interest that was previously earned but not paid to these certificates, and to reimburse the certificates for losses and certain shortfalls that they experienced previously.

   o Subordination -- The subordinate certificates will be subordinate in right of certain payments to the senior certificates and may be subordinate to certain other classes of subordinate certificates as described in this prospectus supplement.

   o Allocation of Losses -- Losses on the mortgage loans generally will be allocated to the classes of subordinate certificates in reverse numerical order until the principal balances of those classes are reduced to zero. Losses will not be allocated to the senior certificates.

   o Certain of the mortgage loans will be covered, to a limited extent, by insurance from the Federal Housing Administration or a primary mortgage insurance provider.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

J.P. Morgan Securities Inc. and Barclays Capital Inc. will offer to the public the underwritten certificates at varying prices to be determined at the time of sale. Proceeds to the depositor from the sale of the underwritten certificates, before deducting expenses, will be approximately 99.75% of the aggregate initial principal balance of the underwritten certificates.

Delivery of the offered certificates will be made in book-entry form only through the facilities of The Depository Trust Company, or upon request through Clearstream, Luxembourg or the Euroclear System on or about February 8, 2005.

JPMORGAN

                                                               BARCLAYS CAPITAL

                                February 3, 2005

CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE S-9 IN THIS PROSPECTUS SUPPLEMENT AND ON PAGE 1 IN THE PROSPECTUS.

The offered certificates are not insured or guaranteed by any governmental agency or instrumentality.

The certificates represent obligations of the trust only and do not represent an interest in or obligation of the depositor, the seller, the servicer, the trustee or any of their affiliates.

This prospectus supplement may be used to offer and sell the offered certificates only if accompanied by the prospectus.

                                TABLE OF CONTENTS

                PROSPECTUS SUPPLEMENT
                                                 Page

SUMMARY OF PROSPECTUS SUPPLEMENT..................S-1
RISK FACTORS......................................S-9
THE MORTGAGE POOL................................S-22
THE SELLER.......................................S-46
UNDERWRITING STANDARDS...........................S-46
THE SERVICER.....................................S-48
THE POOLING AND SERVICING AGREEMENT..............S-50
DESCRIPTION OF THE CERTIFICATES..................S-56
YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS....S-77
USE OF PROCEEDS..................................S-98
CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES.S-98
STATE TAXES.....................................S-101
ERISA CONSIDERATIONS............................S-101
LEGAL INVESTMENT................................S-103
METHOD OF DISTRIBUTION..........................S-104
LEGAL MATTERS...................................S-104
RATINGS.........................................S-105
INDEX OF DEFINED TERMS..........................S-106
ANNEX I...........................................I-1

                     PROSPECTUS
                                                 Page

RISK FACTORS........................................1
DESCRIPTION OF THE SECURITIES.......................5
THE TRUSTS..........................................8
THE LOANS...........................................9
ENHANCEMENT........................................14
BOND SECURITIZATION, L.L.C.........................17
SERVICING OF LOANS.................................17
THE AGREEMENTS.....................................26
LEGAL ASPECTS OF THE LOANS.........................38
LEGAL ASPECTS OF THE POOLED SECURITIES.............53
USE OF PROCEEDS....................................54
FEDERAL INCOME TAX CONSEQUENCES....................54
STATE TAX CONSIDERATIONS...........................93
ERISA CONSIDERATIONS...............................93
LEGAL INVESTMENT...................................98
RATINGS............................................98
PLAN OF DISTRIBUTION...............................98
LEGAL MATTERS......................................99
AVAILABLE INFORMATION..............................99
INCORPORATION OF DOCUMENTS BY REFERENCE............99
GLOSSARY OF DEFINED TERMS.........................101

                     [This page intentionally left blank.]

                        SUMMARY OF PROSPECTUS SUPPLEMENT

         Because this is a summary, it does not contain all the information that may be important to you. You should read the entire accompanying prospectus (the "PROSPECTUS") and this prospectus supplement (the "PROSPECTUS SUPPLEMENT") carefully before you decide to purchase a certificate. If capitalized terms are not defined in this Prospectus Supplement, they are defined in the Prospectus.

ISSUER

2005-CB1 Trust (the "TRUST").

TITLE OF SERIES

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB1.

DESIGNATIONS

o Class A Certificates

Class AV Certificates and Class AF Certificates

o Class AV Certificates

Class AV-1 Certificates, Class AV-2 Certificates and Class AV-3 Certificates

o Class AF Certificates

Class AF-1 Certificates, Class AF-2 Certificates, Class AF-3 Certificates and Class AF-4 Certificates

o Class M Certificates

Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates

o Class B Certificates

Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates and Class B-5 Certificates

o Subordinate Certificates

Class M Certificates, Class B Certificates, Class N Certificates and Class X Certificates

o Residual Certificates

Class XR Certificates and Class R Certificates

THE CERTIFICATES

The Class AV, Class AF, Class M, Class B, Class N, Class X, Class XR and Class R Certificates are the entire ownership interest in a trust fund which is composed of first and second lien mortgage loans. The Trust will issue the certificates pursuant to a pooling and servicing agreement among Credit-Based Asset Servicing and Securitization LLC, as seller, Bond Securitization, L.L.C., as depositor, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee. The Trust will issue the Class AV-1, Class AV-2, Class AV-3, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates as book-entry securities clearing through The Depository Trust Company ("DTC") (in the United States) or, upon request, Clearstream Banking ("CLEARSTREAM") or the Euroclear System ("EUROCLEAR") (in Europe). See "Description of the Certificates--Book-Entry Certificates" in this Prospectus Supplement.

THE OFFERED CERTIFICATES

The underwriters are offering to sell the Class AV-1, Class AV-2, Class AV-3, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates. The Class B-4, Class B-5, Class N, Class X, Class XR and Class R Certificates are not being offered. The Class B-4, Class B-5, Class N and Class X Certificates will be delivered to the Seller as partial consideration for the Mortgage Loans.

DEPOSITOR OF MORTGAGE LOANS

Bond Securitization, L.L.C. will deposit the mortgage loans in the trust fund. The depositor is a Delaware limited liability company and an affiliate of J.P. Morgan Securities Inc., one of the underwriters.

MORTGAGE LOAN SELLER

On the closing date, the mortgage loans will be sold to the depositor by Credit-Based Asset Servicing and Securitization LLC. The mortgage loans were acquired generally in accordance with the underwriting standards described in "Underwriting Standards" in this Prospectus Supplement.

SERVICER

Litton Loan Servicing LP will service the mortgage loans. See "The Pooling and Servicing Agreement--Advances" in this Prospectus Supplement and "Servicing of Loans--Advances and Limitations" in the Prospectus. The servicer is a wholly-owned subsidiary of the seller of the mortgage loans.

TRUSTEE

U.S. Bank National Association, a national banking association will be the trustee. See "Pooling and Servicing Agreement--The Trustee" in this prospectus supplement.

CUT-OFF DATE

January 1, 2005.

CLOSING DATE

On or about February 8, 2005.

DISTRIBUTION DATE

The 25th day of each month, or, if the 25th day is not a business day, the next succeeding business day, commencing on February 25, 2005.

FINAL SCHEDULED DISTRIBUTION DATES

The final scheduled distribution date for each class of offered certificates is January 2035.

The final scheduled distribution date has been calculated as described under "Yield, Prepayment and Maturity Considerations--Final Scheduled Distribution Dates" in this Prospectus Supplement.

THE MORTGAGE POOL

On the closing date, the Trust will acquire a pool of fixed-rate and adjustable-rate mortgage loans.

The total mortgage pool has the following aggregate characteristics (percentages are based on the aggregate principal balance as of the cut-off date):

Aggregate Current Principal Balance      $409,933,390.62
Average Outstanding Principal
   Balance                                   $149,283.83
Range of Outstanding Principal                $426.43 to
   Balances                                $1,125,000.00
Average Original Principal Balance           $150,011.25
Range of Original Principal Balances        $5,600.00 to
                                           $1,125,000.00
Loans with Prepayment Penalties                   76.54%
Product Type:
   Fixed-Rate                                     22.73%
   2 year Hybrid ARM                              57.26%
   3 year Hybrid ARM                               8.12%
   Other                                          11.89%
Weighted Average Mortgage Interest
   Rate                                           7.157%
Range of Mortgage Interest Rates       1.875% to 14.690%
Weighted Average Original Combined
   LTV                                            81.16%
Weighted Average Original Term to
   Maturity                                   343 months
Weighted Average Remaining Term to
   Stated Maturity                            332 months
Percentage of Interest Only Loans                 50.73%
Percentage of Balloon Loans                        6.51%
Percentage of Loans Covered by
   Private Mortgage Insurance                      1.18%
Percentage of Second Lien Loans                    9.52%
Percentage of FHA Insured Loans                    0.19%
Percentage of FHA Uninsured Loans                  0.19%
Percentage of VA Guaranteed Loans                  0.12%
Percentage of Sub-Prime Loans                     89.85%
Percentage of Performing Loans                   100.00%
Percentage of Owner-Financed Loans                 1.18%
Max ZIP Code Concentration (%)                     0.56%
Max ZIP Code Concentration (ZIP)                   93030
Top Geographic Concentrations:
   California                                     50.02%
For the ARM loans only:
Weighted Average Mortgage Interest
   Rates by Index:
   Six-Month LIBOR                                6.826%
   One-Month LIBOR                                4.250%
   Other                                          5.924%

Non Zero Weighted Average
   Gross Margin by Index:
   Six-Month LIBOR                                5.916%
   One-Month LIBOR                                2.125%
   Other                                          3.138%
Non Zero Weighted Average Maximum
   Mortgage Interest Rate                        12.925%
Range of Maximum Mortgage                      8.625% to
   Interest Rates                                21.190%
Non Zero Weighted Average
   Minimum Mortgage Interest
   Rate                                           6.792%
Range of Minimum Mortgage
   Interest Rates                              2.250% to
                                                 14.690%
Non Zero Weighted Average
   Initial Rate Cap                               2.995%
Range of Initial Rate Caps                     1.000% to
                                                  8.750%
Non Zero Weighted Average
   Periodic Rate Cap                              1.109%
Range of Periodic Rate Caps                    1.000% to
                                                  6.000%
Weighted Average Months to
   Next Adjustment Date                               24
Range of Months to Next
   Adjustment Date                              1 to 108
Weighted Average Interest
   Adjustment Frequency                                7

The group 1 mortgage loans will consist of adjustable-rate mortgage loans. The group 1 mortgage loans will have the following characteristics (percentages are based on the aggregate principal balance of the group 1 mortgage loans as of the cut-off date):

Aggregate Current Principal
   Balance                               $316,740,788.89
Average Outstanding Principal
   Balance                                   $216,353.00
Range of Outstanding Principal                $426.43 to
   Balances                                $1,125,000.00
Average Original Principal
   Balance                                   $219,207.31
Range of Original Principal
   Balances                                $20,800.00 to
                                           $1,125,000.00
Loans with Prepayment Penalties                   82.59%
Product Type:
   Fixed Rate                                      0.00%
   2 year Hybrid ARM                              74.10%
   3 year Hybrid ARM                              10.51%
   Other                                          15.39%
Weighted Average Mortgage
   Interest Rate                                  6.756%

Range of Mortgage Interest
   Rates                                       1.875% to
                                                 14.690%
Weighted Average Original
   Combined LTV                                   79.38%
Weighted Average Original
   Term to Maturity                           360 months
Weighted Average Remaining
   Term to Stated Maturity                    351 months
Percentage of Interest Only
   Loans                                          64.94%
Percentage of Balloon Loans                        0.02%
Percentage of Loans Covered by
   Private Mortgage Insurance                      0.66%
Percentage of Second Lien
   Loans                                           0.00%
Percentage of FHA Insured
   Loans                                           0.00%
Percentage of FHA Uninsured
   Loans                                           0.00%
Percentage of VA Guaranteed
   Loans                                           0.00%
Percentage of Sub-Prime Loans                     92.20%
Percentage of Performing Loans                   100.00%
Percentage of Owner-Financed
   Loans                                           0.00%
Max ZIP Code Concentration
   (%)                                             0.70%
Max ZIP Code Concentration
   (ZIP)                                           93030
Top Geographic Concentrations:
   California                                     54.22%
   Washington                                      5.15%
For the ARM loans only:
Weighted Average Mortgage
   Interest Rate by Index:
   Six-Month LIBOR                                6.826%
   One-Month LIBOR                                4.250%
   Other                                          5.924%
Non Zero Weighted Average
   Gross Margin by Index:
   Six-Month LIBOR                                5.916%
   One-Month LIBOR                                2.125%
   Other                                          3.138%
Non Zero Weighted Average Maximum
   Mortgage Interest Rate                        12.925%
Range of Maximum Mortgage
   Interest Rates                      8.625% to 21.190%
Non Zero Weighted Average
   Minimum Mortgage Interest
   Rate                                           6.792%

Range of Minimum Mortgage                      2.250% to
   Interest Rates                                14.690%
Non Zero Weighted Average
   Initial Rate Cap                               2.995%
Range of Initial Rate Caps                     1.000% to
                                                  8.750%
Non Zero Weighted Average
   Periodic Rate Cap                              1.109%
Range of Periodic Rate Caps                    1.000% to
                                                  6.000%
Weighted Average Months to
   Next Adjustment Date                               24
Range of Months to Next
   Adjustmen                                    1 to 108
Weighted Average Interest
   Adjustment Frequency                                7

The group 2 mortgage loans will consist of conventional, FHA Insured and VA Guaranteed fixed-rate mortgage loans. The group 2 mortgage loans will have the following characteristics (percentages are based on the aggregate principal balance of the group 2 mortgage loans as of the cut-off date):

Aggregate Current Principal
   Balance                                $93,192,601.73
Average Outstanding Principal
   Balance                                    $72,693.14
Range of Outstanding Principal              $1,325.82 to
   Balances                                  $637,733.24
Average Original Principal
   Balance                                    $75,275.65
Range of Original Principal                 $5,600.00 to
   Balances                                  $650,000.00
Loans with Prepayment Penalties                   55.96%
Weighted Average Mortgage
   Interest Rate                                  8.519%
Range of Mortgage Interest                     3.500% to
   Rates                                         14.600%
Weighted Average Original
   Combined LTV                                   87.18%
Weighted Average Original
   Term to Matu                               285 months
Weighted Average Remaining
   Term to Stated Maturity                    270 months
Percentage of Interest Only
   Loans                                           2.40%
Percentage of Balloon Loans                       28.57%
Percentage of Loans Covered by
   Private Mortgage Insurance                      2.94%
Percentage of Second Lien
   Loans                                          41.89%
Percentage of FHA Insured
   Loans                                           0.83%
Percentage of FHA Uninsured
   Loans                                           0.85%
Percentage of VA Guaranteed
   Loans                                           0.54%
Percentage of Subprime Loans                      81.83%
Percentage of Performing Loans                   100.00%

Percentage of Owner-Financed
   Loans                                           5.18%
Max ZIP Code Concentration
   (%)                                             1.23%
Max ZIP Code Concentration
   (ZIP)                                           33042
Top Geographic Concentrations:
   California                                     35.76%
   Texas                                           8.53%
   New York                                        6.06%

See "The Mortgage Pool" in this Prospectus Supplement for more information about the mortgage loans.

RELATIONSHIP BETWEEN THE LOAN GROUPS AND THE CERTIFICATES

The Class AV Certificates generally relate to the mortgage loans in loan group 1 and the Class AF Certificates generally relate to the mortgage loans in loan group 2. The subordinate Certificates generally relate to the mortgage loans in loan groups 1 and 2. The certificates generally receive distributions based on principal, interest and other amounts collected from the mortgage loans in the related loan group or loan groups.

DISTRIBUTIONS--GENERAL

The distribution date will be the 25th day of each month or, if such day is not a business day, the next business day, beginning on February 25, 2005. Distributions will generally include payments made on the related mortgage loans during the related collection period. The collection period for any distribution date is the period from the second day of the calendar month preceding the month in which the distribution date occurs through the first day of the calendar month in which the distribution date occurs.

RECORD DATE

The record date for each distribution date will be as follows: for the Class AV and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), the business day before such distribution date (unless definitive certificates are issued) and for the Class AF, Class B-4 and Class B-5 Certificates and any definitive certificates, the last business day of the month preceding the month in which the distribution date occurs (or the closing date, in the case of the first distribution date).

INTEREST DISTRIBUTIONS

On each distribution date, you will be entitled to receive interest accrued on your certificate during the related accrual period and any interest which you earned previously but which you did not receive. Except for the first accrual period, the accrual period for the Class AV and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), is the period from the distribution date in the prior month through the day prior to the current distribution date. The first accrual period for such certificates will begin on the closing date and end on and include the day prior to February 25, 2005. The accrual period for the Class AF, Class B-4 and Class B-5 Certificates is the month immediately preceding the month in which such distribution date occurs. Interest will be calculated for the Class AV and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), on the basis of the actual number of days in the accrual period, based on a 360-day year. Interest will be calculated for the Class AF, Class B-4 and Class B-5 Certificates on the basis of a 360-day year consisting of twelve 30-day months.

There are certain circumstances which could reduce the amount of interest paid to you. See "Description of the Certificates--Interest Distributions" in this Prospectus Supplement.

PASS-THROUGH RATES

Interest will accrue on the Class AV and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), during each accrual period at a rate equal to the lesser of (i) the sum of one-month LIBOR plus the margin set forth in the table below and (ii) the related Rate Cap, in each case as described under "Description of the Certificates--Pass-Through Rates" in this Prospectus Supplement.

                      Margin On and
                       Prior to the    Margin After the
                         Optional          Optional
                       Termination       Termination
Class                      Date              Date

Class AV-1                0.120%            0.240%
Class AV-2                0.220%            0.440%
Class AV-3                0.340%            0.680%
Class M-1                 0.480%            0.720%
Class M-2                 0.730%            1.095%
Class M-3                 0.830%            1.245%
Class B-1                 1.300%            1.950%
Class B-2                 1.400%            2.100%
Class B-3                 2.300%            3.450%


Interest will accrue on the Class AF Certificates during each accrual period at a rate equal to the lesser of (i) the rate set forth in the table below and (ii) the related Rate Cap, in each case as described under "Description of the Certificates--Pass-Through Rates" in this Prospectus Supplement.

                       Rate On and
                       Prior to the     Rate After the
                         Optional          Optional
                       Termination       Termination
Class                      Date              Date

Class AF-1                3.686%            4.186%
Class AF-2                4.090%            4.590%
Class AF-3                4.974%            5.474%
Class AF-4                4.615%            5.115%


PRINCIPAL DISTRIBUTIONS

On each distribution date, you will receive a distribution of principal if there are funds available on that date for your class of certificates. You should review the priority of payments described under "Description of the Certificates--Principal Distributions" in this Prospectus Supplement.

The manner of distributing principal among the classes of certificates will differ, as described in this prospectus supplement, depending upon whether a distribution date occurs before the stepdown date, or on or after that date, and depending on the delinquency performance of the mortgage loans. See

"Description of the Certificates--Principal Distributions" in this Prospectus Supplement.

CREDIT ENHANCEMENT

Credit enhancement reduces the risk of harm caused to holders of certificates by shortfalls in payments received on the mortgage loans. Credit enhancement can reduce the effect of shortfalls on all classes, or it can allocate shortfalls so they affect some classes before others. This transaction employs the following four forms of credit enhancement. See "Description of the Certificates" in this Prospectus Supplement.

SUBORDINATION. On each distribution date, classes that are lower in order of payment priority will not receive payments until the classes that are higher in order of payment priority have been paid. If there are insufficient funds on a distribution date to pay all classes, the subordinate classes are the first to forego payment.

OVERCOLLATERALIZATION. If the total assets in the Trust exceed the total principal amount of the certificates, there is overcollateralization available to absorb losses on the mortgage loans before such losses affect the certificates. On the closing date, the total initial principal balance of the mortgage loans will equal approximately $409,933,391, while the total initial principal amount of the offered certificates and the Class B-4 and Class B-5 Certificates is only $400,915,000. This results in overcollateralization equal to approximately 2.20% of the total initial principal balance of the mortgage loans. If the level of overcollateralization falls below what is required under the pooling and servicing agreement, the excess interest described in the next section will be paid to the certificates as principal. This will have the effect of reducing the principal balance of the certificates faster than the principal balance of the mortgage loans until the required level of overcollateralization is reached.

MONTHLY EXCESS CASHFLOW. Because more interest is expected to be paid by the mortgagors than is necessary to pay the interest earned on the offered certificates and the Class B-4 and Class B-5 Certificates and expenses of the trust fund, we expect there to be excess interest each month. The excess interest will be used to maintain overcollateralization, to pay interest that was previously earned but not paid to these certificates, and to reimburse the certificates for losses and certain shortfalls that they experienced previously.

APPLICATION OF REALIZED LOSSES. If, on any distribution date after the balances of the certificates have been reduced by the amount of cash paid on that date, the total principal balance of the certificates is greater than the total principal balance of the mortgage loans, the principal balance of the class of subordinate certificates that is lowest in order of payment priority will be reduced by the amount of such excess. Realized losses will not be allocated to the senior certificates.

ADVANCES

The servicer is required to advance delinquent payments of principal and interest on any mortgage loan, subject to the limitations described in this prospectus supplement. The servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement. THE SERVICER WILL MAKE ONLY LIMITED ADVANCES WITH RESPECT TO THE UNPAID PRINCIPAL BALANCE REMAINING AT MATURITY OF A BALLOON LOAN AND IS REQUIRED TO ADVANCE ONLY INTEREST WITH RESPECT TO SECOND LIEN MORTGAGE LOANS AND REO PROPERTIES ALTHOUGH IT MAY ADVANCE PRINCIPAL ALSO WITH RESPECT TO SECOND LIEN MORTGAGE LOANS. See "Pooling and Servicing Agreement--Advances" in this prospectus supplement and "Description of the Securities--Advances in respect of Delinquencies" in the prospectus.

OPTIONAL TERMINATION

The servicer (or an affiliate) has the option to purchase all the mortgage loans and any properties that the trust acquired in satisfaction of any of the mortgage loans. This option can be exercised when the total principal balance of the mortgage loans, including the mortgage loans related to the properties which the trust has acquired, is 10% or less of the total principal balance of the mortgage loans on the cut-off date. If the option is exercised, your certificate will be retired early and you will be entitled to the following amounts:

o the outstanding principal balance of your certificate;

o one month's interest on such balance at the related pass-through rate;

o any interest previously earned but not paid; and

o any "Net Rate Carryover Amount," as described in this Prospectus Supplement, from all previous distribution dates.

The option of the servicer (or an affiliate) to purchase all the mortgage loans and any properties that the trust acquired in satisfaction of any of the mortgage loans will be conditioned upon the payment of a minimum purchase price that is sufficient to pay all such amounts due and owing on the certificates. See "The Pooling and Servicing Agreement--Optional Termination" in this Prospectus Supplement.

CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES

The trustee will elect to treat the assets of the Trust, exclusive of the basis risk reserve fund, as comprised of multiple real estate mortgage investment conduits (each, a "REMIC") organized in a tiered structure for federal income tax purposes.

For further information regarding the federal income tax consequences of investing in the offered certificates, see "Certain Material Federal Income Tax Consequences" in this Prospectus Supplement and "Federal Income Tax Consequences" in the Prospectus.

RATINGS

The Trust will not issue the certificates unless they receive the respective ratings set forth below from Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("MOODY'S"), Fitch Ratings ("FITCH") Dominion Bond Rating Service, Inc. ("DBRS"):

  Class       S&P       Moody's     Fitch        DBRS
   AV-1       AAA         Aaa        AAA          AAA
   AV-2       AAA         Aaa        AAA          AAA
   AV-3       AAA         Aaa        AAA          AAA
   AF-1       AAA         Aaa        AAA          AAA
   AF-2       AAA         Aaa        AAA          AAA
   AF-3       AAA         Aaa        AAA          AAA
   AF-4       AAA         Aaa        AAA          AAA
   M-1         AA         Aa2         AA          AA
   M-2         A          A2          A            A
   M-3         A-         A3          A-        A (low)
   B-1        BBB+       Baa1        BBB+     BBB (high)
   B-2        BBB        Baa2        BBB          BBB
   B-3        BBB-       Baa3        BBB-      BBB (low)

The ratings on the certificates indicate the likelihood that you will receive all funds to which you are entitled by the terms of your certificate. The rating agency that issues the rating reviews the nature and credit quality of the mortgage loans and the soundness of the structure which the depositor has created to allow the payments on the mortgage loans to flow to the holders of the certificates. A rating is not a recommendation to buy, sell or hold securities and the rating agency can revise or withdraw it at any time. A rating does not address the likelihood of the payment of any Net Rate Carryover Amount, the frequency of prepayments on the mortgage loans or the effect of such prepayments on your yield. See "Yield, Prepayment and Maturity Considerations" and "Ratings" in this Prospectus Supplement and "Ratings" in the Prospectus.

LEGAL INVESTMENT

You should consult with counsel to see if you are permitted to buy the offered certificates, since legal investment rules will vary depending on the type of entity purchasing the offered certificates, whether that entity is subject to regulatory authority, and if so, by whom. The offered certificates will not be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, because the trust contains second lien mortgage loans and owner-financed mortgage loans that were originated by individuals and not by financial institutions or mortgagees approved by the Secretary of Housing and Urban Development. See "Legal Investment" in this Prospectus Supplement and "Legal Investment" in the Prospectus.

ERISA CONSIDERATIONS

It is expected that the Class AV and Class AF Certificates may be purchased by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code of 1986, so long as certain conditions are met. If you are a fiduciary of any employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986 or any materially similar provisions of applicable federal, state or local law, you should consult with counsel as to whether you can buy or hold a Class AV or Class AF Certificate. Sales of the Class M and Class B Certificates to these plans or retirement accounts are prohibited. See "ERISA Considerations" in this Prospectus Supplement and in the Prospectus.

                                  RISK FACTORS

         THE FOLLOWING INFORMATION, WHICH YOU SHOULD CAREFULLY CONSIDER, IDENTIFIES CERTAIN SIGNIFICANT SOURCES OF RISK ASSOCIATED WITH AN INVESTMENT IN THE CERTIFICATES. YOU SHOULD ALSO CAREFULLY CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS.

NATURE OF SUB-PRIME MORTGAGE
LOANS MAY INCREASE RISK OF LOSS........  Approximately 92.20% of the mortgage loans in loan group 1 and approximately
                                         81.83% of the mortgage loans in loan
                                         group 2 (in each case by aggregate
                                         principal balance of that loan group as
                                         of the cut-off date) are of sub-prime
                                         credit quality; i.e., do not meet the
                                         customary credit standards of Freddie
                                         Mac and Fannie Mae. Delinquencies and
                                         liquidation proceedings are more likely
                                         with these mortgage loans than with
                                         mortgage loans that satisfy such credit
                                         standards. In the event these mortgage
                                         loans do become delinquent or subject
                                         to liquidation, you may face delays in
                                         receiving payment and losses if the
                                         credit enhancements are insufficient to
                                         cover the delays and losses.

THERE ARE RISKS RELATED TO
OWNER-FINANCED MORTGAGE LOANS..........  REDUCED UNDERWRITING STANDARDS. None of
                                         the mortgage loans in loan group 1 and
                                         approximately 5.18% of the mortgage
                                         loans in loan group 2 (in each case by
                                         aggregate principal balance of that
                                         loan group as of the cut-off date) are
                                         owner-financed mortgage loans. These
                                         mortgage loans were originated by the
                                         individual sellers of the related
                                         mortgaged property who generally are
                                         inexperienced in matters pertaining to
                                         mortgage banking. These mortgage loans
                                         were originated with less stringent
                                         standards than the other mortgage
                                         loans. The mortgagor under an
                                         owner-financed mortgage loan generally
                                         does not complete a mortgage loan
                                         application and the seller of the
                                         related property generally does not
                                         verify the income or employment of the
                                         related mortgagor, nor does the seller
                                         obtain other information customarily
                                         obtained during the mortgage loan
                                         origination process. As a result,
                                         certain information concerning the
                                         owner-financed mortgage loans that may
                                         be of interest to you is not available.
                                         In connection with an acquisition of an
                                         owner-financed mortgage loan, the
                                         seller obtained and reviewed the credit
                                         history and payment history of the
                                         mortgagor, as well as conducted an
                                         assessment of the value of the
                                         property.

                                         APPRAISALS MAY BE INACCURATE. In
                                         acquiring owner-financed mortgage
                                         loans, the seller assesses the value of
                                         a property, generally using either a
                                         prior appraisal if completed within one
                                         year of the seller's purchase of the
                                         Mortgage Loan, which generally must be
                                         re-certified, or a drive-by appraisal.
                                         A drive-by appraisal is not as accurate
                                         as a full real estate appraisal because
                                         the appraiser does not have access to
                                         the interior of the mortgaged property
                                         and may not have access to the rear of
                                         the mortgaged property. As a result,
                                         the appraisal may reflect assumptions
                                         the appraiser made regarding the
                                         interior or the rear of the mortgaged
                                         property which may not be accurate. To
                                         the extent the seller has
                                         over-appraised the value of a property,
                                         such amount may not be recovered during
                                         a liquidation proceeding.

THE RECOVERY OF DEFAULTED
AMOUNTS UNDER FHA AND VA
PROGRAMS IS UNCERTAIN..................  None of the mortgage loans in loan group 1 and approximately 0.83% of the
                                         mortgage loans in loan group 2 (in each
                                         case by aggregate principal balance of
                                         that loan group as of the cut-off date)
                                         are covered by insurance from the
                                         Federal Housing Administration. None of
                                         the mortgage loans in
                                         loan group 1 and approximately 0.54% of
                                         the mortgage loans in loan group 2 (in
                                         each case by aggregate principal
                                         balance of that loan group as of the
                                         cut-off date) are VA Guaranteed
                                         Mortgage Loans. As described in this
                                         Prospectus Supplement, the amount of
                                         coverage may be limited. In addition,
                                         recovery of the insured amounts from
                                         this agency is dependent upon material
                                         compliance by the originator and the
                                         servicer with applicable regulations.
                                         These regulations are subject to
                                         interpretative uncertainties. If upon
                                         filing a claim for recovery of a
                                         defaulted amount, it is discovered that
                                         the mortgage loan did not comply with a
                                         regulation, the servicer may not be
                                         able to fully recover the insured
                                         amounts. Defaults on mortgage loans
                                         insured by the Federal Housing
                                         Administration should have the same
                                         effect on the related certificates as a
                                         prepayment of such mortgage loans.
                                         However, in the event that such
                                         insurance is no longer available to
                                         provide protection or does not cover
                                         the full amount of the loss, any losses
                                         on such mortgage loans will be borne by
                                         the related certificateholders. See
                                         "The Mortgage Pool--FHA Mortgage Loans
                                         and VA Mortgage Loans" in this
                                         Prospectus Supplement.

THERE ARE RISKS RELATING TO
ALTERNATIVES TO FORECLOSURE............  None of the mortgage loans will be delinquent as of the closing date. Some
                                         mortgage loans may become delinquent
                                         after the closing date. The servicer
                                         may either foreclose on any such
                                         mortgage loan or work out an agreement
                                         with the mortgagor, which may involve
                                         waiving or modifying certain terms of
                                         the mortgage loan. If the servicer
                                         extends the payment period or accepts a
                                         lesser amount than stated in the
                                         mortgage note in satisfaction of the
                                         mortgage note, your yield may be
                                         reduced.

THERE IS AN INCREASED RISK OF LOSS
RELATING TO HIGH COMBINED LOAN-TO-
VALUE RATIOS AT ORIGINATION............  Mortgage loans with original combined loan-to-value ratios in excess of 80%
                                         may present a greater risk of loss than
                                         mortgage loans with original combined
                                         loan-to-value ratios of equal to or
                                         below 80%. Approximately 27.17% of the
                                         mortgage loans in loan group 1 and
                                         approximately 61.69% of the mortgage
                                         loans in loan group 2 (in each case by
                                         aggregate principal balance of that
                                         loan group as of the cut-off date) had
                                         an original combined loan-to-value
                                         ratio in excess of 80% as of the
                                         cut-off date, and are not covered by a
                                         primary mortgage insurance policy or
                                         insurance from the Federal Housing
                                         Administration.


THERE ARE RISKS RELATING TO
GEOGRAPHIC CONCENTRATION OF THE
MORTGAGE LOANS.........................  The charts presented under "Summary of
                                         Prospectus Supplement--The Mortgage
                                         Loans" list the states with the highest
                                         concentrations of mortgage loans.

                                         Property in California may be
                                         particularly susceptible to certain
                                         types of uninsurable hazards, such as
                                         earthquakes, hurricanes, floods,
                                         mudslides and other natural disasters.
                                         Properties in Florida may be
                                         particularly susceptible to certain
                                         types of uninsurable hazards such as
                                         hurricanes.

                                         In addition, the conditions below will
                                         have a disproportionate impact on the
                                         mortgage loans in general:

                                         o Economic conditions in states in the
                                           charts referred to above which may or
                                           may not affect real property values
                                           may affect the ability of mortgagors
                                           to repay their loans on time.

                                         o Declines in the residential real
                                           estate markets in the states in the
                                           charts referred to above may reduce
                                           the values of properties located in
                                           those states, which would result in
                                           an increase in the loan-to-value
                                           ratios or combined loan-to-value
                                           ratios, as applicable.

                                         o Any increase in the market value of
                                           properties located in the states
                                           listed above would reduce the
                                           loan-to-value ratios or combined
                                           loan-to-value ratios and could,
                                           therefore, make alternative sources
                                           of financing available to the
                                           mortgagors at lower interest rates,
                                           which could result in an increased
                                           rate of prepayment of the mortgage
                                           loans.

THERE ARE RISKS RELATING TO
SUBORDINATE LOANS...................     None of the mortgage loans in loan
                                         group 1 and approximately 41.89% of the
                                         mortgage loans in loan group 2 (in each
                                         case by aggregate principal balance of
                                         that loan group as of the cut-off date)
                                         evidence a second lien that is
                                         subordinate to the rights of the
                                         mortgagee under a first mortgage. The
                                         proceeds from any liquidation,
                                         insurance or condemnation proceedings
                                         will be available to satisfy the
                                         outstanding principal balance of such
                                         junior mortgage loans only to the
                                         extent that the claims of any senior
                                         mortgage loans have been satisfied in
                                         full, including any foreclosure costs.
                                         In circumstances where the servicer
                                         determines that it would be
                                         uneconomical to foreclose on the
                                         related mortgaged property, the
                                         servicer may write-off the entire
                                         outstanding principal balance of the
                                         related mortgage loan as bad debt. The
                                         foregoing considerations will be
                                         particularly applicable to junior
                                         mortgage loans that have high combined
                                         loan-to-value ratios because the
                                         servicer is more likely to determine
                                         that foreclosure would be uneconomical.
                                         You should consider the risk that to
                                         the extent losses on mortgage loans are
                                         not covered by available credit
                                         enhancement, such losses will be borne
                                         by the holders of such certificates.

THERE ARE RISKS RELATING TO BALLOON
LOANS...............................     Balloon loans pose a risk because a
                                         mortgagor must make a large lump sum
                                         payment of principal at the end of the
                                         loan term. If the mortgagor is unable
                                         to pay the lump sum or refinance such
                                         amount, you may suffer a loss.
                                         Approximately 0.02% of the mortgage
                                         loans in loan group 1 and approximately
                                         28.57% of the mortgage loans in loan
                                         group 2 (in each case by aggregate
                                         principal balance of that loan group as
                                         of the cut-off date) are balloon loans.

THERE ARE RISKS RELATING TO INTEREST
ONLY LOANS..........................     Approximately 64.94% of the group 1
                                         mortgage loans and approximately 2.40%
                                         of the group 2 mortgage loans (in each
                                         case by aggregate principal balance of
                                         the related loan group as of the
                                         cut-off date) require the borrowers to
                                         make monthly payments only of accrued
                                         interest for a term ranging from the
                                         first 12 months to the first 120 months
                                         following origination, with a majority
                                         making payments of interest only for
                                         the first 60 months following
                                         origination. After such interest-only
                                         period, the borrower's monthly payment
                                         will be recalculated to cover both
                                         interest and principal so that the
                                         mortgage loan will amortize fully prior
                                         to its final payment date. If the
                                         monthly payment increases, the related
                                         borrower may not be able to pay the
                                         increased amount and may default or may
                                         refinance the related mortgage loan to
                                         avoid the higher payment. Because no
                                         principal payments are required to be
                                         made on such mortgage loans for an
                                         initial period following origination,
                                         the certificateholders will receive
                                         smaller principal distributions during
                                         such period than they would have
                                         received if the related borrowers were
                                         required to make monthly payments of
                                         interest and principal for the entire
                                         lives of such mortgage loans. This
                                         slower rate of principal distributions
                                         may reduce the return on an investment
                                         in the offered certificates that are
                                         purchased at a discount.

VIOLATIONS OF FEDERAL AND STATE
LAWS MAY CAUSE LOSSES ON YOUR
CERTIFICATES...........................  Applicable state laws regulate mortgage rates and other charges, require
                                         disclosure, and require licensing of
                                         the originator of the mortgage loans.
                                         In addition, other state laws, public
                                         policy and principles of equity
                                         relating to the protection of
                                         consumers, unfair and deceptive
                                         practices and debt collection practices
                                         may apply to the origination, servicing
                                         and collection of the mortgage loans.

                                         The mortgage loans are also subject to
                                         federal laws, including

                                         o the Federal Truth-in-Lending Act and
                                           Regulation Z promulgated thereunder,
                                           which require disclosures to the
                                           borrowers regarding the terms of the
                                           mortgage loans;

                                         o the Equal Credit Opportunity Act and
                                           Regulation B promulgated thereunder,
                                           which prohibit discrimination on the
                                           basis of age, race, color, sex,
                                           religion, marital status, national
                                           origin, receipt of public assistance
                                           or the exercise of any right under
                                           the Consumer Credit Protection Act,
                                           in the extension of credit; and

                                         o the Fair Credit Reporting Act, which
                                           regulates the use and reporting of
                                           information related to the borrower's
                                           credit experience.

                                         Depending on the provisions of the
                                         applicable law and the specific facts
                                         and circumstances involved, actual or
                                         alleged violations of applicable
                                         federal or state laws, policies and
                                         principles may limit the ability of the
                                         servicer to collect all or part of the
                                         interest on or principal of the
                                         mortgage loans, may provide the
                                         mortgagors with a right to rescind the
                                         related mortgage loan, may entitle the
                                         borrower to a refund of amounts
                                         previously paid or to set off those
                                         amounts against their monthly payment
                                         and, in addition, could subject the
                                         trust to litigation or liability for
                                         expenses, penalties and damages
                                         resulting from the violations. As a
                                         result, these violations could result
                                         in shortfalls in the distributions due
                                         on your certificates. Furthermore, a
                                         number of legislative proposals have
                                         been introduced at the federal, state
                                         and municipal level that are designed
                                         to discourage predatory lending
                                         practices. Some states have enacted
                                         laws or regulations that prohibit
                                         inclusion of some provisions in
                                         mortgage loans that have mortgage rates
                                         or origination costs in excess of
                                         prescribed levels, and require that
                                         borrowers be given certain disclosures
                                         prior to the consummation of such
                                         mortgage loans. An originator's failure
                                         to comply with these laws could subject
                                         assignees of the mortgage loans,
                                         including the trust, to monetary
                                         penalties and could result in the
                                         borrowers rescinding such mortgage
                                         loans against either the trust or
                                         subsequent holders of the mortgage
                                         loans. Lawsuits have been brought in
                                         various states making claims against
                                         assignees of high cost loans for
                                         violations of state law. Named
                                         defendants in these cases include
                                         numerous participants within the
                                         secondary mortgage markets, including
                                         some securitization trusts.

                                         While some of the mortgaged properties
                                         are located in the State of Georgia,
                                         the seller will represent that none of
                                         the mortgage loans are subject to the
                                         Georgia Fair Lending Act effective from
                                         October 1, 2002 to March 6, 2003.

                                         The seller will represent that as of
                                         the date of origination, each mortgage
                                         loan is in compliance with applicable
                                         federal and state laws and regulations
                                         and will be required to repurchase or
                                         replace any mortgage loan that was not
                                         originated in compliance with such laws
                                         and regulations. In addition, the
                                         seller will be required to reimburse
                                         the trust for any damages or costs
                                         incurred by the trust as a result of a
                                         breach of the representation as to
                                         compliance with such laws and
                                         regulations. However, if the seller is
                                         unable to fulfill this reimbursement
                                         obligation for financial or other
                                         reasons, shortfalls in the
                                         distributions due on your certificates
                                         could occur.

THERE IS A RISK THAT MORTGAGE
INTEREST RATES WILL AFFECT THE
OFFERED CERTIFICATES...................  The Class AV and the Subordinate
                                         Certificates (other than the Class B-4
                                         and Class B-5 Certificates) will accrue
                                         interest at a pass-through rate based
                                         on the one-month LIBOR index plus a
                                         specified margin, but are subject to
                                         caps. The Class AF Certificates will
                                         accrue interest at a fixed pass-through
                                         rate but are subject to a cap. The caps
                                         on interest paid on all such
                                         certificates will be based on the
                                         weighted average of the interest rates
                                         on the mortgage loans related to such
                                         certificates, net of the servicing fee
                                         and certain expenses of the Trust. If
                                         the mortgage loans with relatively high
                                         interest rates in any loan group prepay
                                         at a faster rate than the mortgage
                                         loans with lower interest rates in that
                                         loan group, the related cap will
                                         decrease and the pass-through rates on
                                         the related certificates may be
                                         adversely affected.

                                         The pass-through rates on the Class AV
                                         and the Subordinate Certificates (other
                                         than the Class B-4 and Class B-5
                                         Certificates) adjust monthly while the
                                         mortgage interest rates on the
                                         adjustable-rate mortgage loans may
                                         adjust less frequently. Furthermore,
                                         some of the adjustable-rate mortgage
                                         loans have fixed mortgage rates for
                                         some certain period of time after
                                         origination and the first adjustment to
                                         their mortgage rates will not occur
                                         until two to five years after
                                         origination. Substantially all of the
                                         adjustable-rate mortgage loans have
                                         periodic and maximum limitations on
                                         adjustments to the mortgage loan rate.
                                         Consequently, the fact that the
                                         mortgage rate is fixed for some period
                                         of time after origination and that
                                         interest rate caps may apply may limit
                                         increases in the pass-through rate for
                                         extended periods in a rising interest
                                         rate environment.

                                         Although holders of the Class AV and
                                         the Subordinate Certificates will be
                                         entitled to receive any net rate
                                         carryover amount from and to the
                                         limited extent of funds available for
                                         such payments, there is no assurance
                                         that those funds will be available or
                                         sufficient to pay such net rate
                                         carryover amount.

THERE ARE RISKS INVOLVING
UNPREDICTABILITY OF PREPAYMENTS
AND THE EFFECT OF PREPAYMENTS ON
YIELDS.................................  Mortgagors may prepay their mortgage loans in whole or in part at any time.
                                         We cannot predict the rate at which
                                         mortgagors will repay their mortgage
                                         loans. A prepayment of a mortgage loan
                                         generally will result in a prepayment
                                         on the certificates.

                                         o If you purchase your certificates at
                                           a discount and principal is repaid
                                           more slowly than you anticipate, then
                                           your yield may be lower than you
                                           anticipate.

                                         o The rate of prepayments on the
                                           mortgage loans will be sensitive to
                                           prevailing interest rates. Generally,
                                           if prevailing interest rates decline
                                           significantly below the interest
                                           rates on the fixed-rate mortgage
                                           loans, those mortgage loans are more
                                           likely to prepay than if prevailing
                                           rates remain above the interest rates
                                           on such mortgage loans. Conversely,
                                           if prevailing interest rates rise
                                           significantly, the prepayments on
                                           fixed-rate mortgage loans are likely
                                           to decrease.

                                         o The prepayment behavior of the
                                           adjustable-rate mortgage loans and of
                                           the fixed-rate mortgage loans may
                                           respond to different factors, or may
                                           respond differently to the same
                                           factors. If at the time of their
                                           first adjustment, the interest rates
                                           on any of the adjustable-rate
                                           mortgage loans would be subject to
                                           adjustment to a rate higher than the
                                           then prevailing mortgage interest
                                           rates available to the related
                                           borrowers, such borrowers may prepay
                                           their adjustable-rate mortgage loans.
                                           Adjustable-rate mortgage loans may
                                           also suffer an increase in defaults
                                           and liquidations following upward
                                           adjustments of their interest rates,
                                           especially following their initial
                                           adjustments.

                                         o Approximately 82.59% of the mortgage
                                           loans in loan group 1 and
                                           approximately 55.96% of the mortgage
                                           loans in loan group 2 (in each case
                                           by aggregate principal balance of
                                           that loan group as of the cut-off
                                           date) require the mortgagor to pay a
                                           penalty if the mortgagor prepays the
                                           mortgage loan during periods ranging
                                           from 2 months to 60 months after the
                                           mortgage loan was originated. A
                                           prepayment penalty may discourage a
                                           mortgagor from prepaying the mortgage
                                           loan during the applicable period.
                                           Such prepayment penalties will be
                                           distributed first to the holders of
                                           the Class N Certificates and then to
                                           the holders of the Class X
                                           Certificates and will not be
                                           distributed to holders of the offered
                                           certificates.

                                         o The seller may be required to
                                           purchase mortgage loans from the
                                           Trust in the event certain breaches
                                           of representations and warranties
                                           have not been cured. In addition, the
                                           servicer has the option to purchase
                                           mortgage loans that are at least 120
                                           days or more delinquent under the
                                           circumstances described in the
                                           pooling and servicing agreement.
                                           These purchases will have the same
                                           effect on the holders of the offered
                                           certificates as a prepayment of the
                                           mortgage loans.

                                         o The servicer (or its affiliate) may
                                           purchase all of the mortgage loans
                                           when the aggregate principal balance
                                           of the mortgage loans is equal to or
                                           less than 10% of their aggregate
                                           principal balance as of the cut-off
                                           date. Such purchase will result in an
                                           earlier return of the principal on
                                           the certificates and will affect the
                                           yield on the certificates in a manner
                                           similar to the manner in which
                                           principal prepayments on the mortgage
                                           loans will affect the yield on the
                                           certificates.

IF THE RATE OF DEFAULT AND THE
AMOUNT OF LOSSES ON THE MORTGAGE
LOANS IS HIGHER THAN YOU EXPECT,
THEN YOUR YIELD MAY BE LOWER THAN
YOU EXPECT.............................  As a result of the absorption of realized losses on the mortgage loans
                                         by excess interest and
                                         overcollateralization as described
                                         herein, liquidations of defaulted
                                         mortgage loans, whether or not realized
                                         losses are incurred upon such
                                         liquidations, will result in an earlier
                                         return of the principal of the
                                         certificates and will influence the
                                         yield on the certificates in a manner
                                         similar to the manner in which
                                         principal prepayments on the mortgage
                                         loans will influence the yield on the
                                         certificates.

                                         The overcollateralization provisions
                                         are intended to result in an
                                         accelerated rate of principal
                                         distributions to holders of the
                                         certificates then entitled to principal
                                         distributions at any time that the
                                         overcollateralization provided by the
                                         mortgage pool falls below the required
                                         level. An earlier return of principal
                                         to the holders of the certificates as a
                                         result of the overcollateralization
                                         provisions will influence the yield on
                                         the certificates in a manner similar to
                                         the manner in which principal
                                         prepayments on the mortgage loans will
                                         influence the yield on the
                                         certificates. In addition, if the
                                         senior certificates are entitled to
                                         distributions of principal at any time
                                         that overcollateralization is required
                                         to be restored to the required level,
                                         then the amounts available for such
                                         purpose will be allocated between the
                                         Class AV and Class AF Certificates
                                         based on the amount of principal
                                         actually received on the group 1
                                         mortgage loans and group 2 mortgage
                                         loans, respectively, for the related
                                         distribution date. This, as well as the
                                         relative sizes of the two loan groups,
                                         may magnify the prepayment effect on
                                         the senior certificates caused by the
                                         relative rates of prepayments and
                                         defaults experienced by the loan
                                         groups.

                                         Because distributions of principal will
                                         be made to the classes of certificates
                                         according to the priorities described
                                         in this prospectus supplement, the
                                         yield to maturity on the certificates
                                         will be sensitive to the rates of
                                         prepayment on the related mortgage
                                         loans experienced both before and after
                                         the commencement of principal
                                         distributions on such classes. In
                                         particular, the subordinate
                                         certificates do not receive (unless the
                                         certificate principal balances of the
                                         senior certificates have been reduced
                                         to zero) any portion of the amount of
                                         principal payable to the certificates
                                         prior to, at the earliest, the
                                         distribution date in February 2008.
                                         Thereafter, subject to the loss and
                                         delinquency performance of the mortgage
                                         pool, the subordinate certificates may
                                         continue (unless the certificate
                                         principal balances of the senior
                                         certificates have been reduced to zero)
                                         to receive no portion of the amount of
                                         principal then payable to the
                                         certificates. The weighted average
                                         lives of the subordinate certificates
                                         will therefore be longer than would
                                         otherwise be the case. The effect on
                                         the market value of the subordinate
                                         certificates of changes in market
                                         interest rates or market yields for
                                         similar securities may be greater than
                                         for the senior certificates.

                                         See "Yield, Prepayment and Maturity
                                         Considerations" for a description of
                                         factors that may influence the rate and
                                         timing of prepayments on the mortgage
                                         loans.

THERE IS A RISK THAT INTEREST
PAYMENTS MAY BE INSUFFICIENT TO
MAINTAIN OVERCOLLATERALIZATION.........  Because the weighted average of the interest rates on the mortgage loans is
                                         expected to be higher than the weighted
                                         average of the interest rates on the
                                         offered certificates and the Class B-4
                                         and Class B-5 Certificates, the
                                         mortgage loans are expected to generate
                                         more interest than is needed to pay
                                         interest owed on these certificates as
                                         well as certain fees and expenses of
                                         the Trust. After these financial
                                         obligations of the Trust are covered,
                                         the available excess interest will be
                                         used to maintain overcollateralization.
                                         Any remaining interest will then be
                                         used to compensate for losses that
                                         occur on the mortgage loans. We cannot
                                         assure you, however, that enough excess
                                         interest will be generated to maintain
                                         the overcollateralization level
                                         required by the rating agencies. The
                                         factors described below will affect the
                                         amount of excess interest that the
                                         mortgage loans will generate:

                                         o Every time a mortgage loan is prepaid
                                           in full or repurchased, excess
                                           interest will be reduced because the
                                           mortgage loan will no longer be
                                           outstanding and generating interest
                                           or, in the case of a partial
                                           prepayment, will be generating less
                                           interest.

                                         o Every time a mortgage loan is
                                           liquidated or written off, excess
                                           interest will be reduced because such
                                           mortgage loans will no longer be
                                           outstanding and generating interest.

                                         o If the rates of delinquencies,
                                           defaults or losses on the mortgage
                                           loans are higher than expected,
                                           excess interest will be reduced by
                                           the amount necessary to compensate
                                           for any shortfalls in cash available
                                           on such date to pay
                                           certificateholders.

                                         o The pass-through rates of the Class
                                           AV and the subordinate certificates
                                           (other than the Class B-4 and Class
                                           B-5 Certificates) are based on
                                           one-month LIBOR while all the
                                           adjustable-rate mortgage loans have
                                           rates that are fixed for some period
                                           of time after origination or that are
                                           adjustable based on an index that in
                                           certain cases is different from the
                                           index used to determine the
                                           pass-through rate on such
                                           certificates. As a result, the
                                           pass-through rate on such
                                           certificates may increase relative to
                                           interest rates on the mortgage loans,
                                           thus requiring that more of the
                                           interest generated by the mortgage
                                           loans be applied to cover interest on
                                           such certificates.

THERE ARE RISKS IN HOLDING
SUBORDINATE CERTIFICATES...............  The protections afforded the senior certificates in this transaction create
                                         risks for the subordinate certificates.
                                         Prior to any purchase of any
                                         subordinate certificates, consider the
                                         following factors that may adversely
                                         impact your yield:

                                         o Because the subordinate certificates
                                           receive interest and principal
                                           distributions after the senior
                                           certificates receive such
                                           distributions, there is a greater
                                           likelihood that the subordinate
                                           certificates will not receive the
                                           distributions to which they are
                                           entitled on any distribution date.

                                         o If the servicer determines not to
                                           advance a delinquent payment on a
                                           mortgage loan because such amount is
                                           not recoverable from a mortgagor,
                                           there may be a shortfall in
                                           distributions on the certificates
                                           which will impact the subordinate
                                           certificates.

                                         o The portion of the shortfalls in the
                                           amount of interest collections on
                                           mortgage loans that are attributable
                                           to prepayments in full and are not
                                           covered by the servicer and
                                           shortfalls in interest collections on
                                           any mortgage loans arising from the
                                           timing of partial principal
                                           prepayments may result in a shortfall
                                           in distributions on the certificates,
                                           which will disproportionately impact
                                           the subordinate certificates.

                                         o The subordinate certificates are not
                                           expected to receive principal
                                           distributions until at the earliest
                                           February 25, 2008 unless the
                                           certificate principal balances of the
                                           senior certificates have been reduced
                                           to zero.

                                         o Losses resulting from the liquidation
                                           of defaulted mortgage loans, to the
                                           extent not covered by excess interest
                                           collections, will first reduce the
                                           level of overcollateralization, if
                                           any, for the certificates. If there
                                           is no overcollateralization, such
                                           losses will be allocated to the
                                           subordinate certificates. A loss
                                           allocation results in a reduction in
                                           a certificate balance without a
                                           corresponding distribution of cash to
                                           the holder. A lower certificate
                                           balance will result in less interest
                                           accruing on the certificate.

                                         o The earlier in the transaction that a
                                           loss on a mortgage loan occurs, the
                                           greater the impact on yield.

                                         See "Description of the Certificates"
                                         and "Yield, Prepayment and Maturity
                                         Considerations" in this Prospectus
                                         Supplement for more detail.

LOSSES ON THE MORTGAGE LOANS IN
ONE LOAN GROUP MAY REDUCE THE
YIELD ON SENIOR CERTIFICATES RELATED
TO THE OTHER LOAN GROUPS...............  Investors in the Class AV and Class AF
                                         Certificates should note that because
                                         the subordinate certificates represent
                                         interests in both loan groups, the
                                         certificate principal balances of the
                                         subordinate certificates could be
                                         reduced significantly as a result of
                                         realized losses on the mortgage loans
                                         in either of the loan groups.
                                         Therefore, the allocation of realized
                                         losses on the mortgage loans in either
                                         of the loan groups to the subordinate
                                         certificates will reduce the
                                         subordination provided by the
                                         subordinate certificates to all classes
                                         of senior certificates. See
                                         "Description of the Certificates" in
                                         this Prospectus Supplement for more
                                         detail.

THERE IS A RISK THAT INTEREST
PAYMENTS ON THE MORTGAGE LOANS
MAY BE INSUFFICIENT TO PAY INTEREST
ON YOUR CERTIFICATES...................  When a mortgage loan is prepaid in full, the mortgagor is charged interest
                                         only up to the date on which payment is
                                         made, rather than for an entire month.
                                         This may result in a shortfall in
                                         interest collections available for
                                         payment on the next distribution date.
                                         The servicer is required to cover a
                                         portion of the shortfall in interest
                                         collections that are attributable to
                                         prepayments in full, but only up to
                                         one-half of the servicing fee for the
                                         related accrual period. If the credit
                                         enhancement is insufficient to cover
                                         this shortfall in excess of the amount
                                         covered by the servicer, you may incur
                                         a loss. In addition, the servicer will
                                         not cover shortfalls in interest
                                         collections arising from the
                                         application of the Servicemembers Civil
                                         Relief Act or similar state laws.

LOSSES ON THE MORTGAGE LOANS WILL
AFFECT YIELD........................     Losses resulting from the liquidation
                                         of defaulted mortgage loans will first
                                         reduce the level of excess interest and
                                         overcollateralization, if any, for the
                                         offered certificates, the Class B-4
                                         Certificates and the Class B-5
                                         Certificates. If there is no
                                         overcollateralization or excess
                                         interest, such losses will be allocated
                                         to the offered certificates, the Class
                                         B-4 Certificates and the Class B-5
                                         Certificates in reverse order of
                                         seniority as follows: Class B-5
                                         Certificates, Class B-4 Certificates,
                                         Class B-3 Certificates, Class B-2
                                         Certificates, Class B-1 Certificates,
                                         Class M-3 Certificates, Class M-2
                                         Certificates and Class M-1
                                         Certificates. Realized losses will not
                                         be allocated to the Class A
                                         Certificates. A loss allocation results
                                         in a reduction in certificate principal
                                         balance without a corresponding
                                         distribution of cash to the
                                         certificateholder. A lower certificate
                                         principal balance will result in less
                                         interest accruing on the certificate.

                                         Losses which are special hazard losses
                                         will be allocated as described above,
                                         except that if the aggregate amount of
                                         such losses exceeds a certain level as
                                         specified in this prospectus
                                         supplement, such excess will be
                                         allocated among all the outstanding
                                         classes of certificates, on a pro rata
                                         basis based on the certificate
                                         principal balance or notional amount of
                                         each such class.

                                         The earlier in the transaction that a
                                         loss on a mortgage loan occurs, the
                                         greater the impact will be on the yield
                                         on the offered certificates. See
                                         "Description of the
                                         Certificates--Allocation of Losses" in
                                         this prospectus supplement for more
                                         detail.



THERE IS A RISK RELATING TO THE
ADVANCING OBLIGATION OF THE
SERVICER...............................  Under the pooling and servicing agreement, the servicer will make cash
                                         advances to cover delinquent payments
                                         of principal and interest on the
                                         mortgage loans as set forth herein, to
                                         the extent it reasonably believes that
                                         the cash advances are recoverable from
                                         future payments on the mortgage loans.
                                         The servicer may make such advances
                                         from amounts held for future
                                         distribution. In addition, the servicer
                                         may withdraw from the collection
                                         account funds that were not included in
                                         available funds for the preceding
                                         distribution date to reimburse itself
                                         for advances previously made. Any such
                                         amounts withdrawn by the servicer in
                                         reimbursement of advances previously
                                         made are generally required to be
                                         replaced by the servicer on or before
                                         the next distribution date, subject to
                                         subsequent withdrawal. To the extent
                                         that the servicer is unable to replace
                                         any amounts withdrawn in reimbursement
                                         of advances previously made, there
                                         could be a delay in distributions on
                                         the offered certificates. Furthermore,
                                         the servicer's right to reimburse
                                         itself for advances previously made
                                         from funds held for future distribution
                                         could lead to amounts required to be
                                         restored to the collection account by
                                         the servicer that are higher than one
                                         month's advance obligation.

                                         The servicer is required to advance
                                         interest on second liens and REO
                                         properties, may advance principal with
                                         respect to second liens and may make
                                         limited advances with respect to the
                                         unpaid principal balance remaining at
                                         maturity of a balloon loan. As noted
                                         above, 41.89% of the Mortgage Loans in
                                         loan group 2 by aggregate principal
                                         balance are second liens. See "--There
                                         are risks relating to subordinate
                                         loans" above. The failure to make such
                                         advances could result in less funds
                                         being available to make distributions
                                         on the offered certificates than would
                                         be available if such advances were made
                                         and may negatively affect the yield on
                                         the offered certificates.

THERE IS A RISK BECAUSE THE
CERTIFICATES ARE NOT OBLIGATIONS OF
ANY ENTITY..........................     The offered certificates represent an
                                         interest in the Trust only. No other
                                         person will insure or guarantee the
                                         offered certificates or will have any
                                         obligation with respect to the
                                         certificates except for the obligations
                                         of (i) the depositor and the seller
                                         pursuant to certain limited
                                         representations and warranties made
                                         with respect to the mortgage loans, and
                                         (ii) the servicer with respect to its
                                         servicing obligations under the pooling
                                         and servicing agreement. No government
                                         agency or instrumentality will
                                         guarantee or insure the certificates or
                                         the mortgage loans (other than
                                         approximately 1.49% of the mortgage
                                         loans (by aggregate principal balance
                                         as of the cut-off date) which are
                                         covered by insurance from the Federal
                                         Housing Administration, a guaranty from
                                         the Veterans Administration or a
                                         primary insurance provider). Proceeds
                                         of the assets included in the Trust
                                         will be the sole source of payments on
                                         the offered certificates. You will not
                                         be able to receive money from any
                                         entity in the event that such proceeds
                                         are not enough to make all payments
                                         provided for under the offered
                                         certificates.

THERE IS A RISK THAT THERE MAY BE A
DELAY IN RECEIPT OF LIQUIDATION
PROCEEDS, AND THAT LIQUIDATION
PROCEEDS MAY BE LESS THAN THE
OUTSTANDING BALANCE OF THE
MORTGAGE LOAN..........................  Substantial delays could be encountered in connection with the liquidation of
                                         delinquent mortgage loans. Further,
                                         liquidation expenses such as legal
                                         fees, real estate taxes and maintenance
                                         and preservation expenses will reduce
                                         the portion of liquidation proceeds
                                         payable to you. If a mortgaged property
                                         fails to provide adequate security for
                                         the mortgage loan, you will incur a
                                         loss on your investment if the credit
                                         enhancements are insufficient to cover
                                         the loss.

TERRORIST ATTACKS AND RELATED
MILITARY RESPONSE POSE ADDITIONAL
RISKS..................................  The terrorist attacks in the United
                                         States on September 11, 2001 suggest
                                         that there is an increased likelihood
                                         of future terrorist activity in the
                                         United States. In addition, current
                                         political and military tensions in the
                                         Middle East have resulted in a
                                         significant deployment of United States
                                         military personnel in the region.
                                         Investors should consider the possible
                                         effects of past and possible future
                                         terrorist attacks and any resulting
                                         military response by the United States
                                         on the delinquency, default and
                                         prepayment experience of the mortgage
                                         loans. In accordance with the servicing
                                         standard set forth in the pooling and
                                         servicing agreement, the servicer may
                                         defer, reduce or forgive payments and
                                         delay foreclosure proceedings in
                                         respect of mortgage loans to borrowers
                                         affected in some way by past and
                                         possible future events.

                                         In addition, the current deployment of
                                         United States military personnel in the
                                         Middle East and the activation of a
                                         substantial number of United States
                                         military reservists and members of the
                                         National Guard may significantly
                                         increase the proportion of mortgage
                                         loans whose mortgage rates are reduced
                                         by the application of the Relief Act or
                                         similar state laws. Certain shortfalls
                                         in interest collection arising from the
                                         application of the Relief Act or any
                                         state law providing for similar relief
                                         will not be covered by the servicer.
                                         See "Material Legal Aspects of the
                                         Mortgage Loans--Servicemembers Civil
                                         Relief Act" in the prospectus.

THE LACK OF A SECONDARY MARKET
MAY LIMIT YOUR ABILITY TO SELL YOUR
CERTIFICATES...........................  The underwriters intend to make a secondary market in the certificates
                                         they purchase, but they have no
                                         obligation to do so. There is no
                                         assurance that such a secondary market
                                         will develop or, if it develops, that
                                         it will continue. Consequently, you may
                                         not be able to sell your certificates
                                         readily or at prices that will enable
                                         you to realize your desired yield. The
                                         market values of the certificates are
                                         likely to fluctuate; these fluctuations
                                         may be significant and could result in
                                         significant losses to you.

                                         The secondary markets for mortgage
                                         backed securities have experienced
                                         periods of illiquidity and can be
                                         expected to do so in the future.
                                         Illiquidity can have a severely adverse
                                         effect on the prices of securities that
                                         are especially sensitive to prepayment,
                                         credit, or interest rate risk, or that
                                         have been structured to meet the
                                         investment requirements of limited
                                         categories of investors.

IN THE EVENT THE SELLER IS NOT ABLE
TO REPURCHASE OR REPLACE DEFECTIVE
MORTGAGE LOANS YOU MAY SUFFER
LOSSES ON YOUR CERTIFICATES............  The seller will make various representations and warranties related
                                         to the mortgage loans. If the seller
                                         fails to cure a material breach of its
                                         representations and warranties with
                                         respect to any mortgage loan in a
                                         timely manner, the seller will be
                                         required to repurchase or replace the
                                         defective loan. See "The Pooling and
                                         Servicing Agreement--Assignment of the
                                         Mortgage Loans" in this Prospectus
                                         Supplement. In the event that the
                                         seller is not able to repurchase or
                                         replace any defective mortgage loans at
                                         the date such action is required, for
                                         financial or other reasons, you may
                                         suffer losses on your certificates. The
                                         inability of the seller to repurchase
                                         or replace defective mortgage loans
                                         would likely cause the mortgage loans
                                         to experience higher rates of
                                         delinquencies, defaults and losses. As
                                         a result, shortfalls in the
                                         distributions due on your certificates
                                         could occur.

A REDUCTION OR WITHDRAWAL OF
RATINGS ON THE OFFERED CERTIFICATES
MAY ADVERSELY AFFECT THE VALUE OF
YOUR CERTIFICATES......................  Each rating agency rating the offered certificates may change or withdraw its
                                         initial ratings at any time in the
                                         future if, in its judgment,
                                         circumstances warrant a change. No
                                         rating agency is obligated to maintain
                                         the ratings at their initial levels. If
                                         a rating agency reduces or withdraws
                                         its rating on one or more classes of
                                         the offered certificates, the liquidity
                                         and market value of the affected
                                         certificates is likely to be reduced.

THE OFFERED CERTIFICATES ARE NOT
SUITABLE FOR CERTAIN INVESTORS.........  The offered certificates are not suitable investments for any investor
                                         that requires a regular or predictable
                                         schedule of monthly payments or payment
                                         on any specific date. The offered
                                         certificates are complex investments
                                         that should be considered only by
                                         investors who, either alone or with
                                         their financial, tax and legal
                                         advisors, have the expertise to analyze
                                         the prepayment, reinvestment, default
                                         and market risk, the tax consequences
                                         of an investment and the interaction of
                                         these factors.

CONSEQUENCES OF OWNING BOOK-
ENTRY CERTIFICATES.....................  Issuance of the offered certificates in book-entry form may reduce the
                                         liquidity of such certificates in the
                                         secondary trading market since
                                         investors may be unwilling to purchase
                                         certificates for which they cannot
                                         obtain physical certificates.

                                         Since transactions in the offered
                                         certificates can be effected only
                                         through certain depositories,
                                         participating organizations, indirect
                                         participants and certain banks, your
                                         ability to transfer or pledge an
                                         offered certificate to persons or
                                         entities that are not affiliated with
                                         these organizations or otherwise to
                                         take actions in respect of such
                                         certificates, may be limited due to
                                         lack of a physical certificate
                                         representing the offered certificates.

                                         You may experience some delay in the
                                         receipt of distributions on the offered
                                         certificates since the distributions
                                         will be forwarded by the trustee to a
                                         depository to credit the accounts of
                                         its participants which will thereafter
                                         credit them to your account either
                                         directly or indirectly through indirect
                                         participants, as applicable. See
                                         "Description of the
                                         Certificates--Book-Entry Certificates"
                                         in this prospectus supplement for more
                                         detail.

                                THE MORTGAGE POOL

         Credit-Based Asset Servicing and Securitization LLC (the "SELLER") provided the information in the following paragraphs. None of the Depositor, any Underwriter, the Servicer, the Trustee or any of their respective affiliates have made or will make any representation as to the accuracy or completeness of such information.

         Certain information with respect to the Mortgage Loans to be included in the Mortgage Pool is set forth herein. Prior to the Closing Date, Mortgage Loans may be removed from the Mortgage Pool and other Mortgage Loans may be substituted therefor. The Seller believes that the information set forth herein with respect to the Mortgage Pool as presently constituted is representative of the characteristics of the Mortgage Pool as it will be constituted at the Closing Date, although certain characteristics of the Mortgage Loans may vary.

         GENERAL

         The assets included in the Trust (the "TRUST FUND") will consist of a pool of 2,746 closed-end, fixed-rate and adjustable-rate mortgage loans (the "MORTGAGE POOL") having original terms to maturity ranging from 27 months to 721 months (the "MORTGAGE LOANS") and an aggregate principal balance as of January 1, 2005 (the "CUT-OFF DATE") of approximately $409,933,390.62. All Mortgage Loan statistics set forth herein are based on principal balances, interest rates, terms to maturity, mortgage loan counts and similar statistics as of the Cut-off Date. All weighted averages specified herein are based on the principal balances of the Mortgage Loans as of the Cut-off Date, as adjusted for the principal payments received or advanced on or before such date (each, a "CUT-OFF DATE PRINCIPAL BALANCE"). The "PRINCIPAL BALANCE" of a Mortgage Loan, as of any date, is equal to the principal balance of such Mortgage Loan at its origination, less the sum of scheduled and unscheduled payments and other recoveries in respect of principal made or advanced on such Mortgage Loan. References to percentages of the Mortgage Loans mean percentages based on the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans, unless otherwise specified. The "POOL BALANCE" is equal to the aggregate Principal Balance of the Mortgage Loans.

         The Depositor will purchase the Mortgage Loans from the Seller pursuant to the Mortgage Loan Purchase Agreement (the "MORTGAGE LOAN PURCHASE AGREEMENT"), dated as of the Cut-off Date, between the Seller and the Depositor. Pursuant to the Pooling and Servicing Agreement, the Depositor will cause the Mortgage Loans to be assigned to the Trustee for the benefit of the Certificateholders. See "The Pooling and Servicing Agreement" in this Prospectus Supplement.

         Each of the Mortgage Loans in the Mortgage Pool was selected from the Seller's portfolio of mortgage loans. The Mortgage Loans were acquired by the Seller in the secondary market in the ordinary course of its business The Mortgage Loans in the Mortgage Pool were originated or acquired by various mortgage loan originators. Approximately 22.53%, 11.56% and 11.21% of the Mortgage Loans were originated or acquired by Ownit Mortgage Solutions, Inc., WMC Mortgage Corp. and Wilmington Finance, Inc., respectively. Approximately 26.90%, 12.69% and 12.57% of the Group 1 Mortgage Loans were originated or acquired by Ownit Mortgage Solutions, Inc., Wilmington Finance, Inc. and WMC Mortgage Corp., respectively. Approximately 13.24%, 13.04% and 8.12% of the Group 2 Mortgage Loans were originated or acquired by SIB Mortgage Corp., American Business Financial Services Inc. and WMC Mortgage Corp., respectively.

         Under the Pooling and Servicing Agreement, the Seller will make certain representations and warranties to the Trustee relating to, among other things, the due execution and enforceability of the Pooling and Servicing Agreement, its title to the Mortgage Loans and certain characteristics of the Mortgage Loans and, subject to certain limitations, will be obligated to repurchase or substitute a similar mortgage loan for any Mortgage Loan as to which there exists deficient documentation or an uncured breach of any such representation or warranty, if such breach of any such representation or warranty materially and adversely affects the Certificateholders' interests in such Mortgage Loan. The Depositor will make no representations or warranties with respect to the Mortgage Loans and will have no obligation to repurchase or substitute for Mortgage Loans with deficient documentation or that are otherwise defective. The Seller is selling the Mortgage Loans without recourse and will have no obligation with respect to the Certificates in its capacity as Seller other than the repurchase or substitution obligations described above.

         The Mortgage Pool will include fixed-rate Mortgage Loans (the "FIXED-RATE MORTGAGE LOANS") and adjustable-rate Mortgage Loans (the "ADJUSTABLE-RATE MORTGAGE LOANS") and will consist of two loan groups ("LOAN GROUP 1" and "LOAN GROUP 2" and each, a "LOAN GROUP"). The Mortgage Loans in Loan Group 1 (the "GROUP 1 MORTGAGE LOANS") consist of 1,464 Adjustable-Rate Mortgage Loans and have an aggregate Principal Balance of $316,740,788.89 as of the Cut-off Date. The Mortgage Loans in Loan Group 2 (the "GROUP 2 MORTGAGE LOANS") consist of 1,282 Fixed-Rate Mortgage Loans and have an aggregate Principal Balance of $93,192,601.73 as of the Cut-off Date.

         The Mortgage Loans consist of Performing Mortgage Loans as defined below. A "PERFORMING MORTGAGE LOAN" is a Mortgage Loan pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 or more days Delinquent.

         A Mortgage Loan is "DELINQUENT" if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note (the "MONTHLY PAYMENT") due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan. Thus, a Mortgage Loan for which the mortgagor failed to make the Monthly Payment due on January 1, 2005 will be reported as Delinquent on February 2, 2005 if the payment is not made by the close of business on February 1, 2005.

         Some of the Adjustable-Rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Interest Rate thereon and for corresponding adjustments to the Monthly Payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "ADJUSTMENT DATE"). On each Adjustment Date for each Adjustable-Rate Mortgage Loan, the Mortgage Interest Rate thereon will be adjusted to equal the sum of the index applicable to determining the Mortgage Interest Rate on each such Mortgage Loan (the "INDEX") and a fixed percentage amount (the "GROSS MARGIN"). The Mortgage Interest Rate on each Adjustable-Rate Mortgage Loan will not increase or decrease by a percentage ranging from 1.000% to 8.750% per annum on the first related Adjustment Date (the "INITIAL RATE CAP") and from 1.000% to 6.000% per annum on any Adjustment Date thereafter (the "PERIODIC RATE CAP"). The Adjustable-Rate Mortgage Loans have a weighted average Initial Rate Cap of approximately 2.995% per annum and a weighted average Periodic Rate Cap of approximately 1.109% per annum thereafter. Each Mortgage Interest Rate on each Adjustable-Rate Mortgage Loan will not exceed a specified maximum Mortgage Interest Rate over the life of such Adjustable-Rate Mortgage Loan (the "MAXIMUM MORTGAGE INTEREST RATE") or be less than a specified minimum Mortgage Interest Rate over the life of such Adjustable-Rate Mortgage Loan (the "MINIMUM MORTGAGE INTEREST RATE"). Effective with the first Monthly Payment due on each Adjustable-Rate Mortgage Loan after each related Adjustment Date, the Monthly Payment amount will be adjusted (other than for the Adjustable-Rate Mortgage Loans that are Balloon Loans to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Interest Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Interest Rates, the Mortgage Interest Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. See "--The Index" in this Prospectus Supplement. None of the Adjustable-Rate Mortgage Loans permit the related mortgagor to convert the adjustable Mortgage Interest Rate thereon to a fixed Mortgage Interest Rate.

         None of the Adjustable-Rate Mortgage Loans has the possibility of negative amortization.

         The Adjustable-Rate Mortgage Loans had Mortgage Interest Rates as of the Cut-off Date of not less than 1.875% per annum and not more than 14.690% per annum and the weighted average Mortgage Interest Rate was approximately 6.756% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 0.070% to 11.150%, Minimum Mortgage Interest Rates ranging from 2.250% per annum to 14.690% per annum and Maximum Mortgage Interest Rates ranging from 8.625% per annum to 21.190% per annum. As of the Cut-off Date, the weighted average Gross Margin was approximately 5.711%, the weighted average Minimum Mortgage Interest Rate was approximately 6.792% per annum and the weighted average Maximum Mortgage Interest Rate was approximately 12.925% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in January 2014 and the weighted average number of months to the next Adjustment Date following the Cut-off Date for all of the Adjustable-Rate Mortgage Loans is approximately 24 months.

         GROUP 1 MORTGAGE LOAN STATISTICS

         The Group 1 Mortgage Loans consist of Adjustable-Rate Mortgage Loans. The aggregate Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date is equal to $316,740,788.89. The Group 1 Mortgage Loans have original terms to maturity ranging from 240 to 360 months. The following statistical information, unless otherwise specified, is based upon the aggregate Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date.

         The Group 1 Mortgage Loans are secured by mortgages, deeds of trust or other similar security instruments (each, a "MORTGAGE") creating first liens on one- to four-family residential properties consisting of one- to four-family dwelling units and individual condominium units (each, a "MORTGAGED PROPERTY"). Approximately 27.17% of the Group 1 Mortgage Loans had a Combined Loan-to-Value Ratio as of the Cut-off Date in excess of 80% and do not have primary mortgage insurance. There can be no assurance that the Combined Loan-to-Value Ratio of any Group 1 Mortgage Loan determined at any time after origination is less than or equal to its Original Combined Loan-to-Value Ratio. Of the Group 1 Mortgage Loans, 99.59% have scheduled Monthly Payments due on the first day of the month (the day such Monthly Payments are due with respect to each Mortgage Loan, a "DUE DATE").

         None of the Mortgage Loans in Loan Group 1 is a Section 32 Mortgage
Loan.

         None of the Group 1 Mortgage Loans are FHA insured Mortgage Loans. None of the Group 1 Mortgage Loans are FHA Uninsured Mortgage Loans. None of the Group 1 Mortgage Loans are VA guaranteed Mortgage Loans.

         All of the Group 1 Mortgage Loans are Performing Mortgage Loans.

         Approximately 82.59% of the Group 1 Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. No such prepayment charge will be distributed to the holders of the Offered Certificates.

         Approximately 0.02% of the Group 1 Mortgage Loans will not fully amortize by their respective maturity dates (each, a "BALLOON LOAN"). The Monthly Payment for each Balloon Loan is based on an amortization schedule of 504 months, except for the final payment (the "BALLOON PAYMENT") which is due and payable in the 360th month following origination of such Mortgage Loan, depending on the terms of the related mortgage note. With respect to the majority of the Balloon Loans, the Monthly Payments for such Balloon Loans amortize over 504 months, but the Balloon Payment is due in the 360th month following origination. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled Monthly Payment for such Mortgage Loan.

         None of the Group 1 Mortgage Loans are Owner-Financed Mortgage Loans.

         As of the Cut-off Date, each Group 1 Mortgage Loan accrues interest at a per annum rate (the "MORTGAGE INTEREST RATE") of not less than 1.875% per annum and not more than 14.690% per annum and as of the Cut-off Date the weighted average Mortgage Interest Rate of the Group 1 Mortgage Loans was approximately 6.756% per annum.

         The earliest date of origination of any Group 1 Mortgage Loan is July 5, 1979. The weighted average remaining term to maturity of the Group 1 Mortgage Loans will be approximately 351 months as of the Cut-off Date. None of the Group 1 Mortgage Loans had a first Due Date prior to September 1, 1979 or after January 1, 2005 or will have a remaining term to maturity of less than 5 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group 1 Mortgage Loan is December 1, 2034.

         The average Principal Balance of the Group 1 Mortgage Loans at origination was approximately $219,207.31. No Group 1 Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,125,000.00 or less than approximately $426.43. The average Cut-off Date Principal Balance of the Group 1 Mortgage Loans was approximately $216,353.00.

         The Group 1 Mortgage Loans have a weighted average Initial Rate Cap of approximately 2.995% per annum and a weighted average Periodic Rate Cap of approximately 1.109% per annum thereafter. None of the Group 1 Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Interest Rate thereon to a fixed Mortgage Interest Rate. None of the Group 1 Adjustable-Rate Mortgage Loans has the possibility of negative amortization.

         As of the Cut-off Date, the Group 1 Mortgage Loans had Gross Margins ranging from 0.070% to 11.150%, Minimum Mortgage Interest Rates ranging from 2.250% per annum to 14.690% per annum and Maximum Mortgage Interest Rates ranging from 8.625% per annum to 21.190% per annum. As of the Cut-off Date, the weighted average Gross Margin of such Mortgage Loans was approximately 5.711%, the weighted average Minimum Mortgage Interest Rate was approximately 6.792% per annum and the weighted average Maximum Mortgage Interest Rate was approximately 12.925% per annum. The latest next Adjustment Date following the Cut-off Date on any Group 1 Mortgage Loan occurs in January 2014 and the weighted average number of months to the next Adjustment Date following the Cut-off Date for the Group 1 Mortgage Loans is approximately 24 months.

         None of the Group 1 Mortgage Loans are secured by a Mortgage that is junior to a senior mortgage lien (a "SENIOR LIEN") on the related Mortgaged Property.

         The Group 1 Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

          ORIGINAL PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
           ORIGINAL MORTGAGE                  NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
       LOAN PRINCIPAL BALANCE ($)          MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
       --------------------------          --------------                 ------------                      ----------------
0.01 - 25,000.00 .................                  5                    $     85,586.84                            0.03%
25,000.01 - 50,000.00 ............                 24                         687,417.48                            0.22
50,000.01 - 75,000.00 ............                 90                       5,364,302.81                            1.69
75,000.01 - 100,000.00 ...........                128                      10,572,389.74                            3.34
100,000.01 - 125,000.00 ..........                162                      17,550,162.79                            5.54
125,000.01 - 150,000.00 ..........                127                      17,200,414.12                            5.43
150,000.01 - 175,000.00 ..........                120                      19,388,465.29                            6.12
175,000.01 - 200,000.00 ..........                133                      24,810,524.90                            7.83
200,000.01 - 225,000.00 ..........                109                      23,008,873.77                            7.26
225,000.01 - 250,000.00 ..........                 91                      21,512,452.12                            6.79
250,000.01 - 275,000.00 ..........                 84                      21,789,457.26                            6.88
275,000.01 - 300,000.00 ..........                 72                      20,705,208.52                            6.54
300,000.01 - 325,000.00 ..........                 55                      17,100,609.07                            5.40
325,000.01 - 350,000.00 ..........                 44                      14,869,158.29                            4.69
350,000.01 - 500,000.00 ..........                162                      66,098,970.04                           20.87
500,000.01 - 1,000,000.00 ........                 56                      33,772,823.27                           10.66
1,000,000.01 - 1,125,000.00 ......                  2                       2,223,972.58                            0.70
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

(1) The average Original Principal Balance of the Group 1 Mortgage Loans is approximately $219,207.31.



   PRINCIPAL BALANCES AS OF THE CUT-OFF DATE OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
            CURRENT MORTGAGE                  NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
       LOAN PRINCIPAL BALANCE ($)          MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
       --------------------------          --------------                 ------------                      ----------------
0.01 - 25,000.00 .................                 18                    $    294,259.93                            0.09%
25,000.01 - 50,000.00 ............                 33                       1,297,578.86                            0.41
50,000.01 - 75,000.00 ............                 97                       6,080,642.59                            1.92
75,000.01 - 100,000.00 ...........                120                      10,561,934.81                            3.33
100,000.01 - 125,000.00 ..........                155                      17,591,382.81                            5.55
125,000.01 - 150,000.00 ..........                123                      16,951,944.34                            5.35
150,000.01 - 175,000.00 ..........                118                      19,165,400.22                            6.05
175,000.01 - 200,000.00 ..........                132                      24,908,001.58                            7.86
200,000.01 - 225,000.00 ..........                108                      22,980,814.63                            7.26
225,000.01 - 250,000.00 ..........                 90                      21,377,196.71                            6.75
250,000.01 - 275,000.00 ..........                 82                      21,578,277.73                            6.81
275,000.01 - 300,000.00 ..........                 70                      20,158,274.16                            6.36
300,000.01 - 325,000.00 ..........                 54                      16,830,156.34                            5.31
325,000.01 - 350,000.00 ..........                 45                      15,211,197.25                            4.80
350,000.01 - 500,000.00 ..........                162                      66,136,513.85                           20.88
500,000.01 - 1,000,000.00 ........                 55                      33,393,240.50                           10.54
1,000,000.01 - 1,125,000.00 ......                  2                       2,223,972.58                            0.70
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

(1) The average Principal Balance as of the Cut-off Date of the Group 1 Mortgage Loans is approximately $216,353.00.

     MORTGAGE RATES AS OF THE CUT-OFF DATE OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
            CURRENT MORTGAGE                  NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
                RATE (%)                   MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
                --------                   --------------                 ------------                      ----------------
1.000 - 1.999 ....................                  1                    $     35,480.66                            0.01%
2.000 - 2.999 ....................                  1                           5,990.06                            0.00
3.000 - 3.999 ....................                 13                       2,244,951.07                            0.71
4.000 - 4.999 ....................                 55                      12,782,918.09                            4.04
5.000 - 5.999 ....................                216                      53,717,925.40                           16.96
6.000 - 6.999 ....................                611                     148,219,756.37                           46.80
7.000 - 7.999 ....................                320                      63,406,684.40                           20.02
8.000 - 8.999 ....................                136                      23,808,484.42                            7.52
9.000 - 9.999 ....................                 74                       9,184,055.40                            2.90
10.000 - 10.999 ..................                 25                       2,257,105.23                            0.71
11.000 - 11.999 ..................                  7                         835,894.77                            0.26
12.000 - 12.999 ..................                  2                          82,362.31                            0.03
14.000 - 14.999 ..................                  3                         159,180.71                            0.05
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

(1) The weighted average Mortgage Rate of the Group 1 Mortgage Loans is approximately 6.756%.


       STATED REMAINING TERMS TO MATURITY OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
     RANGE OF STATED REMAINING TERM           NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
              (IN MONTHS)                  MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
              -----------                  --------------                 ------------                      ----------------
1 - 60 ...........................                  4                    $    103,481.60                            0.03%
61 - 120 .........................                 10                         403,507.99                            0.13
121 - 180 ........................                 66                       4,587,524.20                            1.45
181 - 240 ........................                  1                         105,563.44                            0.03
241 - 300 ........................                 28                       2,457,976.70                            0.78
301 - 360 ........................              1,355                     309,082,734.96                           97.58
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

(1) The weighted average Stated Remaining Term to Maturity of the Group 1 Mortgage Loans is approximately 351 months.


           AGE AS OF THE CUT-OFF DATE OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
           MORTGAGE LOAN AGE                  NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
              (IN MONTHS)                  MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
              -----------                  --------------                 ------------                      ----------------
0 - 6 ............................              1,080                    $259,820,158.19                           82.03%
6 - 12 ...........................                 71                      11,640,147.69                            3.67
13 - 18 ..........................                166                      28,066,781.37                            8.86
19 - 24 ..........................                 23                       4,836,420.77                            1.53
25 - 30 ..........................                  4                       1,233,739.99                            0.39
31 - 36 ..........................                  3                         862,224.18                            0.27
37 - 42 ..........................                  6                       1,977,411.95                            0.62
49 - 54 ..........................                  1                         132,849.72                            0.04
55 - 60 ..........................                  1                         513,001.10                            0.16
61 or greater ....................                109                       7,658,053.93                            2.42
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

(1) The weighted average Age of the Group 1 Mortgage Loans is approximately 9 months.

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
         ORIGINAL LOAN-TO-VALUE               NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
               RATIO (%)                   MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
               ---------                   --------------                 ------------                      ----------------
0.01 - 25.00 .....................                  2                    $    404,388.28                            0.13%
25.01 - 30.00 ....................                  2                         396,726.10                            0.13
30.01 - 35.00 ....................                  3                         418,128.18                            0.13
35.01 - 40.00 ....................                  1                         434,550.52                            0.14
40.01 - 45.00 ....................                 15                       2,951,175.36                            0.93
45.01 - 50.00 ....................                 12                       4,403,580.75                            1.39
50.01 - 55.00 ....................                 10                       2,307,727.71                            0.73
55.01 - 60.00 ....................                 32                       5,230,242.20                            1.65
60.01 - 65.00 ....................                 44                       9,059,662.39                            2.86
65.01 - 70.00 ....................                 78                      16,466,342.15                            5.20
70.01 - 75.00 ....................                122                      26,232,868.45                            8.28
75.01 - 80.00 ....................                709                     160,306,745.67                           50.61
80.01 - 85.00 ....................                147                      29,047,940.96                            9.17
85.01 - 90.00 ....................                192                      40,402,762.71                           12.76
90.01 - 95.00 ....................                 46                      11,837,074.13                            3.74
95.01 - 100.00 ...................                 47                       6,298,883.27                            1.99
100.01 - 105.00 ..................                  1                           5,990.06                            0.00
110.01 - 115.00 ..................                  1                         536,000.00                            0.17
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

(1) The weighted average Original Loan-to-Value Ratio of the Group 1 Mortgage Loans is approximately 79.38%.


     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
       RANGE OF ORIGINAL COMBINED             NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
        LOAN-TO-VALUE RATIO (%)            MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
        -----------------------            --------------                 ------------                      ----------------
 0.01 -  25.00....................                  2            $    404,388.28                                    0.13%
25.01 - 30.00.....................                  2                 396,726.10                                    0.13
30.01 - 35.00.....................                  3                 418,128.18                                    0.13
35.01 - 40.00.....................                  1                 434,550.52                                    0.14
40.01 - 45.00.....................                 15               2,951,175.36                                    0.93
45.01 - 50.00.....................                 12               4,403,580.75                                    1.39
50.01 - 55.00.....................                 10               2,307,727.71                                    0.73
55.01 - 60.00.....................                 32               5,230,242.20                                    1.65
60.01 - 65.00.....................                 44               9,059,662.39                                    2.86
65.01 - 70.00.....................                 78              16,466,342.15                                    5.20
70.01 - 75.00.....................                122              26,232,868.45                                    8.28
75.01 - 80.00.....................                709             160,306,745.67                                   50.61
80.01 - 85.00.....................                147              29,047,940.96                                    9.17
85.01 - 90.00.....................                192              40,402,762.71                                   12.76
90.01 - 95.00.....................                 46              11,837,074.13                                    3.74
95.01 - 100.00....................                 47               6,298,883.27                                    1.99
100.01 - 105.00...................                  1                   5,990.06                                    0.00
110.01 - 115.00...................                  1                 536,000.00                                    0.17
                                                -----            ---------------                                  ------
Total:............................              1,464            $316,740,788.89                                  100.00%
                                                =====            ===============                                  ======

(1) The weighted average Original Combined Loan-to-Value Ratio of the Group 1 Mortgage Loans is approximately 79.38%.

         The "ORIGINAL COMBINED LOAN-TO-VALUE RATIO" of a Mortgage Loan shall generally mean the ratio, expressed as a percentage of (i) the sum of (a) the principal amount of the Mortgage Loan at origination plus (b) the outstanding balance of the Senior Liens, if any, at origination of the Mortgage Loan over
(ii) the appraised value of
the related Mortgaged Property at origination or the sale price (or the lesser of the appraised value and the sale price if both are available).

      OCCUPANCY STATUS AS OF THE CUT-OFF DATE OF THE GROUP 1 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
            OCCUPANCY STATUS               MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
            ----------------               --------------                 ------------                      ----------------
Primary ..........................              1,355                    $298,142,727.31                           94.13%
Investor .........................                 81                      13,517,283.27                            4.27
Secondary ........................                 28                       5,080,778.31                            1.60
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======


             MORTGAGED PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
             PROPERTY TYPE                 MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
             -------------                 --------------                 ------------                      ----------------
Single Family ....................              1,035                    $231,270,188.38                           73.02%
PUD ..............................                112                      29,200,240.51                            9.22
Condo ............................                138                      28,602,345.01                            9.03
Manufactured Housing .............                115                      12,255,491.57                            3.87
2 Family .........................                 34                       7,690,950.31                            2.43
Three Family .....................                 17                       5,046,164.65                            1.59
Four Family ......................                  9                       2,486,525.41                            0.79
Mobile Home ......................                  1                         108,169.67                            0.03
Townhouse ........................                  2                          55,786.42                            0.02
Co-op ............................                  1                          24,926.96                            0.01
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======


                   LOAN PURPOSE OF THE GROUP 1 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
             PURPOSE TYPE                  MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
             ------------                  --------------                 ------------                      ----------------
Cash Out .........................                670                    $150,380,732.42                           47.48%
Purchase .........................                707                     149,375,974.02                           47.16
Refinance ........................                 87                      16,984,082.45                            5.36
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======


                DOCUMENTATION TYPES OF THE GROUP 1 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
           DOCUMENTATION TYPE              MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
           ------------------              --------------                 ------------                      ----------------
Full .............................                889                    $173,856,372.47                           54.89%
Stated Income ....................                501                     127,584,628.38                           40.28
Limited ..........................                 27                       7,796,919.41                            2.46
None .............................                 16                       4,528,971.23                            1.43
Alternative ......................                 11                       1,509,441.28                            0.48
Missing ..........................                 16                         966,491.69                            0.31
Streamlined ......................                  4                         497,964.43                            0.16
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

                   PRODUCT TYPES OF THE GROUP 1 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
              PRODUCT TYPE                 MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
              ------------                 --------------                 ------------                      ----------------
2 Hybrid ARM .....................              1,079                    $234,720,144.19                           74.10%
3 Hybrid ARM .....................                151                      33,299,487.09                           10.51
5 Hybrid ARM .....................                107                      26,725,028.66                            8.44
1 Hybrid ARM .....................                 68                       8,056,913.76                            2.54
LIBOR-6M .........................                 17                       5,344,422.17                            1.69
7 Hybrid ARM .....................                  7                       3,769,346.87                            1.19
10 Hybrid ARM ....................                 23                       2,818,100.81                            0.89
LIBOR-1M .........................                  1                         994,271.52                            0.31
Contract .........................                  8                         511,696.06                            0.16
4 Hybrid ARM .....................                  2                         441,114.29                            0.14
ARM Balloon ......................                  1                          60,263.47                            0.02
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======


                    INDEX TYPES OF THE GROUP 1 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
               INDEX TYPE                  MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
               ----------                  --------------                 ------------                      ----------------
Six Month Libor ..................              1,322                    $293,707,123.57                           92.73%
One Year CMT .....................                 87                      12,088,709.85                            3.82
One Year Libor ...................                 24                       7,795,058.16                            2.46
TREAS-10Y ........................                 20                       1,498,718.91                            0.47
LIBOR-1M .........................                  1                         994,271.52                            0.31
CONTRACT .........................                  9                         571,959.53                            0.18
TREAS-3Y .........................                  1                          84,947.35                            0.03
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======


      GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE
                            GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
                 STATE                     MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
                 -----                     --------------                 ------------                      ----------------
California .......................                598                    $171,722,917.46                           54.22%
Washington .......................                 86                      16,317,337.41                            5.15
Colorado .........................                 65                      11,759,394.53                            3.71
Florida ..........................                 70                      10,776,776.60                            3.40
Massachusetts ....................                 33                      10,376,438.52                            3.28
New York .........................                 43                       9,280,390.86                            2.93
Nevada ...........................                 36                       8,037,953.93                            2.54
Maryland .........................                 29                       7,710,052.05                            2.43
Illinois .........................                 40                       7,018,418.98                            2.22
Arizona ..........................                 42                       6,570,746.52                            2.07
Oregon ...........................                 40                       6,168,172.48                            1.95
New Jersey .......................                 28                       5,604,217.43                            1.77
Georgia ..........................                 28                       4,202,650.43                            1.33
Ohio .............................                 33                       4,006,950.53                            1.27
Virginia .........................                 24                       3,963,101.66                            1.25
Other ............................                269                      33,225,269.50                           10.49
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

(1) The greatest Zip Code concentration of the Group 1 Mortgage Loans by aggregate Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date was approximately 0.70% in the 93030 zip code.

         ORIGINAL PREPAYMENT PENALTY TERMS OF THE GROUP 1 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
    ORIGINAL PREPAYMENT PENALTY TERM          NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
              (IN MONTHS)                  MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
              -----------                  --------------                 ------------                      ----------------
0 ................................                329                    $ 55,137,575.48                           17.41%
2 ................................                  1                         149,423.15                            0.05
12 ...............................                 74                      21,070,951.29                            6.65
24 ...............................                807                     185,618,778.71                           58.60
26 ...............................                  1                         269,001.37                            0.08
30 ...............................                  2                         410,603.33                            0.13
33 ...............................                  1                         369,000.00                            0.12
34 ...............................                  1                         226,000.00                            0.07
35 ...............................                  1                         300,000.00                            0.09
36 ...............................                217                      47,317,581.40                           14.94
60 ...............................                 30                       5,871,874.16                            1.85
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======


             CREDIT SCORES FOR THE OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
         RANGE OF CREDIT SCORES            MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
         ----------------------            --------------                 ------------                      ----------------
N/A ..............................                  1                    $     65,674.97                            0.02%
1 - 500 ..........................                 53                      11,618,794.17                            3.67
501 - 525 ........................                 47                       8,054,050.45                            2.54
526 - 550 ........................                 78                      13,388,469.36                            4.23
551 - 575 ........................                 95                      16,413,438.87                            5.18
576 - 600 ........................                171                      36,861,016.68                           11.64
601 - 625 ........................                221                      48,214,267.82                           15.22
626 - 650 ........................                212                      45,505,756.21                           14.37
651 - 675 ........................                184                      41,525,855.19                           13.11
676 - 700 ........................                142                      32,711,444.33                           10.33
701 - 725 ........................                100                      25,993,294.75                            8.21
726 - 750 ........................                 70                      17,102,925.91                            5.40
751 - 775 ........................                 43                       9,403,039.42                            2.97
776 - 800 ........................                 39                       7,799,259.77                            2.46
801 - 825 ........................                  8                       2,083,500.99                            0.66
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

(1) The non-zero weighted average Credit Score of the Group 1 Mortgage Loans is approximately 640.


               DELINQUENCY STATUS OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
           DELINQUENCY STATUS              MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
           ------------------              --------------                 ------------                      ----------------
Current ..........................              1,464                    $316,740,788.89                          100.00%
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

                    MARGINS OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
       RANGE OF GROSS MARGINS (%)          MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
       --------------------------          --------------                 ------------                      ----------------
0.000 - 0.999 ....................                  6                    $    337,552.61                            0.11%
1.000 - 1.999 ....................                  5                       3,346,445.02                            1.06
2.000 - 2.999 ....................                112                      24,179,487.11                            7.63
3.000 - 3.999 ....................                 52                       5,925,472.51                            1.87
4.000 - 4.999 ....................                112                      21,020,879.95                            6.64
5.000 - 5.999 ....................                452                     112,056,189.83                           35.38
6.000 - 6.999 ....................                526                     115,035,458.32                           36.32
7.000 - 7.999 ....................                157                      28,239,575.00                            8.92
8.000 - 8.999 ....................                 34                       5,708,053.76                            1.80
9.000 - 9.999 ....................                  6                         786,758.28                            0.25
10.000 - 10.999 ..................                  1                          54,603.21                            0.02
11.000 - 11.999 ..................                  1                          50,313.29                            0.02
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

(1) The non-zero weighted average Margin of the Group 1 Mortgage Loans is approximately 5.711%.

            NEXT RATE ADJUSTMENT DATE FOR THE GROUP 1 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
       NEXT RATE ADJUSTMENT DATE           MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
       -------------------------           --------------                 ------------                      ----------------
February 2005 ....................                  6                    $  1,618,596.64                            0.51%
March 2005 .......................                 11                       4,288,853.39                            1.35
April 2005 .......................                 18                       2,060,288.49                            0.65
May 2005 .........................                 20                       2,677,167.78                            0.85
June 2005 ........................                 16                       1,734,837.69                            0.55
July 2005 ........................                 25                       4,088,970.09                            1.29
August 2005 ......................                 28                       2,793,311.24                            0.88
September 2005 ...................                 27                       3,332,267.94                            1.05
October 2005 .....................                 30                       2,730,764.81                            0.86
November 2005 ....................                 25                       3,828,417.24                            1.21
December 2005 ....................                 32                       3,573,810.32                            1.13
January 2006 .....................                 32                       3,810,951.09                            1.20
February 2006 ....................                  6                         769,641.44                            0.24
March 2006 .......................                  4                         461,157.37                            0.15
April 2006 .......................                  6                         912,639.92                            0.29
May 2006 .........................                  6                         459,487.07                            0.15
June 2006 ........................                  6                         721,672.40                            0.23
July 2006 ........................                 15                       3,341,674.32                            1.06
August 2006 ......................                 69                      17,402,369.47                            5.49
September 2006 ...................                207                      57,275,887.73                           18.08
October 2006 .....................                201                      50,207,370.57                           15.85
November 2006 ....................                419                      86,658,522.74                           27.36
December 2006 ....................                 10                       1,402,455.35                            0.44
January 2007 .....................                  2                         186,767.48                            0.06
February 2007 ....................                  4                         384,626.15                            0.12
March 2007 .......................                  1                         149,754.68                            0.05
April 2007 .......................                  3                         180,835.19                            0.06
May 2007 .........................                  5                         544,537.20                            0.17
June 2007 ........................                  2                         373,257.11                            0.12
July 2007 ........................                  8                       2,089,592.21                            0.66
August 2007 ......................                 12                       3,281,399.45                            1.04
September 2007 ...................                 25                       7,023,194.32                            2.22
October 2007 .....................                 32                       7,666,803.00                            2.42
November 2007 ....................                 42                       8,885,443.69                            2.81
December 2007 ....................                  1                         158,400.00                            0.05
January 2008 .....................                  1                         317,600.00                            0.10
March 2008 .......................                  1                         180,000.00                            0.06
April 2008 .......................                  2                         511,449.68                            0.16
May 2008 .........................                  2                         538,837.63                            0.17
June 2008 ........................                  2                         336,912.41                            0.11
July 2008 ........................                  1                          75,906.18                            0.02
August 2008 ......................                  8                       2,236,485.13                            0.71
September 2008 ...................                  8                       2,610,040.80                            0.82
October 2008 .....................                  5                       1,349,427.96                            0.43
November 2008 ....................                  2                         309,725.93                            0.10
December 2008 ....................                  6                       1,071,437.09                            0.34
January 2009 .....................                  1                         130,145.23                            0.04
February 2009 ....................                  2                         236,876.54                            0.07
May 2009 .........................                  3                         543,581.93                            0.17
June 2009 ........................                  2                         308,938.61                            0.10
July 2009 ........................                  1                         479,200.00                            0.15
August 2009 ......................                  3                         757,999.90                            0.24
September 2009 ...................                 10                       3,058,916.66                            0.97
October 2009 .....................                 20                       5,554,467.73                            1.75
November 2009 ....................                 19                       4,311,791.57                            1.36
December 2009 ....................                  1                         154,000.00                            0.05
March 2010 .......................                  1                         451,686.77                            0.14

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
       NEXT RATE ADJUSTMENT DATE           MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
       -------------------------           --------------                 ------------                      ----------------
August 2010 ......................                  1                       1,098,972.58                            0.35
September 2010 ...................                  1                         302,437.47                            0.10
November 2010 ....................                  1                         550,000.00                            0.17
December 2010 ....................                  1                         786,298.78                            0.25
April 2011 .......................                  1                         295,995.01                            0.09
April 2013 .......................                  1                         360,336.62                            0.11
January 2014 .....................                  1                         745,595.10                            0.24
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

             MAXIMUM MORTGAGE RATES OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
            MAXIMUM RATE (%)               MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
            ----------------               --------------                 ------------                      ----------------
N/A ..............................                  5                    $    192,200.48                            0.06%
8.000 - 8.999 ....................                  2                         478,296.33                            0.15
9.000 - 9.999 ....................                 19                       6,288,980.85                            1.99
10.000 - 10.999 ..................                 30                       9,317,300.44                            2.94
11.000 - 11.999 ..................                169                      42,549,150.71                           13.43
12.000 - 12.999 ..................                556                     130,977,807.87                           41.35
13.000 - 13.999 ..................                350                      76,344,803.66                           24.10
14.000 - 14.999 ..................                175                      30,584,833.87                            9.66
15.000 - 15.999 ..................                104                      13,936,596.11                            4.40
16.000 - 16.999 ..................                 32                       2,526,344.80                            0.80
17.000 or greater ................                 22                       3,544,473.77                            1.12
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

(1) The non-zero weighted average Maximum Mortgage Rate of the Group 1 Mortgage Loans is approximately 12.925%.


             MINIMUM MORTGAGE RATES OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
            MINIMUM RATE (%)               MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
            ----------------               --------------                 ------------                      ----------------
N/A ..............................                241                    $ 50,477,180.76                           15.94%
2.000 - 2.999 ....................                 12                       2,961,660.78                            0.94
3.000 - 3.999 ....................                  9                       2,425,999.05                            0.77
4.000 - 4.999 ....................                  5                       1,062,191.88                            0.34
5.000 - 5.999 ....................                164                      41,819,000.63                           13.20
6.000 - 6.999 ....................                566                     136,298,511.55                           43.03
7.000 - 7.999 ....................                270                      52,161,242.38                           16.47
8.000 - 8.999 ....................                114                      19,378,513.22                            6.12
9.000 - 9.999 ....................                 50                       7,312,116.30                            2.31
10.000 - 10.999 ..................                 22                       2,048,273.35                            0.65
11.000 - 11.999 ..................                  6                         554,555.97                            0.18
12.000 - 12.999 ..................                  2                          82,362.31                            0.03
14.000 - 14.999 ..................                  3                         159,180.71                            0.05
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

(1) The non-zero weighted average Minimum Mortgage Rate of the Group 1 Mortgage Loans is approximately 6.792%.

           INITIAL PERIODIC RATE CAPS OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
     INITIAL PERIODIC RATE CAP (%)         MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
     -----------------------------         --------------                 ------------                      ----------------
N/A ..............................                 26                    $  1,682,741.14                            0.53%
1.000 ............................                130                      17,637,468.73                            5.57
1.500 ............................                 31                       4,844,977.11                            1.53
2.000 ............................                 96                      14,945,513.65                            4.72
3.000 ............................              1,104                     253,890,239.49                           80.16
5.000 ............................                 60                      18,051,934.65                            5.70
5.625 ............................                  1                         213,450.18                            0.07
6.000 ............................                 15                       4,480,192.42                            1.41
8.750 ............................                  1                         994,271.52                            0.31
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

(1) The non-zero weighted average Initial Periodic Rate Cap of the Group 1 Mortgage Loans is approximately 2.995%.


         SUBSEQUENT PERIODIC RATE CAPS OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
    SUBSEQUENT PERIODIC RATE CAP (%)       MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
    --------------------------------       --------------                 ------------                      ----------------
N/A ..............................                 28                    $  2,745,131.33                            0.87%
1.000 ............................              1,253                     281,058,381.62                           88.73
1.500 ............................                 55                       8,188,972.82                            2.59
2.000 ............................                125                      23,317,854.32                            7.36
3.000 ............................                  1                         146,448.82                            0.05
6.000 ............................                  2                       1,283,999.98                            0.41
                                                -----                    ---------------                          ------
Total: ...........................              1,464                    $316,740,788.89                          100.00%
                                                =====                    ===============                          ======

(1) The non-zero weighted average Subsequent Periodic Rate Cap of the Group 1 Mortgage Loans is approximately 1.109%.

         GROUP 2 MORTGAGE LOAN STATISTICS

         The Group 2 Mortgage Loans consist of Fixed-Rate Mortgage Loans. The aggregate Principal Balance of the Group 2 Mortgage Loans as of the Cut-off Date is equal to $93,192,601.73. The Group 2 Mortgage Loans have original terms to maturity ranging from 27 to 721 months. The following statistical information, unless otherwise specified, is based upon the aggregate Principal Balance of the Group 2 Mortgage Loans as of the Cut-off Date.

         The Group 2 Mortgage Loans are secured by Mortgages which the Seller has represented create first or second liens on the related Mortgaged Properties. Approximately 61.69% of the Group 2 Mortgage Loans had an Original Combined Loan-to-Value Ratio as of the Cut-off Date in excess of 80% and do not have FHA insurance, a VA guaranty or primary mortgage insurance. There can be no assurance that the Original Combined Loan-to-Value Ratio of any Group 2 Mortgage Loan determined at any time after origination is less than or equal to its Original Combined Loan-to-Value Ratio. Approximately 83.39% of the Group 2 Mortgage Loans have a Due Date on the first day of each month.

         None of the Group 2 Mortgage Loans is a Section 32 Mortgage Loan.

         Approximately 0.85% of the Group 2 Mortgage Loans are FHA Uninsured Mortgage Loans. Approximately 0.83% of the Group 2 Mortgage Loans are FHA Insured Mortgage Loans. Approximately 0.54% of the Group 2 Mortgage Loans are VA guaranteed Mortgage Loans. See "--FHA Mortgage Loans and VA Mortgage Loans."

         All of the Group 2 Mortgage Loans are Performing Mortgage Loans.

         Approximately 55.96% of the Group 2 Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. No such prepayment charge will be distributed to the holders of the Offered Certificates.

         Approximately 28.57% of the Group 2 Mortgage Loans will not fully amortize by their respective maturity dates (each, a "BALLOON LOAN"). The Monthly Payment for each Balloon Loan is based on an amortization schedule of 360 months, except for the final payment (the "BALLOON PAYMENT") which is due and payable on the 60th month or 180th month following origination of such Mortgage Loan, depending on the terms of the related mortgage note. With respect to the majority of the Balloon Loans, the Monthly Payments for such Balloon Loans amortize over 360 months, but the Balloon Payment is due in the 180th month following origination. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled Monthly Payment for such Mortgage Loan.

         Approximately 5.18% of the Group 2 Mortgage Loans are Owner-Financed Mortgage Loans.

         As of the Cut-off Date, each Group 2 Mortgage Loan had a Mortgage Interest Rate of not less than 3.500% per annum and not more than 14.600% per annum and the weighted average Mortgage Interest Rate of the Group 2 Mortgage Loans was approximately 8.519% per annum.

         The earliest date of origination of any Group 2 Mortgage Loan is October 25, 1960. The weighted average remaining term to maturity of the Group 2 Mortgage Loans will be approximately 270 months as of the Cut-off Date. None of the Group 2 Mortgage Loans had a first Due Date prior to December 1, 1960 or after January 14, 2005 or will have a remaining term to maturity of less than 5 months or greater than 360 months as of the Cut-off Date. The month of the latest maturity date of any Group 2 Mortgage Loan is December 2034.

         The average Principal Balance of the Group 2 Mortgage Loans at origination was approximately $75,275.65. No Group 2 Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $637,733.24 or less than approximately $1,325.82. The average Cut-off Date Principal Balance of the Group 2 Mortgage Loans was approximately $72,693.14.

         Approximately 41.89% of the Group 2 Mortgage Loans are secured by a Mortgage that is junior to a Senior Lien on the related Mortgaged Property.

         The Group 2 Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
           ORIGINAL MORTGAGE                  NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
       LOAN PRINCIPAL BALANCE ($)          MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
       --------------------------          --------------                 ------------                      ----------------
0.01 - 25,000.00 .................                211                    $  3,940,582.84                            4.23%
25,000.01 - 50,000.00 ............                396                      13,399,619.81                           14.38
50,000.01 - 75,000.00 ............                293                      17,498,062.91                           18.78
75,000.01 - 100,000.00 ...........                142                      12,049,606.29                           12.93
100,000.01 - 125,000.00 ..........                 68                       7,453,831.58                            8.00
125,000.01 - 150,000.00 ..........                 49                       6,513,850.08                            6.99
150,000.01 - 175,000.00 ..........                 23                       3,575,079.25                            3.84
175,000.01 - 200,000.00 ..........                 23                       4,218,136.99                            4.53
200,000.01 - 225,000.00 ..........                  8                       1,645,971.59                            1.77
225,000.01 - 250,000.00 ..........                 20                       4,693,008.00                            5.04
250,000.01 - 275,000.00 ..........                 12                       3,130,961.83                            3.36
275,000.01 - 300,000.00 ..........                  7                       2,006,082.06                            2.15
300,000.01 - 325,000.00 ..........                  2                         567,699.80                            0.61
325,000.01 - 350,000.00 ..........                  5                       1,699,826.14                            1.82
350,000.01 - 500,000.00 ..........                 14                       5,810,968.25                            6.24
500,000.01 - 1,000,000.00 ........                  9                       4,989,314.31                            5.35
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======

(1) The average Original Principal Balance of the Group 2 Mortgage Loans is approximately $75,275.65.


   PRINCIPAL BALANCES AS OF THE CUT-OFF DATE OF THE GROUP 2 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
            CURRENT MORTGAGE                  NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
       LOAN PRINCIPAL BALANCE ($)          MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
       --------------------------          --------------                 ------------                      ----------------
0.01 - 25,000.00 .................                258                    $  4,542,065.13                            4.87%
25,000.01 - 50,000.00 ............                368                      13,345,418.23                           14.32
50,000.01 - 75,000.00 ............                281                      17,359,525.19                           18.63
75,000.01 - 100,000.00 ...........                144                      12,491,838.54                           13.40
100,000.01 - 125,000.00 ..........                 68                       7,610,104.90                            8.17
125,000.01 - 150,000.00 ..........                 45                       6,202,886.87                            6.66
150,000.01 - 175,000.00 ..........                 22                       3,575,562.93                            3.84
175,000.01 - 200,000.00 ..........                 22                       4,089,915.22                            4.39
200,000.01 - 225,000.00 ..........                  9                       1,931,168.68                            2.07
225,000.01 - 250,000.00 ..........                 17                       4,081,136.49                            4.38
250,000.01 - 275,000.00 ..........                 13                       3,417,685.75                            3.67
275,000.01 - 300,000.00 ..........                  6                       1,733,651.73                            1.86
300,000.01 - 325,000.00 ..........                  1                         311,533.37                            0.33
325,000.01 - 350,000.00 ..........                  5                       1,699,826.14                            1.82
350,000.01 - 500,000.00 ..........                 15                       6,273,104.83                            6.73
500,000.01 - 1,000,000.00 ........                  8                       4,527,177.73                            4.86
                                                -----                    ---------------                          ------
Total ............................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======

(1) The average Principal Balance as of the Cut-off Date of the Group 2 Mortgage Loans is approximately $72,693.14.

     MORTGAGE RATES AS OF THE CUT-OFF DATE OF THE GROUP 2 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
       CURRENT MORTGAGE RATE (%)           MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
       -------------------------           --------------                 ------------                      ----------------
3.000 - 3.999 ....................                  3                    $    270,160.55                            0.29%
4.000 - 4.999 ....................                 12                       1,842,846.92                            1.98
5.000 - 5.999 ....................                 44                      11,544,224.23                           12.39
6.000 - 6.999 ....................                 90                      15,577,730.65                           16.72
7.000 - 7.999 ....................                116                      13,572,335.72                           14.56
8.000 - 8.999 ....................                147                       9,820,294.40                           10.54
9.000 - 9.999 ....................                291                      14,110,117.77                           15.14
10.000 - 10.999 ..................                286                      14,667,448.87                           15.74
11.000 - 11.999 ..................                179                       7,449,783.25                            7.99
12.000 - 12.999 ..................                 80                       3,215,140.57                            3.45
13.000 - 13.999 ..................                 27                         810,405.41                            0.87
14.000 - 14.999 ..................                  7                         312,113.39                            0.33
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======

(1) The weighted average Mortgage Rate of the Group 2 Mortgage Loans is approximately 8.519%.


        STATED REMAINING TERMS TO MATURITY AS OF THE CUT-OFF DATE OF THE
                            GROUP 2 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
       REMAINING TERM (IN MONTHS)          MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
       --------------------------          --------------                 ------------                      ----------------
1 - 60 ...........................                 45                    $    787,780.50                            0.85%
61 - 120 .........................                 35                       1,181,855.85                            1.27
121 - 180 ........................                584                      32,767,579.33                           35.16
181 - 240 ........................                222                       8,047,330.18                            8.64
241 - 300 ........................                  6                         386,187.14                            0.41
301 - 360 ........................                390                      50,021,868.73                           53.68
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======

(1) The weighted average Stated Remaining Term to Maturity of the Group 2 Mortgage Loans is approximately 270 months.


           AGE AS OF THE CUT-OFF DATE OF THE GROUP 2 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
     MORTGAGE LOAN AGE (IN MONTHS)         MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
     -----------------------------         --------------                 ------------                      ----------------
0 - 6 ............................                729                    $ 49,975,905.52                           53.63%
7 - 12 ...........................                255                      10,784,941.85                           11.57
13 - 18 ..........................                127                      19,148,611.67                           20.55
19 - 24 ..........................                 29                       4,732,425.30                            5.08
25 - 30 ..........................                 24                       3,573,174.74                            3.83
31 - 36 ..........................                 13                       1,104,685.03                            1.19
37 - 42 ..........................                  4                         424,381.62                            0.46
43 - 48 ..........................                  5                         347,035.26                            0.37
49 - 54 ..........................                  4                         305,922.19                            0.33
55 - 60 ..........................                  3                         198,353.90                            0.21
61 or greater ....................                 89                       2,597,164.65                            2.79
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======

(1) The weighted average Age of the Group 2 Mortgage Loans is approximately 14 months.

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
    ORIGINAL LOAN-TO-VALUE RATIO (%)       MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
    --------------------------------       --------------                 ------------                      ----------------
0.01 -  25.00 .....................               815                    $ 38,481,716.38                           41.29%
25.01 - 30.00 ....................                 12                         615,257.14                            0.66
30.01 - 35.00 ....................                  1                         141,801.20                            0.15
35.01 - 40.00 ....................                  2                          88,482.78                            0.09
40.01 - 45.00 ....................                  4                         560,884.63                            0.60
45.01 - 50.00 ....................                  8                       1,773,316.11                            1.90
50.01 - 55.00 ....................                  7                       1,134,616.95                            1.22
55.01 - 60.00 ....................                 14                       1,917,021.12                            2.06
60.01 - 65.00 ....................                 12                       3,298,937.61                            3.54
65.01 - 70.00 ....................                 28                       3,976,695.90                            4.27
70.01 - 75.00 ....................                 23                       3,371,089.34                            3.62
75.01 - 80.00 ....................                 88                      13,032,903.71                           13.98
80.01 - 85.00 ....................                 42                       4,676,507.55                            5.02
85.01 - 90.00 ....................                 74                       7,892,402.32                            8.47
90.01 - 95.00 ....................                 46                       4,903,674.04                            5.26
95.01 - 100.00 ...................                 86                       5,970,028.19                            6.41
100.01 - 105.00 ..................                 16                       1,226,530.63                            1.32
105.01 - 110.00 ..................                  2                          40,095.65                            0.04
110.01 - 115.00 ..................                  2                          90,640.48                            0.10
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======

(1) The weighted average Original Loan-to-Value Ratio of the Group 2 Mortgage Loans is approximately 54.62%.


     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
    ORIGINAL COMBINED LOAN-TO-VALUE              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
               RATIO (%)                   MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
               ---------                   --------------                 ------------                      ----------------
25.01 - 30.00 ....................                  3                    $    188,145.35                            0.20%
30.01 - 35.00 ....................                  1                         141,801.20                            0.15
35.01 - 40.00 ....................                  2                         116,472.60                            0.12
40.01 - 45.00 ....................                  4                         560,884.63                            0.60
45.01 - 50.00 ....................                  8                       1,773,316.11                            1.90
50.01 - 55.00 ....................                  8                       1,232,237.94                            1.32
55.01 - 60.00 ....................                 16                       1,962,228.53                            2.11
60.01 - 65.00 ....................                 25                       4,065,345.75                            4.36
65.01 - 70.00 ....................                 34                       4,184,497.86                            4.49
70.01 - 75.00 ....................                 29                       3,707,382.25                            3.98
75.01 - 80.00 ....................                108                      13,784,196.33                           14.79
80.01 - 85.00 ....................                 57                       5,249,855.50                            5.63
85.01 - 90.00 ....................                120                       9,824,139.95                           10.54
90.01 - 95.00 ....................                116                       8,178,668.16                            8.78
95.01 - 100.00 ...................                682                      34,306,447.13                           36.81
100.01 - 105.00 ..................                 65                       3,786,246.31                            4.06
105.01 - 110.00 ..................                  2                          40,095.65                            0.04
110.01 - 115.00 ..................                  2                          90,640.48                            0.10
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======

(1) The weighted average Original Combined Loan-to-Value Ratio of the Group 2 Mortgage Loans is approximately 87.18%.

      OCCUPANCY STATUS AS OF THE CUT-OFF DATE OF THE GROUP 2 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
            OCCUPANCY STATUS               MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
            ----------------               --------------                 ------------                      ----------------
Primary ..........................              1,203                    $ 86,385,705.29                           92.70%
Investor .........................                 73                       5,876,482.73                            6.31
Secondary ........................                  6                         930,413.71                            1.00
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======


             MORTGAGED PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
             PROPERTY TYPE                 MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
             -------------                 --------------                 ------------                      ----------------
Single Family ....................                906                    $ 62,608,397.86                           67.18%
PUD ..............................                148                       9,003,312.34                            9.66
Manufactured Housing .............                 77                       7,908,550.49                            8.49
Condo ............................                 88                       6,669,072.65                            7.16
2 Family .........................                 43                       5,102,074.79                            5.47
Four Family ......................                 12                       1,321,539.17                            1.42
Three Family .....................                  5                         435,154.27                            0.47
Townhouse ........................                  3                         144,500.16                            0.16
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======


                   LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
              PURPOSE TYPE                 MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
              ------------                 --------------                 ------------                      ----------------
Purchase .........................                769                    $ 44,446,333.41                           47.69%
Cash Out .........................                438                      37,966,735.89                           40.74
Refinance ........................                 75                      10,779,532.43                           11.57
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======


                DOCUMENTATION TYPES OF THE GROUP 2 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
           DOCUMENTATION TYPE              MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
           ------------------              --------------                 ------------                      ----------------
Full .............................                666                    $ 49,542,188.11                           53.16%
Stated Income ....................                466                      32,931,885.56                           35.34
None .............................                110                       7,876,839.47                            8.45
Limited ..........................                 11                       1,026,564.15                            1.10
Alternative ......................                  8                         743,160.88                            0.80
Streamlined ......................                  5                         555,001.95                            0.60
Missing ..........................                 16                         516,961.61                            0.55
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======

                   PRODUCT TYPES OF THE GROUP 2 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
              PRODUCT TYPE                 MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
              ------------                 --------------                 ------------                      ----------------
Fixed ............................                803                    $ 66,564,199.92                           71.43%
Fixed Balloon ....................                479                      26,628,401.81                           28.57
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======


                    INDEX TYPES OF THE GROUP 2 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
               INDEX TYPE                  MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
               ----------                  --------------                 ------------                      ----------------
Fixed...............................      1,282                      $93,192,601.73       100.00%
                                          -----               --------------              ------
Total:..............................      1,282               $93,192,601.73              100.00%
                                          =====               ==============              ======


      GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO
                          THE GROUP 2 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
                 STATE                     MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
                 -----                     --------------                 ------------                      ----------------
California .......................                353                    $ 33,321,753.02                           35.76%
Texas ............................                190                       7,945,098.12                            8.53
New York .........................                 54                       5,648,647.80                            6.06
Florida ..........................                 62                       4,626,897.78                            4.96
New Jersey .......................                 34                       4,320,925.78                            4.64
Oregon ...........................                 31                       3,123,892.82                            3.35
Washington .......................                 39                       2,766,812.26                            2.97
Maryland .........................                 40                       2,639,747.29                            2.83
Colorado .........................                 33                       2,628,344.45                            2.82
Virginia .........................                 35                       2,167,475.17                            2.33
Arizona ..........................                 37                       2,140,983.05                            2.30
Pennsylvania .....................                 28                       2,020,737.05                            2.17
Illinois .........................                 35                       1,821,391.85                            1.95
Ohio .............................                 35                       1,784,804.54                            1.92
Massachusetts ....................                 22                       1,575,800.71                            1.69
Other ............................                254                      14,659,290.04                           15.73
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======

(1) The greatest zip code concentration of the Group 2 Mortgage Loans by aggregate Principal Balance of the Group 2 Mortgage Loans as of the Cut-off Date was approximately 1.23% in the 33042 zip code.

         ORIGINAL PREPAYMENT PENALTY TERMS OF THE GROUP 2 MORTGAGE LOANS

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
    ORIGINAL PREPAYMENT PENALTY TERM          NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
              (IN MONTHS)                  MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
              -----------                  --------------                 ------------                      ----------------
0 ................................                634                    $ 41,043,422.69                           44.04%
12 ...............................                 57                       6,011,983.08                            6.45
24 ...............................                258                      17,233,701.87                           18.49
30 ...............................                  1                         195,015.50                            0.21
36 ...............................                309                      25,699,597.48                           27.58
60 ...............................                 23                       3,008,881.11                            3.23
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======

                 CREDIT SCORE FOR THE GROUP 2 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
         RANGE OF CREDIT SCORES            MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
         ----------------------            --------------                 ------------                      ----------------
N/A ..............................                  4                    $    169,096.92                            0.18%
1 - 500 ..........................                 21                       1,347,730.40                            1.45
501 - 525 ........................                 25                       1,930,604.56                            2.07
526 - 550 ........................                 58                       3,612,935.25                            3.88
551 - 575 ........................                 59                       3,321,091.95                            3.56
576 - 600 ........................                128                       7,978,838.35                            8.56
601 - 625 ........................                190                      10,731,265.46                           11.52
626 - 650 ........................                219                      13,751,103.49                           14.76
651 - 675 ........................                202                      15,566,206.29                           16.70
676 - 700 ........................                151                      11,780,808.67                           12.64
701 - 725 ........................                 94                       9,894,189.79                           10.62
726 - 750 ........................                 61                       5,573,305.86                            5.98
751 - 775 ........................                 38                       3,708,154.46                            3.98
776 - 800 ........................                 26                       2,960,857.21                            3.18
801 - 825 ........................                  6                         866,413.07                            0.93
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======

(1) The non-zero weighted average Credit Score of the Group 2 Mortgage Loans is approximately 656.


               DELINQUENCY STATUS OF THE GROUP 2 MORTGAGE LOANS(1)

                                                                   AGGREGATE PRINCIPAL BALANCE         % OF AGGREGATE PRINCIPAL
                                              NUMBER OF               OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF
           DELINQUENCY STATUS              MORTGAGE LOANS                 CUT-OFF DATE                      THE CUT-OFF DATE
           ------------------              --------------                 ------------                      ----------------
Current ..........................              1,282                    $ 93,192,601.73                          100.00%
                                                -----                    ---------------                          ------
Total: ...........................              1,282                    $ 93,192,601.73                          100.00%
                                                =====                    ===============                          ======

         THE INDEX

         With respect to approximately 92.73% of the Adjustable-Rate Mortgage Loans, the Index is the average of interbank offered rates for six-month U.S. dollar deposits in the London market based on quotations of major banks, and most recently available as of a day specified in the related note ("SIX MONTH LIBOR"); with respect to approximately 0.31% of the Adjustable-Rate Mortgage Loans, the Index is the average of interbank offered rates for one-month U.S. dollar deposits in the London market based on quotations of major banks, and most recently available as of a day specified in the related note ("ONE MONTH LIBOR"); and with respect to approximately 6.96% of the Adjustable-Rate Mortgage Loans, the Index is a variety of indices, none of which comprise more than 3.82% of the Adjustable-Rate Mortgage Loans. All percentages listed in this paragraph are based on the aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date.

         If any Index becomes unpublished or is otherwise unavailable, the Servicer will select an alternative index which is based upon comparable information.

         FHA MORTGAGE LOANS AND VA MORTGAGE LOANS

         As noted above, none of the Group 1 Mortgage Loans and approximately 0.83% of the Group 2 Mortgage Loans are FHA Mortgage Loans. None of the Group 1 Mortgage Loans and approximately 0.85% of the Group 2 Mortgage Loans are Mortgage Loans which were originated using FHA documents but, for varying reasons, are not covered by FHA insurance (the "FHA UNINSURED MORTGAGE LOANS"). None of the Group 1 Mortgage Loans and approximately 0.54% of the Group 2 Mortgage Loans have the benefit of a VA guaranty as described herein (the "VA MORTGAGE LOANS"). The seller acquired the FHA Uninsured Mortgage Loans without any FHA insurance in effect. All FHA Mortgage Loans or VA Mortgage Loans must conform to HUD or VA origination guidelines at the time of origination. The FHA Mortgage Loans will be insured by the Federal Housing Administration (the "FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "NATIONAL HOUSING ACT"), and the United States Housing Act of 1937, as amended (the "UNITED STATES HOUSING ACT"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

         The VA Mortgage Loans will be partially guaranteed by the United States Department of Veterans Affairs (the "VA") under the Servicemen's Readjustment Act of 1944, as amended. The Servicemen's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. As of January 1, 2005, the program has a current mortgage loan limit of $359,650, requires no down payment from the purchaser and permits the guarantee of mortgage loans of generally up to 30 years' duration. However, no VA Mortgage Loan will have an original principal amount grater than five times the amount of the related guarantee.

         The Servicer collects insurance premiums for the FHA Mortgage Loans and pays them to the FHA. The regulations governing FHA-insured single-family mortgage insurance programs generally provide that insurance benefits are payable upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged premises to HUD. With respect to a defaulted FHA Mortgage Loan, the Servicer may be limited in its ability to initiate foreclosure proceedings. Historically, pursuant to an assignment program (the "ASSIGNMENT PROGRAM"), HUD in certain circumstances offered qualified mortgagors who had defaulted on an FHA insured mortgage loan an opportunity to avoid foreclosure and retain their homes. Under the Assignment Program, the FHA serviced FHA-insured mortgage loans that had defaulted and been assigned to HUD under the Assignment Program. In addition, HUD gave forbearance for a period of no longer than 36 months to mortgagors who had demonstrated a temporary inability to make full payments due to circumstances beyond the mortgagor's control such as a reduction in income or increase in expenses. The Assignment Program was terminated and replaced with mandatory loss mitigation procedures in April 1996 whereby servicers of defaulted FHA-insured mortgage loans must choose from a variety of tools to cure a default prior to filing an FHA insurance claim.

         HUD has the option, in most cases, to pay insurance claims in cash or in debentures issued by HUD. Presently, claims for most programs are being paid in cash and, for the most part, claims have not been paid in debentures since 1965. HUD debentures issued in satisfaction of FHA insurance claims bear interest at the applicable HUD debenture interest rate and mature 20 years from the date of issue.

         The amount of insurance benefits generally paid by the FHA is equal to the entire unpaid principal amount of the defaulted FHA Mortgage Loan, adjusted to reimburse the Servicer of that FHA Mortgage Loan for certain costs and expenses and to deduct certain amounts the Servicer receives or retains after default. When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance to HUD, the Servicer is generally compensated for no more than two-thirds of its foreclosure costs and attorneys' fees (which fees are evaluated based upon HUD guidelines), and is compensated for accrued and unpaid mortgage interest for a limited period prior to the institution of foreclosure or other acquisition in general only to the extent it was allowed pursuant to a forbearance plan approved by HUD, and the Servicer is otherwise in material compliance with FHA regulations. Provided that the Servicer is in material compliance with FHA regulations, the Servicer will generally be entitled to the debenture interest which would have been earned, as of the date the cash payment is received, had the benefits been paid in debentures. Except where unpaid mortgage interest is recoverable pursuant to an approved special forbearance plan, such debenture interest is generally payable from a date 60 days after the mortgagor's first uncorrected failure to perform any obligation or make any payment due under the mortgage loan, which results in no recovery of interest accrued during the first two months of delinquency.

         Under certain circumstances, as set forth in the regulations, HUD is authorized to request or require the Servicer to pursue a deficiency judgment against any defaulting mortgagor. In this regard, HUD may request or require the Servicer (as the case may be under the regulations) to pursue a deficiency judgment in connection with the foreclosure. Under neither case would the Servicer be responsible for collecting on the judgment. Further, in all cases, HUD may reimburse the Servicer for all additional costs of seeking the judgment.

         With respect to a defaulted VA Mortgage Loan, the Servicer is, absent exceptional circumstances, authorized to announce its intention to foreclose only when the default has continued for three months. However, notwithstanding the foregoing , the regulations require the Servicer to take immediate action if it determines that the property to be foreclosed upon has been abandoned by the debtor or has been or may be subject to extraordinary waste or if there exist conditions justifying the appointment of a receiver for the property. Generally, a claim for the guaranty is submitted after liquidation of the mortgaged property. Upon default and subsequent termination of a VA guaranteed loan by a servicer, the VA makes a determination, using a formula, whether it will reduce its maximum claim liability by acquiring and reselling the property or by paying the claim on its guaranty without such acquisition. If the VA determines it will acquire the property, it will establish a maximum price, known as the specified amount, which a servicer may bid at the foreclosure sale in order for such servicer to subsequently convey the property to the VA. If a servicer purchases the property at the sale for no more than such specified amount, it may convey the property to the VA in return for the payment of such amount. The VA also pays, up to the maximum amount of the loan guaranty, the claim for the difference between the price paid for the property and any balance remaining on the loan. If, however, the VA determines that acquiring and disposing of the property would increase rather than reduce the government's loss, it will not establish a maximum bid price for the holder to bid at the foreclosure sale (thus, a "no-bid"), but rather will solely pay the guaranty claim up to the maximum amount of the guaranty, once the loss on the loan has been established. In the event of a no-bid, the Servicer must foreclose on the defaulted VA Mortgage Loan and thus a loss may be incurred on such mortgage loan in an amount equal to the difference between (a) the total indebtedness and (b) the sum of
(i) the guaranteed amount and (ii) the proceeds of any foreclosure.

         The amount payable under the guaranty will be the percentage of the VA Mortgage Loan originally guaranteed applied to the indebtedness outstanding as of the applicable date of computation specified in the VA regulations. Payments under the guaranty will be applied to the unpaid principal amount of the VA Mortgage Loan, interest accrued on the unpaid balance thereof to the appropriate date of computation and limited expenses of the mortgagee, but in each case only to the extent that such amounts have not been recovered through liquidation of the mortgaged property. The amount payable under the guaranty may in no event exceed the amount of the original guaranty.

         TERMS OF THE MORTGAGE LOANS

         Interest on the Mortgage Loans will be calculated based on a 360-day year of twelve 30-day months. When a full prepayment of principal is made on a Mortgage Loan during a month, the mortgagor is charged interest only on the days of the month actually elapsed up to the date of such prepayment, at a daily interest rate that is applied to the principal amount of the loan so prepaid. When a partial prepayment of principal is made on a Mortgage Loan during a month, the mortgagor generally is not charged interest on the amount of the partial prepayment during the month in which such prepayment is made.

         PRIMARY MORTGAGE INSURANCE

         As of the Cut-off Date, approximately 0.66% of the Group 1 Mortgage Loans and approximately 2.94% of the Group 2 Mortgage Loans (in each case by aggregate Principal Balance of that Loan Group as of the Cut-off Date) are covered by a borrower-paid primary mortgage insurance policy. None of the Mortgage Loans covered by a borrower-paid primary mortgage insurance policy is an FHA Mortgage Loan.

                                   THE SELLER

         The seller is a Delaware limited liability company with its principal place of business in New York, New York. The information set forth in the following paragraphs has been provided by the seller and neither the depositor nor any other party makes any representation as to the accuracy or completeness of such information.

         Each of Mortgage Guaranty Insurance Corporation, or MGIC, and Radian Group Inc., or Radian, has approximately a 46% interest in the seller with the remainder owned by management of the seller. Radian and MGIC are publicly traded companies which file such periodic reports with the Securities and Exchange Commission, or the Commission, as are required by the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, as interpreted by the staff of the Commission thereunder.

         At December 31, 2004, the seller had approximately $4.00 billion in assets, approximately $3.41 billion in liabilities and approximately $599.9 million in equity.

         The seller was established in July 1996 and is principally engaged in the purchasing of performing, sub-performing, and non-performing residential mortgage loans from banks and other financial institutions and individuals and mortgage-related securities, including non-investment grade subordinated securities, for investment and securitization. Substantially all of the mortgage loans the seller owns are serviced by its wholly-owned subsidiary, Litton Loan Servicing LP. The seller does not originate mortgages. The seller is a HUD-approved investing mortgagee.

                             UNDERWRITING STANDARDS

         The following is a description of the underwriting standards used by the Seller in connection with its acquisition of the Mortgage Loans.

         Each Mortgage Loan included in the Trust Fund has satisfied the credit, appraisal and underwriting guidelines established by the Seller that are described below. To determine satisfaction of such guidelines, the Seller or a loan reviewer in general reviewed the files related to the Mortgage Loans in connection with the acquisition of the Mortgage Loans by the Seller. These files may include the documentation pursuant to which the mortgage loan was originally underwritten, as well as the mortgagor's payment history on the mortgage loan. The Seller's underwriting guidelines when re-underwriting mortgage loans are intended to evaluate the mortgagor's credit standing, repayment ability and willingness to repay debt, as well as the value and adequacy of the mortgaged property as collateral. In general, to establish the adequacy of the mortgaged property as collateral, the Seller will obtain a current appraisal, broker's price opinion, and/or drive-by or desk review of such property, prepared within six months of the Seller's purchase. A mortgagor's ability and willingness to repay debts (including the Mortgage Loan) in a timely fashion must be demonstrated by the quality, quantity and durability of income history, history of debt management, history of debt repayment, and net worth accumulation. Accordingly, the Seller also obtains and reviews a current credit report for the mortgagor.

         The Seller purchases mortgage loans that were originated pursuant to one of the following documentation programs:

         Full Documentation. Mortgage loans originally underwritten with "FULL DOCUMENTATION" include a detailed application designed to provide pertinent credit information. As part of the description of the mortgagor's financial condition, the mortgagor was required to fill out a detailed application designed to provide pertinent credit information. As part of the description of the mortgagor's financial condition, the mortgagor provided a balance sheet, current as of the origination of the mortgage loan, describing assets and liabilities and a statement of income and expenses, as well as authorizing the originator to obtain a credit report which summarizes the mortgagor's credit history with local merchants and lenders and any record of bankruptcy. In addition, an employment verification was obtained wherein the employer reported the length of employment with that organization, the mortgagor's salary as of the mortgage loan's origination, and an indication as to whether it is expected that the mortgagor will continue such employment after the mortgage loan's origination. If a mortgagor was self-employed when such mortgagor's loan was originated, the mortgagor submitted copies of signed tax returns. The originator was also provided with deposit verification at all financial institutions where the mortgagor had demand or savings accounts.

         In determining the adequacy of the property as collateral at origination, an independent appraisal was made of each property considered for financing. The appraiser inspected the property and verified that it was in good condition and that construction, if new, had been completed at the time of the loan's origination. Such appraisal was based on the appraiser's judgment of values, giving appropriate weight to both the then market value of comparable homes and the cost of replacing the property.

         Other Levels of Documentation. Other mortgage loans purchased and re-underwritten by the Seller were originally underwritten pursuant to alternative documentation programs that require less documentation and verification than do traditional "Full Documentation" programs, including "No Documentation," "Limited Documentation," "Alternative Documentation," "Stated Documentation" and "Streamlined Documentation" programs for certain qualifying mortgage loans. Under a "NO DOCUMENTATION" program, the originator does not undertake verification of a mortgagor's income or assets. Under a "LIMITED DOCUMENTATION" program, certain underwriting documentation concerning income and employment verification is waived. "ALTERNATIVE DOCUMENTATION" programs allow a mortgagor to provide W-2 forms instead of tax returns, permit bank statements in lieu of verification of deposits and permit alternative methods of employment verification. Under "STATED DOCUMENTATION" programs, a mortgagor's income is deemed to be that stated on the mortgage application and is not independently verified by the originator. These are underwriting programs designed to streamline the underwriting process by eliminating the requirement for income verification. Depending on the facts and circumstances of a particular case, the originator of the mortgage loan may have accepted other mortgage loans based on limited documentation that eliminated the need for either income verification and/or asset verification. The objective use of limited documentation is to shift the emphasis of the underwriting process from the credit standing of the mortgagor to the value and adequacy of the mortgaged property as collateral. "STREAMLINED DOCUMENTATION" programs are used for mortgage loans issued to government entities which are being refinanced by the same originator. The originator verifies current mortgage information, but does not undertake verification of the mortgagor's employment or assets and does not conduct a new appraisal of the property considered for refinancing. The objective of Streamlined Documentation programs is to streamline the underwriting process in cases where the originator has the mortgagor's complete credit file from the original loan transaction.

         Owner-Financed Mortgage Loans. The Owner-financed Mortgage Loans comprise approximately none and 5.18%, respectively, of the Mortgage Loans in Loan Group 1 and Loan Group 2 (in each case by aggregate Principal Balance of that Loan Group as of the Cut-off Date).

         The Seller routinely purchases mortgage loans which are owner-financed mortgage loans ("OWNER-FINANCED MORTGAGE LOANS"). Owner-financed Mortgage Loans are originated by the individual sellers of the related mortgaged property who generally are inexperienced in matters pertaining to mortgage banking. These mortgage loans were originated with less stringent standards than the other mortgage loans the Seller typically purchases. The mortgagor under an Owner-financed mortgage loan generally does not complete a mortgage loan application and the seller of the related property generally does not verify the income or employment of the related mortgagor. In connection with the Seller's acquisition of an Owner-financed Mortgage Loan, the Seller obtained and reviewed the credit history and payment history of the mortgagor. In deciding to purchase Owner-financed Mortgage Loans, the Seller generally places considerable emphasis on the value of the mortgaged property. The Seller, in connection with its underwriting of an Owner-financed Mortgage Loan, calculates the loan-to-value ratio of the mortgage loan at the time of acquisition for underwriting purposes to determine the mortgagor's equity in the related mortgaged property. A drive-by appraisal of the market value of each mortgaged property relating to an Owner-financed Mortgage Loan generally was obtained within 90 days prior to the Seller's purchase of such mortgage loan. However, in certain instances, the Seller may have utilized a previous appraisal if it was completed within one year prior to the Seller's purchase, in which case the Seller will generally require the appraiser to recertify the value in such appraisal. The Seller may have acquired an Owner-financed Mortgage Loan based upon a statistical valuation provided by independent data providers of the mortgaged property and subsequently obtained a drive-by appraisal, generally within three months of acquisition.

         For a discussion of the certain risks related to Owner-financed Mortgage Loans that a Certificateholder should consider prior to purchase, see "Risk Factors--There are risks related to owner-financed mortgage loans" in this Prospectus Supplement.

                                  THE SERVICER

         The information set forth in the following paragraphs has been provided by the servicer. None of the depositor, the trustee, the underwriters or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of this information.

         Litton Loan Servicing LP, a Delaware limited partnership and a wholly-owned subsidiary of Credit-Based Asset Servicing and Securitization LLC ("C-BASS"), will act as the servicer of the mortgage loans pursuant to the pooling and servicing agreement. The servicer was formed in December 1996. As of December 31, 2004, the servicer employed approximately 790 individuals. The main office of the servicer is located at 4828 Loop Central Drive, Houston, Texas 77081. The servicer is currently a Fannie Mae and Freddie Mac approved servicer and an approved FHA and VA lender with a servicing portfolio of approximately $33.68 billion as of December 31, 2004. The servicer specializes in servicing sub-performing mortgage loans. The servicer is servicing in excess of 100 securitizations for C-BASS and various third parties.

         From time to time the servicer may acquire servicing portfolios from third parties which acquisitions may be significant in relation to the servicer's current portfolio. The servicer does not believe that any such acquisition, if effected, would have an adverse effect on its ability to service the mortgage loans in accordance with the pooling and servicing agreement. On December 1, 2004, the servicer and C-BASS closed a transaction with The Provident Bank pursuant to which the servicer acquired the mortgage servicing rights on a portfolio of mortgage loans with an aggregate principal balance of approximately $8.5 billion in conjunction with C-BASS's acquisition of residual mortgage-backed securities relating to certain of such loans. While this acquisition represents a significant increase in the servicer's servicing portfolio, the servicer does not believe that the acquisition will have an adverse effect on its ability to service the mortgage loans in accordance with the pooling and servicing agreement.

         The servicer may make available certain loan level and certificate level information, such as delinquency and credit support data, projected and actual loss data, roll rates, and trend analyses, through its proprietary investor interface and asset analysis tool, RADARViewersm. The RADARViewersm internet website is currently located at www.radarviewer.com. The servicer has no obligation to continue to provide any type of information available on RADARViewersm as of the date hereof or to maintain its RADARViewersm website in the entirety, and may, in its sole discretion, discontinue such service at any time.

         Fitch assigned the servicer its RSS1 residential special servicer rating on November 16, 1999 and reaffirmed that rating in November 2003. The rating is based on the servicer's ability to manage and liquidate nonperforming residential mortgage loans and real estate owned assets. This RSS1 rating is the highest special servicer rating attainable from Fitch which reflects the servicer's proprietary default management technology, the financial strength of its parent and the experience of its management and staff.

         In January 2001, Fitch assigned the servicer its RPS1 primary servicer rating for subprime and high loan-to-value ratio product and reaffirmed that rating in November 2003. The RPS1 rating is currently the highest subprime primary servicer rating attainable from Fitch for any subprime servicer, which is based on the servicer's loan administration processes including its loan set-up procedures and related technology, loan accounting/cash management and loan reporting. The RPS1 rating for high loan-to-value ratio product is based, in part, on the servicer's focus on early collection and loss mitigation.

         In March 2001, Moody's Investors Service, Inc. assigned the servicer its top servicer quality rating (SQ1) as a primary servicer of prime and subprime mortgage loans, second liens and as a special servicer and reaffirmed that rating on June 20, 2003. The rating is based on the servicer's ability as a servicer and the stability of its servicing operations.

         In April 2001, S&P raised the servicer's ranking from "Above Average" to "Strong" for both its residential special and subprime servicing categories and reaffirmed that rating in September 2003. The "Strong" rating is S&P's highest possible rating for these categories. The rankings are based on the servicer's established history of servicing distressed assets for a diverse investor base, technological improvements that have increased operational efficiencies, management depth, and internal controls.

         The following table sets forth the delinquency and foreclosure experience of the mortgage loans the servicer serviced as of the dates indicated. The servicer's portfolio of mortgage loans may differ significantly from the mortgage loans in the mortgage loan pool in terms of interest rates, principal balances, geographic distribution, types of properties and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the mortgage loans in the mortgage loan pool will be similar to that reflected in the table below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans in the mortgage loan pool. The actual delinquency experience on the mortgage loans in the mortgage loan pool will depend, among other things, upon the value of the real estate securing such mortgage loans and the mortgage loan pool and the ability of the related borrower to make required payments. It should be noted that the servicer's business includes the acquisition of servicing rights with respect to non-performing and subperforming mortgage loans and the servicer has been an active participant in the market for such servicing rights since 1997, although the amount of such acquisitions (as a percentage of aggregate acquisitions) has decreased in the past few years. The acquisition of such servicing rights may have affected the delinquency and foreclosure experience of the servicer.


                    DELINQUENCY AND FORECLOSURE EXPERIENCE(1)

                              AS OF DECEMBER 31, 2004             AS OF DECEMBER 31, 2003              AS OF DECEMBER 31, 2002
                        ----------------------------------  ----------------------------------   ---------------------------------
                                                   % BY                                % BY                                 % BY
                        NO.OF       PRINCIPAL    PRINCIPAL  NO.OF      PRINCIPAL     PRINCIPAL   NO.OF      PRINCIPAL     PRINCIPAL
                        LOANS       BALANCE(2)    BALANCE   LOANS      BALANCE(2)     BALANCE    LOANS      BALANCE(2)     BALANCE
                        -----       ----------    -------   -----      ----------     -------    -----      ----------     -------
Current Loans .......  209,161   $25,418,836,059   75.47%   117,507 $12,259,524,846    9.54%     80,838   $ 6,690,592,530   64.66%
Period of
Delinquency(3)
   30-59 Days .......   30,872   $ 3,366,957,309   10.00%    19,576 $     1,846,650              12,780   $ 1,040,126,117   10.05%
   60-89 Days .......   13,627   $ 1,435,281,813    4.26%     8,097 $   759,456,004    4.31%      4,881   $   410,962,733    3.97%
   90 Days or more ..    9,483   $   924,532,429    2.74%     6,576 $   544,508,354    3.09%      4,407   $   299,691,214    2.90%
                       -------   ---------------  ------    ------- ---------------    ----     -------   ---------------  ------
TOTAL DELINQUENCY ...   53,982   $ 5,726,771,551   17.00%    34,249 $3,150,614,7101    7.87%     22,068   $ 1,750,780,064   16.92%

Foreclosures/
  Bankrupt(4)........   21,085   $ 1,990,423,865    5.91%    19,954 $ 1,807,441,681   10.25%     18,294   $ 1,550,037,579   14.98%

Real Estate Owned ...    6,236   $   544,216,985    1.62%     4,611 $   411,683,483    2.34%      4,503   $   356,417,746    3.44%
                       -------   ---------------  ------    ------- ---------------    ----     -------   ---------------  ------
TOTAL PORTFOLIO .....  290,464   $33,680,248,460  100.00%   176,321 $17,629,264,710    0.00%    125,703   $10,347,827,919  100.00%
                       =======   ===============  ======    ======= ===============    ====     =======   ===============  ======

--------------
(1) The table shows mortgage loans which were delinquent or for which foreclosure proceedings had been instituted as of the date indicated.
(2) For the Real Estate Owned properties, the principal balance is at the time of foreclosure.
(3) No mortgage loan is included in this section of the table as delinquent until it is 30 days past due.
(4) Exclusive of the number of loans and principal balance shown in Period of Delinquency.

         It is unlikely that the delinquency experience of the mortgage loans comprising the mortgage loan pool will correspond to the delinquency experience of the servicer's mortgage loan portfolio set forth in the foregoing table. The statistics shown above represent the delinquency experience for the servicer's mortgage loan servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the mortgage loans comprising the mortgage loan pool will depend on the results obtained over the life of the mortgage loan pool. There can be no assurance that the mortgage loans comprising the mortgage loan pool will perform consistently with the delinquency or foreclosure experience described in this prospectus supplement. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the servicer. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans in the mortgage loan pool and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loan pool.

                       THE POOLING AND SERVICING AGREEMENT

         GENERAL

         The Certificates will be issued pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2005 (the "POOLING AND SERVICING AGREEMENT"), among the Depositor, the Seller, the Servicer and the Trustee. The Trust Fund created under the Pooling and Servicing Agreement will consist of (i) all of the Depositor's right, title and interest in the Mortgage Loans, the related mortgage notes, mortgages and other related documents, (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date, together with any proceeds thereof, (iii) any Mortgaged Properties acquired on behalf of Certificateholders by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon, (iv) the rights of the Trustee under all insurance policies required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof, (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement, and (vi) the Basis Risk Reserve Fund. The Offered Certificates will be transferable and exchangeable at the corporate trust offices of the Trustee.

         ASSIGNMENT OF THE MORTGAGE LOANS

         On or about February 8, 2005 (the "CLOSING DATE") the Depositor will transfer to the Trust Fund all of its right, title and interest in and to each Mortgage Loan, the related mortgage notes, mortgages and other related documents (collectively, the "RELATED DOCUMENTS"), including all scheduled payments with respect to each such Mortgage Loan due after the Cut-off Date exclusive of any scheduled principal due on or prior to the Cut-off Date and any interest accruing and due prior to the Cut-off Date, and all rights under the related FHA Insurance Agreement, as applicable. The Trustee, concurrently with such transfer, will deliver the Certificates to the Depositor. Each Mortgage Loan transferred to the Trust Fund will be identified on a schedule (the "MORTGAGE LOAN SCHEDULE") delivered to the Trustee pursuant to the Pooling and Servicing Agreement. Such Mortgage Loan Schedule will include information such as the Principal Balance of each Mortgage Loan as of the Cut-off Date, its Mortgage Interest Rate as well as other information.

         The Pooling and Servicing Agreement will require that, within the time period specified therein, the Seller will deliver or cause to be delivered to The Bank of New York (the "CUSTODIAN"), as the Trustee's agent for such purpose, the mortgage notes endorsed to the Trustee on behalf of the Certificateholders and the Related Documents. In lieu of delivery of original mortgages or mortgage notes, if such original is not available or lost, the Seller may deliver or cause to be delivered true and correct copies thereof, or, with respect to a lost mortgage note, a lost note affidavit executed by the Seller or the originator of such Mortgage Loan.

         Within 60 days following the Closing Date, the Trustee will review (or cause the Custodian to review) the Mortgage Loans and the Related Documents pursuant to the Pooling and Servicing Agreement and if any Mortgage Loan or Related Document is found to be defective in any material respect and such defect has a material and adverse effect on the Certificateholders and is not cured within 120 days following notification thereof to the Seller (or within 90 days of the earlier of the Seller's discovery or receipt of notification if such defect would cause the Mortgage Loan not to be a "qualified mortgage" for REMIC purposes) and the Trustee by the Custodian (or 150 days following the Closing Date, in the case of missing mortgages or assignments), the Seller will be obligated to either (i) substitute for such Mortgage Loan an Eligible Substitute Mortgage Loan; however, such substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the effect that such substitution will not disqualify any of the REMICs comprising the Trust Fund as a REMIC or result in a prohibited transaction tax under the Code or (ii) purchase such Mortgage Loan at a price (the "PURCHASE PRICE") equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the Mortgage Interest Rate through the end of the calendar month in which the purchase is effected, plus the amount of any unreimbursed Advances and Servicing Advances made by the Servicer. If, however, a Mortgage Loan is discovered to be defective in a manner that would cause it to be a "defective obligation" within the meaning of Treasury regulations relating to REMICs, the Seller will be obligated to cure the defect or make the required purchase or substitution no later than 90 days after the earlier of its discovery or receipt of notification of the defect. The Purchase Price will be deposited in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises. The obligation of the Seller to cure, repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the Trustee or the Certificateholders.

         In connection with the substitution of an Eligible Substitute Mortgage Loan, the Seller will be required to deposit in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises an amount (the "SUBSTITUTION ADJUSTMENT") equal to the excess of the Principal Balance of the related Defective Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan.

         An "ELIGIBLE SUBSTITUTE MORTGAGE LOAN" is a mortgage loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of, and not more than 5% less than, the outstanding Principal Balance of the Defective Mortgage Loan; (ii) have a Mortgage Interest Rate, with respect to a Fixed-Rate Mortgage Loan, not less than the Mortgage Interest Rate of the Defective Mortgage Loan and not more than 1% in excess of the Mortgage Interest Rate of such Defective Mortgage Loan or, with respect to an Adjustable-Rate Mortgage Loan, have a Maximum Mortgage Interest Rate and Minimum Mortgage Interest Rate not less than the respective rate for the Defective Mortgage Loan and have a Gross Margin equal to or greater than the Defective Mortgage Loan; (iii) have the same Due Date as the Defective Mortgage Loan; (iv) have a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (v) comply with each representation and warranty as to the Mortgage Loans set forth in the Pooling and Servicing Agreement (deemed to be made as of the date of substitution); (vi) have been re-underwritten by the Seller in accordance with the same underwriting criteria and guidelines as the Mortgage Loans being replaced; (vii) must be of the same or better credit quality as the Mortgage Loan being replaced; and (viii) satisfy certain other conditions specified in the Pooling and Servicing Agreement.

         The Seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Trustee with respect to each Mortgage Loan (e.g., Cut-off Date Principal Balance and the Mortgage Interest Rate). In addition, the Seller will represent and warrant, on the Closing Date, that, among other things: (i) at the time of transfer to the Depositor, the Seller has transferred or assigned all of its right, title and interest in each Mortgage Loan and the Related Documents, free of any lien; and (ii) each Mortgage Loan complies with any and all requirements of any local, state or federal laws with respect to the origination and servicing of such Mortgage Loan including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending laws or disclosure laws applicable to the Mortgage Loans. Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan and Related Documents, the Seller will have a period of 90 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 90-day period, the Seller will be obligated to (i) substitute for such Defective Mortgage Loan an Eligible Substitute Mortgage Loan or (ii) purchase such Defective Mortgage Loan from the Trust Fund. The same procedure and limitations that are set forth above for the substitution or purchase of Defective Mortgage Loans as a result of deficient documentation relating thereto will apply to the substitution or purchase of a Defective Mortgage Loan as a result of a breach of a representation or warranty in the Pooling and Servicing Agreement that materially and adversely affects the interests of the Certificateholders. In addition to the foregoing, if a breach of the representation as to the compliance with predatory or abusive lending laws occurs, the Seller will be obligated to reimburse the Trust for all costs or damages incurred by the Trust as a result of the violation of such representation (such amount the "REIMBURSEMENT AMOUNT").

         Mortgage Loans required to be transferred to the Seller as described in the preceding paragraphs are referred to as "DEFECTIVE MORTGAGE LOANS."

         Pursuant to the Pooling and Servicing Agreement, the Servicer will service and administer the Mortgage Loans as more fully set forth therein.

         PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO COLLECTION ACCOUNT AND DISTRIBUTION ACCOUNT

         The Servicer will establish and maintain or cause to be maintained a separate trust account (the "COLLECTION ACCOUNT") for the benefit of the holders of the Certificates. The Collection Account will be an Eligible Account (as defined herein). Upon receipt by the Servicer of amounts in respect of the Mortgage Loans after the Cut-off Date (exclusive of any scheduled principal due on or prior to the Cut-off Date, any interest accruing and due prior to the Cut-off Date, any amounts representing the Servicing Fee, reimbursement for Advances and Servicing Advances, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Servicer will deposit such amounts in the Collection Account. Amounts so deposited may be invested in Permitted Investments (as described in the Pooling and Servicing Agreement) maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited in the Distribution Account. A "BUSINESS DAY" is any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Delaware, the State of New York, the State of Texas or in the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to be closed. The Trustee will establish an account (the "DISTRIBUTION ACCOUNT") into which will be deposited amounts withdrawn from the Collection Account for distribution to Certificateholders on a Distribution Date. The Distribution Account will be an Eligible Account. Amounts on deposit therein may be invested in Permitted Investments maturing on or before the Business Day prior to the related Distribution Date unless such Permitted Investments are invested in investments managed or advised by the Trustee or an affiliate thereof, in which case such Permitted Investments may mature on the related Distribution Date.

         An "ELIGIBLE ACCOUNT" is a segregated account that is (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in one of the top three rating categories by each of the Rating Agencies at the time any amounts are held on deposit therein,
(ii) an account or accounts the deposits in which are fully insured by the Federal Deposit Insurance Corporation (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an opinion of counsel delivered to the Trustee and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee. Permitted Investments are specified in the Pooling and Servicing Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Certificates.

         ADVANCES

         Subject to the following limitations, the Servicer will be obligated to advance or cause to be advanced at least one Business Day prior to each Distribution Date its own funds, or funds in the Collection Account that are not included in the Available Funds for such Distribution Date, in an amount equal to the aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Collection Period on the Mortgage Loans, other than Balloon Payments, and that were not received by the related Determination Date and, with respect to Balloon Loans, with respect to which the Balloon Payment is not made when due, an assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Loan (any such advance, an "ADVANCE").

         The Servicer is not required to make any Advances of principal on second lien Mortgage Loans or REO Properties., but may do so with respect to second lien Mortgage Loans.

         Advances with respect to the Mortgage Loans are required to be made only to the extent the Servicer deems them to be recoverable from related late collections, insurance proceeds or liquidation proceeds. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Servicer will not be required, however, to make any Advances with respect to reductions in the amount of the Monthly Payments on the Mortgage Loans due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the "RELIEF ACT") or similar state laws. Subject to the recoverability standard above, the Servicer's obligation to make Advances of principal as to any Mortgage Loan will continue until the earlier of such time as the Trust acquires title to the related Mortgaged Property or such Mortgage Loan is paid in full by the mortgagor or disposed of by the Trust.

         All Advances will be reimbursable to the Servicer from late collections, insurance proceeds and liquidation proceeds from the Mortgage Loan as to which such unreimbursed Advance was made. In addition, any Advances previously made in respect of any Mortgage Loan that the Servicer deems to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to the Servicer out of any funds in the Collection Account prior to the distributions on the Certificates. In addition, the Servicer will have the right to withdraw from the collection account funds that were not included in Available Funds for the preceding Distribution Date to reimburse itself for Advances previously made. Any such amounts withdrawn by the Servicer will be deposited in the collection account on subsequent Distribution Dates in the manner set forth in the Pooling and Servicing Agreement. In the event the Servicer fails in its obligation to make any such Advance, the Trustee, in its capacity as successor Servicer, will be obligated to make any such Advance, to the extent required in the Pooling and Servicing Agreement.

         In the course of performing its servicing obligations, the Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Properties, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related mortgage. Each such expenditure will constitute a "SERVICING ADVANCE."

         The Servicer's right to reimbursement for Servicing Advances is limited to late collections on the related Mortgage Loan, including liquidation proceeds, released mortgaged property proceeds, insurance proceeds and such other amounts the Servicer may collect from the related mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed, unless such amounts are deemed to be nonrecoverable by the Servicer, in which event reimbursement will be made to the Servicer from general funds in the Collection Account prior to the distributions on the Certificates.

         The Pooling and Servicing Agreement will provide that (i) the Servicer may enter into a facility with any person which provides that such person may fund Advances and/or Servicing Advances, although no such facility will reduce or otherwise affect the Servicer's obligation to fund such Advances and/or Servicing Advances and (ii) the Pooling and Servicing Agreement may be revised without the consent of the Certificateholders to provide for such a facility.

         SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

         The principal compensation (the "SERVICING FEE") to be paid to the Servicer in respect of its servicing activities for the Certificates will be at the "SERVICING FEE RATE" of (i) 0.50% per annum on the Principal Balance of each Mortgage Loan. As additional servicing compensation, the Servicer is entitled to retain all service-related fees, including assumption fees, modification fees, customary real estate referral fees, extension fees and late payment charges but excluding prepayment premiums, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Collection Account and any escrow accounts. The Servicer is obligated to offset any Prepayment Interest Shortfall on the Mortgage Loans on any Distribution Date (payments made by the Servicer in satisfaction of such obligation, "COMPENSATING INTEREST") by an amount not in excess of one-half of its Servicing Fee for such Distribution Date. The Servicer is obligated to pay certain insurance premiums and certain ongoing expenses associated with the Mortgage Pool and incurred by the Servicer in connection with its responsibilities under the Pooling and Servicing Agreement and is entitled to reimbursement therefor as provided in the Pooling and Servicing Agreement.

         The "DETERMINATION DATE" with respect to any Distribution Date will be the 10th day of the calendar month in which such Distribution Date occurs or, if such day is not a Business Day, the Business Day immediately preceding such 10th day. With respect to any Determination Date and each Mortgage Loan as to which a principal prepayment in full was applied during the prior calendar month, the "PREPAYMENT INTEREST SHORTFALL" is an amount equal to the interest at the Mortgage Interest Rate for such Mortgage Loan (net of the Servicing Fee Rate) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the prior calendar month.

         PLEDGE AND ASSIGNMENT OF SERVICER'S RIGHTS

         On the Closing Date, the Servicer may pledge and assign all of its right, title and interest in, to and under the Pooling and Servicing Agreement to one or more lenders (each, a "SERVICING RIGHTS PLEDGEE") selected by the Servicer, including Wachovia Bank, National Association, as the representative of certain lenders. In the event that an Event of Servicing Termination (as defined below) occurs, the Trustee has agreed to the appointment of a Servicing Rights Pledgee or its designee as the successor servicer, provided that at the time of such appointment the Servicing Rights Pledgee or such designee meets the requirements of a successor servicer described in the Pooling and Servicing Agreement (including being acceptable to the Rating Agencies) and that the Servicing Rights Pledgee or such designee agrees to be subject to the terms of the Pooling and Servicing Agreement.

         THE TRUSTEE

         U.S. Bank National Association, a national banking association, will act as trustee (the "TRUSTEE") for the Certificates pursuant to the Pooling and Servicing Agreement. The Trustee's offices for notices under the Pooling and Servicing Agreement are located at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107-2292, Attn: Structured Finance C-BASS, Series 2005-CB1.

         The principal compensation to be paid to the Trustee in respect of its obligations under the Pooling and Servicing Agreement will be the "TRUSTEE FEE." The Trustee Fee for any Distribution Date will accrue at the trustee fee rate of 0.0065% per annum and the aggregate Principal Balance of the Mortgage Loans as of the first day of the related Collection Period.

         The Pooling and Servicing Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Trust Fund and will be held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee in the ordinary course of the Trustee's performance in accordance with the provisions of the Pooling and Servicing Agreement) the Trustee incurs arising out of or in connection with the acceptance or administration of its obligations and duties under the Pooling and Servicing Agreement, other than any loss, liability or expense :

o that constitutes a specific liability of the Trustee under the Pooling and Servicing Agreement or

o incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Pooling and Servicing Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Pooling and Servicing Agreement.

         OPTIONAL TERMINATION

         The Servicer (or an affiliate) will have the right to purchase all of the Mortgage Loans and REO Properties in the Trust Fund and thereby effect the early retirement of the Certificates, on any Distribution Date on which the aggregate Principal Balance of such Mortgage Loans and REO Properties is 10% or less than the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. The first Distribution Date on which such option could be exercised is referred to herein as the "OPTIONAL TERMINATION DATE." In the event that the option is exercised, the purchase will be made at a price (the "TERMINATION PRICE") generally equal to par plus accrued interest for each Mortgage Loan at the related Mortgage Interest Rate to but not including the first day of the month in which such purchase price is distributed plus the amount of any unreimbursed Advances and Servicing Advances made by the Servicer and any unpaid Servicing Fees; provided, however, such purchase must be sufficient to pay all amounts due and owing on the certificates. Proceeds from such purchase will be included in Available Funds and will be distributed to the holders of the Certificates in accordance with the Pooling and Servicing Agreement. Any such purchase of Mortgage Loans and REO Properties will result in the early retirement of the Certificates.

         OPTIONAL PURCHASE OF DEFAULTED LOANS

         As to any Mortgage Loan which is Delinquent in payment by 120 days or more, the Servicer may, at its option, purchase such Mortgage Loan from the Trust Fund at the Purchase Price for such Mortgage Loan, under the circumstances described in the Pooling and Servicing Agreement. In addition, the Servicer may write-off any second lien Mortgage Loans delinquent in payment by 180 days or more.

         EVENTS OF SERVICING TERMINATION

         Events of Servicing Termination will consist, among other things, of:
(i) any failure by the Servicer to deposit in the Collection Account or Distribution Account the required amounts or remit to the Trustee any payment which continues unremedied for one Business Day following written notice to the Servicer; (ii) any failure of the Servicer to make any Advance or to cover any Prepayment Interest Shortfalls, as described herein, which failure continues unremedied for one Business Day; (iii) any failure by the Servicer to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement, which continues unremedied for 30 days after the first date on which (x) the Servicer has knowledge of such failure or (y) written notice of such failure is given to the Servicer; (iv) insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the Servicer indicating its insolvency or inability to pay its obligations; or (v) cumulative Realized Losses as of any Distribution Date exceed the amount specified in the Pooling and Servicing Agreement.

         RIGHTS UPON EVENT OF SERVICING TERMINATION

         So long as an Event of Servicing Termination under the Pooling and Servicing Agreement remains unremedied, the Trustee may, subject to the rights of the Servicing Rights Pledgee as described above and at the direction of the holders of the Certificates evidencing not less than 51% of the Voting Rights is required to, terminate all of the rights and obligations of the Servicer in its capacity as servicer with respect to the Mortgage Loans, as provided in the Pooling and Servicing Agreement, whereupon the Trustee will succeed to all of the responsibilities and duties of the Servicer under the Pooling and Servicing Agreement, including the obligation to make any required Advances subject to the pledge and assignment to a Servicing Rights Pledgee as described above. No assurance can be given that termination of the rights and obligations of the Servicer under the Pooling and Servicing Agreement would not adversely affect the servicing of the related Mortgage Loans, including the delinquency experience of such Mortgage Loans.

         No holder of an Offered Certificate, solely by virtue of such holder's status as a holder of an Offered Certificate, will have any right under the Pooling and Servicing Agreement to institute any proceeding with respect thereto, unless such holder previously has given to the Trustee written notice of default and unless the holders of Certificates entitled to at least 51% of the Voting Rights evidenced by the Certificates so agree and have offered indemnity satisfactory to the Trustee.

         VOTING RIGHTS

         With respect to any date of determination, the percentage of all the Voting Rights allocated among holders of the Certificates (other than the Class N, Class X, Class XR and Class R Certificates) will be 98%. Such Voting Rights will be allocated among the classes of such Certificates in the proportion that the aggregate Certificate Principal Balance of all the Certificates of such class then outstanding bear to the aggregate Certificate Principal Balance of all Certificates then outstanding. With respect to any date of determination, the percentage of all the

Voting Rights allocated among holders of the Class N and Class X Certificates will be 2%. The Voting Rights allocated to a class of Certificates will be allocated among all holders of each such class in proportion to the outstanding certificate balances (or Percentage Interest) of such Certificates. The Class XR and R Certificates will not have any Voting Rights.

         AMENDMENT

         The Pooling and Servicing Agreement may be amended by the Seller, the Depositor, the Servicer and the Trustee, without the consent of the holders of the Certificates, for any of the purposes set forth under "The Agreements--Amendment of Agreement" in the Prospectus. In addition, the Pooling and Servicing Agreement may be amended by the Seller, the Depositor, the Servicer and the Trustee with the consent of the holders of a majority in interest of any class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the holders of any class of Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any class of Certificates without the consent of the holders of such Certificates; (ii) adversely affect in any material respect the interests of the holders of any class of Certificates (provided that such amendment shall be deemed not to adversely affect in any material respect the interests of the holders of the Certificates if the Depositor, the Servicer and the Trustee have received written notice from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency, or any opinion of counsel to that effect delivered to the Servicer and the Trustee) in a manner other than as described in clause (i) above, without the consent of the holders of such class evidencing percentage interests aggregating at least 66%; or (iii) reduce the aforesaid percentage of aggregate outstanding principal amounts of Certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of all such Certificates.

                         DESCRIPTION OF THE CERTIFICATES

         GENERAL

         The Certificates will be issued pursuant to the Pooling and Servicing Agreement. Set forth below are summaries of the specific terms and provisions pursuant to which the Offered Certificates will be issued. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and Servicing Agreement. When particular provisions or terms used in the Pooling and Servicing Agreement are referenced, the actual provisions (including definitions of terms) are incorporated by reference.

         The Trust will issue the Class AV-1 Certificates, Class AV-2 and Class AV-3 Certificates (the "CLASS AV CERTIFICATES"), Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates (the "CLASS AF CERTIFICATES" and, together with the Class AV Certificates, the "SENIOR CERTIFICATES"), the Class M-1, Class M-2 and Class M-3 Certificates (the "CLASS M CERTIFICATES"), the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (the "CLASS B CERTIFICATES"), the Class N and Class X Certificates (collectively with the Class M Certificates and Class B Certificates, the "SUBORDINATE CERTIFICATES") and the Class XR and Class R Certificates (the "RESIDUAL CERTIFICATES"). The Senior Certificates, the Subordinate Certificates and the Residual Certificates are collectively referred to herein as the "CERTIFICATES." Only the Senior, the Class M and the Class B Certificates (other than the Class B-4 and Class B-5 Certificates) are offered hereby (the "OFFERED CERTIFICATES").

         The Offered Certificates will have the respective original Certificate Principal Balances specified on the cover hereof, subject to a permitted variance of plus or minus ten percent.

         The Offered Certificates will be issued in book-entry form as described below. The Offered Certificates will be issued in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof.

         Distributions on the Offered Certificates will be made by the Trustee on the 25th day of each month, or if such day is not a Business Day, on the first Business Day thereafter, commencing in February 2005 (each, a "DISTRIBUTION DATE"), to the persons in whose names such Certificates are registered at the close of business on the

Record Date. With respect to the Class AV, Class M and Class B Certificates (other than the Class B-4 and Class B-5 Certificates), the "RECORD DATE" is the Business Day immediately preceding such Distribution Date; provided, however, that if any of such Certificates becomes a Definitive Certificate (as defined herein), the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs. With respect to the Class AF, Class B-4 and Class B-5 Certificates, the "RECORD DATE" is the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date.

         BOOK-ENTRY CERTIFICATES

         The Offered Certificates will be book-entry Certificates (the "BOOK-ENTRY CERTIFICATES"). Persons acquiring beneficial ownership interests in the Offered Certificates ("CERTIFICATE OWNERS") will hold such Certificates through DTC in the United States, or, upon request, Clearstream or Euroclear (in Europe) if they are participants of such systems (the "PARTICIPANTS"), or indirectly through organizations which are participants in such systems (the "INDIRECT PARTICIPANTS"). The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate Certificate Principal Balance or Notional Amount of such Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream and JPMorgan Chase Bank will act as depositary for Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN DEPOSITARIES"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations of $25,000. Except as described below, no person acquiring a Book-Entry Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing such Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until Definitive Certificates are issued, it is anticipated that the only "CERTIFICATEHOLDER" of the Offered Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

         The Beneficial Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains the Beneficial Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a DTC Participant and on the records of Clearstream or Euroclear, as appropriate).

         Certificate Owners will receive all distributions of principal of and interest on the Book-Entry Certificates from the Trustee through DTC and DTC Participants. While the Book-Entry Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "RULES"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of, and interest on, the Book-Entry Certificates. Participants and Indirect Participants with whom Certificate Owners have accounts with respect to Book-Entry Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates representing their respective interests in the Book-Entry Certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

         Certificateholders will not receive or be entitled to receive certificates representing their respective interests in the Book-Entry Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificateholders who are not Participants may transfer ownership of Book-Entry Certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited.

Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificateholders.

         Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the Business Day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream Participants on such Business Day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream Participant or Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the Business Day following settlement in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Federal Income Tax Consequences--REMIC Certificates--C. Regular Certificates--Non-U.S. Persons" and "--Information Reporting and Backup Withholding" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I to this Prospectus Supplement.

         Transfers between Participants will occur in accordance with DTC rules. Transfers between Clearstream Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream Participants or Euroclear Participants, on the other, will be effected in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

         DTC which is a New York-chartered limited purpose trust company, performs services for its Participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the Rules, as in effect from time to time.

         Clearstream, 67 Bd Grande-Duchesse Charlotte, L-1331 Luxembourg, was incorporated in 1970 as a limited company under Luxembourg law. Clearstream is owned by banks, securities dealers and financial institutions, and currently has about 100 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than five percent of Clearstream's stock.

         Clearstream is registered as a bank in Luxembourg, and as such is subject to regulation by the Institute Monetaire Luxembourgeois, the Luxembourg Monetary Authority, which supervises Luxembourg banks.

         Clearstream holds securities for its customers ("CLEARSTREAM PARTICIPANTS") and facilitates the clearance and settlement of securities transactions by electronic book-entry transfers between their accounts. Clearstream provides various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream also deals with domestic securities markets in several countries through established depository and custodial relationships. Clearstream has established an electronic bridge with Euroclear Bank S.A./N.V. as the Euroclear Operator in Brussels to facilitate settlement of trades between systems. Clearstream currently accepts over 70,000 securities issues on its books.

         Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream's United States customers are limited to securities brokers and dealers and banks. Currently, Clearstream has approximately 3,000 customers located in over 60 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream is available to other institutions which clear through or maintain a custodial relationship with an account holder of Clearstream.

         Euroclear was created in 1968 to hold securities for its participants ("EUROCLEAR PARTICIPANTS") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in a variety of currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by Euroclear Bank S.A./N.V. (the "EUROCLEAR Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS "). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payments to the Beneficial Owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Certificates that it represents.

         Under a book-entry format, Beneficial Owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede & Co. Distributions with respect to Certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Consequences--REMIC Certificates--C. Regular Certificates--Non-U.S. Persons" and "--Backup Withholding" in the Prospectus. Because DTC can only act on behalf of DTC Participants, the ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

         Monthly and annual reports on the Trust Fund will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to Beneficial Owners upon request, in accordance with the rules, regulations and procedures creating and affecting the DTC Participants to whose DTC accounts the Book-Entry Certificates of such Beneficial Owners are credited.

         DTC has advised the Depositor that, unless and until Definitive Certificates are issued, DTC will take any action the holders of the Book-Entry Certificates are permitted to take under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such

Book-Entry Certificates. Clearstream or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Agreement on behalf of a Clearstream Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

         Definitive Certificates will be issued to Beneficial Owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and the Depositor or the Trustee is unable to locate a qualified successor, (b) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Default, Beneficial Owners having Percentage Interests aggregating not less than 51% of the Book-Entry Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of Beneficial Owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all Beneficial Owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement.

         Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Book-Entry Certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         None of the Depositor, the Servicer or the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. The Trustee will not be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to the Subordinate Certificates in the form of Book-Entry Certificates, and the Trustee will have no liability for transfers of Book-Entry Certificates or any interests therein made in violation of the restrictions on transfer described in this Prospectus Supplement and the Pooling and Servicing Agreement.

         According to DTC, the foregoing information with respect to DTC has been provided to the industry for informational purposes only and is not intended to serve as a representation, warranty or contract modification of any kind.

         ALLOCATION OF AVAILABLE FUNDS

         Distributions to holders of each class of Offered Certificates will be made on each Distribution Date from Available Funds. "AVAILABLE FUNDS" will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable to the Servicer, including the Servicing Fee and any accrued and unpaid Servicing Fee: (i) the aggregate amount of Monthly Payments on the Mortgage Loans due during the related Collection Period and received by the Trustee one business day prior to the related Distribution Date, (ii) certain unscheduled payments in respect of the Mortgage Loans, including prepayments (but excluding any prepayment penalties), insurance proceeds and liquidation proceeds net of certain expenses received during the related Prepayment Period and any Subsequent Recoveries, (iii) payments from the Servicer in connection with Advances and Prepayment Interest Shortfalls for such Distribution Date, (iv) the Purchase Price for any repurchased Mortgage Loan deposited to the Collection Account during the related Prepayment Period, including any Reimbursement Amount, (v) any Substitution Adjustments deposited in the Collection Account during the related Prepayment Period, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the Termination Price.

         The "COLLECTION PERIOD" with respect to any Distribution Date means the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

         The "PREPAYMENT PERIOD" with respect to any Distribution Date means the calendar month preceding the month in which such Distribution Date occurs.

         INTEREST DISTRIBUTIONS

         On each Distribution Date, based upon the information provided to it in the Remittance Report, the Trustee will distribute that portion of Available Funds for such Distribution Date consisting of the Group 1 Interest Remittance Amount and the Group 2 Interest Remittance Amount for such Distribution Date, in the amounts and order of priority described below, in each case to the extent of the Group 1 Interest Remittance Amount or Group 2 Interest Remittance Amount, as applicable, remaining for such Distribution Date:

         (i) the Group 1 Interest Remittance Amount will be distributed:

                  (A) first, to the Trustee, the portion of the Trustee Fee for such Distribution Date relating to the Group 1 Mortgage Loans;

                  (B) second, concurrently, to the Class AV Certificates, the Accrued Certificate Interest and Interest Carry Forward Amount for each such Class and Distribution Date, allocated pro rata based on entitlement pursuant to this clause (i)(B); and

                  (C) third, to the Class AF Certificates, the Accrued Certificate Interest and Interest Carry Forward Amount for each such Class and such Distribution Date, in each case to the extent not paid pursuant to clause (ii)(B) below;

         (ii) the Group 2 Interest Remittance Amount will be distributed:

                  (A) first, to the Trustee, the portion of the Trustee Fee for such Distribution Date relating to the Group 2 Mortgage Loans;

                  (B) second, concurrently, to the Class AF Certificates, the Accrued Certificate Interest and Interest Carry Forward Amount for each such Class and Distribution Date, allocated pro rata based on entitlement pursuant to this clause (ii)(B); and

                  (C) third, to the Class AV Certificates, the Accrued Certificate Interest and Interest Carry Forward Amount for each such Class and such Distribution Date, in each case to the extent not paid pursuant to clause (i)(B) above;

         (iii) any Group 1 Interest Remittance Amount and Group 2 Interest Remittance Amount remaining undistributed following the distributions pursuant to clauses (i) and (ii) above will be distributed:

                  (A) first, to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (B) second, to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (C) third, to the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (D) fourth, to the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (E) fifth, to the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (F) sixth, to the Class B-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (G) seventh, to the Class B-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

                  (H) eighth, to the Class B-5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

         (iv) the amount, if any, of the Group 1 Interest Remittance Amount and the Group 2 Interest Remittance Amount remaining after application with respect to the priorities set forth above in clauses (i), (ii) and (iii) above will constitute the "MONTHLY EXCESS INTEREST AMOUNT" for such Distribution Date and will be applied as described below under "--Application of Monthly Excess Cashflow Amounts."

         "ACCRUED CERTIFICATE INTEREST" means, with respect to any Distribution Date and each class of Offered Certificates and the Class B-4 and Class B-5 Certificates, an amount equal to the interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of such class of Certificates immediately prior to such Distribution Date, minus such Class' Interest Percentage of shortfalls caused by the Relief Act for such Distribution Date.

         "GROUP 1 BALANCE" means, as of any date of determination, the aggregate Principal Balance of the Group 1 Mortgage Loans.

         "GROUP 1 INTEREST REMITTANCE AMOUNT" means, with respect to any Distribution Date, that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group 1 Mortgage Loans or to Compensating Interest paid by the Servicer with respect to the Group 1 Mortgage Loans.

         "GROUP 2 BALANCE" means, as of any date of determination, the aggregate Principal Balance of the Group 2 Mortgage Loans.

         "GROUP 2 INTEREST REMITTANCE AMOUNT" means, with respect to any Distribution Date, that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group 2 Mortgage Loans or to Compensating Interest paid by the Servicer with respect to the Group 2 Mortgage Loans.

         "GROUP BALANCE" means with respect to Loan Group 1 and Loan Group 2, the Group 1 Balance and the Group 2 Balance, respectively.

         "INTEREST ACCRUAL PERIOD" means, with respect to any Distribution Date and the Class AV and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), the period from and including the preceding Distribution Date, or in the case of the first Distribution Date, from the Closing Date, through and including the day prior to the current Distribution Date. With respect to the Class AV and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), all calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and on a 360-day year. With respect to the Class AF Certificates and the Class B-4 and Class B-5 Certificates, the "INTEREST ACCRUAL PERIOD" for any Distribution Date will be from and including the first day of each preceding month, commencing January 1, 2005, to and including the last day of such month, and calculations of interest will be made on the basis of a 360-day year assumed to consist of twelve 30-day months.

         "INTEREST CARRY FORWARD AMOUNT" means, with respect to any class of Offered Certificates or the Class B-4 and Class B-5 Certificates and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest and any Interest Carry Forward Amount for the prior Distribution Date over the amount in respect of interest actually distributed on such class on such prior Distribution Date and (b) (1) with respect to the

Class AV and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), interest on such excess at the applicable Pass-Through Rate on the basis of the actual number of days elapsed since the prior Distribution Date and (2) with respect to the AF Certificates and the Class B-4 and Class B-5 Certificates, 30 days' interest on such excess at the applicable Pass-Through Rate on the basis of a 360-day year consisting of twelve 30-day months.

         "INTEREST PERCENTAGE" means, with respect to any Distribution Date and any class of Certificates, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such Class to the sum of the Accrued Certificate Interest for all classes, in each case with respect to such Distribution Date and without taking into account any shortfalls caused by the Relief Act or other similar state laws for such Distribution Date.

         PRINCIPAL DISTRIBUTIONS

         With respect to each Distribution Date (a) before the Stepdown Date or
(b) with respect to which a Trigger Event is in effect, the Trustee will distribute the Group 1 Principal Distribution Amount and the Group 2 Principal Distribution Amount for such Distribution Date, in the following amounts and order of priority, in each case to the extent of the Group 1 Principal Distribution Amount or the Group 2 Principal Distribution Amount, as applicable, remaining for such Distribution Date:

         (i) the Group 1 Principal Distribution Amount will be distributed:

                  (A) first, to the Class AV Certificates (allocated among the classes of Class AV Certificates in the priority described below), until the Certificate Principal Balance thereof has been reduced to zero; and

                  (B) second, to the Class AF Certificates (allocated among the classes of Class AF Certificates in the priority described below), until the Certificate Principal Balances thereof have been reduced to zero, to the extent not paid pursuant to clause (ii)(A) below;

         (ii) the Group 2 Principal Distribution Amount will be distributed:

                  (A) first, to the Class AF Certificates (allocated among the classes of Class AF Certificates in the priority described below), until the Certificate Principal Balance thereof has been reduced to zero; and

                  (B) second, to the Class AV Certificates (allocated among the classes of Class AV Certificates in the priority described below), until the Certificate Principal Balances thereof have been reduced to zero, to the extent not paid pursuant to clause (i)(A) above;

         (iii) any Group 1 Principal Distribution Amount and Group 2 Principal Distribution Amount remaining undistributed following the distributions pursuant to clauses (i) and (ii) above will be distributed:

                  (A) first, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  (B) second, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  (C) third, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                  (D) fourth, to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  (E) fifth, to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  (F) sixth, to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  (G) seventh, to the Class B-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                  (H) eighth, to the Class B-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

         (iv) the amount, if any, of the Group 1 Principal Distribution Amount and the Group 2 Principal Distribution Amount remaining after application with respect to the priorities set forth above in clauses (i), (ii) and (iii) will constitute part of the "Monthly Excess Cashflow Amount" for such Distribution Date and will be applied as described below under "--Application of Monthly Excess Cashflow Amounts."

         With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Trustee will distribute the Group 1 Principal Distribution Amount and the Group 2 Principal Distribution Amount for such Distribution Date, in the following amounts and order of priority, in each case to the extent of the Group 1 Principal Distribution Amount or the Group 2 Principal Distribution Amount, as applicable, remaining for such Distribution Date:

         (i) the Group 1 Principal Distribution Amount will be distributed:

                  (A) first, to the Class AV Certificates (allocated among the classes of Class AV Certificates in the priority described below), the Class AV Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero; and

                  (B) second, to the Class AF Certificates (allocated among the classes of Class AF Certificates in the priority described below), any remaining Class AV Principal Distribution Amount, until the Certificate Principal Balance of each such Class has been reduced to zero;

         (ii) the Group 2 Principal Distribution Amount will be distributed:

                  (A) first, to the Class AF Certificates (allocated among the classes of Class AF Certificates in the priority described below), the Class AF Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero; and

                  (B) second, to the Class AV Certificates (allocated among the classes of Class AV Certificates in the priority described below), any remaining Class AF Principal Distribution Amount until the Certificate Principal Balance of each such Class has been reduced to zero;

         (iii) any Group 1 Principal Distribution Amount and Group 2 Principal Distribution Amount remaining undistributed following the distributions pursuant to clauses (i) and (ii) above will be distributed:

                  (A) first, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                  (B) second, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                  (C) third, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                  (D) fourth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                  (E) fifth, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                  (F) sixth, to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                  (G) seventh, to the Class B-4 Certificates, the Class B-4 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero; and

                  (H) eighth, to the Class B-5 Certificates, the Class B-5 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero; and

         (iv) the amount, if any, of the Group 1 Principal Distribution Amount and the Group 2 Principal Distribution Amount remaining after application with respect to the priorities set forth above in clauses (i), (ii) and (iii) will constitute part of the "Monthly Excess Cashflow Amount" for such Distribution Date and will be applied as described below under "--Application of Monthly Excess Cashflow Amounts."

         With respect to the Class AV Certificates, all principal distributions will be distributed first, to the Class AV-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero, second, to the Class AV-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero, and third, to the Class AV-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

         With respect to the Class AF Certificates, all principal distributions will be distributed first, to the Class AF-4 Certificates, in an amount equal to the Class AF-4 Principal Distribution Amount and second, sequentially, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

         Notwithstanding anything else contained herein to the contrary, on each Distribution Date on and after the Senior Credit Support Depletion Date, the Group 1 Principal Distribution Amount and Group 2 Principal Distribution Amount will be distributed concurrently to the classes of related Senior Certificates, pro rata, based on the Class Certificate Balances thereof immediately before that Distribution Date.

         For purposes of the foregoing, the following terms will have the respective meanings set forth below.

         The "CERTIFICATE PRINCIPAL BALANCE" with respect to any class of Certificates and any Distribution Date, will equal the principal balance of such class on the date of the initial issuance of the Certificates as reduced, but not below zero, by:

  o all amounts distributed on previous Distribution Dates on such class on account of principal; and

  o with respect to any class of Subordinate Certificates, any Applied Realized Loss Amount for previous Distribution Dates allocated to such class;

         provided, however, that the Certificate Principal Balance of each class of certificates to which Realized Losses have been allocated will be increased, sequentially in the order of payment priority, by the amount of Subsequent Recoveries distributed as principal to any class of certificates in the related certificate group, but not by more than the amount of Applied Realized Loss Amounts previously allocated to reduce the Certificate Principal Balance of such class of certificates. After such allocation, a corresponding decrease will be made on such distribution date to the Unpaid Realized Loss Amount for any class that had its Certificate Principal Balance increased by such allocation of Subsequent Recoveries. Although Subsequent Recoveries, if any, will be allocated to increase the Certificate Principal Balance of a class of Subordinated Certificates, as described above, such Subsequent Recoveries will be included in the Principal Distribution Amount and will be distributed in the priority set forth above under "--Principal Distributions," and therefore such Subsequent Recoveries are unlikely to be used to make any principal payments on the class or classes of certificates for which the Certificate Principal Balances have been increased by allocation of Subsequent Recoveries as described above. Additionally, holders of such certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Certificate Principal Balance for any interest accrual period preceding the distribution date on which such increase occurs.

         "CLASS AF PRINCIPAL ALLOCATION PERCENTAGE" means, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the Group 2 Principal Remittance Amount for such Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

         "CLASS AF PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the product of (1) the Class AF Principal Allocation Percentage and (2) the excess of (x) the Certificate Principal Balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 57.10% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and
(ii) the Pool Balance on the Cut-off Date.

         "CLASS AF-4 PRINCIPAL DISTRIBUTION AMOUNT" means with respect to any Distribution Date, the product of (x) the percentage equivalent of a fraction, the numerator of which is (A) the Certificate Principal Balance of the Class AF-4 Certificates immediately prior to such Distribution Date, and the denominator of which is (B) the Certificate Principal Balance of the Class AF Certificates immediately prior to such Distribution Date, (y) the principal allocable to the Class AF Certificates for such Distribution Date, and (z) the applicable percentage for the Distribution Date set forth in the following table.

          --------------------------------------------- -----------------------
                 DISTRIBUTION DATE OCCURRING IN              PERCENTAGE
          --------------------------------------------- -----------------------
          February 2005 through January 2008                       0%
          --------------------------------------------- -----------------------
          February 2008 through January 2010                      45%
          --------------------------------------------- -----------------------
          February 2010 through January 2011                      80%
          --------------------------------------------- -----------------------
          February 2011 through January 2012                     100%
          --------------------------------------------- -----------------------
          February 2012 and thereafter                           300%
          --------------------------------------------- -----------------------

         "CLASS AV PRINCIPAL ALLOCATION PERCENTAGE" means, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the Group 1 Principal Remittance Amount for such Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

         "CLASS AV PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the product of (1) the Class AV Principal Allocation Percentage and (2) the excess of (x) the Certificate Principal Balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 57.10% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and
(ii) the Pool Balance on the Cut-off Date.

         "CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balances of the B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.10% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

         "CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution
Date) and (vi) the Certificate Principal Balances of the B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.60% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and
(ii) the Pool Balance on the Cut-off Date.

         "CLASS B-3 PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balances of the B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.90% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

         "CLASS B-4 PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (viii) the Certificate Principal Balances of the B-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.60% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

         "CLASS B-5 PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date) and (ix) the Certificate Principal Balances of the B-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.60% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

         "CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 70.20% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

         "CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date) and (iii) the Certificate Principal Balances of the M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 80.30% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and
(ii) the Pool Balance on the Cut-off Date.

         "CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balances of the M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.40% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

         "EXTRA PRINCIPAL DISTRIBUTION AMOUNT" means, as of any Distribution Date, the lesser of (x) the Monthly Excess Cashflow Amount for such Distribution Date and (y) the Overcollateralization Deficiency for such Distribution Date.

         "GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of (i) (x) the Group 1 Principal Remittance Amount for such Distribution Date minus (y) the amount of any Overcollateralization Release Amount for such Distribution Date multiplied by the Class AV Principal Allocation Percentage for such Distribution Date, and (ii) the Extra Principal Distribution Amount for such Distribution Date multiplied by the Class AV Principal Allocation Percentage for such Distribution Date.

         "GROUP 1 PRINCIPAL REMITTANCE AMOUNT" means, with respect to any Distribution Date, the amount equal to the sum (less, with respect to the Group 1 Mortgage Loans, certain amounts available for reimbursement of Advances and Servicing Advances as described above under "The Pooling and Servicing Agreement--Advances" and certain other reimbursable expenses pursuant to the Pooling and Servicing Agreement) of the following amounts (without duplication) with respect to the Group 1 Mortgage Loans and the immediately preceding Collection Period:

(i) each payment of principal on a Group 1 Mortgage Loan due during such Collection Period and received by the Servicer on or prior to the related Determination Date, including any Advances with respect thereto, (ii) all full and partial principal prepayments received by the Servicer on the Group 1 Mortgage Loans during the related Prepayment Period, (iii) the liquidation proceeds (net of certain expenses) allocable to principal and Subsequent Recoveries actually collected by the Servicer on the Group 1 Mortgage Loans during the related Prepayment Period, (iv) the portion of the Purchase Price allocable to principal of all repurchased Defective Mortgage Loans that are Group 1 Mortgage Loans with respect to such Prepayment Period, (v) any Substitution Adjustments received with respect to Group 1 Mortgage Loans on or prior to the previous Determination Date and not yet distributed, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, that portion of the Termination Price in respect of principal on the Group 1 Mortgage Loans.

         "GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of (i) (x) the Group 2 Principal Remittance Amount for such Distribution Date minus (y) the amount of any Overcollateralization Release Amount for such Distribution Date multiplied by the Class AF Principal Allocation Percentage for such Distribution Date, and (ii) the Extra Principal Distribution Amount for such Distribution Date multiplied by the Class AF Principal Allocation Percentage for such Distribution Date.

         "GROUP 2 PRINCIPAL REMITTANCE AMOUNT" means, with respect to any Distribution Date, the amount equal to the sum (less, with respect to the Group 2 Mortgage Loans, certain amounts available for reimbursement of Advances and Servicing Advances as described above under "The Pooling and Servicing Agreement--Advances" and certain other reimbursable expenses pursuant to the Pooling and Servicing Agreement) of the following amounts (without duplication) with respect to the Group 2 Mortgage Loans and the immediately preceding Collection Period: (i) each payment of principal on a Group 2 Mortgage Loan due during such Collection Period and received by the Servicer on or prior to the related Determination Date, including any Advances with respect thereto, (ii) all full and partial principal prepayments received by the Servicer on the Group 2 Mortgage Loans during the related Prepayment Period, (iii) the liquidation proceeds (net of certain expenses) allocable to principal and Subsequent Recoveries actually collected by the Servicer on the Group 2 Mortgage Loans during the related Prepayment Period, (iv) the portion of the Purchase Price allocable to principal of all repurchased Defective Mortgage Loans that are Group 2 Mortgage Loans with respect to such Prepayment Period, (v) any Substitution Adjustments received with respect to Group 2 Mortgage Loans on or prior to the previous Determination Date and not yet distributed, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, that portion of the Termination Price in respect of principal on the Group 2 Mortgage Loans.

         "OVERCOLLATERALIZATION AMOUNT" means, as of any Distribution Date the excess, if any, of (x) the Pool Balance as of the last day of the immediately preceding Collection Period over (y) the aggregate Certificate Principal Balance of all classes of Offered Certificates and the Class B-4 and Class B-5 Certificates (after taking into account all distributions of principal on such Distribution Date).

         "OVERCOLLATERALIZATION DEFICIENCY" means, as of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

         "OVERCOLLATERALIZATION RELEASE AMOUNT" means, with respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Offered Certificates and the Class B-4 and Class B-5 Certificates on such Distribution Date, over
(ii) the Targeted Overcollateralization Amount for such Distribution Date.

         "PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date, the sum of (i) the Principal Remittance Amount (minus the Overcollateralization Release Amount, if any) and (ii) the Extra Principal Distribution Amount, if any.

         "PRINCIPAL REMITTANCE AMOUNT" means, with respect to any Distribution Date, the sum of the Group 1 Principal Remittance Amount and the Group 2 Principal Remittance Amount.

         "SENIOR CREDIT SUPPORT DEPLETION DATE" means the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates has been reduced to zero.

         "SENIOR ENHANCEMENT PERCENTAGE" for any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinate Certificates and (ii) the Overcollateralization Amount, in each case before taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
(y) the Pool Balance as of the last day of the related Collection Period.

         "SENIOR PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of the Class AV Principal Distribution Amount and the Class AF Principal Distribution Amount for such Distribution Date.

         "SENIOR SPECIFIED ENHANCEMENT PERCENTAGE" on any date of determination thereof means approximately 42.90%.

         "60+ DAY DELINQUENT LOAN" means on any date of determination each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the related Collection Period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date.

         "STEPDOWN DATE" means the earlier to occur of (x) the later to occur of
(A) the Distribution Date in February 2008 and (B) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage, and (y) the Distribution Date on which the aggregate Certificate Principal Balance of the Senior Certificates is reduced to zero.

         "SUBSEQUENT RECOVERIES" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of receipt of such recoveries.

         "TARGETED OVERCOLLATERALIZATION AMOUNT" means as of any Distribution Date, (x) prior to the Stepdown Date, 2.20% of the initial Pool Balance and (y) on and after the Stepdown Date, (A) so long as a Trigger Event is not in effect as of such Distribution Date, the greater of (i) 0.50% of the initial Pool Balance and (ii) 4.40% of the Pool Balance as of the last day of the related Collection Period, or (B) if a Trigger Event is in effect as of such Distribution Date, the Targeted Overcollateralization Amount as of the immediately preceding Distribution Date. The Targeted Overcollateralization Amount will equal zero if Certificate Principal Balances of each of the Offered Certificates and the Class B-4 and Class B-5 Certificates have been reduced to zero.

         A "TRIGGER EVENT" has occurred on a Distribution Date if any of the following conditions exist as of the last day of the preceding Collection
Period: (i) the six-month rolling average of 60+ Day Delinquent Loans equals or exceeds 39.00% of the Senior Enhancement Percentage or (ii) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period (reduced by the aggregate amount of Subsequent Recoveries received through the last day of such Collection Period) divided by the initial Pool Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

                DISTRIBUTION DATE OCCURRING IN                    PERCENTAGE
                ------------------------------                    ----------

                February 2007 through January 2008                  1.80%
                February 2008 through January 2009                  3.25%
                February 2009 through January 2010                  5.25%
                February 2010 through January 2011                  6.75%
                February 2011 through January 2012                  7.50%
                February 2012 and thereafter                        7.70%

         ALLOCATION OF LOSSES

         A "REALIZED LOSS" is:

o as to any Liquidated Mortgage Loan, the unpaid Principal Balance thereof plus accrued and unpaid interest thereon at the Mortgage Interest Rate through the last day of the month of liquidation, less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related Mortgaged Property.

o as to any Mortgage Loan, a Deficient Valuation.

o as to any Mortgage Loan, a reduction in the Principal Balance thereof resulting from a Servicer Modification.

         A "LIQUIDATED MORTGAGE LOAN" is any defaulted Mortgage Loan as to which the Servicer has determined that all amounts which it expects to recover from or on account of such Mortgage Loan have been recovered.

         A Realized Loss may result from the personal bankruptcy of a mortgagor if the bankruptcy court establishes the value of the Mortgaged Property at an amount less than the then outstanding Principal Balance of the Mortgage Loan secured by such Mortgaged Property and reduces the secured debt to such value. In such case, the Trust, as the holder of such Mortgage Loan, would become an unsecured creditor to the extent of the difference between the outstanding Principal Balance of such mortgage loan and such reduced secured debt (such difference, a "DEFICIENT VALUATION").

         If a Mortgage Loan is in default, or if default is reasonably foreseeable, the Servicer may permit a modification of such Mortgage Loan to reduce its Principal Balance and/or extend its term to a term not longer than the latest maturity date of any other Mortgage Loan (any such modification, a "SERVICER MODIFICATION"). Any such principal reduction will constitute a Realized Loss at the time of such reduction. An extension of the term will not result in a Realized Loss unless coupled with a principal reduction.

         A Deficient Valuation or a Servicer Modification on a Mortgage Loan will not result in an Applied Realized Loss Amount until such Mortgage Loan becomes a Liquidated Mortgage Loan. Prior to that time, the allocation of any such Realized Losses will result from the priority of distributions described above.

         Realized Losses will, in effect, be absorbed first by the Class X Certificates (through the application of the Monthly Excess Cashflow Amount to fund such deficiency, as well as through a reduction in the Overcollateralization Amount).

         If, after giving effect to the distribution of the Principal Distribution Amount on any Distribution Date the aggregate Certificate Principal Balance of the Offered Certificates and the Class B-4 and Class B-5 Certificates exceeds the Pool Balance as of the end of the related Collection Period, such excess will be allocated against the Class B-5, Class B-4, Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates, in that order, until the respective Certificate Principal Balances thereof are reduced to zero. Any allocation of such excess in reduction of a Certificate Principal Balance is referred to as an "APPLIED REALIZED LOSS AMOUNT." No such excess will be allocated against the Senior Certificates. Any such reduction of a Certificate Principal Balance will not be reversed or reinstated. However, on future Distribution Dates, Certificateholders of the related class may receive amounts in respect of prior reductions in the related Certificate Principal Balances as described below. Such subsequent payments will be applied in the reverse of the order set forth above.

         APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS

         The weighted average Net Mortgage Interest Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the Certificates, thus generating certain excess interest collections which, in the absence of losses, will not be necessary to fund interest distributions on the Certificates. This excess interest for a Collection Period is the "MONTHLY EXCESS INTEREST AMOUNT."

         The "NET MORTGAGE INTEREST RATE" for each Mortgage Loan is the applicable Mortgage Interest Rate less the sum of (i) the Servicing Fee Rate and
(ii) the rate at which the Trustee Fee accrues.

         The required level of overcollateralization for any Distribution Date is the Targeted Overcollateralization Amount. On the Closing Date, the Overcollateralization Amount will be approximately $9,018,390.62.

         If Realized Losses not covered by an application of the Monthly Excess Cashflow Amount or absorbed by the Overcollateralization Amount occur, such Realized Losses will result in an Overcollateralization Deficiency (since it will reduce the Pool Balance without giving rise to a corresponding reduction of the aggregate Certificate Principal Balance of the Certificates). The cashflow priorities of the Trust Fund require that, in this situation, an Extra Principal Distribution Amount be paid (subject to the availability of any Monthly Excess Cashflow Amount in subsequent months) for the purpose of re-establishing the Overcollateralization Amount at the then-required Targeted Overcollateralization Amount.

         On and after the Stepdown Date and assuming that a Trigger Event is not in effect, the Targeted Overcollateralization Amount may be permitted to decrease or "step-down." If the Targeted Overcollateralization Amount is permitted to "step-down" on a Distribution Date, the Pooling and Servicing Agreement permits a portion of the Principal Remittance Amount for such Distribution Date not to be passed through as a distribution of principal on the Offered Certificates and Class B-4 and Class B-5 Certificates on such Distribution Date. This has the effect of decelerating the amortization of the Certificates relative to the Pool Balance, thereby reducing the actual level of the Overcollateralization Amount to the new, lower Targeted Overcollateralization Amount. This portion of the Principal Remittance Amount not distributed as principal on the Certificates therefore releases Overcollateralization Release Amounts from the Trust Fund.

         On any Distribution Date, the sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and any portion of the Principal Distribution Amount (without duplication) remaining after principal distributions on the Offered Certificates and the Class B-4 and Class B-5 Certificates is the "MONTHLY EXCESS CASHFLOW AMOUNT," which is required to be applied in the following order of priority on such Distribution Date:

                  (i) to the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Extra Principal Distribution Amount for such Distribution Date, payable to such holders as part of the related Principal Distribution Amount as described under "--Principal Distributions" above;

                  (ii) to the Class M-1 Certificates, any remaining Accrued Certificate Interest for such Distribution Date;

                  (iii) to the Class M-1 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (iv) to the Class M-1 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (v) to the Class M-2 Certificates, any remaining Accrued Certificate Interest for such Distribution Date;

                  (vi) to the Class M-2 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (vii) to the Class M-2 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (viii) to the Class M-3 Certificates, any remaining Accrued Certificate Interest for such Distribution Date;

                  (ix) to the Class M-3 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (x) to the Class M-3 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (xi) to the Class B-1 Certificates, any remaining Accrued Certificate Interest for such Distribution Date;

                  (xii) to the Class B-1 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (xiii) to the Class B-1 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (xiv) to the Class B-2 Certificates, any remaining Accrued Certificate Interest for such Distribution Date;

                  (xv) to the Class B-2 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (xvi) to the Class B-2 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (xvii) to the Class B-3 Certificates, any remaining Accrued Certificate Interest for such Distribution Date;

                  (xviii) to the Class B-3 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (xix) to the Class B-3 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (xx) to the Class B-4 Certificates, any remaining Accrued Certificate Interest for such Distribution Date;

                  (xxi) to the Class B-4 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (xxii) to the Class B-4 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (xxiii) to the Class B-5 Certificates, any remaining Accrued Certificate Interest for such Distribution Date;

                  (xxiv) to the Class B-5 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (xxv) to the Class B-5 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (xxvi) to fund the Basis Risk Reserve Fund Deposit; and

                  (xxvii) to fund distributions to the Holders of the Class N, Class X and Residual Certificates, in each case in the amounts specified in the Pooling and Servicing Agreement.

         Any payment of an Unpaid Realized Loss Amount to a class of Certificates will not result in a further reduction to the Certificate Principal Balance of that class.

         "UNPAID REALIZED LOSS AMOUNT" means, with respect to each class of Subordinate Certificates and any Distribution Date, the excess of (x) the cumulative amount of Applied Realized Loss Amounts with respect to such class for all Distribution Dates over (y) the cumulative amount of payments in respect of Unpaid Realized Loss Amounts to such class for all prior Distribution Dates and any increase in the Certificate Principal Balance of that class due to the allocation of Subsequent Recoveries to the Certificate Principal Balance of that class.

         PASS-THROUGH RATES

         Interest for each Distribution Date will accrue on the Class AV and Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) during the related Interest Accrual Period at a per annum rate equal to the lesser of (i) LIBOR plus the applicable certificate margin set forth below (each such rate, a "PASS-THROUGH RATE") and (ii) the applicable Rate Cap for such Distribution Date.

                                                              After the Optional
             Certificate Margin        Termination Date        Termination Date
             ------------------        ----------------        ----------------
           Class AV-1 Margin               0.120%                    0.240%
           Class AV-2 Margin               0.220%                    0.440%
           Class AV-3 Margin               0.340%                    0.680%
           Class M-1 Margin                0.480%                    0.720%
           Class M-2 Margin                0.730%                    1.095%
           Class M-3 Margin                0.830%                    1.245%
           Class B-1 Margin                1.300%                    1.950%
           Class B-2 Margin                1.400%                    2.100%
           Class B-3 Margin                2.300%                    3.450%

         Interest for each Distribution Date will accrue on the Class AF Certificates during the related Interest Accrual Period at a per annum rate equal to the lesser of (i) the rate set forth in the table below (such rate, a "PASS-THROUGH RATE") and (ii) the applicable Rate Cap for such Distribution Date.

                       Rate On and Prior to the        Rate After the Optional
Class                  Optional Termination Date          Termination Date
-----                  -------------------------          ----------------
Class AF-1                       3.686%                         4.186%
Class AF-2                       4.090%                         4.590%
Class AF-3                       4.974%                         5.474%
Class AF-4                       4.615%                         5.115%

         The "RATE CAP" with respect to the Class AV and Class AF Certificates and any Distribution Date is the lesser of (i) the Group Cap for Loan Group 1 and Loan Group 2, respectively, for such Distribution Date and (ii) the Maximum Cap for Loan Group 1 and Loan Group 2, respectively, for such Distribution Date. The Rate Cap with respect to each Class of Subordinate Certificates and any Distribution Date is the lesser of (i) the Subordinate Cap for such Distribution Date and (ii) the Maximum Cap with respect to the Subordinate Certificates for such Distribution Date.

         The "GROUP CAP" for any Loan Group and Distribution Date will be a per annum rate equal to the weighted average Net Mortgage Interest Rate for the Mortgage Loans in such Loan Group (weighted on the basis of the principal balances of the related Mortgage Loans as of the first day of the related Collection Period); such result to be adjusted as necessary to an effective rate reflecting the accrual of interest on an actual/360 basis with respect to the Class AV Certificates and on a 30/360 basis with respect to the Class AF Certificates.

         The "SUBORDINATE CAP" for any Distribution Date will equal the weighted average of the Group Caps (each adjusted as necessary to an effective rate reflecting the accrual of interest on an actual/360 basis) for Loan Group 1 and Loan Group 2 and such Distribution Date (weighted on the basis of the excess of the Group Balance of each such Loan Group as of the first day of the related Collection Period over the Certificate Principal Balance of the Senior Certificates related to such Loan Group on such Distribution Date (prior to all distributions to be made on such Distribution Date)).

         The "MAXIMUM CAP" for any Loan Group, the Senior Certificates and any Distribution Date will be a per annum rate equal to the weighted average Adjusted Net Maximum Mortgage Interest Rate for the Mortgage Loans in such Loan Group (weighted on the basis of the principal balances of the related Mortgage Loans as of the first day of the related Collection Period); such result to be adjusted as necessary to an effective rate reflecting the accrual of interest on an actual/360 basis with respect to the Class AV Certificates and on a 30/360 basis with respect to the Class AF Certificates. The "MAXIMUM CAP" for the Subordinate Certificates and any Distribution Date will equal the weighted average of the Maximum Caps (each adjusted as necessary to an effective rate reflecting the accrual of interest on an actual/360 basis) for Loan Group 1 and Loan Group 2 and such Distribution Date (weighted on the basis of the excess of the Group Balance of each such Loan Group as of the first day of the related Collection Period over the Certificate Principal Balance of the Senior Certificates related to such Loan Group on such Distribution Date (prior to all distributions to be made on such Distribution Date)).

         The "ADJUSTED NET MAXIMUM MORTGAGE INTEREST RATE" for each Mortgage Loan is the applicable Maximum Mortgage Interest Rate (or the applicable Mortgage Interest Rate if such Mortgage Loan is a Fixed-Rate Mortgage Loan) less the sum of (i) the Servicing Fee Rate and (ii) the rate at which the Trustee Fee accrues.

         If on any Distribution Date, the Accrued Certificate Interest for any of the Class AV or the Subordinate Certificates is based on the Rate Cap for such Certificate, the excess of (i) the amount of interest such Certificate would have been entitled to receive on such Distribution Date based on its Pass-Through Rate, over (ii) the amount of interest such Certificate actually received on such Distribution Date based on such Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such Certificate, adjusted as necessary to reflect the accrual of interest on an actual/360 basis with respect to the Class AV and the Subordinate Certificates will be the "NET RATE CARRYOVER AMOUNT." Any Net Rate Carryover Amount will be paid on the same or future Distribution Dates from amounts on deposit in the Basis Risk Reserve Fund.

         CALCULATION OF LIBOR

         LIBOR for the first Distribution Date will be determined on the second business day preceding the Closing Date and for each subsequent Distribution Date will be determined on the second business day prior to the immediately preceding Distribution Date (each such date, a "LIBOR DETERMINATION DATE"). With respect to each Distribution Date, "LIBOR" will equal the interbank offered rate for one-month United States dollar deposits in the London market as quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the related LIBOR Determination Date. "TELERATE PAGE 3750" means the display designated as page 3750 on the Bridge Telerate (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Servicer), the rate will be the Reference Bank Rate. The "REFERENCE BANK RATE" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Servicer) as of 11:00 A.M., London time, on the related LIBOR Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Certificates. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Servicer, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Certificates. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date.

         The establishment of LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Certificates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

         BASIS RISK RESERVE FUND

         The Pooling and Servicing Agreement will establish an account (the "BASIS RISK RESERVE FUND"), which will be held in trust by the Trustee on behalf of the Certificateholders. On the Closing Date, the Seller will deposit $5,000 in the Basis Risk Reserve Fund. The Basis Risk Reserve Fund will not be an asset of any REMIC.

         As described above under "--Application of Monthly Excess Cashflow Amounts," on each Distribution Date, the Trustee will deposit in the Basis Risk Reserve Fund an amount (the "BASIS RISK RESERVE FUND DEPOSIT") equal to the lesser of:

                  (1) the sum of:

                           (a) any Net Rate Carryover Amounts for such
                  Distribution Date, and

                           (b) any other amounts required to be deposited
                  therein pursuant to the Pooling and Servicing Agreement;

                  and

                  (2) any Monthly Excess Cashflow Amount remaining on such Distribution Date following the distributions pursuant to clauses (i) through (xxv) under "--Application of Monthly Excess Cashflow Amounts" above.

         Following such deposit on each Distribution Date, amounts in the Basis Risk Reserve Fund will be available to pay any Net Rate Carryover Amounts in the following order of priority: (i) to pay any unpaid Net Rate Carryover Amount to the Class AV Certificates, and (ii) any remaining amounts in the Basis Risk Reserve Fund will be distributed to the extent of any related unpaid Net Rate Carryover Amounts sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

         The yields to maturity and weighted average lives of the Offered Certificates will depend upon, among other things, the related price at which such Offered Certificates are purchased, the amount and timing of principal payments on the related Mortgage Loans, the allocation of Available Funds to various classes of Offered Certificates, the amount and timing of mortgagor delinquencies and defaults on the related Mortgage Loans, the rate of liquidations and Realized Losses and the allocation of Realized Losses to various classes of Offered Certificates.

         The rate of payment of principal, the aggregate amount of distributions and the yield to maturity of the Offered Certificates will be affected by the rate of defaults on the related Mortgage Loans resulting in Realized Losses, by the severity of these losses and by the timing thereof. If a purchaser of an Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of Realized Losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. The timing of Realized Losses will also affect an investor's actual yield to maturity, even if the average rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the Mortgage Loans. Some of the Mortgage Loans may have a greater than normal risk of future defaults and delinquencies, as compared to newly originated, high quality one- to four-family residential mortgage loans of comparable size and geographic concentration because such Mortgage Loans have in the past defaulted, and in addition, the Bankruptcy Plan Mortgage Loans have been involved in subsequent proceedings under the federal Bankruptcy Code, either as liquidations under Chapter 7 or reorganizations with approved bankruptcy plans under Chapter 11 or Chapter 13. See "The Mortgage Pool--General" in this Prospectus Supplement.

         The rate of principal payments, the aggregate amount of distributions and the yields to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the related Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties or condemnations and repurchases by the Seller or Servicer). Because certain of the Mortgage Loans contain prepayment penalties, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have prepayment penalties. The Mortgage Loans are subject to the "due-on-sale" provisions included therein. See "The Mortgage Pool" in this Prospectus Supplement.

         Unscheduled payments of principal (whether resulting from prepayments, repurchases, liquidations, casualties or condemnations) will result in distributions on the related Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Since the rate of payment of principal on the Mortgage Loans will depend on future events and a variety of other factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such class of Offered Certificates is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Mortgage Loans. Further, an investor should consider the risk that, in the case of any Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield.

         When a mortgagor prepays a mortgage loan in full between its due dates, the mortgagor pays interest on the amount prepaid only to the date of prepayment instead of for the entire month. Also, when a prepayment in part is made on a mortgage loan together with the scheduled payment for a month on or after the related due date, the principal balance of the mortgage loan is reduced by the amount of the prepayment in part as of that due date, but the principal from that mortgage loan is not paid to the holders of certificates until the distribution date in the next month. As a result, one month of interest shortfall accrues on the amount of such principal prepayment in part.

         To reduce the adverse effect on certificateholders from the deficiency in interest payable as a result of a prepayment in full on a mortgage loan between its due dates, the servicer will pay Compensating Interest to the limited extent and in the manner described above under "The Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses."

         To the extent that the amount allocated to pay Compensating Interest is insufficient to cover the deficiency in interest payable as a result of the timing of a principal prepayment in full, or to the extent that there is an interest deficiency from a prepayment in part on a mortgage loan, such remaining deficiency will be covered by excess interest collections on the mortgage loans to the extent available.

         The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the Mortgage Interest Rates on the Mortgage Loans, such Mortgage Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Mortgage Interest Rates on such Mortgage Loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on such Mortgage Loans would generally be expected to decrease. As is the case with the Fixed-Rate Mortgage Loans, the Adjustable-Rate Mortgage Loans may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with adjustable-rate mortgage loans may be inclined to refinance their adjustable-rate mortgage loans with a fixed-rate loan to "lock in" a lower interest rate. The existence of the applicable Periodic Rate Cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. No assurances can be given as to the rate of prepayments on the Mortgage Loans in stable or changing interest rate environments. In addition, the delinquency and loss experience of the Adjustable-Rate Mortgage Loans may differ from that on the Fixed-Rate Mortgage Loans because the amount of the Monthly Payments on the Adjustable-Rate Mortgage Loans are subject to adjustment on each Adjustment Date. In addition, a majority of the Adjustable-Rate Mortgage Loans will not have their initial Adjustment Date for two to five years after the origination thereof (each, a "DELAYED FIRST ADJUSTMENT MORTGAGE LOAN"). The prepayment experience of the Delayed First Adjustment Mortgage Loans may differ from that of the other Adjustable-Rate Mortgage Loans. The Delayed First Adjustment Mortgage Loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the Mortgage Interest Rates on the Delayed First Adjustment Mortgage Loans as borrowers seek to avoid changes in their Monthly Payments.

         The weighted average life and yield to maturity of each class of Certificates will also be influenced by the amount of Monthly Excess Cashflow Amounts generated by the Mortgage Loans and applied in reduction of the Certificate Principal Balances of such Certificates. The level of Monthly Excess Cashflow Amounts available on any Distribution Date to be applied in reduction of the Certificate Principal Balance of the Certificates will be influenced by, among other factors, (i) the overcollateralization level of the Mortgage Loans at such time (i.e., the extent to which interest on the Mortgage Loans is accruing on a higher Principal Balance than the aggregate Certificate Principal Balance of the Certificates); (ii) the delinquency and default experience of the Mortgage Loans; and (iii) the level of the various indices for the Adjustable-Rate Mortgage Loans. To the extent that greater amounts of Monthly Excess Cashflow Amounts are distributed in reduction of the Certificate Principal Balance of a class of Certificates, the weighted average life thereof can be expected to shorten. No assurance can be given as to the amount of Monthly Excess Cashflow Amounts distributed at any time or in the aggregate.

         The Subordinate Certificates are not expected to receive any principal distributions until the Distribution Date in February 2008 at the earliest (unless the aggregate Certificate Principal Balance of the Senior Certificates are reduced to zero prior thereto). As a result, the weighted average lives of the Subordinate Certificates will be longer than would have been the case if principal distributions were to be made on a pro rata basis. The longer weighted average lives may increase the risk that an Applied Realized Loss Amount will be allocated to one or more classes of the Subordinate Certificates.

         ADDITIONAL INFORMATION

         The Depositor has filed certain yield tables and other computational materials with respect to the Offered Certificates with the Commission in a report on Form 8-K and may file certain additional yield tables and other computational materials with respect to one or more classes of Offered Certificates with the Commission in a report on Form 8-K. Such tables and materials were prepared by one or more of the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         WEIGHTED AVERAGE LIVES

         The timing of changes in the rate of principal prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal prepayments is consistent with such investor's expectation. In general, the earlier a principal prepayment on the Mortgage Loans occurs, the greater the effect of such principal prepayment on an investor's yield to maturity. The effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal prepayments.

         The projected weighted average life of any class of Offered Certificates is the average amount of time that will elapse from the Closing Date, until each dollar of principal is scheduled to be repaid to the investors in such class of Offered Certificates. Because it is expected that there will be prepayments and defaults on the Mortgage Loans, the actual weighted average lives of the classes of Offered Certificates are expected to vary substantially from the weighted average remaining terms to stated maturity of the Mortgage Loans as set forth in this Prospectus Supplement under "The Mortgage Pool."

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or assumption. A prepayment rate of 100% of the prepayment assumption used in this Prospectus Supplement (the "PREPAYMENT ASSUMPTION") assumes

         (i) in the case of the Fixed-Rate Mortgage Loans, a prepayment rate of 23% of the Home Equity Prepayment curve ("HEP"). A prepayment rate of 23% HEP assumes a constant prepayment rate ("CPR") of 2.3% per annum in the first month of the life of such mortgage loans and an additional approximately 2.3% per annum (precisely 20.7%/9 per annum) in each month thereafter until the 10th month, and in the 10th month and in each month thereafter assumes 23% CPR per annum during the life of such mortgage loans; and

         (ii) in the case of the Adjustable-Rate Mortgage Loans, 100% of the Prepayment Constant ("PPC"). The PPC assumes a CPR of approximately 2% per annum in the first month of the life of such mortgage loans; an additional approximately 2.5455% (precisely 28%/11) per annum in each month until the 12th month; in the 12th month and in each month thereafter until the 23rd month assumes 30% CPR per annum; and in the 23rd month and in each month thereafter until the 28th month assumes 50% CPR per annum. Beginning in the 28th month and in each month thereafter during the life of such mortgage loans, 100% PPC assumes a CPR of 35%.

         The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

         The tables on pages S-88 through S-100 were prepared on the basis of the assumptions in the following paragraph and the tables set forth below. There may be certain differences between the loan characteristics included in such assumptions and the characteristics of the actual Mortgage Loans. Any such discrepancy may have an effect upon the percentages of original Certificate Principal Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables on pages S-88 through S-100. In addition, since the actual Mortgage Loans in the Trust Fund will have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the Offered Certificates may be made earlier or later than indicated in the tables.

         The percentages and weighted average lives in the tables on pages S-88 through S-100 were determined using the following assumptions collectively (the "STRUCTURING ASSUMPTIONS"): (i) the Mortgage Loans have the characteristics set forth in the table below, (ii) the closing date for the Offered Certificates occurs on February 8, 2005 and the Offered Certificates were sold to investors on such date, (iii) distributions on the Certificates are made on the 25th day of each month regardless of the day on which the Distribution Date actually occurs, commencing in February 2005, in accordance with the allocation of Available Funds set forth above under "Description of the Certificates," (iv) the Mortgage Loans prepay in accordance with the Prepayment Assumptions indicated, (v) prepayments include thirty days' interest thereon, (vi) the Seller is not required to substitute or repurchase any or all of the Mortgage Loans pursuant to the Pooling and Servicing Agreement and no optional termination is exercised, except with respect to the entries identified by the row heading "Weighted Average Life to Call" in the tables below, (vii) the Overcollateralization Target Amount is set initially as specified herein and thereafter decreases as described in the definition thereof, (viii) scheduled payments for all Mortgage Loans are received on the Due Date commencing in February 2005, the principal portion of such payments is computed prior to giving effect to prepayments received in such month and there are no losses or delinquencies with respect to such Mortgage Loans, (ix) all Mortgage Loans prepay at the same rate and all such payments are treated as prepayments in full of individual Mortgage Loans, with no shortfalls in collection of interest, (x) such prepayments are received on the last day of each month commencing in January 2005, (xi) the aggregate of the annualized rates at which the Servicing Fee and the Trustee Fee are calculated is 0.507%, (xii) One-Month LIBOR is at all times equal to 2.53%, (xiii) the Pass-Through Rates for the Offered Certificates are as set forth or described above under "Description of the Certificates--Pass-Through Rates," (xiv) the Mortgage Interest Rate for each Adjustable-Rate Mortgage Loan is adjusted on its next Adjustment Date (and on subsequent Adjustment Dates, if necessary) to equal the sum of (a) the assumed level of the Index and (b) the respective Gross Margin (such sum being subject to the applicable Periodic Rate Caps, Minimum Mortgage Interest Rates and Maximum Mortgage Interest Rates), (xv) with respect to the Adjustable-Rate Mortgage Loans without Minimum Mortgage Interest Rates, the Minimum Mortgage Interest Rates were assumed to be the applicable Gross Margin, (xvi) with respect to the Adjustable-Rate Mortgage Loans, the 1 Year CMT Index is equal to 2.85%; the 3 Year CMT Index is equal to 3.38%; the 10 Year CMT Index is equal to 4.17%; 1 Month LIBOR is equal to 2.53%; 6 Month LIBOR is equal to 2.92%; and 1 Year LIBOR is equal to 3.24%. Nothing contained in the foregoing assumptions should be construed as a representation that the Mortgage Loans will not experience delinquencies or losses, and (xvii) the Certificate Principal Balance of the Class R and Class XR Certificates are $0.

         Based on the foregoing assumptions and assumed mortgage loan characteristics, the tables indicate the projected weighted average lives of each class of Offered Certificates and set forth the percentages of the original Certificate Principal Balance of each such class that would be outstanding after each of the dates shown at the indicated percentages of the Prepayment Assumption.

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                          AMORTIZED    STATED
                          REMAINING   REMAINING                                               NEXT RATE  INITIAL
              MORTGAGE     TERM TO     TERM TO             GROSS      MAXIMUM      MINIMUM    ADJUSTMENT  PERIODIC   PERIODIC
 PRINCIPAL    INTEREST    MATURITY    MATURITY   SEASONING  MARGIN    MORTGAGE     MORTGAGE   DATE        RATE CAP   RATE CAP
BALANCE ($)   RATE (%)    (MONTHS)    (MONTHS)   (MONTHS)    (%)      RATE (%)     RATE (%)    (MONTHS)     (%)        (%)
-----------   --------    --------    --------   --------    ---      --------     --------    --------     ---        ---
6,464,294.98     6.424       257         257        103      4.455     13.580        5.610         6        2.116      1.954
  548,368.78     4.500       344         344         16      2.250     10.000        2.250         8        2.000      2.000
  864,250.00     4.649       332         349         11      3.044     10.565        3.044         9        2.000      2.000
  180,000.00     4.325       324         354          6      3.000     10.325        3.000         6        2.000      2.000
  213,450.18     7.250       246         246        114      2.750     12.875        2.750         6        5.625      2.000
  360,336.62     4.875       339         339         21      2.250      9.875        2.250        99        5.000      2.000
  745,595.10     5.750       240         348         12      1.875     10.750        1.875       108        5.000      1.000
1,498,718.91     9.624       142         142        218      3.279     15.225        3.279        22        0.227      0.000
  289,873.22     5.750       339         339         14      3.500     11.750        3.500        15        2.000      2.000
  202,000.00     6.400       359         359          1      3.000     12.400        3.000        23        3.000      2.000
  348,600.00     5.625       336         356          4      2.875     11.625        2.875        20        3.000      2.000
12,722,465.48    7.970       347         347         13      6.663     14.229        7.918        16        2.504      1.133
  234,383.71     7.707       357         357          3      7.296     13.707        7.707        21        3.000      1.000
  936,512.02     6.871       358         358          2      6.621     12.871        6.871        22        3.000      1.000
1,831,904.96     7.668       351         351          9      6.545     13.834        7.523        15        2.623      1.000
1,322,787.59     7.486       354         354          6      6.821     13.599        7.445        18        2.784      1.062
1,502,973.12     7.561       356         356          4      6.964     13.495        7.503        20        2.874      1.000
4,962,151.66     7.686       346         346         14      5.400     13.651        7.613        10        1.134      1.031
  424,756.03     7.872       348         348         12      6.510     14.366        8.168        12        1.987      1.000
  317,468.49     6.565       357         357          3      6.565     12.565        6.565        21        3.000      1.000
13,969,661.41    6.645       358         358          2      6.380     12.653        6.645        22        3.000      1.000
  910,433.61     8.218       355         355          5      6.779     14.384        8.218        19        2.502      1.000
  397,041.75     7.872       352         352          8      6.139     14.364        7.872        16        3.000      1.246
  451,037.85     6.300       355         355          5      5.750     12.800        6.300        19        3.000      1.000
  179,570.32     8.625       356         356          4      7.625     15.625        8.625        20        3.000      1.000
35,149,987.52    7.839       355         355          5      6.424     13.953        7.604        19        2.831      1.019
  827,542.31     8.333       345         345         15      7.013     14.736        8.376         9        1.978      1.000
  300,395.54     8.500       351         351          9      6.228     14.756        8.500        15        2.025      1.000
2,298,832.72     7.574       345         345         15      5.630     13.608        7.574         9        1.017      1.017
  494,694.64     7.857       357         357          3      7.229     14.044        7.857        21        2.831      1.000
  363,977.31     7.150       356         356          4      6.650     13.650        7.150        20        3.000      1.000
1,407,260.87     7.426       348         348         12      6.024     13.683        7.426        14        2.277      1.026
   97,791.17     7.750       357         357          3      7.500     13.750        7.750        21        3.000      1.000
  761,934.33     6.948       358         358          2      6.698     12.948        6.948        22        3.000      1.000
9,403,934.81     6.902       298         356          4      5.881     13.179        6.806        20        2.930      1.000
1,299,429.96     6.811       300         358          2      6.561     12.811        6.811        22        3.000      1.000
  172,000.00     6.000       300         358          2      5.500     12.000        6.000        22        3.000      1.000
  210,000.00     6.125       300         357          3      5.625     12.125        6.125        21        3.000      1.000
14,318,059.53    6.582       304         357          3      5.888     12.692        6.500        21        3.000      1.000
2,756,669.67     7.104       302         357          3      6.537     13.104        7.104        21        3.000      1.000
2,320,837.48     6.962       302         357          3      6.422     13.309        6.962        21        2.766      1.000
  276,400.00     6.250       300         358          2      5.750     12.250        6.250        22        3.000      1.000
12,777,844.87    6.437       300         358          2      6.183     12.437        6.437        22        3.000      1.000
  340,000.00     6.500       300         358          2      6.000     12.500        6.500        22        3.000      1.000
  798,749.99     6.563       300         357          3      5.828     12.563        6.563        21        3.000      1.000
99,753,030.99    6.594       303         357          3      5.894     12.750        6.478        21        2.974      1.006
  741,699.38     7.131       300         358          2      6.676     13.131        7.131        22        3.000      1.000
  303,330.13     6.250       300         356          4      5.750     12.750        6.250        20        3.000      1.000
  145,600.00     5.450       300         356          4      5.550     12.450        5.450        20        2.000      1.000
  332,500.00     6.720       300         356          4      6.125     13.220        6.720        20        3.000      1.000


                    RATE                      ORIGINAL    ORIGINAL
                 ADJUSTMENT                  PREPAYMENT   INTEREST
 PRINCIPAL       FREQUENCY                      TERM      ONLY TERM
BALANCE ($)       (MONTHS)      ARM INDEX     (MONTHS)    (MONTHS)
-----------       --------      ---------     --------    --------
6,464,294.98          12     CMT_1YR              0           0
  548,368.78          12     LIBOR_1YR            0           0
  864,250.00          12     LIBOR_1YR            0          28
  180,000.00          12     LIBOR_1YR           36          36
  213,450.18          12     CMT_1YR              0           0
  360,336.62          12     LIBOR_1YR            0           0
  745,595.10           6     LIBOR_6MO            0         120
1,498,718.91         120     CMT_10YR             0           0
  289,873.22          12     CMT_1YR              0           0
  202,000.00          12     LIBOR_1YR           36           0
  348,600.00          12     LIBOR_1YR           24          24
12,722,465.48          6     LIBOR_6MO            0           0
  234,383.71           6     LIBOR_6MO           12           0
  936,512.02           6     LIBOR_6MO           12           0
1,831,904.96           6     LIBOR_6MO           11           0
1,322,787.59           6     LIBOR_6MO           24           0
1,502,973.12           6     LIBOR_6MO           24           0
4,962,151.66           6     LIBOR_6MO           24           0
  424,756.03           6     LIBOR_6MO           24           0
  317,468.49           6     LIBOR_6MO           24           0
13,969,661.41          6     LIBOR_6MO           24           0
  910,433.61           6     LIBOR_6MO           24           0
  397,041.75           6     LIBOR_6MO           24           0
  451,037.85           6     LIBOR_6MO           24           0
  179,570.32           6     LIBOR_6MO           24           0
35,149,987.52          6     LIBOR_6MO           24           0
  827,542.31           6     LIBOR_6MO           34           0
  300,395.54           6     LIBOR_6MO           36           0
2,298,832.72           6     LIBOR_6MO           36           0
  494,694.64           6     LIBOR_6MO           36           0
  363,977.31           6     LIBOR_6MO           36           0
1,407,260.87           6     LIBOR_6MO           35           0
   97,791.17           6     LIBOR_6MO           60           0
  761,934.33           6     LIBOR_6MO           60           0
9,403,934.81           6     LIBOR_6MO            0          62
1,299,429.96           6     LIBOR_6MO           12          60
  172,000.00           6     LIBOR_6MO           12          60
  210,000.00           6     LIBOR_6MO           12          60
14,318,059.53          6     LIBOR_6MO           12          56
2,756,669.67           6     LIBOR_6MO           24          58
2,320,837.48           6     LIBOR_6MO           24          58
  276,400.00           6     LIBOR_6MO           24          60
12,777,844.87          6     LIBOR_6MO           24          60
  340,000.00           6     LIBOR_6MO           24          60
  798,749.99           6     LIBOR_6MO           24          60
99,753,030.99          6     LIBOR_6MO           24          57
  741,699.38           6     LIBOR_6MO           36          60
  303,330.13           6     LIBOR_6MO           36          60
  145,600.00           6     LIBOR_6MO           36          60
  332,500.00           6     LIBOR_6MO           36          60

                          AMORTIZED    STATED
                          REMAINING   REMAINING                                               NEXT RATE  INITIAL
              MORTGAGE     TERM TO     TERM TO             GROSS      MAXIMUM      MINIMUM    ADJUSTMENT  PERIODIC   PERIODIC
 PRINCIPAL    INTEREST    MATURITY    MATURITY   SEASONING  MARGIN    MORTGAGE     MORTGAGE   DATE        RATE CAP   RATE CAP
BALANCE ($)   RATE (%)    (MONTHS)    (MONTHS)   (MONTHS)    (%)      RATE (%)     RATE (%)    (MONTHS)     (%)        (%)
-----------   --------    --------    --------   --------    ---      --------     --------    --------     ---        ---
3,817,819.75     6.572       311         357          3      5.625     12.732        5.957        21        2.955      1.015
1,123,700.00     6.516       300         358          2      6.266     12.516        6.516        22        3.000      1.000
1,122,500.00     6.264       300         358          2      6.014     12.264        6.264        22        3.000      1.000
  747,173.69     4.954       303         303         56      2.724     12.650        2.860        12        1.825      1.676
  263,338.54     3.750       344         344         16      2.250      9.750        2.250        20        2.000      2.000
  233,000.00     4.625       324         344         16      2.250     10.625        2.250        20        2.000      2.000
  153,600.00     7.125       240         352          8      3.875     12.125        3.875        28        2.000      2.000
2,028,989.99     7.906       345         345         15      6.178     14.296        7.585        25        2.783      1.042
  300,832.42     8.990       356         356          4      8.050     15.490        8.990        32        3.000      1.000
  224,543.12     7.990       357         357          3      7.990     13.990        7.990        33        3.000      1.000
  435,991.30     7.350       357         357          3      6.750     13.850        7.350        33        3.000      1.000
  388,511.92     6.628       354         354          6      5.347     13.012        6.628        30        3.000      1.000
  528,854.20     6.882       356         356          4      6.498     12.962        6.882        32        2.920      1.000
  402,948.10     7.918       352         352          8      8.491     14.918        8.491        28        3.000      1.000
  301,540.56     7.509       344         344         16      5.383     13.509        7.509        20        3.000      1.000
   65,803.18     8.250       325         325         35      6.000     14.250        8.250         1        3.000      1.000
2,246,360.34     6.848       357         357          3      6.377     12.982        6.848        33        2.924      1.025
  104,073.69     8.400       356         356          4      6.800     14.900        8.400        32        3.000      1.000
  194,627.90     6.125       357         357          3      5.125     12.125        5.125        33        3.000      1.000
4,018,807.15     6.872       355         355          5      6.303     12.891        6.648        31        3.000      1.000
  358,463.77     6.924       300         357          3      6.424     13.426        6.924        33        2.498      1.000
  247,200.00     6.250       300         357          3      5.700     12.750        6.250        33        3.000      1.000
1,021,834.00     7.014       300         356          4      5.899     13.868        7.014        32        2.293      1.000
1,121,972.08     6.477       306         356          4      5.724     12.730        6.477        32        2.620      1.127
  293,900.00     5.894       300         359          1      5.394     11.894        5.894        35        3.000      1.000
  201,400.00     6.100       324         355          5      5.400     12.100        5.400        31        2.000      1.000
1,114,700.00     5.911       300         357          3      5.444     12.341        5.911        33        2.569      1.000
  172,000.00     6.300       300         354          6      5.000     13.300        6.300        30        2.000      1.000
  464,000.00     6.750       300         355          5      5.300     13.750        6.750        31        2.000      1.000
  487,992.50     6.375       300         358          2      5.875     12.375        6.375        34        3.000      1.000
15,092,081.29    6.421       302         356          4      5.508     12.497        6.177        32        3.049      1.078
   84,947.35     5.250       136         136        224      2.750     15.500        2.750        28        2.000      2.000
  123,514.29     6.750       312         312         37      2.750     12.750        2.750        12        2.000      2.000
  317,600.00     5.375       240         348         12      2.875     10.375        2.875        36        5.000      1.000
2,426,024.21     5.439       324         324         36      2.836     10.777        2.836        27        5.000      2.000
  384,441.49     4.290       344         344         16      2.250      9.265        2.250        44        5.000      2.000
   83,715.29     6.875       356         356          4      5.375     12.875        5.375        56        2.000      2.000
2,521,954.09     4.984       252         344         16      2.083      9.984        2.083        44        5.000      2.000
  552,480.77     5.843       240         342         18      2.250     10.843        2.250        42        5.000      2.000
  676,948.98     5.271       340         340         20      2.776     11.200        2.967        41        5.662      1.875
   78,851.84     8.250       339         339         21      6.750     14.250        8.250         3        3.000      1.000
  235,269.65     5.875       357         357          3      5.875     10.875        5.875        57        5.000      1.000
  551,626.40     6.144       357         357          3      4.881     11.473        5.411        57        4.342      1.000
   78,731.34     5.500       347         347         13      2.250     11.500        2.250        47        6.000      2.000
5,210,699.54     4.907       268         343         17      2.580     10.661        2.614        43        4.726      1.258
1,591,200.00     6.632       300         356          4      4.741     12.450        5.465        56        4.080      1.000
  182,400.00     6.990       300         357          3      6.490     12.990        6.990        57        3.000      1.000
2,380,200.00     6.355       300         356          4      5.693     12.585        6.141        56        3.919      1.000
7,083,267.74     6.468       297         357          3      5.804     12.525        6.298        57        3.362      1.028
2,687,217.32     6.336       297         357          3      5.709     12.290        6.023        57        3.264      1.057
1,372,692.51     5.187       336         336         24      2.750     10.187        2.750        60        5.000      2.000
  451,686.77     5.250       276         338         22      2.750     10.250        2.750        62        5.000      2.000


                    RATE                      ORIGINAL    ORIGINAL
                 ADJUSTMENT                  PREPAYMENT   INTEREST
 PRINCIPAL       FREQUENCY                      TERM      ONLY TERM
BALANCE ($)       (MONTHS)      ARM INDEX     (MONTHS)    (MONTHS)
-----------       --------      ---------     --------    --------
3,817,819.75           6     LIBOR_6MO           36          49
1,123,700.00           6     LIBOR_6MO           60          60
1,122,500.00           6     LIBOR_6MO           60          60
  747,173.69          12     CMT_1YR              0           0
  263,338.54          12     LIBOR_1YR            0           0
  233,000.00          12     LIBOR_1YR            0          36
  153,600.00          12     LIBOR_1YR           24         120
2,028,989.99           6     LIBOR_6MO            0           0
  300,832.42           6     LIBOR_6MO           12           0
  224,543.12           6     LIBOR_6MO           24           0
  435,991.30           6     LIBOR_6MO           24           0
  388,511.92           6     LIBOR_6MO           24           0
  528,854.20           6     LIBOR_6MO           36           0
  402,948.10           6     LIBOR_6MO           36           0
  301,540.56           6     LIBOR_6MO           36           0
   65,803.18           6     LIBOR_6MO           36           0
2,246,360.34           6     LIBOR_6MO           36           0
  104,073.69           6     LIBOR_6MO           36           0
  194,627.90           6     LIBOR_6MO           36           0
4,018,807.15           6     LIBOR_6MO           36           0
  358,463.77           6     LIBOR_6MO            0          60
  247,200.00           6     LIBOR_6MO           12          60
1,021,834.00           6     LIBOR_6MO           24          60
1,121,972.08           6     LIBOR_6MO           24          54
  293,900.00           6     LIBOR_6MO           36          60
  201,400.00           6     LIBOR_6MO           36          36
1,114,700.00           6     LIBOR_6MO           36          60
  172,000.00           6     LIBOR_6MO           36          60
  464,000.00           6     LIBOR_6MO           36          60
  487,992.50           6     LIBOR_6MO           36          60
15,092,081.29          6     LIBOR_6MO           36          58
   84,947.35          36     CMT_3YR              0           0
  123,514.29          12     CMT_1YR              0           0
  317,600.00           6     LIBOR_6MO            0         120
2,426,024.21          12     CMT_1YR              0           0
  384,441.49          12     LIBOR_1YR            0           0
   83,715.29          12     LIBOR_1YR           24           0
2,521,954.09          12     LIBOR_1YR            0         108
  552,480.77          12     LIBOR_1YR           36         120
  676,948.98           6     LIBOR_6MO            0           0
   78,851.84           6     LIBOR_6MO           12           0
  235,269.65           6     LIBOR_6MO           36           0
  551,626.40           6     LIBOR_6MO           31           0
   78,731.34           6     LIBOR_6MO           60           0
5,210,699.54           6     LIBOR_6MO            0          92
1,591,200.00           6     LIBOR_6MO           12          60
  182,400.00           6     LIBOR_6MO           24          60
2,380,200.00           6     LIBOR_6MO           24          60
7,083,267.74           6     LIBOR_6MO           36          63
2,687,217.32           6     LIBOR_6MO           60          63
1,372,692.51          12     CMT_1YR              0           0
  451,686.77          12     CMT_1YR              0          84

                          AMORTIZED    STATED
                          REMAINING   REMAINING                                               NEXT RATE    INITIAL
              MORTGAGE     TERM TO     TERM TO              GROSS     MAXIMUM      MINIMUM    ADJUSTMENT  PERIODIC   PERIODIC
 PRINCIPAL    INTEREST    MATURITY    MATURITY   SEASONING  MARGIN    MORTGAGE     MORTGAGE     DATE      RATE CAP   RATE CAP
BALANCE ($)   RATE (%)    (MONTHS)    (MONTHS)   (MONTHS)    (%)      RATE (%)     RATE (%)    (MONTHS)     (%)        (%)
-----------   --------    --------    --------   --------    ---      --------     --------    --------     ---        ---
 1,098,972.58    5.375       240         343         17      1.875     10.375        1.875        67        5.000      2.000
   550,000.00    5.000       240         346         14      2.250     10.000        2.250        70        5.000      1.000
   295,995.01    4.870       276         351          9      2.250      9.875        2.250        75        5.000      1.000
   571,959.53    7.657       127         112        224      1.145     13.009        6.950         8        2.022      2.022
   994,271.52    4.250       240         323         37      2.125     13.000        2.125         2        8.750      0.000
   581,831.02    9.182       261         261         99      5.958     15.847        9.015         4        1.383      1.383
    88,013.64    5.700       358         358          2      5.450     11.700        5.700         4        2.000      1.000
 1,027,777.53    3.698       240         333         27      2.565     11.000        2.565         4        1.000      1.000
   282,000.00    6.500       300         356          4      5.000     12.500        6.500         2        3.000      1.000
 1,920,000.00    6.000       240         356          4      4.240     18.000        4.240         2        3.396      3.396
 1,444,799.98    4.932       303         355          5      3.193     12.227        4.338         5        2.260      2.260
32,061,874.30    7.575       283         283         30        N/A        N/A          N/A       N/A          N/A       N/A
   333,020.08    5.500       354         354          6        N/A        N/A          N/A       N/A          N/A       N/A
   343,747.40    9.084       320         320          4        N/A        N/A          N/A       N/A          N/A       N/A
 2,315,584.93    7.888       325         325          4        N/A        N/A          N/A       N/A          N/A       N/A
   160,465.26   10.000       344         344         16        N/A        N/A          N/A       N/A          N/A       N/A
    89,678.16    6.600       356         356          4        N/A        N/A          N/A       N/A          N/A       N/A
 1,228,266.63    6.751       356         356          4        N/A        N/A          N/A       N/A          N/A       N/A
   123,483.97   10.741       292         292          2        N/A        N/A          N/A       N/A          N/A       N/A
    48,937.83   10.250       357         357          3        N/A        N/A          N/A       N/A          N/A       N/A
   802,693.28    7.543       346         346         14        N/A        N/A          N/A       N/A          N/A       N/A
    19,980.25    9.500       358         358          2        N/A        N/A          N/A       N/A          N/A       N/A
   116,807.76   10.458       238         238          2        N/A        N/A          N/A       N/A          N/A       N/A
 3,983,526.73    9.163       347         347          4        N/A        N/A          N/A       N/A          N/A       N/A
 1,309,286.76    7.981       324         324          5        N/A        N/A          N/A       N/A          N/A       N/A
   731,509.86   10.852       267         267          8        N/A        N/A          N/A       N/A          N/A       N/A
 4,261,002.10    7.792       331         331         15        N/A        N/A          N/A       N/A          N/A       N/A
   288,605.20    8.986       298         298         13        N/A        N/A          N/A       N/A          N/A       N/A
   136,484.50    8.524       316         316          6        N/A        N/A          N/A       N/A          N/A       N/A
 2,675,669.96    8.838       306         306          3        N/A        N/A          N/A       N/A          N/A       N/A
   144,274.48    9.850       346         346         14        N/A        N/A          N/A       N/A          N/A       N/A
    82,947.33    8.050       347         347         13        N/A        N/A          N/A       N/A          N/A       N/A
    31,807.64    9.990       355         355          5        N/A        N/A          N/A       N/A          N/A       N/A
   134,746.33    7.500       348         348         12        N/A        N/A          N/A       N/A          N/A       N/A
   362,905.43   11.207       262         262         14        N/A        N/A          N/A       N/A          N/A       N/A
10,110,879.18    7.458       338         338          9        N/A        N/A          N/A       N/A          N/A       N/A
   134,217.20    7.950       358         358          2        N/A        N/A          N/A       N/A          N/A       N/A
 1,250,626.07    7.056       332         332          3        N/A        N/A          N/A       N/A          N/A       N/A
 1,044,951.41    6.534       348         348         12        N/A        N/A          N/A       N/A          N/A       N/A
   958,136.58    6.078       240         342         18        N/A        N/A          N/A       N/A          N/A       N/A
   387,933.31    6.427       240         357          3        N/A        N/A          N/A       N/A          N/A       N/A
   500,150.00    6.900       269         357          3        N/A        N/A          N/A       N/A          N/A       N/A
   390,000.00    6.095       300         356          4        N/A        N/A          N/A       N/A          N/A       N/A
 8,023,411.81   10.359       354         170          6        N/A        N/A          N/A       N/A          N/A       N/A
    29,976.00   10.490       358         178          2        N/A        N/A          N/A       N/A          N/A       N/A
    21,955.13    8.850       358         178          2        N/A        N/A          N/A       N/A          N/A       N/A
   650,277.69   10.542       357         177          3        N/A        N/A          N/A       N/A          N/A       N/A
    29,900.55    8.750       355         175          5        N/A        N/A          N/A       N/A          N/A       N/A
   809,111.25   11.098       355         175          5        N/A        N/A          N/A       N/A          N/A       N/A
    40,463.63    9.950       358         178          2        N/A        N/A          N/A       N/A          N/A       N/A
   189,826.60   11.106       357         177          3        N/A        N/A          N/A       N/A          N/A       N/A
   476,496.43   11.120       357         177          3        N/A        N/A          N/A       N/A          N/A       N/A



                    RATE                      ORIGINAL    ORIGINAL
                 ADJUSTMENT                  PREPAYMENT   INTEREST
 PRINCIPAL       FREQUENCY                      TERM      ONLY TERM
BALANCE ($)       (MONTHS)      ARM INDEX     (MONTHS)    (MONTHS)
-----------       --------      ---------     --------    --------
 1,098,972.58         12      LIBOR_1YR            0         120
   550,000.00          6      LIBOR_6MO            0         120
   295,995.01          6      LIBOR_6MO           24          84
   571,959.53         12      CMT_1YR              0           0
   994,271.52          1      LIBOR_1MO            0         120
   581,831.02          6      LIBOR_6MO            0           0
    88,013.64          6      LIBOR_6MO           24           0
 1,027,777.53          6      LIBOR_6MO            0         120
   282,000.00          6      LIBOR_6MO           24          60
 1,920,000.00          6      LIBOR_6MO           36         120
 1,444,799.98          6      LIBOR_6MO           36          57
32,061,874.30        N/A            N/A            0           0
   333,020.08        N/A            N/A           12           0
   343,747.40        N/A            N/A           12           0
 2,315,584.93        N/A            N/A           12           0
   160,465.26        N/A            N/A           12           0
    89,678.16        N/A            N/A           12           0
 1,228,266.63        N/A            N/A           12           0
   123,483.97        N/A            N/A           24           0
    48,937.83        N/A            N/A           24           0
   802,693.28        N/A            N/A           24           0
    19,980.25        N/A            N/A           24           0
   116,807.76        N/A            N/A           24           0
 3,983,526.73        N/A            N/A           24           0
 1,309,286.76        N/A            N/A           35           0
   731,509.86        N/A            N/A           36           0
 4,261,002.10        N/A            N/A           36           0
   288,605.20        N/A            N/A           36           0
   136,484.50        N/A            N/A           36           0
 2,675,669.96        N/A            N/A           36           0
   144,274.48        N/A            N/A           36           0
    82,947.33        N/A            N/A           36           0
    31,807.64        N/A            N/A           36           0
   134,746.33        N/A            N/A           36           0
   362,905.43        N/A            N/A           36           0
10,110,879.18        N/A            N/A           36           0
   134,217.20        N/A            N/A           60           0
 1,250,626.07        N/A            N/A           60           0
 1,044,951.41        N/A            N/A           60           0
   958,136.58        N/A            N/A            0         120
   387,933.31        N/A            N/A           36         120
   500,150.00        N/A            N/A           36          91
   390,000.00        N/A            N/A           60          60
 8,023,411.81        N/A            N/A            0           0
    29,976.00        N/A            N/A           12           0
    21,955.13        N/A            N/A           12           0
   650,277.69        N/A            N/A           12           0
    29,900.55        N/A            N/A           12           0
   809,111.25        N/A            N/A           12           0
    40,463.63        N/A            N/A           24           0
   189,826.60        N/A            N/A           24           0
   476,496.43        N/A            N/A           24           0

                          AMORTIZED    STATED
                          REMAINING   REMAINING                                               NEXT RATE    INITIAL
              MORTGAGE     TERM TO     TERM TO              GROSS     MAXIMUM      MINIMUM    ADJUSTMENT  PERIODIC   PERIODIC
 PRINCIPAL    INTEREST    MATURITY    MATURITY   SEASONING  MARGIN    MORTGAGE     MORTGAGE      DATE     RATE CAP   RATE CAP
BALANCE ($)   RATE (%)    (MONTHS)    (MONTHS)   (MONTHS)    (%)      RATE (%)     RATE (%)    (MONTHS)     (%)        (%)
-----------   --------    --------    --------   --------    ---      --------     --------    --------     ---        ---
   22,930.76    10.250       353         173          7      N/A        N/A          N/A         N/A        N/A        N/A
1,551,581.71    10.429       358         178          2      N/A        N/A          N/A         N/A        N/A        N/A
   60,862.84    10.875       354         174          6      N/A        N/A          N/A         N/A        N/A        N/A
   62,483.00    10.250       357         177          3      N/A        N/A          N/A         N/A        N/A        N/A
9,733,627.08    10.351       356         176          4      N/A        N/A          N/A         N/A        N/A        N/A
  119,670.84    10.601       357         177          3      N/A        N/A          N/A         N/A        N/A        N/A
  554,079.78    10.726       356         176          4      N/A        N/A          N/A         N/A        N/A        N/A
   34,453.45     7.990       358         178          2      N/A        N/A          N/A         N/A        N/A        N/A
  781,488.55    11.083       356         176          4      N/A        N/A          N/A         N/A        N/A        N/A
   74,899.33    10.990       358         178          2      N/A        N/A          N/A         N/A        N/A        N/A
   53,161.79    10.990       358         178          2      N/A        N/A          N/A         N/A        N/A        N/A
  207,504.96    10.685       357         177          3      N/A        N/A          N/A         N/A        N/A        N/A
   48,754.03    11.625       357         177          3      N/A        N/A          N/A         N/A        N/A        N/A
2,862,398.17    10.647       356         176          4      N/A        N/A          N/A         N/A        N/A        N/A
   75,907.93    10.472       358         178          2      N/A        N/A          N/A         N/A        N/A        N/A
   29,525.85    11.750       352         172          8      N/A        N/A          N/A         N/A        N/A        N/A
   83,652.65    10.039       354         174          6      N/A        N/A          N/A         N/A        N/A        N/A


                    RATE                      ORIGINAL    ORIGINAL
                 ADJUSTMENT                  PREPAYMENT   INTEREST
 PRINCIPAL       FREQUENCY                      TERM      ONLY TERM
BALANCE ($)       (MONTHS)      ARM INDEX     (MONTHS)    (MONTHS)
-----------       --------      ---------     --------    --------
   22,930.76        N/A            N/A           24           0
1,551,581.71        N/A            N/A           24           0
   60,862.84        N/A            N/A           24           0
   62,483.00        N/A            N/A           24           0
9,733,627.08        N/A            N/A           24           0
  119,670.84        N/A            N/A           36           0
  554,079.78        N/A            N/A           36           0
   34,453.45        N/A            N/A           36           0
  781,488.55        N/A            N/A           36           0
   74,899.33        N/A            N/A           36           0
   53,161.79        N/A            N/A           36           0
  207,504.96        N/A            N/A           36           0
   48,754.03        N/A            N/A           36           0
2,862,398.17        N/A            N/A           36           0
   75,907.93        N/A            N/A           60           0
   29,525.85        N/A            N/A           60           0
   83,652.65        N/A            N/A           60           0

             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                                 CLASS AF-1
                                                             ----------------------------------------------------
                   DISTRIBUTION DATE                         0%         50%         100%        150%         200%
                   -----------------                         --         ---         ----        ----         ----
Initial Percentage..................................         100%        100%        100%        100%         100%
January 25, 2006....................................          98          73          48          23            0
January 25, 2007....................................          95          47           5           0            0
January 25, 2008....................................          92          24           0           0            0
January 25, 2009....................................          89           6           0           0            0
January 25, 2010....................................          86           0           0           0            0
January 25, 2011....................................          82           0           0           0            0
January 25, 2012....................................          79           0           0           0            0
January 25, 2013....................................          76           0           0           0            0
January 25, 2014....................................          72           0           0           0            0
January 25, 2015....................................          69           0           0           0            0
January 25, 2016....................................          64           0           0           0            0
January 25, 2017....................................          60           0           0           0            0
January 25, 2018....................................          54           0           0           0            0
January 25, 2019....................................          49           0           0           0            0
January 25, 2020....................................           0           0           0           0            0
January 25, 2021....................................           0           0           0           0            0
January 25, 2022....................................           0           0           0           0            0
January 25, 2023....................................           0           0           0           0            0
January 25, 2024....................................           0           0           0           0            0
January 25, 2025....................................           0           0           0           0            0
January 25, 2026....................................           0           0           0           0            0
January 25, 2027....................................           0           0           0           0            0
January 25, 2028....................................           0           0           0           0            0
January 25, 2029....................................           0           0           0           0            0
January 25, 2030....................................           0           0           0           0            0
January 25, 2031....................................           0           0           0           0            0
January 25, 2032....................................           0           0           0           0            0
January 25, 2033....................................           0           0           0           0            0
January 25, 2034....................................           0           0           0           0            0
January 25, 2035....................................           0           0           0           0            0

Weighted Avg. Life to Maturity (in years)(2)........       11.14        1.99        1.00        0.65         0.47
Weighted Avg. Life to Call (in years)(2)............       11.14        1.99        1.00        0.65         0.47

--------------
(1)  Rounded to the nearest whole percentage.
(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                                 CLASS AF-2
                                                             ----------------------------------------------------
                   DISTRIBUTION DATE                         0%         50%         100%        150%         200%
                   -----------------                         --         ---         ----        ----         ----
Initial Percentage..................................         100%        100%        100%        100%         100%
January 25, 2006....................................         100         100         100         100           93
January 25, 2007....................................         100         100         100           9            0
January 25, 2008....................................         100         100          20           0            0
January 25, 2009....................................         100         100          20           0            0
January 25, 2010....................................         100          92           4           0            0
January 25, 2011....................................         100          71           0           0            0
January 25, 2012....................................         100          54           0           0            0
January 25, 2013....................................         100          45           0           0            0
January 25, 2014....................................         100          36           0           0            0
January 25, 2015....................................         100          26           0           0            0
January 25, 2016....................................         100          16           0           0            0
January 25, 2017....................................         100           7           0           0            0
January 25, 2018....................................         100           0           0           0            0
January 25, 2019....................................         100           0           0           0            0
January 25, 2020....................................          81           0           0           0            0
January 25, 2021....................................          62           0           0           0            0
January 25, 2022....................................          41           0           0           0            0
January 25, 2023....................................          18           0           0           0            0
January 25, 2024....................................           0           0           0           0            0
January 25, 2025....................................           0           0           0           0            0
January 25, 2026....................................           0           0           0           0            0
January 25, 2027....................................           0           0           0           0            0
January 25, 2028....................................           0           0           0           0            0
January 25, 2029....................................           0           0           0           0            0
January 25, 2030....................................           0           0           0           0            0
January 25, 2031....................................           0           0           0           0            0
January 25, 2032....................................           0           0           0           0            0
January 25, 2033....................................           0           0           0           0            0
January 25, 2034....................................           0           0           0           0            0
January 25, 2035....................................           0           0           0           0            0

Weighted Avg. Life to Maturity (in years)(2)........       16.56        7.99        3.00        1.71         1.21
Weighted Avg. Life to Call (in years)(2)............       16.56        7.98        3.00        1.71         1.21

--------------
(1)  Rounded to the nearest whole percentage.
(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                                 CLASS AF-3
                                                             ----------------------------------------------------
                   DISTRIBUTION DATE                         0%         50%         100%        150%         200%
                   -----------------                         --         ---         ----        ----         ----
Initial Percentage..................................         100%        100%        100%        100%         100%
January 25, 2006....................................         100         100         100         100          100
January 25, 2007....................................         100         100         100         100            0
January 25, 2008....................................         100         100         100           0            0
January 25, 2009....................................         100         100         100           0            0
January 25, 2010....................................         100         100         100           0            0
January 25, 2011....................................         100         100          84           0            0
January 25, 2012....................................         100         100          70           0            0
January 25, 2013....................................         100         100          70           0            0
January 25, 2014....................................         100         100          60           0            0
January 25, 2015....................................         100         100          46           0            0
January 25, 2016....................................         100         100          34           0            0
January 25, 2017....................................         100         100          24           0            0
January 25, 2018....................................         100          98          12           0            0
January 25, 2019....................................         100          89           3           0            0
January 25, 2020....................................         100          64           0           0            0
January 25, 2021....................................         100          58           0           0            0
January 25, 2022....................................         100          54           0           0            0
January 25, 2023....................................         100          49           0           0            0
January 25, 2024....................................          91          42           0           0            0
January 25, 2025....................................          59          33           0           0            0
January 25, 2026....................................          26          25           0           0            0
January 25, 2027....................................           4          15           0           0            0
January 25, 2028....................................           0           5           0           0            0
January 25, 2029....................................           0           0           0           0            0
January 25, 2030....................................           0           0           0           0            0
January 25, 2031....................................           0           0           0           0            0
January 25, 2032....................................           0           0           0           0            0
January 25, 2033....................................           0           0           0           0            0
January 25, 2034....................................           0           0           0           0            0
January 25, 2035....................................           0           0           0           0            0

Weighted Avg. Life to Maturity (in years)(2)........       20.31       17.82        9.54        2.24         1.54
Weighted Avg. Life to Call (in years)(2)............       20.31       12.55        6.04        2.24         1.54

--------------
(1)  Rounded to the nearest whole percentage.
(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                                 CLASS AF-4
                                                             ----------------------------------------------------
                   DISTRIBUTION DATE                         0%         50%         100%        150%         200%
                   -----------------                         --         ---         ----        ----         ----
Initial Percentage..................................         100%        100%        100%        100%         100%
January 25, 2006....................................         100         100         100         100          100
January 25, 2007....................................         100         100         100         100            0
January 25, 2008....................................         100         100         100           0            0
January 25, 2009....................................          99          91         100           0            0
January 25, 2010....................................          98          86          94           0            0
January 25, 2011....................................          97          78          80           0            0
January 25, 2012....................................          94          69          67           0            0
January 25, 2013....................................          87          48          42           0            0
January 25, 2014....................................          79          33          16           0            0
January 25, 2015....................................          71          23           5           0            0
January 25, 2016....................................          63          16           2           0            0
January 25, 2017....................................          55          11           1           0            0
January 25, 2018....................................          47           8           *           0            0
January 25, 2019....................................          39           6           *           0            0
January 25, 2020....................................           1           2           0           0            0
January 25, 2021....................................           1           1           0           0            0
January 25, 2022....................................           *           1           0           0            0
January 25, 2023....................................           *           1           0           0            0
January 25, 2024....................................           *           *           0           0            0
January 25, 2025....................................           *           *           0           0            0
January 25, 2026....................................           *           *           0           0            0
January 25, 2027....................................           *           *           0           0            0
January 25, 2028....................................           0           *           0           0            0
January 25, 2029....................................           0           0           0           0            0
January 25, 2030....................................           0           0           0           0            0
January 25, 2031....................................           0           0           0           0            0
January 25, 2032....................................           0           0           0           0            0
January 25, 2033....................................           0           0           0           0            0
January 25, 2034....................................           0           0           0           0            0
January 25, 2035....................................           0           0           0           0            0

Weighted Avg. Life to Maturity (in years)(2)........       11.77        8.26        7.56        2.40         1.61
Weighted Avg. Life to Call (in years)(2)............       11.77        8.06        5.95        2.40         1.61

--------------
*    Represents less than one-half of one percent.
(1)  Rounded to the nearest whole percentage.
(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                                 CLASS AV-1
                                                             ----------------------------------------------------
                   DISTRIBUTION DATE                         0%         50%         100%        150%         200%
                   -----------------                         --         ---         ----        ----         ----
Initial Percentage..................................         100%        100%        100%        100%         100%
January 25, 2006....................................          99          74          49          23            0
January 25, 2007....................................          98          41           0           0            0
January 25, 2008....................................          98          16           0           0            0
January 25, 2009....................................          97           0           0           0            0
January 25, 2010....................................          95           0           0           0            0
January 25, 2011....................................          93           0           0           0            0
January 25, 2012....................................          90           0           0           0            0
January 25, 2013....................................          87           0           0           0            0
January 25, 2014....................................          84           0           0           0            0
January 25, 2015....................................          80           0           0           0            0
January 25, 2016....................................          77           0           0           0            0
January 25, 2017....................................          72           0           0           0            0
January 25, 2018....................................          68           0           0           0            0
January 25, 2019....................................          63           0           0           0            0
January 25, 2020....................................          58           0           0           0            0
January 25, 2021....................................          52           0           0           0            0
January 25, 2022....................................          46           0           0           0            0
January 25, 2023....................................          39           0           0           0            0
January 25, 2024....................................          32           0           0           0            0
January 25, 2025....................................          24           0           0           0            0
January 25, 2026....................................          15           0           0           0            0
January 25, 2027....................................          10           0           0           0            0
January 25, 2028....................................           3           0           0           0            0
January 25, 2029....................................           0           0           0           0            0
January 25, 2030....................................           0           0           0           0            0
January 25, 2031....................................           0           0           0           0            0
January 25, 2032....................................           0           0           0           0            0
January 25, 2033....................................           0           0           0           0            0
January 25, 2034....................................           0           0           0           0            0
January 25, 2035....................................           0           0           0           0            0

Weighted Avg. Life to Maturity (in years)(2)........       15.31        1.83        1.00        0.69         0.49
Weighted Avg. Life to Call (in years)(2)............       15.31        1.83        1.00        0.69         0.49

--------------
(1)  Rounded to the nearest whole percentage.
(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                                 CLASS AV-2
                                                             ----------------------------------------------------
                   DISTRIBUTION DATE                         0%         50%         100%        150%         200%
                   -----------------                         --         ---         ----        ----         ----
Initial Percentage..................................         100%        100%        100%        100%         100%
January 25, 2006....................................         100         100         100         100           81
January 25, 2007....................................         100         100          85           4            0
January 25, 2008....................................         100         100          22           0            0
January 25, 2009....................................         100          93          22           0            0
January 25, 2010....................................         100          74          13           0            0
January 25, 2011....................................         100          58           3           0            0
January 25, 2012....................................         100          45           0           0            0
January 25, 2013....................................         100          34           0           0            0
January 25, 2014....................................         100          25           0           0            0
January 25, 2015....................................         100          18           0           0            0
January 25, 2016....................................         100          12           0           0            0
January 25, 2017....................................         100           7           0           0            0
January 25, 2018....................................         100           4           0           0            0
January 25, 2019....................................         100           *           0           0            0
January 25, 2020....................................         100           0           0           0            0
January 25, 2021....................................         100           0           0           0            0
January 25, 2022....................................         100           0           0           0            0
January 25, 2023....................................         100           0           0           0            0
January 25, 2024....................................         100           0           0           0            0
January 25, 2025....................................         100           0           0           0            0
January 25, 2026....................................         100           0           0           0            0
January 25, 2027....................................         100           0           0           0            0
January 25, 2028....................................         100           0           0           0            0
January 25, 2029....................................          91           0           0           0            0
January 25, 2030....................................          76           0           0           0            0
January 25, 2031....................................          60           0           0           0            0
January 25, 2032....................................          42           0           0           0            0
January 25, 2033....................................          24           0           0           0            0
January 25, 2034....................................           5           0           0           0            0
January 25, 2035....................................           0           0           0           0            0

Weighted Avg. Life to Maturity (in years)(2)........       26.47        7.22        3.00        1.69         1.22
Weighted Avg. Life to Call (in years)(2)............       26.36        7.18        3.00        1.69         1.22

--------------
*    Represents less than one-half of one percent.
(1)  Rounded to the nearest whole percentage.
(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                                 CLASS AV-3
                                                             ----------------------------------------------------
                   DISTRIBUTION DATE                         0%         50%         100%        150%         200%
                   -----------------                         --         ---         ----        ----         ----
Initial Percentage..................................         100%        100%        100%        100%         100%
January 25, 2006....................................         100         100         100         100          100
January 25, 2007....................................         100         100         100         100            0
January 25, 2008....................................         100         100         100           0            0
January 25, 2009....................................         100         100         100           0            0
January 25, 2010....................................         100         100         100           0            0
January 25, 2011....................................         100         100         100           0            0
January 25, 2012....................................         100         100          61           0            0
January 25, 2013....................................         100         100          10           0            0
January 25, 2014....................................         100         100           0           0            0
January 25, 2015....................................         100         100           0           0            0
January 25, 2016....................................         100         100           0           0            0
January 25, 2017....................................         100         100           0           0            0
January 25, 2018....................................         100         100           0           0            0
January 25, 2019....................................         100         100           0           0            0
January 25, 2020....................................         100          73           0           0            0
January 25, 2021....................................         100          46           0           0            0
January 25, 2022....................................         100          25           0           0            0
January 25, 2023....................................         100           8           0           0            0
January 25, 2024....................................         100           0           0           0            0
January 25, 2025....................................         100           0           0           0            0
January 25, 2026....................................         100           0           0           0            0
January 25, 2027....................................         100           0           0           0            0
January 25, 2028....................................         100           0           0           0            0
January 25, 2029....................................         100           0           0           0            0
January 25, 2030....................................         100           0           0           0            0
January 25, 2031....................................         100           0           0           0            0
January 25, 2032....................................         100           0           0           0            0
January 25, 2033....................................         100           0           0           0            0
January 25, 2034....................................         100           0           0           0            0
January 25, 2035....................................           0           0           0           0            0

Weighted Avg. Life to Maturity (in years)(2)........       29.49       16.01        7.24        2.11         1.54
Weighted Avg. Life to Call (in years)(2)............       28.13       12.55        6.13        2.11         1.54

--------------
(1)  Rounded to the nearest whole percentage.
(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                                  CLASS M-1
                                                             ----------------------------------------------------
                   DISTRIBUTION DATE                         0%         50%         100%        150%         200%
                   -----------------                         --         ---         ----        ----         ----
Initial Percentage..................................         100%        100%        100%        100%         100%
January 25, 2006....................................         100         100         100         100          100
January 25, 2007....................................         100         100         100         100            0
January 25, 2008....................................         100         100         100          90            0
January 25, 2009....................................         100         100          67          89            0
January 25, 2010....................................         100          83          31          50            0
January 25, 2011....................................         100          69          21          28            0
January 25, 2012....................................         100          57          14          16            0
January 25, 2013....................................         100          47          10           6            0
January 25, 2014....................................         100          39           7           1            0
January 25, 2015....................................         100          32           5           0            0
January 25, 2016....................................         100          27           3           0            0
January 25, 2017....................................         100          22           *           0            0
January 25, 2018....................................         100          18           0           0            0
January 25, 2019....................................         100          15           0           0            0
January 25, 2020....................................         100          10           0           0            0
January 25, 2021....................................         100           8           0           0            0
January 25, 2022....................................         100           7           0           0            0
January 25, 2023....................................         100           5           0           0            0
January 25, 2024....................................         100           4           0           0            0
January 25, 2025....................................         100           3           0           0            0
January 25, 2026....................................          99           *           0           0            0
January 25, 2027....................................          89           0           0           0            0
January 25, 2028....................................          79           0           0           0            0
January 25, 2029....................................          69           0           0           0            0
January 25, 2030....................................          58           0           0           0            0
January 25, 2031....................................          47           0           0           0            0
January 25, 2032....................................          35           0           0           0            0
January 25, 2033....................................          22           0           0           0            0
January 25, 2034....................................           9           0           0           0            0
January 25, 2035....................................           0           0           0           0            0

Weighted Avg. Life to Maturity (in years)(2)........       25.55        8.97        5.11        5.26         1.63
Weighted Avg. Life to Call (in years)(2)............       25.40        8.27        4.64        3.59         1.63

--------------
*    Represents less than one-half of one percent.
(1)  Rounded to the nearest whole percentage.
(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                                  CLASS M-2
                                                             ----------------------------------------------------
                   DISTRIBUTION DATE                         0%         50%         100%        150%         200%
                   -----------------                         --         ---         ----        ----         ----
Initial Percentage..................................         100%        100%        100%        100%         100%
January 25, 2006....................................         100         100         100         100          100
January 25, 2007....................................         100         100         100         100           31
January 25, 2008....................................         100         100         100         100           31
January 25, 2009....................................         100         100          45          17           29
January 25, 2010....................................         100          83          31           9           10
January 25, 2011....................................         100          69          21           5            1
January 25, 2012....................................         100          57          14           0            0
January 25, 2013....................................         100          47          10           0            0
January 25, 2014....................................         100          39           7           0            0
January 25, 2015....................................         100          32           4           0            0
January 25, 2016....................................         100          27           *           0            0
January 25, 2017....................................         100          22           0           0            0
January 25, 2018....................................         100          18           0           0            0
January 25, 2019....................................         100          15           0           0            0
January 25, 2020....................................         100          10           0           0            0
January 25, 2021....................................         100           8           0           0            0
January 25, 2022....................................         100           7           0           0            0
January 25, 2023....................................         100           5           0           0            0
January 25, 2024....................................         100           2           0           0            0
January 25, 2025....................................         100           0           0           0            0
January 25, 2026....................................          99           0           0           0            0
January 25, 2027....................................          89           0           0           0            0
January 25, 2028....................................          79           0           0           0            0
January 25, 2029....................................          69           0           0           0            0
January 25, 2030....................................          58           0           0           0            0
January 25, 2031....................................          47           0           0           0            0
January 25, 2032....................................          35           0           0           0            0
January 25, 2033....................................          22           0           0           0            0
January 25, 2034....................................           9           0           0           0            0
January 25, 2035....................................           0           0           0           0            0

Weighted Avg. Life to Maturity (in years)(2)........       25.55        8.92        4.84        3.84         2.59
Weighted Avg. Life to Call (in years)(2)............       25.40        8.27        4.40        3.55         1.66

--------------
*    Represents less than one-half of one percent.
(1)  Rounded to the nearest whole percentage.
(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                                  CLASS M-3
                                                             ----------------------------------------------------
                   DISTRIBUTION DATE                         0%         50%         100%        150%         200%
                   -----------------                         --         ---         ----        ----         ----
Initial Percentage..................................         100%        100%        100%        100%         100%
January 25, 2006....................................         100         100         100         100          100
January 25, 2007....................................         100         100         100         100          100
January 25, 2008....................................         100         100         100         100           99
January 25, 2009....................................         100         100          45          17            0
January 25, 2010....................................         100          83          31           9            0
January 25, 2011....................................         100          69          21           1            0
January 25, 2012....................................         100          57          14           0            0
January 25, 2013....................................         100          47          10           0            0
January 25, 2014....................................         100          39           7           0            0
January 25, 2015....................................         100          32           0           0            0
January 25, 2016....................................         100          27           0           0            0
January 25, 2017....................................         100          22           0           0            0
January 25, 2018....................................         100          18           0           0            0
January 25, 2019....................................         100          15           0           0            0
January 25, 2020....................................         100          10           0           0            0
January 25, 2021....................................         100           8           0           0            0
January 25, 2022....................................         100           7           0           0            0
January 25, 2023....................................         100           2           0           0            0
January 25, 2024....................................         100           0           0           0            0
January 25, 2025....................................         100           0           0           0            0
January 25, 2026....................................          99           0           0           0            0
January 25, 2027....................................          89           0           0           0            0
January 25, 2028....................................          79           0           0           0            0
January 25, 2029....................................          69           0           0           0            0
January 25, 2030....................................          58           0           0           0            0
January 25, 2031....................................          47           0           0           0            0
January 25, 2032....................................          35           0           0           0            0
January 25, 2033....................................          22           0           0           0            0
January 25, 2034....................................           9           0           0           0            0
January 25, 2035....................................           0           0           0           0            0

Weighted Avg. Life to Maturity (in years)(2)........       25.54        8.86        4.72        3.49         3.44
Weighted Avg. Life to Call (in years)(2)............       25.40        8.27        4.33        3.25         1.71

--------------
(1)  Rounded to the nearest whole percentage.
(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                                  CLASS B-1
                                                             ----------------------------------------------------
                   DISTRIBUTION DATE                         0%         50%         100%        150%         200%
                   -----------------                         --         ---         ----        ----         ----
Initial Percentage..................................         100%        100%        100%        100%         100%
January 25, 2006....................................         100         100         100         100          100
January 25, 2007....................................         100         100         100         100          100
January 25, 2008....................................         100         100         100          45            7
January 25, 2009....................................         100         100          45          17            0
January 25, 2010....................................         100          83          31           9            0
January 25, 2011....................................         100          69          21           0            0
January 25, 2012....................................         100          57          14           0            0
January 25, 2013....................................         100          47          10           0            0
January 25, 2014....................................         100          39           6           0            0
January 25, 2015....................................         100          32           0           0            0
January 25, 2016....................................         100          27           0           0            0
January 25, 2017....................................         100          22           0           0            0
January 25, 2018....................................         100          18           0           0            0
January 25, 2019....................................         100          15           0           0            0
January 25, 2020....................................         100          10           0           0            0
January 25, 2021....................................         100           8           0           0            0
January 25, 2022....................................         100           4           0           0            0
January 25, 2023....................................         100           0           0           0            0
January 25, 2024....................................         100           0           0           0            0
January 25, 2025....................................         100           0           0           0            0
January 25, 2026....................................          99           0           0           0            0
January 25, 2027....................................          89           0           0           0            0
January 25, 2028....................................          79           0           0           0            0
January 25, 2029....................................          69           0           0           0            0
January 25, 2030....................................          58           0           0           0            0
January 25, 2031....................................          47           0           0           0            0
January 25, 2032....................................          35           0           0           0            0
January 25, 2033....................................          22           0           0           0            0
January 25, 2034....................................           9           0           0           0            0
January 25, 2035....................................           0           0           0           0            0

Weighted Avg. Life to Maturity (in years)(2)........       25.54        8.82        4.67        3.39         2.76
Weighted Avg. Life to Call (in years)(2)............       25.40        8.27        4.30        3.16         1.71

--------------
(1)  Rounded to the nearest whole percentage.
(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                                  CLASS B-2
                                                             ----------------------------------------------------
                   DISTRIBUTION DATE                         0%         50%         100%        150%         200%
                   -----------------                         --         ---         ----        ----         ----
Initial Percentage..................................         100%        100%        100%        100%         100%
January 25, 2006....................................         100         100         100         100          100
January 25, 2007....................................         100         100         100         100          100
January 25, 2008....................................         100         100         100          30            1
January 25, 2009....................................         100         100          45          17            0
January 25, 2010....................................         100          83          31           9            0
January 25, 2011....................................         100          69          21           0            0
January 25, 2012....................................         100          57          14           0            0
January 25, 2013....................................         100          47          10           0            0
January 25, 2014....................................         100          39           0           0            0
January 25, 2015....................................         100          32           0           0            0
January 25, 2016....................................         100          27           0           0            0
January 25, 2017....................................         100          22           0           0            0
January 25, 2018....................................         100          18           0           0            0
January 25, 2019....................................         100          15           0           0            0
January 25, 2020....................................         100          10           0           0            0
January 25, 2021....................................         100           7           0           0            0
January 25, 2022....................................         100           0           0           0            0
January 25, 2023....................................         100           0           0           0            0
January 25, 2024....................................         100           0           0           0            0
January 25, 2025....................................         100           0           0           0            0
January 25, 2026....................................          99           0           0           0            0
January 25, 2027....................................          89           0           0           0            0
January 25, 2028....................................          79           0           0           0            0
January 25, 2029....................................          69           0           0           0            0
January 25, 2030....................................          58           0           0           0            0
January 25, 2031....................................          47           0           0           0            0
January 25, 2032....................................          35           0           0           0            0
January 25, 2033....................................          22           0           0           0            0
January 25, 2034....................................           9           0           0           0            0
January 25, 2035....................................           0           0           0           0            0

Weighted Avg. Life to Maturity (in years)(2)........       25.53        8.76        4.61        3.29         2.37
Weighted Avg. Life to Call (in years)(2)............       25.40        8.27        4.28        3.09         1.71

--------------
(1)  Rounded to the nearest whole percentage.
(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                                  CLASS B-3
                                                             ----------------------------------------------------
                   DISTRIBUTION DATE                         0%         50%         100%        150%         200%
                   -----------------                         --         ---         ----        ----         ----
Initial Percentage..................................         100%        100%        100%        100%         100%
January 25, 2006....................................         100         100         100         100          100
January 25, 2007....................................         100         100         100         100           64
January 25, 2008....................................         100         100         100          30            0
January 25, 2009....................................         100         100          45          17            0
January 25, 2010....................................         100          83          31           2            0
January 25, 2011....................................         100          69          21           0            0
January 25, 2012....................................         100          57          14           0            0
January 25, 2013....................................         100          47           6           0            0
January 25, 2014....................................         100          39           0           0            0
January 25, 2015....................................         100          32           0           0            0
January 25, 2016....................................         100          27           0           0            0
January 25, 2017....................................         100          22           0           0            0
January 25, 2018....................................         100          18           0           0            0
January 25, 2019....................................         100          15           0           0            0
January 25, 2020....................................         100           8           0           0            0
January 25, 2021....................................         100           0           0           0            0
January 25, 2022....................................         100           0           0           0            0
January 25, 2023....................................         100           0           0           0            0
January 25, 2024....................................         100           0           0           0            0
January 25, 2025....................................         100           0           0           0            0
January 25, 2026....................................          99           0           0           0            0
January 25, 2027....................................          89           0           0           0            0
January 25, 2028....................................          79           0           0           0            0
January 25, 2029....................................          69           0           0           0            0
January 25, 2030....................................          58           0           0           0            0
January 25, 2031....................................          47           0           0           0            0
January 25, 2032....................................          35           0           0           0            0
January 25, 2033....................................          22           0           0           0            0
January 25, 2034....................................           0           0           0           0            0
January 25, 2035....................................           0           0           0           0            0

Weighted Avg. Life to Maturity (in years)(2)........       25.51        8.67        4.54        3.20         2.09
Weighted Avg. Life to Call (in years)(2)............       25.40        8.27        4.26        3.03         1.71

--------------
(1)  Rounded to the nearest whole percentage.
(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

FINAL SCHEDULED DISTRIBUTION DATES

         The Final Scheduled Distribution Date of each class of Offered Certificates is set forth under "Summary of Prospectus Supplement" in this Prospectus Supplement. The Final Scheduled Distribution Date for such Certificates is the distribution date one month after the last due date of the latest maturing Mortgage Loan. Since the rate of distributions in reduction of the Certificate Principal Balance of each class of Offered Certificates will depend on the rate of payment (including prepayments) of the Mortgage Loans, the Certificate Principal Balance of any such class could be reduced to zero significantly earlier or later than the Final Scheduled Distribution Date. The rate of payments on the Mortgage Loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the Mortgage Loans.

                                 USE OF PROCEEDS

         The Depositor will apply the net proceeds of the sale of the Offered Certificates to the purchase price of the Mortgage Loans transferred to the Trust Fund. See "Method of Distribution" in this Prospectus Supplement.

                CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following summary of certain United States federal income tax consequences of the purchase, ownership and disposition of the Offered Certificates by a United States person is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change (including changes in effective dates) or possible differing interpretations. It deals only with Certificates held as capital assets and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, regulated investment companies, dealers in securities or currencies, persons holding Certificates as a hedge against currency risks or as a position in a "straddle" for tax purposes, or persons whose functional currency is not the U.S. dollar. It also does not deal with holders other than original purchasers (except where otherwise specifically noted). Persons considering the purchase of the Certificates should consult their own tax advisors concerning the application of United States federal income tax laws to their particular situations as well as any consequences of the purchase, ownership and disposition of the Certificates arising under the laws of any other taxing jurisdiction.

         GENERAL

         The Pooling and Servicing Agreement provides that the Trust Fund will comprise multiple REMICs organized in a tiered REMIC structure consisting of one or more lower tier REMICs (each, a "LOWER TIER REMIC") and an upper tier REMIC (the "MASTER REMIC"). Each Lower Tier REMIC will issue uncertificated regular interests and those interests will be held entirely by a REMIC above it in the tiered structure. Each of the Lower Tier REMICs and the Master REMIC will designate a single class of interests as the residual interest in that REMIC. Elections will be made to treat each Lower Tier REMIC and the Master REMIC as a REMIC for federal income tax purposes. Each class of Offered Certificates will represent beneficial ownership of the corresponding class of regular interests issued by the Master REMIC.

         Upon the issuance of the Offered Certificates, Sidley Austin Brown & Wood LLP will deliver its opinion to the effect that, assuming compliance with the Pooling and Servicing Agreement, for federal income tax purposes, each Lower Tier REMIC and the Master REMIC will qualify as a REMIC within the meaning of
Section 860D of the Internal Revenue Code of 1986, as amended (the "CODE").

TAXATION OF THE CERTIFICATEHOLDERS

         For federal income tax purposes, the Basis Risk Reserve Fund will be treated as an "outside reserve fund" that is beneficially owned by the Class N and Class X Certificateholders. The rights of the holders of the Offered Certificates to receive payments from the Basis Risk Reserve Fund for federal income tax purposes are contractual rights that are separate from their regular interests within the meaning of Treasury regulations Section 1.860G-2(i). The following discussion assumes that the right of the holders of the Offered Certificates to receive payments from the Basis Risk Reserve Fund will be treated as an interest rate cap agreement rather than as an interest in a partnership for federal income tax purposes. Prospective investors in the Offered Certificates should consult their tax advisors regarding their appropriate tax treatment.

         A holder of an Offered Certificate will be treated for federal income tax purposes as owning a regular interest in the Master REMIC. The Offered Certificates will also represent beneficial ownership of an interest in a limited recourse interest rate cap contract (the "CAP CONTRACT"). A holder of an Offered Certificate must allocate its purchase price for such certificate between two components - the REMIC regular interest component and the Cap Contract component. For information reporting purposes, the trustee will assume that, with respect to any Offered Certificates, the Cap Contract component will have an insubstantial value relative to the value of the regular interest component. The IRS could, however, argue that the Cap Contract component has a greater than de minimis value, and if that argument were to be sustained, the regular interest component could be viewed as having been issued with original issue discount ("OID") (which could cause the total amount of discount to exceed a statutorily defined de minimis amount).

TAXATION OF REGULAR INTERESTS

         For federal income tax reporting purposes, the Offered Certificates may be treated as having been issued with OID. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, premium and market discount, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at 23% HEP with respect to the Fixed-Rate Mortgage Loans and 100% PPC with respect to the Adjustable-Rate Mortgage Loans. No representation is made that the Mortgage Loans will prepay at such rate or at any other rate. See "Material Federal Income Tax Consequences--REMIC Certificates--C. Regular Certificates--Original Issue Discount and Premium" in the Prospectus.

         Purchasers of the Offered Certificates should be aware that Treasury regulations addressing the treatment of debt instruments issued with OID (the "OID REGULATIONS") do not adequately address certain issues relevant to, or are not applicable to, securities such as the Offered Certificates. Because of the uncertainty concerning the application of Section 1272(a)(6) of the Code to such Certificates, and because the rules of the OID Regulations are limited in their application in ways that could preclude their application to such Certificates even in the absence of Section 1272(a)(6) of the Code, the Internal Revenue Service could assert that the Offered Certificates should be treated as issued with original issue discount or should be governed by the rules applicable to debt instruments having contingent payments or by some other manner not yet set forth in regulations. Prospective purchasers of the Offered Certificates are advised to consult their tax advisors concerning the tax treatment of such Certificates.

         If the method for computing original issue discount described in the prospectus results in a negative amount for any period with respect to a certificateholder, the amount of original issue discount allocable to such period would be zero and such certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such certificates.

         In certain circumstances, the OID Regulations permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of an Offered Certificate may be able to select a method for recognizing original issue discount that differs from that used by the entity identified as the "tax matters person" in the pooling and servicing agreement in preparing reports to the certificateholders and the IRS.

         Certain classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Offered Certificates will be treated as holding a certificate with amortizable bond premium will depend on the portion of the purchase price allocated to the regular interest component of such certificate and the distributions remaining to be made on such components at the time of its acquisition by such certificateholder. Holders of such classes of certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium.

TAXATION OF THE CAP CONTRACT COMPONENT

         As indicated above, a portion of the purchase price paid by a certificateholder to acquire an Offered Certificate will be attributable to the Cap Contract component of such certificate. To the extent rights to receive payments are determined to have a value on the Closing Date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "CAP PREMIUM") paid by the holders of such Certificates. For reporting purposes, the Trust Fund will take the position that the value of the Cap Contact is insubstantial relative to the value of the regular interest component. The IRS could, however, argue that the Cap Contract has a higher (or lower) value, and if that argument were to be sustained, the REMIC regular interests could be viewed as having been issued with either an additional amount of OID or with less premium (or less OID or with more premium).

         The Cap Premium must be amortized over the life of any such certificate, taking into account the declining balance of the related regular interest component. Treasury regulations concerning notional principal contracts provide alternative methods for amortizing the purchase price of any interest rate cap contract. Under one method--the level yield constant interest method--the price paid for an interest rate cap is amortized over the life of the cap as though it were the principal amount of a loan bearing interest at a reasonable rate. Certificateholders are urged to consult their tax advisors concerning the methods that can be employed to amortize the portion of the purchase price paid for the Cap Contract component of an Offered Certificate.

         Any payments made to a holder of an Offered Certificate from the Basis Risk Reserve Fund will be treated as periodic payments on an interest rate cap contract. To the extent the sum of such periodic payments for any year exceed that year's amortized cost of the Cap Contract component, such excess is ordinary income. If for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction. In the case of an individual, such deduction will be subject to the 2-percent floor imposed on miscellaneous itemized deductions imposed under section 68 of the Code. In addition, miscellaneous itemized deductions are not allowed for purposes of computing the alternative minimum tax.

SALE OR DISPOSITION

         Upon the sale, exchange, or other disposition of an Offered Certificate, the certificateholder must allocate the amount realized between the two components of such Certificate based on the relative fair market values of those components at the time of sale. Assuming that an Offered Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of the regular interest component should, subject to the limitation described below, be capital gain or loss. In addition, with respect to an Offered Certificate, gain or loss on the disposition of an interest in the Cap Contract component should be capital gain or loss. Gain attributable to the regular interest component of an Offered Certificate will be treated as ordinary income, however, to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the certificateholder's gross income with respect to the regular interest component had income thereon accrued at a rate equal to 110% of the applicable federal rate as defined in Section 1274(d) of the Code determined as of the date of purchase of such certificate over (ii) the amount actually included in such certificateholder's income.

CLASSIFICATION OF THE OFFERED CERTIFICATES

         For the purpose of this paragraph, any reference to Offered Certificates will be exclusive of the Offered Certificates' rights under the Cap Contract. The Offered Certificates will be treated as assets described in
Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(4)(A) of the Code generally in the same proportion that the assets of the trust would be so treated. In addition, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code generally to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(4)(A) of the Code. See "Material Federal Income Tax Consequences--REMIC Certificates--A. General" in the Prospectus. If more than 95% of the regular interests and income qualify for these treatments, the regular interests generally will qualify for such treatments in their entirety. However, no portion of a Cap Contract or income allocable to a Cap Contract will qualify for such treatment. As a result, the Offered Certificates are not suitable investments for inclusion in another REMIC.

REMIC TAXES AND REPORTING

         It is not anticipated that the Trust Fund will engage in any transactions that would subject it to the prohibited transactions tax as defined in Section 860F(a)(2) of the Code, the contributions tax as defined in Section 860G(d) of the Code or the tax on net income from foreclosure property as defined in Section 860G(c) of the Code. However, in the event that any such tax is imposed on the Trust Fund, such tax will be borne (i) by the Trustee, if the Trustee has breached its obligations with respect to REMIC compliance under the Agreement, (ii) the Servicer, if the Servicer has breached its obligations with respect to REMIC compliance under the Agreement, and (iii) otherwise by the Trust Fund, with a resulting reduction in amounts otherwise distributable to Holders of the Offered Certificates. See "Description of the Securities--General" and "Material Federal Income Tax Consequences--REMIC Certificates--E. Prohibited Transactions and Other Taxes" in the Prospectus.

         The responsibility for filing annual federal information returns and other reports will be borne by the Trustee. See "Material Federal Income Tax Consequences--REMIC Certificates--G. Administrative Matters" in the Prospectus.

         For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Federal Income Tax
Consequences--REMICs" in the Prospectus.

                                   STATE TAXES

         The Depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state. Investors considering an investment in the Offered Certificates should consult their own tax advisors regarding such tax consequences.

         All investors should consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the Offered Certificates.

                              ERISA CONSIDERATIONS

         Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), prohibits "parties in interest" with respect to an employee benefit plan subject to ERISA and/or a plan or other arrangement subject to the excise tax provisions set forth under Section 4975 of the Code (each of the foregoing, an "ERISA PLAN") from engaging in certain transactions involving such ERISA Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving plans described under that Section; ERISA authorizes the imposition of civil penalties for prohibited transactions involving plans not covered under Section 4975 of the Code. Any ERISA Plan fiduciary which proposes to cause an ERISA Plan to acquire any of the Senior Certificates should consult with its counsel with respect to the potential consequences under ERISA and the Code of the ERISA Plan's acquisition and ownership of such Certificates. See "ERISA Considerations" in the Prospectus.

         Certain employee benefit plans, including governmental plans and certain church plans (collectively with ERISA Plans, "PLANS"), are not subject to ERISA's requirements. However, such plans may be subject to the provisions of other applicable federal, state or local law ("SIMILAR LAW") materially similar to the foregoing provisions of ERISA and the Code. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may be subject to the prohibited transaction rules set forth in Section 503 of the Code.

         Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in the Senior Certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans.

         The U.S. Department of Labor has extended to one or more of the Underwriters an administrative exemption (collectively, the "EXEMPTIONS" and each, an "EXEMPTION") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemptions. The Exemptions can apply to certificates in a pass-through trust holding mortgage loans, and the Exemptions may apply to the Senior Certificates.

         Among the conditions that must be satisfied for the Exemptions to apply are the following:

         (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

         (2) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from S&P, Moody's or Fitch (collectively, the "EXEMPTION RATING AGENCIES"), provided the trust does not contain loans with loan-to-value ratios in excess of 100%;

         (3) the trustee must not be an affiliate of any other member of the Restricted Group (as defined below) other than an underwriter;

         (4) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust represents not more than the fair market value of such loans; the sum of all payments made to and retained by each servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

         (5) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

         The trust must also meet the following requirements:

         (i) the corpus of the trust must consist solely of assets of the type that have been included in other investment pools;

         (ii) certificates in such other investment pools must have been rated in one of the four highest generic rating categories by an Exemption Rating Agency for at least one year prior to the Plan's acquisition of certificates; and

         (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of the certificates.

         Moreover, the Exemptions provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust holding receivables as to which the fiduciary (or its affiliate) is an obligor provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested and at least fifty percent (50%) of the interests in the trust are acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust; (iii) a Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of any Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemptions do not apply to Plans sponsored by any Underwriter, the Trustee, any servicer, any obligor with respect to Mortgage Loans included in the Trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust, any provider of credit support to the trust, or any affiliate of such parties (the "RESTRICTED GROUP").

         Notwithstanding the discussion above, special rules apply regarding the Exemptions in the case of certificates backed by pools containing secured loans, which must be residential or home equity loans, with loan-to-value ratios in excess of 100%:

         (a) The rights and interests evidenced by such certificates acquired by Plans cannot be subordinated to the rights and interests evidenced by other certificates of the same trust;

         (b) Such certificates acquired by Plans must have received a rating from an Exemption Rating Agency at the time of such acquisition that is in one of the two highest generic rating categories; and

         (c) Any obligation included in the pool must be secured by collateral whose fair market value on the date of issuance of the securities is equal to at least 80% of the sum of (I) the outstanding principal balance due under the obligation which is included in the pool and (II) the outstanding principal balance of any other obligation of higher priority secured by the same collateral.

         Because the Mortgage Pool contains Mortgage Loans with loan-to-value ratios in excess of 100%, the special rules discussed above will apply to the acquisition of Certificates by Plans. Consequently, the Exemptions will apply to the acquisition and holding by Plans of the Senior Certificates if all conditions of the Exemptions are met.

         Because the characteristics of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates may not meet the requirements of the Exemptions or any other available exemption, the purchase and holding of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates by a Plan may result in prohibited transactions or the imposition of excise taxes or civil penalties. Consequently, transfers of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will not be registered by the Trustee unless the Trustee receives: (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not a Plan, or a person acting on behalf of a Plan or using the assets of a Plan to effect such transfer; (ii) a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60; or (iii) an opinion of counsel satisfactory to the Trustee that the purchase or holding of such Certificate by a Plan, any person acting on behalf of a Plan or using a Plan's assets, will not result in any prohibited transaction under ERISA, the Code or Similar Law and will not subject the Depositor, the Servicer or the Trustee to any obligation in addition to those undertaken in the Pooling and Servicing Agreement. Such representation as described above will be deemed to have been made to the Trustee by a Beneficial Owner's acceptance of a Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 or Class B-3 Certificate in book-entry form. In the event that such representation is violated, or any attempt to transfer to a Plan or person acting on behalf of a Plan or using a Plan's assets is attempted without the opinion of counsel described above, such attempted transfer or acquisition shall be void and of no effect.

         Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of the Exemptions or other exemptions under ERISA, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in any class of Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

         The sale of Offered Certificates to a Plan is in no respect a representation by the issuer or any underwriter of the certificates that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

                                LEGAL INVESTMENT

         The Offered Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), because the Mortgage Pool includes second and third lien Mortgage Loans and Owner-financed Mortgage Loans that were originated by individuals and not by financial institutions or mortgagees approved by the Secretary of Housing and Urban Development.

         There may be restrictions on the ability of certain investors, including depository institutions, either to purchase the Offered Certificates or to purchase Offered Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors. See "Legal Investment Considerations" in the Prospectus.

                             METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement, between the Depositor and J.P. Morgan Securities Inc., an affiliate of the Depositor and Barclays Capital Inc. (the "UNDERWRITERS"), the Underwriters have agreed to purchase, and the Depositor has agreed to sell to the Underwriters, the initial Certificate Principal Balance of the classes Offered Certificates set forth below.

                                    J.P. MORGAN       BARCLAYS CAPITAL
              CLASS               SECURITIES INC.           INC.

    Class AV-1 ..............        $128,944,000      $ 32,236,000
    Class AV-2 ..............          64,997,600        16,249,400
    Class AV-3 ..............           5,098,400         1,274,600
    Class AF-1 ..............          32,184,000         8,046,000
    Class AF-2 ..............          11,296,000         2,824,000
    Class AF-3 ..............           9,226,400         2,306,600
    Class AF-4 ..............           5,856,000         1,464,000
    Class M-1 ...............          21,480,800         5,370,200
    Class M-2 ...............          16,561,600         4,140,400
    Class M-3 ...............           5,083,200         1,270,800
    Class B-1 ...............           4,427,200         1,106,800
    Class B-2 ...............           4,099,200         1,024,800
    Class B-3 ...............           3,771,200           942,800
                                     ------------      ------------
    TOTAL ...................        $320,732,000      $ 80,183,000
                                     ============      ============


         Distribution of the Offered Certificates will be made by the Underwriters from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriters may effect such transactions by selling Offered Certificates to or through dealers and such dealers may receive from the Underwriters, for which it acts as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriters and any dealers that participate with the Underwriters in the distribution of such Offered Certificates may be deemed to be underwriters, and any discounts, commissions or concessions received by them, and any profits on resale of the Offered Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the 1933 Act.

         The Depositor has been advised by the Underwriters that they intend to make a market in the Offered Certificates but have no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue.

         The Depositor has agreed to indemnify the Underwriters against, or make contributions to the Underwriters with respect to, certain liabilities, including liabilities under the Act.

                                  LEGAL MATTERS

         Certain matters relating to the validity of the Offered Certificates and certain tax matters will be passed upon for the Depositor and Underwriters by Sidley Austin Brown & Wood LLP, New York, New York.

                                     RATINGS

         It is a condition to the issuance of the Offered Certificates that the Certificates receive the following ratings from S&P, Moody's, Fitch and DBRS:

            Class       S&P       Moody's     Fitch        DBRS
             AV-1       AAA         Aaa        AAA          AAA
             AV-2       AAA         Aaa        AAA          AAA
             AV-3       AAA         Aaa        AAA          AAA
             AF-1       AAA         Aaa        AAA          AAA
             AF-2       AAA         Aaa        AAA          AAA
             AF-3       AAA         Aaa        AAA          AAA
             AF-4       AAA         Aaa        AAA          AAA
             M-1         AA         Aa2         AA          AA
             M-2         A          A2          A            A
             M-3         A-         A3          A-        A (low)
             B-1        BBB+       Baa1        BBB+     BBB (high)
             B-2        BBB        Baa2        BBB          BBB
             B-3        BBB-       Baa3        BBB-      BBB (low)

         A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood of the payment of any Net Rate Carryover Amount, the frequency of prepayments on the Mortgage Loans, or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to any of the Offered Certificates by the Rating Agencies are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

              INDEX OF DEFINED TERMS

60+ Day Delinquent Loan..........................S-70
Accrued Certificate Interest.....................S-62
Adjustable-Rate Mortgage Loans...................S-23
Adjusted Net Maximum Mortgage Interest Rate......S-75
Adjustment Date..................................S-23
Advance..........................................S-52
Alternative Documentation........................S-47
Applied Realized Loss Amount.....................S-71
Assignment Program...............................S-44
Available Funds..................................S-60
Balloon Loan...............................S-24, S-37
Balloon Payment............................S-24, S-37
Basis Risk Reserve Fund..........................S-76
Basis Risk Reserve Fund Deposit..................S-76
Beneficial Owner.................................S-57
Book-Entry Certificates..........................S-57
Business Day.....................................S-52
Cap Contract.....................................S-99
Cap Premium.....................................S-100
C-BASS...........................................S-48
Certificate Owners...............................S-57
Certificate Principal Balance....................S-65
Certificateholder................................S-57
Certificates.....................................S-56
Class AF Certificates............................S-56
Class AF Principal Allocation Percentage.........S-66
Class AF Principal Distribution Amount...........S-66
Class AF-4 Principal Distribution Amount.........S-66
Class AV Certificates............................S-56
Class AV Principal Allocation Percentage.........S-66
Class AV Principal Distribution Amount...........S-66
Class B Certificates.............................S-56
Class B-1 Principal Distribution Amount..........S-66
Class B-2 Principal Distribution Amount..........S-67
Class B-3 Principal Distribution Amount..........S-67
Class B-4 Principal Distribution Amount..........S-67
Class B-5 Principal Distribution Amount..........S-67
Class M Certificates.............................S-56
Class M-1 Principal Distribution Amount..........S-68
Class M-2 Principal Distribution Amount..........S-68
Class M-3 Principal Distribution Amount..........S-68
Clearstream.......................................S-1
Clearstream Participants.........................S-58
Closing Date.....................................S-50
Code.............................................S-98
Collection Account...............................S-52
Collection Period................................S-61
Compensating Interest............................S-53
Cooperative......................................S-59
CPR..............................................S-79
Custodian........................................S-50
Cut-off Date.....................................S-22
Cut-off Date Principal Balance...................S-22
DBRS..............................................S-7
Defective Mortgage Loans.........................S-52
Deficient Valuation..............................S-71
Definitive Certificate...........................S-57
Delayed First Adjustment Mortgage Loan...........S-78
Delinquent.......................................S-23
Determination Date...............................S-54
Distribution Account.............................S-52
Distribution Date................................S-56
DTC...............................................S-1
Due Date.........................................S-24
Eligible Account.................................S-52
Eligible Substitute Mortgage Loan................S-51
ERISA...........................................S-101
ERISA Plan......................................S-101
Euroclear.........................................S-1
Euroclear Operator...............................S-59
Euroclear Participants...........................S-59
European Depositaries............................S-57
Exemption.......................................S-101
Exemption Rating Agencies.......................S-102
Exemptions......................................S-101
Extra Principal Distribution Amount..............S-68
FHA..............................................S-44
FHA Uninsured Mortgage Loans.....................S-44
Financial Intermediary...........................S-57
Fitch.............................................S-7
Fixed-Rate Mortgage Loans........................S-23
Full Documentation...............................S-47
Global Securities.................................I-1
Gross Margin.....................................S-23
Group 1 Balance..................................S-62
Group 1 Interest Remittance Amount...............S-62
Group 1 Mortgage Loans...........................S-23
Group 1 Principal Distribution Amount............S-68
Group 1 Principal Remittance Amount..............S-68
Group 2 Balance..................................S-62
Group 2 Interest Remittance Amount...............S-62
Group 2 Mortgage Loans...........................S-23
Group 2 Principal Distribution Amount............S-69
Group 2 Principal Remittance Amount..............S-69
Group Balance....................................S-62
Group Cap........................................S-75
HEP..............................................S-79
HUD..............................................S-44
Index............................................S-23
Indirect Participants............................S-57
Initial Rate Cap.................................S-23
Interest Accrual Period..........................S-62
Interest Carry Forward Amount....................S-62
Interest Percentage..............................S-63
LIBOR............................................S-76
LIBOR Determination Date.........................S-76
Limited Documentation............................S-47

Liquidated Mortgage Loan.........................S-71
Loan Group.......................................S-23
Loan Group 1.....................................S-23
Loan Group 2.....................................S-23
Lower Tier REMIC.................................S-98
Master REMIC.....................................S-98
Maximum Cap......................................S-75
Maximum Mortgage Interest Rate...................S-23
Minimum Mortgage Interest Rate...................S-23
Monthly Excess Cashflow Amount...................S-72
Monthly Excess Interest Amount.............S-62, S-72
Monthly Payment..................................S-23
Moody's...........................................S-7
Mortgage.........................................S-24
Mortgage Interest Rate...........................S-24
Mortgage Loan Purchase Agreement.................S-22
Mortgage Loan Schedule...........................S-50
Mortgage Loans...................................S-22
Mortgage Pool....................................S-22
Mortgaged Property...............................S-24
National Housing Act.............................S-44
Net Mortgage Interest Rate.......................S-72
Net Rate Carryover Amount........................S-76
No Documentation.................................S-47
Offered Certificates.............................S-56
OID..............................................S-99
OID Regulations..................................S-99
One Month LIBOR..................................S-44
Optional Termination Date........................S-54
Original Combined Loan-to-Value Ratio............S-28
Overcollateralization Amount.....................S-69
Overcollateralization Deficiency.................S-69
Overcollateralization Release Amount.............S-69
Owner-financed Mortgage Loans....................S-47
Participants.....................................S-57
Pass-Through Rate..........................S-74, S-75
Performing Mortgage Loan.........................S-23
Periodic Rate Cap................................S-23
Plans...........................................S-101
Pool Balance.....................................S-22
Pooling and Servicing Agreement..................S-50
PPC..............................................S-79
Prepayment Assumption............................S-79
Prepayment Interest Shortfall....................S-54
Prepayment Period................................S-61
Principal Balance................................S-22
Principal Distribution Amount....................S-69
Principal Remittance Amount......................S-70
Prospectus........................................S-1
Prospectus Supplement.............................S-1
PTCE 95-60......................................S-103
Purchase Price...................................S-51
Rate Cap.........................................S-75
Realized Loss....................................S-71
Record Date......................................S-57
Reference Bank Rate..............................S-76
Reimbursement Amount.............................S-51
Related Documents................................S-50
Relevant Depositary..............................S-57
Relief Act.......................................S-53
REMIC.............................................S-7
Residual Certificates............................S-56
Restricted Group................................S-102
Rules............................................S-57
S&P...............................................S-7
Seller...........................................S-22
Senior Certificates..............................S-56
Senior Credit Support Depletion Date.............S-70
Senior Enhancement Percentage....................S-70
Senior Lien......................................S-25
Senior Principal Distribution Amount.............S-70
Senior Specified Enhancement Percentage..........S-70
Servicer Modification............................S-71
Servicing Advance................................S-53
Servicing Fee....................................S-53
Servicing Fee Rate...............................S-53
Servicing Rights Pledgee.........................S-54
Similar Law.....................................S-101
Six Month LIBOR..................................S-44
SMMEA...........................................S-103
Stated Documentation.............................S-47
Stepdown Date....................................S-70
Streamlined Documentation........................S-47
Structuring Assumptions..........................S-80
Subordinate Cap..................................S-75
Subordinate Certificates.........................S-56
Subsequent Recoveries............................S-70
Substitution Adjustment..........................S-51
Targeted Overcollateralization Amount............S-70
Telerate Page 3750...............................S-76
Termination Price................................S-55
Terms and Conditions.............................S-59
Trigger Event....................................S-70
Trust.............................................S-1
Trust Fund.......................................S-22
Trustee..........................................S-54
Trustee Fee......................................S-54
U.S. Person.......................................I-3
Underwriters....................................S-104
United States Housing Act........................S-44
Unpaid Realized Loss Amount......................S-74
VA...............................................S-44
VA Mortgage Loans................................S-44

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

                                     ANNEX I

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the Offered Certificates will be offered globally (the "GLOBAL SECURITIES") and will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, Clearstream or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between Clearstream or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream and Euroclear (in such capacity) and as DTC Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no 'lock-up' or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

         Trading between Clearstream and/or Euroclear Participants. Secondary market trading between Clearstream Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading between DTC seller and Clearstream or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of either a 360-day year comprised of 30-day months or the actual number of days in such accrual period and a year assumed to consist of 360 days, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be system and by the clearing system, in accordance with its usual procedures, to the Clearstream Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

         Clearstream Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of either a 360-day year comprised of 30-day months or the actual number of days in such accrual period and a year assumed to consist of 360 days, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Clearstream or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

                  (a) borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system's customary procedures;

                  (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

                  (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Participant or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

         A Beneficial Owner of Global Securities holding securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such Beneficial Owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such Beneficial Owner takes one of the following steps to obtain an exemption or reduced tax rate:

         Exemption for non-U.S. Persons (Form W-8BEN). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change.

         Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W-8BEN). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN.

         Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security or, in the case of a Form W-8ECI filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8BEN and Form W-8ECI are effective until the third succeeding calendar year from the date the form is signed.

         The term "U.S. PERSON" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise) or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

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


Dated February 3, 2005
Prospectus

                           BOND SECURITIZATION, L.L.C.
                            Asset-Backed Certificates
                               Asset-Backed Notes
                               Issuable in series

Bond Securitization, L.L.C., as the depositor, may offer from time to time under this prospectus and a prospectus supplement asset-backed notes and asset-backed certificates which may be sold from time to time in one or more series. Each series of securities will be issued in one or more classes.

The prospectus supplement will set forth the specific assets of the trust and the sellers from whom the assets are acquired. The assets may include:

(a) one or more pools of:

o closed-end and revolving home equity loans and loans the proceeds of which have been applied to the purchase of the related mortgaged property, secured by mortgages primarily on one- to four-family residential properties and properties that include both residential and income-producing non-residential units;

o home improvement installment sales contracts and installment loan agreements which may be unsecured, secured by mortgages primarily on one- to four-family residential properties, or secured by purchase money security interests in the related home improvements;

o manufactured housing installment sales contracts and installment loan agreements secured by either security interests in the manufactured homes or by mortgages on real estate on which the related manufactured homes are located; and

o mortgaged and asset backed securities, referred to in this prospectus as the pooled securities.

(b) all monies due under the above assets, and

(c) funds or accounts established for the trust or one or more forms of enhancement.

The prospectus supplement will state if the trust will make a REMIC or FASIT election for federal income tax purposes.

FOR A DISCUSSION OF RISKS ASSOCIATED WITH AN INVESTMENT IN THE SECURITIES, SEE RISK FACTORS ON PAGE 1.

Neither the SEC nor any state securities commission has approved or disapproved the offered securities or determined if this prospectus is accurate or complete. Making any contrary representation is a criminal offense.

                                TABLE OF CONTENTS

Risk Factors.................................................................1
Description of the Securities................................................5
The Trusts...................................................................8
The Loans....................................................................9
Enhancement.................................................................14
Bond Securitization, L.L.C..................................................17
Servicing of Loans..........................................................17
The Agreements..............................................................26
Legal Aspects of the Loans..................................................38
Legal Aspects of the Pooled Securities......................................53
Use of Proceeds.............................................................54
Federal Income Tax Consequences.............................................54
State Tax Considerations....................................................85
ERISA Considerations........................................................85
Legal Investment............................................................91
Ratings.....................................................................91
Plan of Distribution........................................................91
Legal Matters...............................................................91
Available Information.......................................................92
Incorporation of Documents by Reference.....................................92
Glossary of Defined Terms...................................................93

RISK FACTORS

You should carefully consider the following risk factors prior to any purchase of the securities.

      The Offered Securities Are Not Suitable Investments For All Investors

The offered securities are not a suitable investment if you require a regular or predictable schedule of payments or payment on any specific date. The offered securities are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

     Limited Liquidity May Result in Delays in Liquidations or Lower Returns

There will be no market for the securities of any series prior to its issuance, and there can be no assurance that a secondary market will develop, or if it does develop, that it will provide holders with liquidity of investment or that any market will continue for the life of the securities. One or more underwriters, as specified in the prospectus supplement, may expect to make a secondary market in the securities, but they have no obligation to do so. Absent a secondary market for the securities you may experience a delay if you choose to sell your securities and the price you receive may be less than that which is offered for a comparable liquid security.

            Payments on Securities Are Limited to the Assets of Trust

The securities will be payable solely from the assets of the trust, including, if applicable, any amounts available due to any enhancement. There will be no recourse to the depositor or any other person for any default on the notes or any failure to receive distributions on the certificates. If payments from the assets of the trust become insufficient to make payments on the securities, no other assets would be available for payment of the deficiency and you could experience a loss.

In addition, as specified in the prospectus supplement, trust assets and any funds remaining after making all payments due on the securities and other required payments may be released or remitted to the depositor, the seller, the servicer, the provider of any enhancement or any other entitled person and will not be available for making payments to securityholders.

We refer you to "The Agreements - Assignment of Trust Assets"

                 Enhancement May Be Insufficient to Cover Losses

Although enhancement is intended to reduce the risk of delinquent payments or losses to holders of securities, the amount of the enhancement, if any, will be limited as described in the prospectus supplement. The available enhancement may decline or be depleted before the securities are paid in full, and as a result, you may suffer losses. For example, enhancement may be insufficient in cases of greater than anticipated losses or where the enhancement provider is unable to meet its obligations.

We refer you to "Enhancement"

            Timing and Rate of Prepayments May Result in Lower Yield

The yield to maturity experienced by a holder of securities may be affected by the rate of payment of principal of the trust assets. An investor who purchases a security at a discount may realize a lower yield if prepayments are less than anticipated. Conversely, an investor who purchases a security at a premium may realize a lower yield if prepayments are greater than anticipated. The rate and timing of principal payments of the securities of a series will be affected by a number of factors, including the following:

o the extent of prepayments on the trust assets, which prepayments may be influenced by a variety of factors,

o the manner of allocating principal payments among the classes of securities as specified in the prospectus supplement and

o   the exercise by the entitled party of any right of optional termination.

                  Prepayments may also result from repurchases of trust assets due to material breaches of the depositor's or the seller's warranties.

Since borrowers generally can prepay their loans at any time, the rate and timing of principal payments on the securities are highly uncertain. Generally, when market interest rates increase, borrowers are less likely to prepay their loans. This could result in a slower return of principal to you at a time when you might have been able to reinvest those funds at a higher rate of interest than the rates on your securities. On the other hand, when market interest rates decrease, borrowers are generally more likely to prepay their loans. This could result in a faster return of principal to you at a time when you might not be able to reinvest those funds at an interest rate as high as the rate of your securities.

We refer you to "Description of the Securities--Weighted Average Life of the Securities"

Interest payable on the securities on a distribution date will include all interest accrued during the period specified in the prospectus supplement. In the event interest accrues during the calendar month prior to a distribution date, the effective yield to holders will be reduced from the yield that would otherwise be obtainable if interest payable on the security were to accrue through the day immediately preceding each distribution date, and the effective yield at par to holders will be less than the indicated coupon rate.

We refer you to "Description of the Securities--Payments of Interest"

          Junior Liens May Result in Losses in Foreclosure Proceedings

With respect to mortgages in the trust fund that are junior liens, the proceeds from related liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of the junior mortgage only to the extent that the claims of senior mortgagees have been satisfied in full, including any related foreclosure costs and any prior statutory liens. If the remaining proceeds are insufficient to pay the balance of the junior mortgage and enhancement is not available to cover the losses, then:

o there will be a delay in distributions to you while a deficiency judgment against the borrower is sought; and

o   you may incur a loss if a deficiency judgment cannot be obtained.

A junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or make payments on the senior mortgages in the event the mortgagor is in default. The trust will not have any source of funds to satisfy the senior mortgages or make payments due to the senior mortgagees.

            Decrease in Value of Mortgaged Property Would Disproportionately Affect Junior Lienholders

There are several factors that could adversely affect the value of properties so that the outstanding balance of the related loan, together with any senior financing on the properties, would equal or exceed the value of the properties. Among the factors that could adversely affect the value of the properties are an overall decline in the residential real estate market in the areas in which the properties are located or a decline in the general condition of the properties as a result of failure of borrowers to maintain adequately the properties or of natural disasters or other events that are not necessarily covered by insurance, including earthquakes, floods and civil disturbances such as riots. That type of decline could extinguish the value of a junior interest in property before having any effect on the related senior interest. If a decline in value occurs, the rates of delinquencies, foreclosure and losses on the affected mortgage loans may increase, resulting in losses in the securities.

            Costs for Cleaning Environmentally Contaminated Property May Result in Losses

Under state and federal laws, an environmentally contaminated property may give rise to a lien on the property to assure the costs of cleanup. These laws may also impute liability for cleanup costs to the lender under certain circumstances, even if the environmental damage was caused by a prior owner. Any lien or costs attached to a contaminated property could result in a loss to securityholders.

We refer you to "Legal Aspects of the Loans-Environmental Risks" in this prospectus for more detail

            State and Federal Laws May Limit Ability to Collect on Loans

Federal and state laws regulate interest rates and other charges and require disclosures. In addition, other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the loans. Depending on the provisions of the applicable law and the specific facts involved, violations may limit collections on the loans. In some cases, the borrower may be entitled to a refund of amounts previously paid and recission of the loan and could subject the trust to damages and administrative enforcement.

The home improvement contracts are also subject to federal and state laws which protect a homeowner from defective craftsmanship or incomplete work by a contractor. These laws permit the borrower to withhold payment if the work does not meet the quality and durability standards agreed to by the homeowner and the contractor. These laws may have the effect of subjecting the trust to all claims and defenses which the borrower had against the contractor.

We refer you to "Legal Aspects of the Loans" in this prospectus for more detail

            Rating of the Securities Does Not Assure Payment

It will be a condition to the issuance of the offered securities that they be rated in one of the four highest rating categories by each rating agency identified in the prospectus supplement. The ratings of the securities will be based on, among other things, the adequacy of the value of the trust assets and any enhancement. The rating should not be deemed a recommendation to purchase, hold or sell the securities, particularly since the ratings do not address market price or suitability for an investor. There is no assurance that the ratings will remain in effect over the life of the securities, and they may be lowered or withdrawn.

We refer you to "Ratings" in this prospectus for more detail

            Liquidation Value of Trust Assets May Be Insufficient to Satisfy All Claims Against Trust

There is no assurance that the market value of the trust assets at any time will equal the principal amount of the securities. In addition, under any situation in which the trust assets are required to be sold, the proceeds will be used to cover administrative costs before being used to make payments on the securities. The net proceeds may be insufficient to pay the principal and interest on the securities.

            Distributions and Rights of Investors May Be Adversely Affected by Insolvency of Seller

If the seller were to become insolvent, a receiver or conservator for, or a creditor of, the seller may attempt to reclaim the loans. Even if such an attempt were unsuccessful, it could result in delays in distributions to you.

            Servicer Does Not Monitor Payment of Taxes

Although the mortgage loans may require that each borrower pay all property taxes on the related mortgaged property, the servicer has no obligation to monitor the payment of property taxes. If a borrower is delinquent in paying property taxes, a lien may be placed on the mortgaged property which would be senior in priority to the mortgage securing the related mortgage note. After any tax sale, the delinquent property taxes would be paid first out of any liquidation proceeds, and the remaining funds may be insufficient to satisfy the mortgage loan and any senior mortgage loan.

DESCRIPTION OF THE SECURITIES

            General

The securities will be issued in series. The notes will be issued under an indenture, a form of which has been filed as an exhibit to the registration statement of which this prospectus forms a part. The certificates will be issued under either a pooling and servicing agreement or a trust agreement, forms of which also have been filed as exhibits to the registration statement. A series may consist of both notes and certificates. The term "Agreement" is used in this prospectus to refer to, with respect to a series of certificates, the pooling and servicing agreement or trust agreement, and with respect to a series of notes, the indenture and the servicing agreement, as the context requires.

The following summaries, together with additional summaries under "The Agreements" in this prospectus, describe all of the material provisions in the Agreements common to each series of securities. Where particular provisions or terms used in the Agreements are referred to, the actual provisions are incorporated by reference as part of the summaries.

Each series of securities will consist of one or more classes of securities, one or more of which may be:

o compound interest securities,

o fixed interest securities,

o variable interest securities,

o planned amortization class securities,

o targeted amortization class securities,

o accretion directed securities,

o zero coupon securities,

o principal only securities,

o interest only securities, or

o participation securities.

A series may also include one or more classes of subordinate securities.

The securities of each series will be issued only in fully registered form, without coupons, in the authorized denominations for each class specified in the prospectus supplement. Upon satisfaction of the conditions described in the prospectus supplement, the transfer of the securities may be registered and the securities may be exchanged at the office of the trustee without the payment of any service charge other than any tax or governmental charge payable in connection with the registration of transfer or exchange. One or more classes of a series may be available in book-entry form only.

Payments of principal of and interest on a series of securities will be made on the distribution dates specified in the prospectus supplement. Payments may be made by check or wire transfer as described in the prospectus supplement. The final payments of principal in retirement of each security will be made only upon presentation and surrender of the security at the office of the trustee specified in the prospectus supplement. Notice of the final payment on a security will be mailed to the holder of the security before the distribution date on which the final principal payment on any security is expected to be made to the holder of the security.

Payments on the securities will be made by the trustee, or a paying agent on behalf of the trustee, as specified in the prospectus supplement. Typically, all payments with respect to the trust assets for a series, together with reinvestment income thereon, amounts withdrawn from any reserve fund, and amounts available due to any other enhancement specified in the prospectus supplement will be deposited directly into a separate collection account established by the trustee or the servicer. The amount deposited to the collection account may be net of amounts payable to the servicer and any other person specified in the prospectus supplement. Amounts on deposit in the collection account will be deposited into the distribution account and will be available to make payments on securities of a series on the next distribution date. See "The Trusts--Collection and Distribution Accounts."

            Payments of Interest

The securities entitled to receive interest will bear interest from the date and at the rate per annum specified, or calculated in the method described, in the prospectus supplement. Interest on a class of securities will be payable on the distribution date and in the priority specified in the prospectus supplement. The rate of interest on the securities may be fixed or variable or may change based on changes in the characteristics of the trust assets. Principal only securities will be entitled to either nominal or no interest distributions. Any interest on zero coupon securities that is not paid on a distribution date will accrue and be added to the principal balance.

            Payments of Principal

On each distribution date, principal payments will be made to those securityholders entitled to principal, to the extent set forth in the prospectus supplement. The principal payments will be made in accordance with the prospectus supplement and will be allocated among the respective classes of a series in the manner, at the times and in the priority described in the prospectus supplement.

Interest only securities are entitled to either nominal or no principal distributions. Interest only securities may be assigned a notional amount, but that value will be used primarily for the calculation of interest payments and will not represent the right to receive any distributions allocable to principal.

            Final Scheduled Distribution Date

The final scheduled distribution date with respect to each class of notes is the date by which the principal of the class of notes will be fully paid. With respect to each class of certificates, the final scheduled distribution date will be the date on which the entire aggregate principal balance of the class of certificates is expected to be reduced to zero. These calculations will be based on the assumptions described in the prospectus supplement. The final scheduled distribution date for each class of securities will be specified in the prospectus supplement.

The actual final distribution date of the securities of a series will depend primarily upon the rate of principal payment of the loans and the pooled securities in the trust. Since payments on the trust assets, including prepayments, will be used to make distributions in reduction of the outstanding principal amount of the securities, it is likely that the actual final distribution date of any class will occur earlier, and may occur substantially earlier, than its final scheduled distribution date. Furthermore, with respect to the certificates, as a result of delinquencies, defaults and liquidations of the trust assets in the trust, the actual final distribution date of any certificate may occur later than its final scheduled distribution date. No assurance can be given as to the actual prepayment experience with respect to the trust assets. See "Weighted Average Life of the Securities".

            Special Redemption

If specified in the prospectus supplement, in some cases, one or more classes of securities may be subject to special redemption, in whole or in part, if a determination is made that the amount of interest that will accrue on the trust assets will be less than the amount of interest that will accrue on the securities. In that event, the trustee will redeem the principal amount of securities that will cause the available interest amount to equal the amount of interest that will accrue on the securities outstanding after the redemption.

            Optional Redemption, Purchase of Trust Assets or Securities, Termination of Trust

The depositor or the servicer may, at its option, redeem, in whole or in part, one or more classes of notes or purchase one or more classes of certificates of any series, on any distribution date under the circumstances, if any, specified in the prospectus supplement. Alternatively, if specified in the prospectus supplement, the depositor, the servicer, or another entity designated in the prospectus supplement may, at its option, cause an early termination of a trust by repurchasing all of the trust assets from the trust. Prior notice of the redemption, purchase or termination must be given by the depositor or the trustee. The redemption, purchase or repurchase price will be described in the prospectus supplement. In the event that a REMIC election has been made, the trustee shall receive a satisfactory opinion of counsel that the optional redemption, purchase or termination will be conducted so as to constitute a "qualified liquidation" under Section 860F of the Code.

In addition, the prospectus supplement will describe any other circumstances under which securityholders could be fully paid significantly earlier than if payments or distributions were based solely on the payment experience of the trust assets.

            Weighted Average Life of the Securities

Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of a security will typically be influenced by the rate at which the amount financed under the loans or the loans underlying the pooled securities, as applicable, included in the trust is paid, which may be in the form of scheduled amortization or prepayments.

Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The prospectus supplement will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each class of securities and the percentage of the original principal amount of each class of securities that would be outstanding on specified distribution dates based on the assumptions stated in the prospectus supplement.

There is, however, no assurance that prepayments on the trust assets will conform to any level of any prepayment standard or model specified in the prospectus supplement. The rate of principal prepayments on pools of loans is influenced by a variety of economic, demographic, geographic, legal, tax, social and other factors.

The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. If prevailing interest rates fall significantly below the interest rates on the loans or the loans underlying the pooled securities, such loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by the loans. In addition, the weighted average life of the securities may be affected by the varying interest rates and maturities of the loans or underlying loans. If any loans or underlying loans have actual terms-to-stated maturity of less than those assumed in calculating the final scheduled distribution date of the related securities, one or more classes of the series may be fully paid prior to their respective final scheduled distribution dates, even in the absence of prepayments.

THE TRUSTS

            General

The notes will be secured by the pledge of the assets of the trust, and the certificates will represent interests in the trust assets, or in a group of assets specified in the prospectus supplement. The trust of each series may include the following assets:

o   the loans;

o mortgage and asset backed securities, which are referred to in this prospectus as the pooled securities;

o amounts available from the reinvestment of payments on the trust assets as specified in the prospectus supplement;

o   enhancements, as described under "Enhancement";

o properties that secured a loan but which are acquired by foreclosure or deed in lieu of foreclosure or repossession;

o the amount, if any, initially deposited in the collection account or distribution account for a series as specified in the prospectus supplement.

The securities will be non-recourse obligations of the trust. Typically, the assets of each trust will serve as collateral for only one series of securities. Noteholders may only proceed against that collateral in the case of a default and may not proceed against any assets of the depositor, any of its affiliates or any assets of the trust not pledged to secure the notes.

The loans and pooled securities for a series will be sold by the depositor to the trust. Pooled securities generally will be purchased by the depositor in secondary market transactions, not from the issuer of the securities or an affiliate of the issuer. Loans may be purchased by the depositor in privately negotiated transactions. Loans may be originated by or acquired from an affiliate of the depositor. Loans relating to a series will be serviced by the servicer specified in the prospectus supplement, which may be an affiliate of the depositor.

Prior to the initial offering of the related series of securities, each trust will have no assets or liabilities. No trust is expected to engage in any activities other than acquiring, managing and holding the trust assets and other assets contemplated in this prospectus and in the prospectus supplement and the related proceeds, issuing securities and making payments and distributions thereon and related activities. No trust is expected to have any source of capital other than its assets and any related enhancement. The depositor anticipates that each trust will be organized in either New York or Delaware.

THE LOANS

The term "loans" as used in this prospectus includes mortgage loans, which may be closed-end home equity loans, revolving credit line home equity loans - also called home equity lines of credit or "HELOCs"- and mortgage loans the proceeds of which have been applied to the purchase of mortgaged property, and home improvement contracts and manufactured housing contracts.

            Mortgage Loans

The property which secures repayment of the mortgage loans is referred to as the "mortgaged properties". The mortgage loans may be subordinated to other mortgages on the same mortgaged property. The mortgage loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described in this section and in the prospectus supplement.

As more fully described in the prospectus supplement, interest on each HELOC is generally computed and payable monthly on an average outstanding principal balance of the mortgage loan, as specified in the Agreement. Principal amounts on the HELOCs may be drawn down up to a maximum amount as set forth in the prospectus supplement or repaid from time to time. The HELOCs may be subject to an early termination fee. If specified in the prospectus supplement, new draws by borrowers under the HELOCs will automatically become part of the trust. As a result, the aggregate balance of the HELOCs will fluctuate from day to day as new draws by borrowers are added to the trust and principal payments are applied to the balances. The amounts of the draws and payments will usually differ each day, as more specifically described in the prospectus supplement.

Typically, the full principal amount of a closed-end loan is advanced at origination of the loan and is repayable in equal or substantially equal installments of an amount sufficient to fully amortize the loan at its stated maturity.

As more fully described in the prospectus supplement, interest on each mortgage loan is calculated on the basis of an average outstanding principal balance of the loan multiplied by its interest rate and further multiplied by a fraction described in the prospectus supplement. The interest on the mortgage loans may be calculated using the simple interest method, in which the portion of each monthly payment allocated to interest depends upon the actual number of days elapsed since the date of last payment. The original terms to stated maturity of the loans usually will not exceed 360 months. The loans for a series may include loans that do not amortize their entire principal balance by their stated maturity in accordance with their terms and require a balloon payment of the remaining principal balance at maturity. The loans for a series may also include loans that do not have a specified stated maturity.

The mortgaged properties will include single family properties. The mortgaged properties may consist of:

            o detached single family dwellings,

            o two to four family dwellings,

            o individual condominiums and cooperative apartments,

            o townhouses,

            o duplexes,

            o row houses, and

            o individual units in planned unit developments

Unless otherwise specified in the prospectus supplement, each single family property will be located on land owned in fee simple by the borrower or on land leased by the borrower for a term of years that ends after the maturity of the related loan. Attached dwellings may also include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common, or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building, or property constructed on land leased by the Mortgagor for a term greater than the term of the applicable loan.

The mortgaged properties may include non-owner occupied investment properties and vacation and second homes. The mortgaged properties may also include of mixed-use properties that are partly income producing non-residential properties. At least 50% of the square footage of each of these properties are residential. These mixed-use properties may be owner occupied or investor properties and the loan purpose may be a refinancing or a purchase. Some loans secured by mixed-use properties may also incorporate personal guarantees and pledged liens on chattel paper as collateral.

Typically, mortgages on cooperative dwellings consist of a lien on the shares issued by the cooperative dwelling and the proprietary lease or occupancy agreement relating to the cooperative dwelling.

The aggregate principal balance of loans secured by mortgaged properties that are owner-occupied will be disclosed in the prospectus supplement. The basis for a representation that a given percentage of the loans are secured by a single family property that is owner-occupied usually is either:

         o the making of a representation by the mortgagor at origination of the loan either that the underlying mortgaged property will be used by the mortgagor for a period of at least six months every year or that the mortgagor intends to use the mortgaged property as a primary residence, or

         o a finding that the address of the underlying mortgaged property is the mortgagor's mailing address as reflected in the servicer's records.

The initial combined loan-to-value ratio of a loan is computed in the manner described in the prospectus supplement and will take into account the amounts of any related senior mortgage loans.

            Home Improvement Contracts

The trust assets for a series may consist of home improvement installment sales contracts and installment loan agreements originated by a home improvement contractor in the ordinary course of business. The home improvement contracts will either be unsecured or secured by the mortgages primarily on single family properties which are usually subordinate to other mortgages on the same mortgaged property or by purchase money security interests in home improvements. The home improvement contracts will be fully amortizing and may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described in this section and in the prospectus supplement.

If applicable, the initial loan-to-value ratio of a home improvement contract is computed in the manner described in the prospectus supplement.

            Manufactured Housing Contracts

The trust assets for a series may consist of conventional manufactured housing installment sales contracts and installment loan agreements, originated by a manufactured housing dealer in the ordinary course of business. Unless otherwise specified in the applicable prospectus supplement, the manufactured housing contracts will be fully amortizing, and may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described in this section and in the prospectus supplement.

The manufactured housing contracts will be secured by either manufactured homes located in any of the fifty states or the District of Columbia, or by mortgages on the real estate on which the manufactured homes are built. The manufactured homes securing the manufactured housing contracts will consist of manufactured homes within the meaning of 42 United States Code, Section 5402(6), which defines a "manufactured home" as "a structure, transportable in one or more sections, which in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air-conditioning, and electrical systems contained therein; except that such term shall include any structure which meets all the requirements of [this] paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under [this] chapter."

            Additional Information

The selection criteria which shall apply with respect to the loans, including, but not limited to, the combined loan-to-value ratios or loan-to-value ratios, original terms to maturity and delinquency information, will be specified in the prospectus supplement.

Some loans may be delinquent upon transfer to the trust. Additional loans may be periodically added to the trust, or will be repurchased automatically if the asset is not an eligible asset, as described in the prospectus supplement.

The prospectus supplement for each series will provide information on the trust assets as of the date specified in the prospectus supplement, including, among other things, and to the extent relevant:

the aggregate unpaid principal balance of the loans or the aggregate unpaid principal balance included in the trust for the related series;

the range and weighted average of credit limits, if any;

the range and weighted average interest rate on the loans, and, in the case of adjustable rate loans, the range and weighted average of the current interest rates, margins and the lifetime rate caps, if any, and the indices;

the range and average outstanding principal balance of the loans;

the weighted average original and remaining term-to-stated maturity of the loans and the range of original and remaining terms-to-stated maturity, if applicable;

the range and weighted average of combined loan-to-value ratios or loan-to-value ratios for the loans, as applicable;

the percentage, by principal balance as of the cut-off date, of loans that accrue interest at adjustable or fixed interest rates;

any special hazard insurance policy, bankruptcy bond or other enhancement relating to the loans;

the percentage, by principal balance as of the cut-off date, of loans that are secured by mortgaged properties, home improvements, manufactured homes or are unsecured;

the geographic distribution of the mortgaged properties securing the loans;

the percentage of loans, by principal balance as of the cut-off date, that are secured by each category of mortgaged properties;

the lien priority of the loans;

the credit limit utilization rate of any HELOCs; and

the delinquency status and year of origination of the loans.

The prospectus supplement will also specify any other limitations on the types or characteristics of loans for a series.

If information of the nature described above respecting the loans is not known to the depositor at the time the securities are initially offered, approximate or more general information of the nature described in the previous paragraph will be provided in the prospectus supplement and additional information will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related series and to be filed with the Commission within 15 days after the initial issuance of the securities.

            Pooled Securities

Trust assets may include mortgage or asset backed securities issued by either private entities or by governmental entities, such as Ginnie Mae, Freddie Mac, Fannie Mae, the Federal Housing Authority and the Veterans Administration. The underlying assets of these pooled securities will be substantially similar to the trust assets described in this prospectus. The prospectus supplement will describe the material characteristics of the pooled securities and the material characteristics of the underlying assets.

            Collection and Distribution Accounts

A separate collection account will be established by the trustee or the servicer, in the name of the trustee, for each series of securities for receipt of any initial deposits of cash, any amounts attributable to enhancements, any amounts received with respect to the trust assets and any reinvestment income earned on those amounts. Amounts on deposit in the collection account will be used to pay the expenses of the trust and to make a deposit into the distribution account for distribution to securityholders. Amounts deposited in the distribution account will be used primarily for the payment of the securities and the expenses of the trust not otherwise covered.

Excess funds in the collection account may be paid over to the servicer, the depositor, the seller, any provider of enhancement with respect to the series or any other entitled person in the manner and at the times established in the prospectus supplement. The funds in the collection and distribution accounts will be invested in Eligible Investments usually maturing no later than the next distribution date. In no case will Eligible Investments mature later than one year after their purchase. "Eligible Investments" will include:

o obligations of the United States and government agencies,

o federal funds,

o certificates of deposit,

o commercial paper,

o demand and time deposits and banker's acceptances,

o repurchase agreements of United States government securities, and

o guaranteed investment contracts.

Notwithstanding any of the foregoing, amounts may be deposited and withdrawn under any deposit agreement or minimum principal payment agreement as specified in the prospectus supplement.

ENHANCEMENT

            General

A series of securities may include enhancement for some or all securityholders.

Enhancement will support the payment of principal and interest on the securities, and may be applied for other purposes to the extent and under the conditions set forth in the prospectus supplement. The enhancements may be structured so as to protect against losses relating to more than one trust.

The specific terms and details of any enhancement in a series will be described in the prospectus supplement.

            Subordinate Securities

Enhancement for a series may consist of one or more classes of subordinate securities. Generally, the rights of holders of subordinate securities to receive distributions on any distribution date will be subordinate in right and priority to the rights of holders of more senior securities and will suffer losses prior to more senior securities.

            Insurance

Enhancement for a series may consist of special hazard insurance policies, bankruptcy bonds and other types of insurance relating to the trust assets.

            Pool Insurance Policy

A pool insurance policy will cover most losses caused by default, but will not cover the portion of the principal balance of any loan that is required to be covered by any primary mortgage insurance policy. Generally, a pool insurance policy will cover an amount equal to a percentage of the loan balance on the cut-off date. Any payment under a pool insurance policy will reduce the amount of coverage remaining.

            Special Hazard Insurance Policy

Although the terms of special hazard insurance policies vary to some degree, they typically provide that, where there has been damage to property securing a defaulted or foreclosed loan and title to which has been acquired by the insured and to the extent the damage is not covered by the standard hazard insurance policy or any flood insurance policy, if applicable, required to be maintained with respect to the property, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard insurance policy, the special hazard insurer will pay the lesser of:

         (a) the cost of repair or replacement of the property, or

         (b) upon transfer of the property to the special hazard insurer, the unpaid principal balance of the loan at the time of acquisition of the property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and expenses incurred by the servicer with respect to the property.

If the unpaid principal balance plus accrued interest and expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard insurance policy will be reduced by that amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of the property will reduce coverage by that amount. Special hazard insurance policies typically do not cover losses occasioned by war, civil insurrection, some governmental actions, errors in design, faulty workmanship or materials, nuclear reaction, flood, if the mortgaged property is in a federally designated flood area, chemical contamination and some other risks.

Restoration of the property with the proceeds described under clause (a) above is expected to satisfy the condition under any pool insurance policy that the property be restored before a claim under the pool insurance policy may be validly presented with respect to the defaulted loan secured by the property. The payment described under clause (b) above will render unnecessary presentation of a claim in respect of the loan under any pool insurance policy. Therefore, so long as the pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the related loan plus accrued interest and expenses will not affect the total insurance proceeds paid to holders of the securities, but will affect the relative amounts of coverage remaining under the special hazard insurance policy and pool insurance policy.

            Bankruptcy Bond

In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the property securing the related loan at an amount less than the then outstanding principal balance of the loan. The amount of the secured debt could be reduced to that value, and the holder of the loan would become an unsecured creditor to the extent the outstanding principal balance of the loan exceeds the value so assigned to the property by the bankruptcy court. In addition, other modifications of the terms of a loan can result from a bankruptcy proceeding. See "Legal Aspects of the Loans." A bankruptcy bond will cover losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest on a loan or a reduction by that court of the principal amount of a loan and will cover unpaid interest on the amount of a principal reduction of that type from the date of the filing of a bankruptcy petition. Typically, the aggregate amount of coverage will be reduced by payments made under the bankruptcy bond and will not be restored.

            Reserve Funds

A reserve fund may be established for the deposit of cash, letters of credit, cash collateral accounts, Eligible Investments, or other instruments. A reserve fund may also be funded over time through application of all or a portion of the excess cash flow from the trust assets.

Amounts on deposit in a reserve fund will be applied by the trustee to make payments on the securities of a series, to pay expenses, to reimburse enhancers and for other purposes as described in the prospectus supplement.

            Minimum Principal Payment Agreement

The depositor may enter into a minimum principal payment agreement with an entity under which the entity will provide payments on the securities in the event that collections on the trust assets are not sufficient to make payments on the securities.

            Deposit Agreement

The depositor may enter into a guaranteed investment contract or an investment agreement, or a "deposit agreement" under which amounts held in the collection account, the distribution account or in any reserve fund would be invested with an entity specified in the prospectus supplement. The purpose of a deposit agreement is to accumulate available cash for investment so that the cash, together with the investment income, can be applied to future distributions on one or more classes of securities.

            Derivative Products

Derivative products may be included as assets of the trust. Derivative products may consist of swaps to convert floating or fixed rate payments into fixed or floating rate payments, and cap or floor agreements to provide protection against changes in floating rates of interest payable on the trust assets or the securities. Derivative products will not be the primary source of payments for the securities.

            Other Insurance, Surety Bonds, Guaranties, Letters of Credit and Similar Instruments or Agreements

A trust may also include other forms of insurance, guaranties, surety bonds, letters of credit or similar arrangements for the purpose of:

o maintaining timely payments to securityholders or providing additional protection against losses on the trust assets,

o    paying administrative expenses, or

o establishing a minimum reinvestment rate on the payments made in respect of the assets or principal payment rate on the assets.

These arrangements may include agreements under which securityholders are entitled to receive amounts deposited in various accounts held by the trustee upon the terms specified in the prospectus supplement.

BOND SECURITIZATION, L.L.C.

Bond Securitization, L.L.C., the depositor, a wholly-owned subsidiary of Banc One Financial Corporation, was formed as a limited liability company under the laws of the State of Delaware on June 18, 2001. The company was organized solely for the limited purpose of acquiring receivables and loans and associated rights, issuing securities and engaging in related transactions. The company's limited liability company agreement limits the activities of the company to the foregoing purposes and to any activities incidental to and necessary for these purposes.

The principal executive offices of the depositor are located at 1 Bank One Plaza, Chicago, Illinois, telephone (312) 732-4000.

SERVICING OF LOANS

            General

The servicer will provide servicing functions with respect to the trust assets under a servicing agreement or a pooling and servicing agreement. In performing its functions, the servicer will exercise the same degree of skill and care that it customarily exercises with respect to similar receivables or loans owned or serviced by it. The servicer may also act as custodian, responsible for maintaining custody of the loans and related documentation on behalf of the trustee.

            Collection Procedures; Escrow Accounts

The servicer will make reasonable efforts to collect all payments required to be made under the loans and will, consistent with the terms of the related Agreement for a series and any applicable enhancement, follow the collection procedures that it follows with respect to comparable loans held in its own portfolio. The servicer may, in its discretion:

o waive any assumption fee, late payment charge, or other charge in connection with a loan, and

o to the extent provided in the related Agreement, arrange with an obligor a schedule for curing delinquencies by modifying the due dates for scheduled payments on the loan.

The servicer, to the extent permitted by law, may establish and maintain escrow or impound accounts with respect to loans in which payments by obligors to pay taxes, assessments, mortgage and hazard insurance premiums, and other comparable items will be deposited. If loans do not require those payments under the loan documents, the servicer would not be required to establish any escrow account with respect to those loans. Withdrawals from the escrow accounts are to be made to effect timely payment of:

o    taxes,

o    assessments,

o    mortgage and hazard insurance,

o    refunds to obligors of amounts determined to be overages,

o interest to obligors on balances in the escrow account to the extent required by law,

o amounts to repair or otherwise protect the property securing the related loan, and

o    amounts to clear and terminate the escrow account.

            Deposits to and Withdrawals From the Collection Account; Loan Payment Record

Except as described below in connection with a loan payment record, the trustee or the servicer will establish the collection account in the name of the trustee. Typically, the collection account will be an account maintained:

o at a depository institution satisfactory to each rating agency rating the securities or

o in accounts the deposits of which are insured to the maximum extent available by the FDIC or which are secured in a manner meeting requirements established by each rating agency.

The funds held in the collection account may be invested in Eligible Investments. If so specified in the prospectus supplement, the servicer will be entitled to receive as additional compensation any interest or other income earned on funds in the collection account.

As specified in the prospectus supplement, the servicer, the trustee, the depositor or the seller, as appropriate, will deposit into the collection account on the business day following the closing date any amounts representing scheduled payments due after the related cut-off date but received by the servicer on or before the closing date. In addition, after the closing date, within the time period specified in the prospectus supplement after the date of receipt, the servicer, the trustee, the depositor or the seller, as appropriate, will deposit into the collection account the following payments and collections received or made by it, other than in respect of principal of and interest on the trust assets due on or before the cut-off date:

o all payments on account of principal, including prepayments, on the trust assets;

o all payments on account of interest on the trust assets after deducting, at the discretion of the servicer but only to the extent of the amount permitted to be withdrawn or withheld from the collection account in accordance with the related Agreement, the servicing fee;

o all amounts received by the servicer in connection with the liquidation of trust assets or property acquired in respect of liquidation, whether through foreclosure sale, repossession or otherwise, including payments in connection with the trust assets received from the obligor, other than amounts required to be paid or refunded to the obligor under the terms of the applicable loan documents or otherwise by law, exclusive of, in the discretion of the servicer, but only to the extent of the amount permitted to be withdrawn from the collection account in accordance with the related Agreement, the servicing fee, if any;

o all proceeds under any title insurance, hazard insurance or other insurance policy covering any trust asset, other than proceeds to be applied to the restoration or repair of the related property or released to the obligor in accordance with the related Agreement;

o all amounts required to be deposited from any applicable reserve fund under the related Agreement;

o all advances of delinquent payments of principal and interest on a loan or of other payments specified in the Agreement made by the servicer as required under the related Agreement; and

o all repurchase prices of any trust assets repurchased by the servicer, the depositor or the seller under the related Agreement.

Typically, the servicer is permitted, from time to time, to make withdrawals from the collection account for each series for the following purposes:

o to reimburse itself for advances made by it under the related Agreement; the servicer's right to reimburse itself is limited to amounts received on or in respect of particular loans, including for this purpose, liquidation proceeds and amounts representing proceeds of insurance policies covering the related property, which represent late recoveries of scheduled payments respecting which any advance was made;

o to the extent provided in the related Agreement, to reimburse itself for any advances that the servicer determines in good faith it will be unable to recover from amounts representing late recoveries of scheduled payments respecting which the advance was made or from liquidation proceeds or the proceeds of insurance policies;

o to reimburse itself from liquidation proceeds for liquidation expenses and for amounts expended by it in good faith in connection with the restoration of damaged property and, in the event deposited in the collection account and not previously withheld, and to the extent that liquidation proceeds after the reimbursement exceed the outstanding principal balance of the related loan, together with accrued and unpaid interest thereon to the due date for the loan next succeeding the date of its receipt of the liquidation proceeds, to pay to itself out of the excess the amount of any unpaid servicing fee and any assumption fees, late payment charges, or other charges on the related loan;

o in the event it has elected not to pay itself the servicing fee out of the interest component of any scheduled payment, late payment or other recovery with respect to a particular loan prior to the deposit of the scheduled payment, late payment or recovery into the collection account, to pay to itself the servicing fee, as adjusted under the related Agreement, from any scheduled payment, late payment or other recovery, to the extent permitted by the related Agreement;

o to reimburse itself for expenses incurred by and recoverable by or reimbursable to it under the related Agreement;

o to pay to the applicable person with respect to each trust asset that has been repurchased or removed from the trust by the servicer, the depositor or the seller under the related Agreement, all amounts received in respect of the trust asset and not distributed as of the date on which the related repurchase price was determined;

o to make payments to the trustee of the series for deposit into the distribution account, if any, or for remittance to the securityholders of the series in the amounts and in the manner provided for in the related Agreement; and

o    to clear and terminate the collection account under the related Agreement.

In addition, if the servicer deposits in the collection account for a series any amount not required to be deposited, it may, at any time, withdraw the amount from the collection account.

If permitted under the terms of the related Agreement and described in the prospectus supplement, the servicer will maintain collections on the trust assets as part of its general funds until the business day prior to a distribution date. The servicer will deposit such collections to the distribution account on the business day prior to each distribution date. In this case, the servicer will record on a loan payment record the amount received for each category of deposit described above. In addition, the servicer will make a similar record of each deduction for each category of withdrawal as described above, from the amounts received in respect of the trust assets.

            Advances and Limitations

The prospectus supplement will describe the circumstances, if any, under which the servicer will make advances with respect to delinquent payments on loans. The servicer may be obligated to make advances of, among other things, delinquent payments of interest and principal, and those obligations may be limited in amount, or may not be activated until a portion of a specified reserve fund is depleted. Advances are intended to provide liquidity and, except to the extent specified in the prospectus supplement, not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the servicer out of amounts received on particular loans which represent late recoveries of principal or interest, proceeds of insurance policies or liquidation proceeds. If an advance is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance policies, or liquidation proceeds from the related loan, the servicer may be entitled to reimbursement from other funds in the collection account, distribution account, or from a specified reserve fund.

            Maintenance of Insurance Policies and Other Servicing Procedures

Standard Hazard Insurance; Flood Insurance

Except as specified in the prospectus supplement, the servicer will be required to maintain or cause the obligor to agree to acquire and maintain a standard hazard insurance policy providing coverage of the standard form of fire insurance with extended coverage for other hazards as is customary in the state in which the related property is located. The servicer is not required to verify that the obligor actually complies with this provision. The standard hazard insurance policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage for property of the type securing the loans. The standard form of fire and extended coverage policy typically will cover physical damage to or destruction of, the related property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, as limited by each policy. Because the standard hazard insurance policies relating to the loans will be underwritten by different hazard insurers and will cover properties located in various states, the policies will not contain identical terms and conditions. The basic terms are usually determined by state law but will be similar in many respects. Most hazard insurance policies typically do not cover any physical damage resulting from:

o    war,

o    revolution,

o    governmental actions,

o    floods and other water-related causes,

o    earth movement, including earthquakes, landslides, and mudflows,

o    nuclear reaction,

o    wet or dry rot,

o    vermin,

o    rodents,

o    insects or domestic animals,

o    theft, and

o    in some cases, vandalism.

The foregoing list is merely indicative of some kinds of uninsured risks and is not intended to be all inclusive. Uninsured risks not covered by a special hazard insurance policy or other form of enhancement will adversely affect distributions to securityholders. When a property securing a loan is located in a flood area identified by HUD under the Flood Disaster Protection Act of 1973, the servicer will be required to cause flood insurance to be maintained with respect to the property, to the extent available and, if the insurance is placed by the servicer, the associated premiums may be added to the balance of the related loan.

The standard hazard insurance policies covering properties securing loans typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry hazard insurance of a specified percentage, usually 80% to 90%, of the full replacement value of the property, including the improvements on any property, in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the clause will provide that the hazard insurer's liability in the event of partial loss will not exceed the greater of:

o the actual cash value, i.e., the replacement cost less physical depreciation, of the property, including the improvements, if any, damaged or destroyed or

o the proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of the property and improvements.

Since the amount of hazard insurance to be maintained on the improvements securing the loans declines as the principal balances owing thereon decrease, and since the value of the properties will fluctuate in value over time, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damage to the affected property.

Typically, coverage will be in an amount at least equal to the greater of the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy and the outstanding principal balance of the related loan. The servicer typically will also maintain on REO property that secured a defaulted loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is at least equal to the maximum insurable value of the REO property. No earthquake or other additional insurance will be required of any obligor or will be maintained on REO property acquired in respect of a defaulted loan, other than under the applicable laws and regulations as shall at any time be in force and shall require that additional insurance.

Any amounts collected by the servicer under any policies of insurance, other than amounts to be applied to the restoration or repair of the property, released to the obligor in accordance with normal servicing procedures or used to reimburse the servicer for amounts to which it is entitled to reimbursement, will be deposited in the collection account. In the event that the servicer obtains and maintains a blanket policy insuring against hazard losses on all of the loans, written by an insurer acceptable to each rating agency which assigns a rating to the series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard insurance policy for each loan or related REO property. This blanket policy may contain a deductible clause, in which case the servicer will, in the event that there has been a loss that would have been covered by the policy absent the deductible clause, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of the application of the deductible clause.

            Realization Upon Defaulted Loans

The servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the properties securing the loans that come into and continue in default and as to which no satisfactory arrangements can be made for the collection of delinquent payments.

In connection with a foreclosure or other conversion, the servicer will follow the practices and procedures it deems necessary or advisable and are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of the property unless it determines that:

o the restoration or foreclosure will increase the liquidation proceeds in respect of the related loan available to the securityholders after reimbursement to itself for the expenses and

o the expenses will be recoverable by it either through liquidation proceeds or the proceeds of insurance.

Notwithstanding anything to the contrary in this prospectus, in the case of a trust for which a REMIC election has been made, the servicer shall liquidate any property acquired through foreclosure within three years after the acquisition of the beneficial ownership of the property. While the holder of a property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the trust will have no ability to do so and none of the servicer, the depositor or the seller will be required to do so.

The servicer may arrange with the obligor on a defaulted loan, a modification of the loan to the extent provided in the prospectus supplement. Those modifications may only be entered into if they meet the underwriting policies and procedures employed by the servicer in servicing receivables for its own account and meet the other conditions set forth in the prospectus supplement.

            Enforcement of Due-On-Sale Clauses

Typically, when any property is about to be conveyed by the obligor, the servicer will, to the extent it has knowledge of the prospective conveyance, exercise its rights to accelerate the maturity of the related loan under the applicable "due-on-sale" clause, if any, unless it reasonably believes that the clause is not enforceable under applicable law or if the enforcement of the clause would result in loss of coverage under any primary mortgage insurance policy. In that event, the servicer is authorized to accept from or enter into an assumption agreement with the person to whom the property has been or is about to be conveyed, by which the person becomes liable under the loan and by which the original obligor is released from liability and the person is substituted as the obligor and becomes liable under the loan. Any fee collected in connection with an assumption will be retained by the servicer as additional servicing compensation. The terms of a loan may not be changed in connection with an assumption.

            Servicing Compensation and Payment of Expenses

The servicer will be entitled to a periodic fee as servicing compensation in an amount described in the prospectus supplement. The servicing fee may be fixed or variable. In addition, the servicer may be entitled to servicing compensation in the form of assumption fees, late payment charges and similar items, and excess proceeds following disposition of property in connection with defaulted loans.

When an obligor makes a principal prepayment in full between due dates on a loan, the obligor will usually be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the prospectus supplement, in order that one or more classes of the securityholders of a series will not be adversely affected by any resulting shortfall in interest, the amount of the servicing fee may be reduced to the extent necessary to include in the servicer's remittance to the trustee for deposit into the distribution account an amount equal to one month's interest on the related loan less the servicing fee. If the aggregate amount of the shortfalls in a month exceeds the servicing fee for that month, a shortfall to securityholders may occur.

The servicer will be entitled to reimbursement for expenses incurred by it in connection with the liquidation of defaulted loans. The related securityholders will suffer no loss by reason of those expenses to the extent expenses are covered under related insurance policies or from excess liquidation proceeds. If claims are either not made or paid under the insurance policies or if coverage has been exhausted, the securityholders will suffer a loss to the extent that liquidation proceeds, after reimbursement of the servicer's expenses, are less than the outstanding principal balance of and unpaid interest on the loan which would be distributable to securityholders. In addition, the servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted loan. This right of reimbursement is prior to the rights of the securityholders to receive any proceeds of insurance policies, liquidation proceeds or amounts derived from other enhancement.

The rights of the servicer to receive funds from the collection account, whether as the servicing fee or other compensation, or for the reimbursement of advances, expenses or otherwise, typically are not subordinate to the rights of securityholders of the series.

            Evidence as to Compliance

If specified in the prospectus supplement, the applicable Agreement for each series will provide that each year, a firm of independent public accountants will furnish a statement to the trustee to the effect that the firm has examined documents and records relating to the servicing of the loans by the servicer and that, on the basis of the examination, the firm is of the opinion that the servicing has been conducted in compliance with the Agreement, except for exceptions the firm believes to be immaterial and any other exceptions that are set forth in the statement.

If specified in the prospectus supplement, the applicable Agreement for each series will also provide for delivery to the trustee an annual statement signed by an officer of the servicer to the effect that the servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year.

            Termination and Liability of the Servicer

In the event of an event of default under either a servicing agreement or a pooling and servicing agreement, the servicer may be replaced by the trustee or a successor servicer. Events of default and the rights of the trustee upon a default under the Agreement for the related series will be substantially similar to those described under "The Agreements--Events of Default; Rights Upon Events of Default--Pooling and Servicing Agreement; Servicing
Agreement."

The servicer usually does not have the right to assign its rights and delegate its duties and obligations under the related Agreement unless the successor servicer accepting the assignment or delegation:

o    services similar loans in the ordinary course of its business,

o    is reasonably satisfactory to the trustee for the related series,

o    has a net worth of not less than the amount specified in the related
     Agreement,

o would not cause any rating agency's rating of the securities for each series in effect immediately prior to the assignment, sale or transfer to be qualified, downgraded or withdrawn as a result of the assignment, sale or transfer, and

o executes and delivers to the trustee an agreement, in form and substance reasonably satisfactory to the trustee, which contains an assumption by the successor servicer of the due and punctual performance and observance of each covenant and condition to be performed or observed by the servicer under the related Agreement from and after the date of the agreement.

No assignment will become effective until the trustee or a successor servicer has assumed the servicer's obligations and duties under the related Agreement. To the extent that the servicer transfers its obligations to a wholly-owned subsidiary or affiliate, the subsidiary or affiliate need not satisfy the criteria set forth in this paragraph; however, in that case, the assigning servicer will remain liable for the servicing obligations under the related Agreement. Any entity into which the servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the servicer's obligations under the related Agreement, provided that the successor or surviving entity meets the requirements for a successor servicer. However, the servicer may have the right to enter into subservicing arrangements which will be referred to in the related Agreement. Any arrangement will not relieve the servicer from its obligations under the servicing agreement.

Typically, each Agreement will provide that neither the servicer, nor any director, officer, employee or agent of the servicer, will be under any liability to the trust, the depositor, the seller or the securityholders for any action taken or for failing to take any action in good faith under the related Agreement, or for errors in judgment; provided, however, that neither the servicer nor any person will be protected against:

o    any breach of warranty or representations made under the Agreement,

o the failure to perform its obligations in compliance with any standard of care set forth in the Agreement, or

o liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties.

Each Agreement will further provide that the servicer and any director, officer, employee or agent of the servicer is entitled to indemnification from the trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties. In addition, the related Agreement will provide that the servicer is not under any obligation to appear in, prosecute or defend any legal action which is unrelated to its servicing responsibilities under the Agreement which, in its opinion, may involve it in any expense or liability. The servicer may, in its discretion, undertake any action which it may deem necessary or desirable with respect to the related Agreement and the rights and duties of the parties and the interests of the securityholders. In that event, the legal expenses and costs of the action and any resulting liability may be expenses, costs, and liabilities of the trust and the servicer may be entitled to be reimbursed out of the collection account.

THE AGREEMENTS

The following summaries describe the material provisions of the Agreements. Where particular provisions or terms used in the Agreements are referred to, the provisions or terms are as specified in the related Agreements.

            Assignment of Trust Assets

General

At the time of issuance of the securities of a series, the depositor will transfer, convey and assign to the trust all right, title and interest of the depositor in the trust assets and other property to be transferred to the trust for a series. The assignment will usually include all principal and interest due on the trust assets after the cut-off date specified in the prospectus supplement. The trustee will, concurrently with the assignment, execute and deliver the securities.

Assignment of Loans

Typically, except as described below, the depositor will, as to each loan, deliver or cause to be delivered to the trustee, or, as specified in the prospectus supplement, a custodian on behalf of the trustee, the mortgage note endorsed without recourse to the order of the trustee or in blank, the original mortgage with evidence of recording indicated thereon and an assignment of the mortgage in recordable form. In the case of any mortgage not returned from the public recording office, a copy of the mortgage will be delivered, together with a certificate that the original of the mortgage was delivered to the recording office. If specified in the prospectus supplement, the seller may retain possession of such documents until the occurrence of a specified event at which time the documents will be required to be delivered to the trustee or a custodian. The trustee or a custodian or the seller will hold the documents in trust for the benefit of the securityholders.

The depositor will, as to each home improvement contract and manufactured housing contract, deliver or cause to be delivered to the trustee or the custodian or the seller will retain, until the occurrence of a specified event, the original contract and copies of documents and instruments related to each such contract and, other than in the case of unsecured contracts, the security interest in the property securing the contract. In order to give notice of the right, title and interest of securityholders to the home improvement contracts and the manufactured housing contracts, the depositor will execute or cause the seller to execute a UCC-1 financing statement identifying the trustee as the secured party and identifying all such contracts as collateral. Usually, the home improvement contracts and manufactured housing contracts will not be stamped or otherwise marked to reflect their assignment to the trust. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of the assignment, the interest of securityholders in such contracts could be defeated. See "Legal Aspects of the Loans--The Home Improvement Contracts and Manufactured Housing Contracts."

With respect to loans secured by mortgages, if so specified in the prospectus supplement, the depositor will, at the time of issuance of the securities or if specified in the related prospectus supplement upon the occurrence of a specified event, cause assignments to the trustee of the mortgages relating to the loans for a series to be recorded in the appropriate public office for real property records except in states where such recordation is not required by the rating agencies rating the securities and, except in states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the related loans. If specified in the prospectus supplement, the depositor or the seller will cause the assignments to be recorded within the time after issuance of the securities as is specified in the prospectus supplement, in which event, the Agreement may require the depositor or the seller to repurchase from the trustee any loan the related mortgage of which is not recorded within that time, at the price described under "-Repurchase and Substitution of Defective Trust Assets" with respect to repurchases by reason of defective documentation. The enforcement of the repurchase obligation would constitute the sole remedy available to the securityholders or the trustee for the failure of a mortgage to be recorded.

Each loan will be identified in a schedule appearing as an exhibit to the related Agreement. The loan schedule will specify , among other things, with respect to each loan:

o    type of loan;

o the original principal amount and unpaid principal balance as of the cut-off date;

o    the current interest rate;

o    the current scheduled payment of principal and interest;

o    the maturity date, if any, of the related note; and,

o    if the loan is an adjustable rate loan,

o    the lifetime cap and floor, if any,

o    the periodic cap and floor, if any,

o    the current index, if applicable, and

o    credit limit, if applicable.

Assignment of Pooled Securities

The depositor will cause the pooled securities to be registered in the name of the trustee or its nominee or correspondent. The trustee or its nominee or correspondent will have possession of any certificated pooled securities. The trustee will not be in possession of or be an assignee of record of any underlying assets for a pooled security. See "The Trusts--Pooled Securities." Each pooled security will be identified in a schedule appearing as an exhibit to the related Agreement, which will specify the original principal amount, outstanding principal balance as of the cut-off date, annual pass-through rate or interest rate and maturity date for each pooled security conveyed to the trust. In the Agreement, the depositor will represent and warrant to the trustee regarding the pooled securities:

o that the information contained in the schedule is true and correct in all material respects;

o that, immediately prior to the conveyance of the pooled securities, the depositor had good title, and was the sole owner of the pooled securities;

o    that there has been no other sale by it of the pooled securities; and

o that there is no existing lien, charge, security interest or other encumbrance on the pooled securities.

Repurchase and Substitution of Defective Trust Assets

If any document in the file relating to the trust assets delivered to the trustee or custodian is found by the trustee within the time period specified in the Agreement, or promptly after the trustee's receipt of any document permitted to be delivered after the closing date, to be defective in any material respect and the seller does not cure the defect, the seller will repurchase the trust asset or any related property from the trustee at a price equal to:

(a) the lesser of:

    o    the outstanding principal balance of the trust asset and

    o    the trust's federal income tax basis in the trust asset and

(b) accrued and unpaid interest to the date of the next scheduled payment on the trust asset at the rate set forth in the related Agreement less, if the seller is the repurchaser and also the servicer, any unreimbursed advances respecting the trust asset.

However, the purchase price shall not be limited in clause (a) above to the trust's federal income tax basis if the repurchase at a price equal to the outstanding principal balance of the trust asset will not result in any prohibited transaction tax under Section 860F(a) of the Code.

If provided in the prospectus supplement, the seller may, rather than repurchase the trust asset as described in the previous paragraph, remove the trust asset from the trust and substitute in its place one or more other trust assets provided, however, that:

o with respect to a trust for which no REMIC election is made, the substitution must be effected within 120 days of the date of initial issuance of the securities and

o with respect to a trust for which a REMIC election is made, after a specified time period, the trustee must have received a satisfactory opinion of counsel that the substitution will not cause the trust to lose its status as a REMIC or otherwise subject the trust to a prohibited transaction tax.

As specified in the prospectus supplement, any substitute trust asset will, on the date of substitution:

o have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the removed trust asset, with the amount of any shortfall to be deposited to the collection account in the month of substitution for distribution to securityholders,

o have an interest rate not less than the interest rate of the removed asset and not more than the rate specified in the prospectus supplement,

o have a remaining term-to-stated maturity not greater than and not less than the period specified in the prospectus supplement, and

o comply with all of the representations and warranties set forth in the applicable Agreement as of the date of substitution.

The seller will make representations and warranties with respect to the trust assets. If the seller cannot cure a breach of any of those representations and warranties in all material respects within the time period specified in the prospectus supplement after notification by the trustee of the breach, and if the breach is of a nature that materially and adversely affects the value of, or the ability of the servicer to realize on, the trust asset, the seller is obligated to repurchase the affected trust asset or, if provided in the prospectus supplement, provide a substitute trust asset under the same conditions and limitations provided for purchases and substitutions. The cure, repurchase or substitution obligations constitute the sole remedies available to the securityholders or the trustee for a material defect in a document for a trust asset.

            Pre-Funding Account

If so provided in the prospectus supplement, the depositor will, on behalf of the securityholders, deposit cash into a pre-funding account on the closing date. The pre-funding account will be maintained with the trustee. The deposit will not exceed the percentage of the initial aggregate principal amount of the securities set forth in the prospectus supplement. The money will be used by the trustee to purchase additional loans from the seller from time to time during the funding period. Monies on deposit in the pre-funding account will not be available to cover losses on or in respect of the loans. The funding period for a trust will begin on the closing date and will end on the date specified in the prospectus supplement, which will not be later than one year after the closing date. Monies on deposit in the pre-funding account may be invested in Eligible Investments as specified in the related Agreement. Earnings on investment of funds in the pre-funding account will be applied as specified in the prospectus supplement and losses will be charged against the funds on deposit in the pre-funding account. Any amounts remaining in the pre-funding account at the end of the funding period will be distributed to securityholders as a prepayment of principal, in the manner and priority specified in the prospectus supplement.

In addition, if so provided in the prospectus supplement, on the closing date the depositor will make a deposit to a capitalized interest account, which will be maintained with the trustee. The funds on deposit in the capitalized interest account will be used solely to cover shortfalls in interest that may arise as a result of utilization of the pre-funding account. Monies on deposit in the capitalized interest account will not be available to cover losses on or in respect of the loans. To the extent that the entire amount on deposit in the capitalized interest account has not been used to cover shortfalls in interest by the end of the funding period, any remaining amounts will be paid to the depositor or to another entity specified in the prospectus supplement.

            Reports to Securityholders

The trustee or other entity specified in the prospectus supplement will prepare and forward to each securityholder on each distribution date, or as soon after each distribution date as is practicable, a statement setting forth, to the extent applicable to any series, among other things:

            (a) the amount of principal distributed to holders of the securities and the outstanding principal balance of the securities following the distribution;

            (b) the amount of interest distributed to holders of the securities and the current interest rate on the securities;

            (c) the amounts of (1) any overdue accrued interest included in the distribution, (2) any remaining overdue accrued interest with respect to the securities or (3) any current shortfall in amounts to be distributed as accrued interest to holders of the securities;

            (d) the amounts of (1) any overdue payments of scheduled principal included in the distribution, (2) any remaining overdue principal amounts with respect to the securities, (3) any current shortfall in receipt of scheduled principal payments on the trust assets or (4) any realized losses or liquidation proceeds to be allocated as reductions in the outstanding principal balances of the securities;

            (e) the amount received under any enhancement, and the remaining amount available under the enhancement;

            (f) the amount of additional balances acquired by the trust during the prior collection period;

            (g) the amount of any delinquencies with respect to payments on the trust assets;

            (h) the book value of any REO property acquired by the trust; and

            (i)  other information as specified in the related Agreement.

The report to securityholders for any series of securities may include additional or other information of a similar nature.

In addition, within a reasonable period of time after the end of each calendar year, the servicer or the trustee will mail to each securityholder of record at any time during the calendar year a report containing customary information as may be deemed necessary or desirable for securityholders to prepare their tax returns. The report will not be examined or reported upon by independent public accountants.

            Events of Default; Rights Upon Event of Default

Pooling and Servicing Agreement; Servicing Agreement

As specified in the prospectus supplement, events of default under the applicable Agreement for a series relating to the servicing of loans include:

            o any failure by the servicer to deposit amounts in the collection account and distribution account to enable the trustee to distribute to the securityholders any required payment, which failure continues unremedied for the number of days specified in the prospectus supplement after the giving of written notice of the failure to the servicer by the trustee, or to the servicer and the trustee by the securityholders evidencing not less than 25% of the aggregate voting rights;

            o any failure by the servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable Agreement which continues unremedied for the number of days specified in the prospectus supplement after the giving of written notice of the failure to the servicer by the trustee, or to the servicer and the trustee by the securityholders evidencing not less than 25% of the aggregate voting rights; and

            o events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and actions by the servicer indicating its insolvency, reorganization or inability to pay its obligations.

So long as an event of default relating to the servicing of loans remains unremedied under the applicable Agreement, the trustee for the series or securityholders evidencing not less than 51% of the aggregate voting rights may terminate all of the rights and obligations of the servicer under the applicable Agreement, other than its right to recovery of expenses and amounts advanced under the terms of the Agreement, which rights the servicer will retain under all circumstances, whereupon the trustee or other entity specified in the prospectus supplement will succeed to all the responsibilities, duties and liabilities of the servicer under the Agreement. In that case, the trustee or other entity specified in the prospectus supplement will be entitled to reasonable servicing compensation not to exceed the original servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the Agreement.

In the event that the trustee is unwilling or unable so to act, it may select, or petition a court of competent jurisdiction to appoint a finance institution, bank or loan servicing institution with a net worth specified in the prospectus supplement to act as successor servicer under the provisions of the applicable Agreement. The successor servicer would be entitled to reasonable servicing compensation in an amount not to exceed the servicing fee as set forth in the prospectus supplement, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise, as provided in the Agreement.

During the continuance of any event of default of a servicer under an Agreement for a series of securities, the trustee will have the right to take action to enforce its rights and remedies and to protect and enforce the rights and remedies of the securityholders, and securityholders evidencing not less than 51% of the aggregate voting rights may direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred upon that trustee. However, the trustee will not be under any obligation to pursue any remedy or to exercise any of the trusts or powers unless the securityholders have offered the trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred by the trustee. Also, the trustee may decline to follow any direction if the trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the nonassenting securityholders.

No securityholder, solely by virtue of their status as a securityholder, will have any right under the applicable Agreement to institute any proceeding with respect to the Agreement, unless the securityholder previously has given to the trustee written notice of default and unless the securityholders evidencing not less than 51% of the aggregate voting rights of the securities have made written request upon the trustee to institute the proceeding in its own name as trustee and have offered to the trustee reasonable indemnity, and the trustee for 60 days has neglected or refused to institute any proceeding.

Indenture

Events of default under the indenture for each series of notes include:

            o a default for five (5) days or more in the payment of any interest on any note of that series or the default in the payment of principal of any note at the note's maturity; o failure to perform in any material respect any other covenant of the trust in the indenture which continues for a period of sixty (60) days after notice is given in accordance with the procedures described in the prospectus supplement;

            o any representation or warranty made by the trust in the indenture or in any certificate or other writing delivered in connection with the series having been incorrect in a material respect as of the time made, and the breach is not cured within sixty (60) days after notice is given in accordance with the procedures described in the prospectus supplement;

            o events of bankruptcy, insolvency, receivership or liquidation of the trust; or

            o any other event of default provided with respect to notes of that series.

If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, either the trustee or the holders of a majority of the then aggregate outstanding amount of the notes may declare the principal amount or, if the notes are zero coupon securities, that portion of the principal amount as may be specified in the terms of that series, of all the notes to be due and payable immediately. That declaration may, under some circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the notes.

If, following an event of default with respect to any series of notes, the notes have been declared to be due and payable, the trustee may, in its discretion, notwithstanding the acceleration, elect to maintain possession of the collateral securing the notes and to continue to apply distributions on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal and interest on the notes as they would have become due if there had not been a declaration. In addition, the trustee may not sell or otherwise liquidate the collateral securing the notes following an event of default, unless:

            o the holders of 100% of the then aggregate outstanding amount of the notes consent to the sale,

            o the proceeds of the sale or liquidation are sufficient to pay in full the principal and accrued interest, due and unpaid, on the outstanding notes at the date of the sale, or

            o the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the notes as the payments would have become due if the notes had not been declared due and payable, and the trustee obtains the consent of the holders of 66 2/3% of the then aggregate outstanding amount of the notes.

In the event that the trustee liquidates the collateral in connection with an event of default involving a default for thirty (30) days or more in the payment of principal or interest on the notes of a series, the indenture provides that the trustee will have a prior lien on the proceeds of any liquidation for unpaid fees and expenses. As a result, in the event of a default, the amount available for distribution to the noteholders would be less than would otherwise be the case. However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the securityholders of the notes after the occurrence of an event of default.

Subject to the provisions of the indenture relating to the duties of the trustee, in case an event of default occurs and continues with respect to a series of notes, the trustee shall be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the noteholders, unless the noteholders offered to the trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with the request or direction. Subject to the provisions for indemnification and limitations contained in the indenture, the holders of a majority of the then aggregate outstanding amount of the notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the notes, and the holders of a majority of the then aggregate outstanding amount of the notes may, in some cases, waive any default, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the holders of the outstanding notes affected.

            The Trustee

The identity of the commercial bank, savings and loan association or trust company named as the trustee for each series of securities will be set forth in the prospectus supplement. The entity serving as trustee may have normal banking relationships with the depositor, the seller or the servicer. In addition, for the purpose of meeting the legal requirements of local jurisdictions, the trustee will have the power to appoint co-trustees or separate trustees of all or any part of the trust relating to a series of securities. In the event of an appointment of that type, all rights, powers, duties and obligations conferred or imposed upon the trustee by the Agreement relating to the series will be conferred or imposed upon the trustee and each separate trustee or co-trustee jointly, or, in any jurisdiction in which the trustee shall be incompetent or unqualified to perform some acts, singly upon the separate trustee or co-trustee who shall exercise and perform those rights, powers, duties and obligations solely at the direction of the trustee. The trustee may also appoint agents to perform any of the responsibilities of the trustee. The agents shall have any or all of the rights, powers, duties and obligations of the trustee conferred on them by that appointment; provided that the trustee shall continue to be responsible for its duties and obligations under the Agreement.

            Duties of the Trustee

The trustee makes no representations as to the validity or sufficiency of the Agreement, the securities or of any trust asset or related documents. If no event of default has occurred, the trustee is required to perform only those duties specifically required of it under the Agreement. Upon receipt of the various certificates, statements, reports or other instruments required to be furnished to it, the trustee is required to examine them to determine whether they are in the form required by the related Agreement; however, the trustee will not be responsible for the accuracy or content of any documents furnished by it or the securityholders to the servicer under the Agreement.

The trustee may be held liable for its failure to act in accordance with the standard of care specified in the prospectus supplement; provided, however, that the trustee will not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the securityholders in an event of default. The trustee is not required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the Agreement, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of those funds or adequate indemnity against that risk or liability is not reasonably assured to it.

            Resignation of Trustee

The trustee for a series may, upon written notice to the depositor, resign at any time, in which event the depositor will be obligated to use its best efforts to appoint a successor trustee. If no successor trustee has been appointed and has accepted the appointment within 30 days after giving notice of resignation, the resigning trustee may petition any court of competent jurisdiction for appointment of a successor trustee.

The trustee may also be removed at any time:

    o if the trustee ceases to be eligible to continue as trustee under the Agreement,

    o    if the trustee becomes insolvent, or

    o by the securityholders evidencing over 50% of the aggregate voting rights of the securities in the trust upon written notice to the trustee and to the depositor.

Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

            Amendment of Agreement

The Agreement for each series of securities may be amended by the parties to the Agreement, without notice to or consent of the securityholders:

            (a)  to cure any ambiguity,

            (b) to correct any defective provisions or to correct or supplement any provision,

            (c)  to add to the duties of the depositor, the trustee or servicer,

            (d) to add any other provisions with respect to matters or questions arising under the Agreement or related enhancement,

            (e) to add or amend any provisions of the Agreement as required by a rating agency in order to maintain or improve the rating of the securities, or

            (f) to comply with any requirement imposing by changes in accounting policies that do not materially impact the certificates or notes,

            (g)  to comply with any requirements imposed by the Code;

provided that any amendment except under clauses (f) and (g) above, will not adversely affect in any material respect the interests of any securityholders, as evidenced by an opinion of counsel. Any amendment, except under clauses (f) and (g) of the preceding sentence, shall be deemed not to adversely affect in any material respect the interests of any securityholder if the trustee receives written confirmation from each rating agency rating the securities that the amendment will not cause the rating agency to reduce the then current rating.

The Agreement may also be amended by the parties to the Agreement with the consent of the securityholders possessing not less than 51% of the aggregate outstanding principal amount of the securities, or if only some classes are affected by the amendment, 51% of the aggregate outstanding principal amount of each class affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or modifying in any manner the rights of securityholders; provided, however, that no amendment of that type may, without the consent of securityholders of 100% of the affected securities:

         (a) reduce the amount or delay the timing of payments on any security without the consent of the securityholder of the security or

         (b) reduce the percentage required to consent to any amendment of that type.

                  Voting Rights

The prospectus supplement will set forth the method of determining allocation of voting rights with respect to a series.

                  List of Securityholders

Upon written request of three or more securityholders of record, for purposes of communicating with other securityholders with respect to their rights under the Agreement, the trustee will afford the securityholders access during business hours to the most recent list of securityholders of that series held by the trustee. The request should be accompanied by a copy of the proposed communication.

No Agreement will provide for the holding of any annual or other meeting of securityholders.

                  REMIC Administrator

For any series with respect to which a REMIC election is made, preparation of reports and other administrative duties with respect to the trust may be performed by a REMIC administrator, who may be an affiliate of the depositor.

                  Termination

Pooling and Servicing Agreement; Servicing Agreement; Trust Agreement

The obligations created by the Pooling and Servicing Agreement, the Servicing Agreement or the Trust Agreement for a series will terminate upon the distribution to securityholders of all amounts distributable to them under the Agreement after the earlier of:

         o the later of the final payment or other liquidation of the last trust asset remaining in the trust and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure or repossession in respect of any trust asset or

         o the repurchase by the servicer or other entity specified in the prospectus supplement from the trustee of all trust assets and other property at that time subject to the Agreements.

The Agreements for each series permit, but do not require, the servicer or other entity specified in the prospectus supplement to purchase from the trust all remaining trust assets at a price equal to:

         o   100% of the aggregate principal balance of the trust assets,

         o plus, with respect to any property acquired in respect of a trust asset, if any, the outstanding principal balance of the related trust asset at the time of foreclosure,

         o minus related unreimbursed advances, or in the case of the trust assets, only to the extent not already reflected in the computation of the aggregate principal balance of the trust assets,

         o minus unreimbursed expenses that are reimbursable under the terms of the Agreement,

         o plus accrued interest at the weighted average rate on the trust assets through the last day of the due period in which the repurchase occurs;

provided, however, that if an election is made for treatment as a REMIC under the Code, the repurchase price may equal the greater of:

         o 100% of the aggregate principal balance of the trust assets, plus accrued interest thereon at the applicable net rates on the trust assets through the last day of the month of the repurchase and

         o the aggregate fair market value of the trust assets plus the fair market value of any property acquired in respect of a trust asset and remaining in the trust.

The exercise of the right will effect early retirement of the securities, but the right to purchase the trust assets only vests when the principal balance of the trust assets has been reduced to an amount set forth in the prospectus supplement. In no event, however, will the trust created by the

Agreements continue beyond the expiration of 21 years from the death of the last survivor of persons identified in the Agreements. For each series, the servicer or the trustee, as applicable, will give written notice of termination of the Agreements to each securityholder, and the final distribution will be made only upon surrender and cancellation of the securities at an office or agency specified in the notice of termination. If provided in the prospectus supplement, the depositor or another entity may effect an optional termination of the trust under the circumstances described in the prospectus supplement. See "Description of the Securities--Optional Redemption, Purchase of Trust Assets or Securities, Termination of Trust."

Indenture

The indenture will be discharged with respect to a series of notes, except with respect to continuing rights specified in the indenture, upon the delivery to the trustee for cancellation of all the notes or, with limitations, upon deposit with the trustee of funds sufficient for the payment in full of all of the notes.

In addition to that discharge with limitations, the indenture may provide that the trust will be discharged from any and all obligations in respect of the notes, except for some administrative duties, upon the deposit with the trustee of money or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the notes on the last scheduled distribution date and any installment of interest on the notes in accordance with the terms of the indenture and the notes. In the event of any defeasance and discharge of notes, noteholders would be able to look only to that money or direct obligations for payment of principal and interest, if any, on their notes until maturity.

LEGAL ASPECTS OF THE LOANS

The following discussion contains summaries of the material legal aspects of mortgage loans, home improvement installment sales contracts and home improvement installment loan agreements which are general in nature. Because some of these legal aspects are governed by applicable state law and each state's laws differ, the summaries do not purport to be complete nor reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the loans are situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the loans.

                  Mortgage Loans

The mortgage loans for a series will be, and some home improvement contracts for a series may be, secured by either mortgages or deeds of trust or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to a mortgage loan is located. The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by the instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. However, in some states the mortgage or deed of trust conveys legal title to the property to the mortgagee or to a trustee for the benefit of the mortgagee subject to a condition subsequent, that is, the payment of the indebtedness secured by that mortgage or deed of trust. It is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers and may also be subject to other liens under the laws of the jurisdiction in which the mortgaged property is located. Priority with respect to the instruments depends on their terms, the knowledge of the parties to the mortgage and on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a mortgage loan, the land trustee, as fee owner of the property, executes the mortgage and the borrower executes a separate undertaking to make payments on the mortgage note. A deed of trust transaction normally has three parties, the trustor, who is the borrower/property owner; the beneficiary, who is the lender; and the trustee, a third-party grantee. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust, typically with a power of sale, to the trustee to secure payment of the obligation. A deed to secure debt typically has two parties, under which the borrower, or grantor, conveys title to the real property to the grantee, or lender, typically with a power of sale, until the time when the debt is repaid. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the law of the state in which the real property is located, the express provisions of the mortgage, deed to secure debt or deed of trust, and, in some deed of trust transactions, the directions of the beneficiary.

                  Foreclosure on Mortgages

Foreclosure of a mortgage is usually accomplished by judicial action. Typically, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating and serving necessary parties, including borrowers located outside the jurisdiction in which the mortgaged property is located. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, under a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by non-judicial power of sale.

Foreclosure of a deed of trust or deed to secure debt is usually accomplished by a non-judicial trustee's or grantee's sale, as applicable, under a specific provision in the deed of trust or deed to secure debt which authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust or deed to secure debt. In some states, foreclosure of a deed of trust or deed to secure debt also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee or grantee, as applicable, must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee or grantee, as applicable, in some states, prior to the sale, must provide notice to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust or deed to secure debt is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers in a specified manner prior to the date of sale. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. In some states, the borrower/trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In most cases, in those states, the trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. State law usually controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property, recorded and sent to all parties having an interest in the real property.

An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Typically, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and, in certain circumstances, deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct so as to warrant a court of equity to refuse affirmative relief to the mortgagee. Under some circumstances a court of equity may relieve the mortgagor from an entirely technical default where the default was not willful.

A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counter-claims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and the sale occurred while the mortgagor was insolvent and within one year, or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law, of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

In the case of foreclosure under either a mortgage, deed of trust or deed to secure debt, the sale by the referee or other designated officer or by the trustee or grantee, as applicable, is a public sale. However, because of the difficulty potential third party purchasers at the sale have in determining the exact status of title, and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee, referee or grantee, as applicable, for an amount which may be less than or equal to the unpaid principal amount of the mortgage note secured by the mortgage, deed of trust or deed to secure debt plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where a deficiency judgment is available. In the same states, there is often a statutory minimum purchase price which the lender may offer for the property and generally, state law controls the amount of foreclosure costs and expenses, including attorneys' fees, which may be recovered by a lender. After that redemption period, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property and, in some states, the lender may be entitled to a deficiency judgment. In some cases, a deficiency judgment may be pursued in lieu of foreclosure. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

                  Environmental Risks

Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of some states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states a lien of that type has priority over the lien of an existing mortgage against the property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the EPA may impose a lien on property where the EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

Under the laws of some states, and under CERCLA, it is conceivable that a secured lender may be held liable as an owner or operator for the costs of addressing releases or threatened releases of hazardous substances at a mortgaged property, even though the environmental damage or threat was caused by a prior or current owner or operator. CERCLA imposes strict, as well as joint and several, liability for those costs on several classes of potentially responsible parties, including current owners and operators of the property who did not necessarily cause or contribute to the contamination. Furthermore, liability under CERCLA is not limited to the original or unamortized principal balance of a loan or to the value of the property securing the loan. However, CERCLA excludes from the definition of "owner or operator" a secured creditor who holds indicia of ownership primarily to protect its security interest (the "Secured Creditor Exclusion"). Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an owner or operator under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment, including leasing the facility or property to a third party, or fails to market the property in a timely fashion.

If a lender is or becomes liable, it can bring an action for contribution against any other responsible parties, including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial and may result in a loss to securityholders.

Other federal and state laws in some circumstances may impose liability on a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property on which contaminants other than CERCLA hazardous substances are present, including petroleum, agricultural chemicals, hazardous wastes, asbestos, radon and lead-based paint. These cleanup costs may be substantial. It is possible that the cleanup costs could become a liability of a trust and reduce the amounts otherwise distributable to the holders of the series of securities.

CERCLA does not apply to petroleum products, and the Secured Creditor Exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground petroleum storage tanks, except heating oil tanks. The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under this rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. In addition, under the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, the protections accorded to lenders under CERCLA are also accorded to holders of security interests in underground tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

Whether actions taken by a lender would constitute participation in the management of a mortgaged property, or the business of a borrower, so as to render the Secured Creditor Exclusion unavailable to a lender has been a matter of judicial interpretation of the statutory language, and court decisions have been inconsistent. In 1990, the Court of Appeals for the Eleventh Circuit suggested that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the Secured Creditor Exclusion to the lender.

This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, which was signed into law by President Clinton on September 30, 1996. The new legislation provides that in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property or the borrower. The legislation also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the Secured Creditor Exclusion only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property.

Traditionally, many residential mortgage lenders have not taken steps to evaluate whether contaminants are present on any mortgaged property prior to the origination of the loan or prior



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

to foreclosure or accepting a deed-in-lieu of foreclosure. Accordingly, the depositor has not made and will not make these evaluations, or will make only very limited environmental assessments, prior to the origination of the loans. Neither the depositor nor any replacement servicer will be required by any agreement to undertake any of these evaluations prior to foreclosure or accepting a deed-in-lieu of foreclosure. The depositor does not make any representations or warranties or assume any liability for the absence or effect of contaminants on any related real property or any casualty resulting from the presence or effect of contaminants. However, the depositor will not be obligated to foreclose on related real property or accept a deed-in-lieu of foreclosure if it knows or reasonably believes that there are material contaminated conditions on the property. A failure so to foreclose may reduce the amounts otherwise available to securityholders of the related series.

                  Rights of Redemption

In some states, after sale under a deed of trust or deed to secure debt or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust or deed to secure debt. Consequently, the practical effect of a right of redemption is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

                  Junior Mortgages; Rights of Senior Mortgages

The mortgage loans comprising or underlying the trust assets included in the trust for a series will be secured by mortgages or deeds of trust which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the trust, and therefore the securityholders, as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor, extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, either reinstates or satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full or, in some states, may cure the default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee. Where applicable law or the terms of the senior mortgage or deed of trust do not require notice of default to the junior mortgagee, the lack of any notice may prevent the junior mortgagee from exercising any right to reinstate the loan that applicable law may provide.

The standard form of the mortgage, deed to secure debt or deed of trust used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage, deed to secure debt or deed of trust, in the order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under the senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of junior mortgages in the order of their priority.

Another provision sometimes found in the form of the mortgage, deed to secure debt or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste of the property, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee or beneficiary is given the right under some mortgages, deeds to secure debt or deeds of trust to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the senior mortgagee become part of the indebtedness secured by the senior mortgage.

The form of credit line, deed of trust or mortgage used by most institutional lenders which make HELOC loans typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the borrower by the beneficiary or lender are to be secured by the deed of trust or mortgage. The priority of the lien securing any advance made under the clause depends in most states on whether the deed of trust or mortgage is called and recorded as a credit line deed of trust or mortgage. If the beneficiary or lender advances additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the deed of trust or mortgage, notwithstanding the fact that there may be junior deed of trusts or mortgages and other liens which intervene between the date of recording of the deed of trust or mortgage and the date of the future advance, and notwithstanding that the beneficiary or lender had actual knowledge of the intervening junior deed of trusts or mortgages and other liens at the time of the advance. In most states, the deed of trust or mortgage lien securing mortgage loans of the type which includes HELOCS applies retroactively to the date of the original recording of the deed of trust or mortgage, provided that the total amount of advances under the home equity credit line does not exceed the maximum specified principal amount of the recorded deed of trust or mortgage, except as to advances made after receipt by the lender of a written notice of lien from a judgment lien creditor of the trustor.

When the borrower encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the borrower and the senior loan does not, a borrower may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or



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

impair the junior lender's security may, in limited circumstances, create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent an existing junior lender is disadvantaged by the borrower's additional burden. Third, if the borrower defaults on the senior loan or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceeds by the senior lender.

                  Anti-Deficiency Legislation and the Bankruptcy Code

Some states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust, a mortgagee under a mortgage or a grantee under a deed to secure debt and afford relief to debtors, which may interfere with or affect the ability of the secured lender to realize upon the collateral or enforce a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender.

In the case of a loan secured by a property owned by a trust where the mortgage note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust or deed to secure debt, even if obtainable under applicable law, may be of little value to the beneficiary, guarantee or mortgagee if there are not trust assets against which the deficiency judgment may be executed. Some state statutes require the beneficiary, grantee or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In some other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on the personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bring a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is to prevent a beneficiary, grantee or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to fully realize upon its collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through a rehabilitative plan to cure a monetary default with respect to a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and foreclosure proceedings had



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

occurred prior to the filing of the bankruptcy petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by permitting the obligor to pay arrearages over a number of years.

Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan may be modified. These courts have held that these modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering or extending the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. In most cases, however, the terms of the loan secured only by a mortgage on real property that is the debtor's principal residence may not be modified under a plan confirmed under Chapter 13 except for mortgage payment arrearages, which may be cured within a reasonable time period.

In a case under the Bankruptcy Code, the lender is precluded from foreclosing or taking other collection or enforcement action without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral. The priority of the loan may be subordinated to bankruptcy court-approved financing. Payments made on the loan during the 90 days preceding the bankruptcy filing may have to be returned to the borrower as avoidable preferences. Additionally, the bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed bankruptcy plans.

Applicable law provides priority to some tax liens over the lien of a mortgage deed to secure debt or deed of trust. This may delay or interfere with the enforcement of rights in respect of a defaulted loan. In addition, substantive requirements are imposed upon lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. The laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal laws impose specific statutory liabilities upon lenders who originate loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans. In particular, an originator's failure to comply with the Truth-in-Lending Act could subject the trust (and other assignees of the loans) to monetary penalties and could result in a rescission of a loan with respect to either the trust or subsequent holders of the loans.

                  Due-On-Sale Clauses In Mortgage Loans

Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real property securing the loan without the lender's prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St. Germain Depository Institutions Act typically preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms. As a result, due-on-sale clauses have



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

become enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of these clauses with respect to mortgage loans that were:

         o originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and

         o originated by lenders other than national banks, federal savings institutions and federal credit unions.

Freddie Mac has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states, i.e., Arizona, Michigan, Minnesota, New Mexico and Utah, have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to some categories of window period loans. The Garn-St. Germain Act also prescribes nine specific instances in which a mortgage lender covered by the Garn-St. Germain Act may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, some transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St. Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan under a due-on-sale clause.

In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under some circumstances, be eliminated in any modified mortgage resulting from the bankruptcy proceeding.

                  Enforceability of Prepayment and Late Payment Fees

Forms of notes, mortgages, deeds to secure debt and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In some states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments.

In addition, under federal bankruptcy law, prepayment fees and late payment fees may not be enforceable in bankruptcy proceedings and may, under some circumstances, be eliminated in any modified mortgage resulting from the bankruptcy proceeding.

                  Equitable Limitations on Remedies

In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, including the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. Some mortgage loans, depending upon the entity that originated them, may be subject to limitations or prohibitions on the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of those mortgage loans.

                  Applicability of Usury Laws

Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V"), provides that state usury limitations shall not apply to some types of residential first mortgage loans originated by some lenders after March 31, 1980. Similar federal statutes were in effect with respect to mortgage loans made during the first three months of 1980. Title V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of the state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted that type of law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits or to limit discount points or other charges.

Usury limits apply to junior loans in many states. Any applicable usury limits in effect at origination will be reflected in the maximum interest rates for the trust assets, as described in the prospectus supplement.

In most cases, the seller of a loan will have represented that the loan was originated in compliance with then applicable state laws, including usury laws, in all material respects. However, the interest rates on the loans will be subject to applicable usury laws as in effect from time to time.

                  The Home Improvement and Manufactured Housing Contracts

General

The home improvement and manufactured housing contracts, other than those contracts that are unsecured or secured by mortgages on real estate are "chattel paper" or constitute "purchase money security interests" each as defined in the UCC. These home improvement contracts are referred to in this section as "contracts". Under the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related Agreement, the depositor will transfer physical possession of the contracts to the trustee or a designated custodian or may retain possession of the contracts as custodian for the trustee. In addition, the depositor will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the trustee's ownership of the contracts. Typically, the contracts will not be stamped or otherwise marked to reflect their assignment from the depositor to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of the assignment, the trustee's interest in the contracts could be defeated.

Security Interests in Home Improvements

The contracts that are secured by the financed home improvements grant to the originator of the contracts a purchase money security interest in the home improvements to secure all or part of the purchase price of the home improvements and related services. A financing statement typically is not required to be filed to perfect a purchase money security interest in consumer goods. The purchase money security interests are assignable. A purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of the collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in the home improvement must be perfected by a timely fixture filing. Under the UCC, a security interest usually does not exist in ordinary building material incorporated into an improvement on land. Home improvement contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose that characterization, upon incorporation of those materials into the related property, will not be secured by a purchase money security interest in the home improvement being financed.

Security Interests in the Manufactured Homes

The manufactured homes securing the manufactured housing contracts may be located in all fifty states and the District of Columbia. Security interests in manufactured homes may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some nontitle states, perfection pursuant to the provisions of the UCC is required. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under some circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the manufactured home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the secured party must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the manufactured home is located. If so specified in the related prospectus supplement, the manufactured housing contracts may contain provisions prohibiting the borrower from permanently attaching the manufactured home to its site. So long as the borrower does not violate this agreement, a security interest in the manufactured home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the manufactured home. If, however, a manufactured home is permanently attached to its site, the related lender may be required to perfect a security interest in the manufactured home under applicable real estate laws.

In the event that the owner of a manufactured home moves it to a state other than the state in which the manufactured home initially is registered, under the laws of most states the perfected security interest in the manufactured home would continue for four months after the relocation and thereafter only if and after the owner re-registers the manufactured home in the state to which the owner moved. If the owner were to relocate a manufactured home to another state and not re-register the manufactured home in that state, and if steps are not taken to re-perfect a security interest in that state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home; accordingly, the secured party must surrender possession if it holds the certificate of title to the manufactured home or, in the case of manufactured homes registered in states which provide for notation of lien on the certificate of title, notice of surrender would be given to the secured party noted on the certificate of title. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection.

Under the laws of most states, liens for repairs performed on a manufactured home and liens for personal property taxes take priority over a perfected security interest in the manufactured homes.

Enforcement of Security Interest in Home Improvements and Manufactured Homes

So long as the home improvement or manufactured home has not become subject to the real estate law, a creditor can repossess a home improvement or manufactured home securing a contract by voluntary surrender, by self-help repossession that is peaceful or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting a repossession sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem it at or before the resale.

Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

Other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.



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

Consumer Protection Laws

The so-called "holder-in-due-course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction and related lenders and assignees to transfer the contract free of notice of claims by the debtor. The effect of this rule is to subject the assignee of a contract, including the trust with respect to the loans, to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the trustee against the obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending under the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract. If the trust includes loans subject to these laws, it may be subject to all of the claims and defenses which the borrower could assert against the seller.

Applicability of Usury Laws

Title V provides that, with the following conditions, state usury limitations shall not apply to any contract which is secured by a first lien on some kinds of consumer goods. The contracts would be covered if they satisfy conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted that type of law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

                  Installment Contracts

The loans may also consist of installment contracts secured by real property for purposes of the laws of the state in which the property is located. Under an installment contract the seller (referred to in this section as the "lender") retains legal title to the property and enters into an agreement with the purchaser (referred to in this section as the "borrower") for the payment of the purchase price, plus interest, over the term of the contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the installment contract, the borrower is typically responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

The method of enforcing the rights of the lender under an installment contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able under state statute, to enforce the contract strictly according to the terms. The terms of installment contracts typically provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in that situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an installment contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under those statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the installment contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause.

In most cases, the lender's procedures for obtaining possession and clear title under an installment contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

                  Soldiers' and Sailors' Civil Relief Act of 1940

Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service:

o are entitled to have interest rates reduced and capped at 6% per annum, on obligations, including loans, incurred prior to the commencement of military service for the duration of military service,

o may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on those obligations entered into prior to military service for the duration of military service and

o may have the maturity of those obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service.

However, the benefits noted above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with the obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a loan included in a trust for a series is relieved under the Soldiers' and Sailors' Civil Relief Act of 1940, none of the trust, the servicer, the depositor nor the trustee will be required to advance those amounts, and any consequent loss may reduce the amounts available to be paid to the holders of the certificates of that series. As specified in the prospectus supplement, any shortfalls in interest collections on loans or underlying loans relating


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

to the Private Securities, as applicable, included in a trust for a series resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940 will be allocated to each class of securities of the series that is entitled to receive interest in respect of the loans or underlying loans in proportion to the interest that each class of securities would have otherwise been entitled to receive in respect of the loans or underlying loans had the interest shortfall not occurred.

                  Consumer Protection Laws

Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with originating, servicing and enforcing loans secured by residential properties. Theses laws include the federal Truth-in-Lending Act and Regulation Z, Real Estate Settlement Procedures Act and Regulation B, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. In particular, Regulation Z requires disclosures to borrowers regarding terms of the loans; the Equal Credit Opportunity Act and Regulation B prohibit discrimination in the extension of credit on the basis of age, race, color, sex, religion, martial status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act; and the Fair Credit Reporting Act regulates the use and reporting of information related to the borrower's credit experience. These laws impose specific statutory liabilities upon lenders who fail to comply therewith. In addition, violations of these laws may limit the ability of the servicer to collect all or part of the principal of or interest on the loans and could subject the servicer and in some cases its assignees to damages and administrative enforcement.

LEGAL ASPECTS OF THE POOLED SECURITIES

The following discussion contains summaries of the certain legal aspects of pooled securities which are general in nature. Because some of these legal aspects are governed by applicable state law and each state's laws differ, the summaries do not purport to be complete nor reflect the laws of any particular state, nor encompass the laws of all states which may be applicable to the pooled securities, or the sellers or depositors with respect thereto. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the pooled securities.

The pooled securities will generally consist of interests in or notes issued by a trust, whose assets include mortgages or other assets that will be substantially similar to the trust assets described in this prospectus. The assets of a pooled security will generally be originated or purchased by the sponsor of the pooled securities (referred to in this section as the "sponsor"). The sponsor will transfer those assets, directly or indirectly, to a trust. The sponsor will treat the transfer of such assets as a sale for accounting purposes. As a sale of assets by the sponsor, the assets would not be part of the sponsor's bankruptcy estate and would not be available to the sponsor's creditors. However, in the event of the insolvency of the sponsor, it is possible that the bankruptcy trustee or a creditor of the sponsor may attempt to recharacterize the sale of the assets as a borrowing by the sponsor, secured by a pledge of the assets. This position, if argued before or accepted by a court, could prevent timely payments of amounts due on the pooled securities and a reduction of payments on the pooled securities, which in turn could result and result in a delay or reduction of payments due on the Securities of the related series.

USE OF PROCEEDS

The depositor will apply all or substantially all of the net proceeds from the sale of each series of securities for one or more of the following purposes:

               o  to purchase the trust assets,

               o to establish any reserve funds described in the prospectus supplement,

               o to pay costs of structuring and issuing the securities, including the costs of obtaining enhancement, if any, and

               o  for general corporate purposes.

If specified in the prospectus supplement, the purchase of the trust assets for a series may be effected by an exchange of securities with the seller of the trust assets.

FEDERAL INCOME TAX CONSEQUENCES

                  General

The following is a summary of the material federal income tax consequences of the purchase, ownership, and disposition of the securities and is based on advice of tax counsel. The summary is based upon the provisions and regulations of the Code, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which may change or be interpreted differently. The statutory provisions, regulations, and interpretations on which this interpretation is based may change, and those changes could apply retroactively.

The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, including investors that may be subject to special treatment under federal income tax laws, including:

               o  financial institutions,

               o  banks,

               o  insurance companies,

               o  tax-exempt entities,

               o  regulated investment companies,

               o  dealers in securities or currencies,

               o persons holding the securities as a hedge against currency risks or as a position in a "straddle" for tax purposes,

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

               o  or persons whose functional currency is not the U.S. dollar.

This summary focuses primarily upon investors who will hold securities as capital assets within the meaning of Section 1221 of the Code, but much of the discussion is applicable to other investors as well. We suggest that prospective investors consult their tax advisers concerning the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the securities.

The federal income tax consequences to holders will vary depending on whether

               o  the securities are classified as indebtedness;

               o an election is made to treat the trust as a REMIC under the Internal Revenue Code of 1986;

               o the securities represent an ownership interest in some or all of the trust assets; or

               o  an election is made to treat the trust as a partnership.

In all cases, each trust fund will be structured so as not to be subject to an entity level tax, and Sidley Austin Brown & Wood LLP is of the opinion that each trust fund will not be characterized as an association, or publicly traded partnership or taxable mortgage pool, taxable as a corporation.

The prospectus supplement will specify how the securities will be treated for federal income tax purposes and will discuss whether a REMIC election will be made.

                  Opinions

Tax counsel is of the opinion that:

         (a) If a prospectus supplement indicates that one or more classes of securities of the related series are to be treated as indebtedness for federal income tax purposes, assuming that all of the provisions of the applicable agreement are complied with, the securities so designated will be considered indebtedness of the trust fund for federal income tax purposes;

         (b) If a prospectus supplement indicates that one or more REMIC elections will be made with respect to the related trust fund, assuming that these REMIC elections are timely made and all of the provisions of the applicable Agreement are complied with:

             (1) each segregated pool of assets specified in the applicable Agreement will constitute a REMIC for federal income tax purposes,

             (2) the class or classes of securities of the related series which are designated as "regular interests" in the related prospectus supplement will be considered regular interests in a REMIC and as debt for federal income tax purposes and

             (3) the class of securities of the related series which is designated as the residual interest in the related prospectus supplement will be considered the sole class of "residual interests" in the applicable REMIC for federal income tax purposes;

         (c) If a prospectus supplement indicates that a trust fund will be treated as a grantor trust for federal income tax purposes, assuming compliance with all of the provisions of the applicable Agreement,

             (1) the trust fund will be considered to be a grantor trust under Subpart E, Part 1 of Subchapter J of the Code and will not be considered to be an association taxable as a corporation and

             (2) a holder of the related securities will be treated for federal income tax purposes as the owner of an undivided interest in the assets included in the trust fund; and

         (d) If a prospectus supplement indicates that a trust fund is to be treated as a partnership for federal income tax purposes, assuming that all of the provisions of the applicable Agreements are complied with, that trust fund will be considered to be a partnership for federal income tax purposes and will not be considered to be an association or publicly traded partnership taxable as a corporation.

Each opinion is an expression of an opinion only, is not a guarantee of results and is not binding on the Internal Revenue Service or any third party.

                  Taxation of Debt Securities

Status as Real Property Loans

If one or more REMIC elections have been made with respect to the trust fund or if the prospectus supplement indicates that the trust fund will be treated as a grantor trust, tax counsel typically will have advised the depositor that:

         o securities held by a domestic building and loan association will constitute "loans *** secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v); and

         o securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(B) and interest on these securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B).

Interest and Acquisition Discount

Securities representing regular interests in a REMIC usually are taxable to holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the regular interest securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the holder's normal accounting method. Interest, other than original issue discount, on securities, other than regular interest securities, that are characterized as indebtedness for federal income tax purposes will be includible in income by holders in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and regular interest securities will be referred to collectively as debt securities.

Debt securities that are compound interest securities will, and other debt securities may, be issued with original issue discount, which we refer to as "OID." The following discussion is based in part on the rules governing OID which are set forth in Sections 1271 through 1275 of the Code and the Treasury regulations issued thereunder, which we refer to as the "OID Regulations." A holder should be aware, however, that the OID Regulations do not adequately address some issues relevant to prepayable securities, such as the debt securities.

OID typically will equal the difference between the stated redemption price at maturity of a debt security and its issue price. A holder of a debt security must include OID in gross income as ordinary interest income as it accrues under an accrual method of accounting. OID typically must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a debt security will be considered to be zero if it is less than a "de minimis" amount as determined under the Code.

The issue price of a debt security is the first price at which a substantial amount of debt securities of that class are sold to the public, excluding bond houses, brokers, underwriters or wholesalers. If less than a substantial amount of a particular class of debt securities is sold for cash on or prior to the closing date, the issue price for the class will be treated as the fair market value of the class on the closing date. The issue price of a debt security also includes the amount paid by an initial debt security holder for accrued interest that relates to a period prior to the issue date of the debt security. The stated redemption price at maturity of a debt security includes the original principal amount of the debt security, but usually will not include anticipated distributions of interest if those distributions constitute "qualified stated interest."

Under the OID Regulations, qualified stated interest means interest that is unconditionally payable at intervals of one year or less during the entire term of the debt security payable at a single fixed rate or qualified variable rate that is unconditionally payable at intervals of one year or less during the entire term of the debt security. The OID Regulations state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Some debt securities may provide for default remedies in the event of late payment or nonpayment of interest. The interest on those debt securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, if debt securities do not provide for default remedies, the interest payments will be included in the debt security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on debt securities on which deferred interest will accrue will not constitute qualified stated interest payments and will be part of the stated redemption price at maturity of those debt securities. If the interval between the issue date and the first distribution date on a debt security is either longer or shorter than the interval between subsequent distribution dates, all or part of



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

the interest foregone, in the case of the longer interval, and all of the additional interest, in the case of the shorter interval, will be included in the stated redemption price at maturity and tested under the de minimis rule described in the next paragraph. In the case of a debt security with a long first period which has more than de minimis OID, all stated interest in excess of interest payable at the effective interest rate for the long first period will be included in the stated redemption price at maturity and the debt security will usually have OID. We suggest that holders of debt securities consult their tax advisors to determine the issue price and stated redemption price at maturity of a debt security.

Under the de minimis rule, OID on a debt security will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the debt security multiplied by the weighted average maturity of the debt security. For this purpose, the weighted average maturity of the debt security is computed as the sum of the amounts determined by multiplying the number of full years from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made, by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the debt security and the denominator of which is the stated redemption price at maturity of the debt security. Holders usually must report de minimis OID pro rata as principal payments are received, and that income will be capital gain if the debt security is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant yield method. This election is irrevocable without IRS consent and will affect other securities held or acquired by the holder. It should only be made after consulting a tax advisor.

Debt securities may provide for interest based on a qualified variable rate. Under the OID Regulations, interest is typically treated as payable at a qualified variable rate and not as contingent interest if,

o    the interest is unconditionally payable at least annually,

o the issue price of the debt instrument does not exceed the total noncontingent principal payments and

o interest is based on a qualified floating rate, an objective rate, or a combination of qualified floating rates that do not operate in a manner that significantly accelerates or defers interest payments on the debt security.

In the case of compound interest securities, some interest weighted securities, and other debt securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price.

The IRS has issued final regulations governing the calculation of OID on instruments having contingent interest payments. The regulations specifically do not apply for purposes of calculating OID on debt instruments subject to Code
Section 1272(a)(6), such as the debt securities. Additionally, the OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6). Until the Treasury issues guidance to the contrary, the trustee intends to base its computation on Code Section 1272(a)(6) and the OID Regulations as described in this Prospectus. However, because no regulatory guidance currently exists under Code Section

1272(a)(6), there can be no assurance that this methodology represents the correct manner of calculating OID.

The holder of a debt security issued with OID must include in gross income, for all days during its taxable year on which it holds the debt security, the sum of the "daily portions" of the OID. The amount of OID includible in income by a holder will be computed by allocating to each day during a taxable year a pro rata portion of the OID that accrued during the relevant accrual period. In the case of a debt security that is not a regular interest security and the principal payments on which are not subject to acceleration resulting from prepayments on the loans, the amount of OID includible in income of a holder for an accrual period, which typically is the period over which interest accrues on the debt instrument, will equal the product of the yield to maturity of the debt security and the adjusted issue price of the debt security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals of OID, reduced by the total payments (other than qualified stated interest payments) made with respect to the debt security in all prior periods.

The amount of OID to be included in income with respect to a debt instrument that is subject to acceleration due to prepayments on other debt obligations securing those instruments, is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument. The amount of OID that will accrue during an accrual period on a this type of security is the excess, if any, of the sum of:

    o the present value of all payments remaining to be made on the security as of the close of the accrual period, and

    o the payments during the accrual period of amounts included in the stated redemption price of the security, over the adjusted issue price of the security at the beginning of the accrual period.

The present value of the remaining payments is to be determined on the basis of three factors:

    o the original yield to maturity of the pay-through security, which is determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period,

    o    events which have occurred before the end of the accrual period, and

    o the assumption that the remaining payments will be made in accordance with the original prepayment assumption.

The effect of this method is to increase the portions of OID required to be included in income by a holder to take into account prepayments with respect to the loans at a rate that exceeds the prepayment assumption, and to decrease, but not below zero for any period, the portions of OID required to be included in income by a holder of this type of security to take into account prepayments with respect to the loans at a rate that is slower than the prepayment assumption. Although OID will be reported to holders of these securities based on the prepayment assumption, no representation is made to holders that loans will be prepaid at that rate or at any other rate.

The depositor may adjust the accrual of OID on a class of regular interest securities or other regular interests in a REMIC in a manner that it believes to be appropriate, to take account of realized losses on the loans, although the OID Regulations do not provide for those adjustments. If the IRS were to require that OID be accrued without the adjustments, the rate of accrual of OID for a class of regular interest securities could increase.

Some classes of regular interest securities may represent more than one class of REMIC regular interests. As specified in the prospectus supplement, the trustee intends, based on the OID Regulations, to calculate OID on these securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

A subsequent holder of a debt security will also be required to include OID in gross income, but a holder who purchases that debt security for an amount that exceeds its adjusted issue price will be entitled, as will an initial holder who pays more than a debt security's issue price, to offset that OID by comparable economic accruals of portions of the excess.

Effects of Defaults and Delinquencies

Holders will be required to report income with respect to the securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the loans, except possibly to the extent that it can be established that those amounts are uncollectible. As a result, the amount of income, including OID, reported by a holder of that security in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss, or will be allowed to report a lesser amount of income, to the extent that the aggregate amount of distributions on the securities is reduced as a result of a loan default. However, the timing and character of the losses or reductions in income are uncertain and, accordingly, we suggest that holders of securities consult their own tax advisors on this point.

Interest Weighted Securities

It is not clear how income should be accrued with respect to regular interest securities or stripped securities, which we define under "-Tax Status as a Grantor Trust; General", the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on loans underlying pass-through securities which we refer to interest weighted securities. The depositor intends to take the position that all of the income derived from an interest weighted security should be treated as OID and that the amount and rate of accrual of the OID should be calculated by treating the interest weighted security as a compound interest security. However, in the case of interest weighted securities that are entitled to some payments of principal and that are regular interest securities the IRS could assert that income derived from an interest weighted security should be calculated as if the security were a security purchased at a premium equal to the excess of the price paid by the holder for the security over its stated principal amount, if any. Under this approach, a holder would be entitled to amortize the premium only if it has in effect an election under Section 171 of the Code with


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

respect to all taxable debt instruments held by the holder. Alternatively, the IRS could assert that an interest weighted security should be taxable under the rules governing bonds issued with contingent payments. That treatment may be more likely in the case of interest weighted securities that are stripped securities. See "-Tax Status as a Grantor Trust-Discount or Premium on Pass-Through Securities."

Variable Rate Debt Securities

In the case of debt securities bearing interest at a rate that varies directly, according to a fixed formula, with an objective index, it appears that

         o  the yield to maturity of those debt securities, and

         o in the case of pay-through securities, the present value of all payments remaining to be made on those debt securities,

should be calculated as if the interest index remained at its value as of the issue date of those securities.

Because the proper method of adjusting accruals of OID on a variable rate debt security is uncertain, we suggest that holders of variable rate debt securities consult their tax advisers regarding the appropriate treatment of the securities for federal income tax purposes.

Market Discount

A purchaser of a security may be subject to the market discount rules of Sections 1276 through 1278 of the Code. A holder that acquires a debt security with more than a prescribed de minimis amount of market discount, which usually is the excess of the principal amount of the debt security over the purchaser's purchase price, will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the debt security received in that month and, if the securities are sold, the gain realized. Market discount would accrue in a manner to be provided in Treasury regulations but, until regulations are issued, market discount typically would accrue either:

         o on the basis of a constant yield, in the case of a security subject to prepayment, taking into account a prepayment assumption, or

         o in the ratio of (a) in the case of securities or the loans underlying pass-through securities that have not been originally issued with OID, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of securities or the loans underlying pass-through securities originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

Section 1277 of the Code provides that, regardless of the origination date of the debt security or the loans for a pass-through security, the excess of interest paid or accrued to purchase or carry a security or the underlying loans for a pass-through security with market discount over interest received on the security is allowed as a current deduction only to the extent the excess is greater than the market discount that accrued during the taxable year in which interest expense was



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

incurred. The deferred portion of any interest expense usually will be deductible when market discount is included in income, including upon the sale, disposition, or repayment of the security or an underlying loan for a pass-through security. A holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by holder during the taxable year the election is made and after, in which case the interest deferral rule will not apply.

This election is irrevocable without IRS consent and will affect other securities held or acquired by the holder. It should only be made after consulting with a tax advisor.

Premium

A holder who purchases a debt security, other than an interest weighted security as described under "--Taxation of Debt Securities; Interest Weighted Securities," at a cost greater than its stated redemption price at maturity, usually will be considered to have purchased the security at a premium, which it may elect to amortize as an offset to interest income on the security, and not as a separate deduction item, on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the securities have been issued, the legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a class of pay-through securities will be calculated using the prepayment assumption used in pricing. If a holder makes an election to amortize premium on a debt security, the election will apply to all taxable debt instruments, including all REMIC regular interests and all pass-through securities representing ownership interests in a trust holding debt obligations, held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired after by the holder, and will be irrevocable without the consent of the IRS. We suggest that purchasers who pay a premium for the securities consult their tax advisers regarding the election to amortize premium and the method to be employed. The IRS has issued final regulations dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6) such as the securities. Absent further guidance from the IRS, the trustee intends to account for amortizable bond premium in the manner described above. We suggest that prospective purchasers of the securities consult their tax advisors regarding the possible application of these regulations.

Election to Treat All Interest as Original Issue Discount

The OID Regulations permit a holder of a debt security to elect to accrue all interest, discount, including de minimis market or OID, and premium income as interest, based on a constant yield method. If an election were to be made with respect to a debt security with market discount, the holder of the debt security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the holder of the debt security acquires during or after the year of the election. Similarly, a holder of a debt security that makes this election for a debt security that is acquired at a premium will be deemed to have made an election to amortize bond premium for all debt instruments having amortizable bond premium that the holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method for a debt security is irrevocable. It should only be made after consulting with a tax advisor.


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

                      Taxation of the REMIC and its Holders

In the opinion of tax counsel, if a REMIC election is made with respect to a series of securities, then the arrangement by which the securities of that series are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as regular interests or residual interests in a REMIC, as specified in the prospectus supplement.

If a REMIC election is made with respect to a series of securities,

         o securities held by a domestic building and loan association typically will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi), assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property," and other types of assets described in Code Section 7701(a)(19)(C); and

         o securities held by a real estate investment trust typically will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(B), and income with respect to the securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B), assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets.

If less than 95% of the REMIC's assets consist of the qualifying assets described above, then a security will be a qualifying asset and produce qualifying income in the proportion that REMIC assets are qualifying assets.

                  REMIC Expenses; Single Class REMICs

All of the expenses of a REMIC usually will be taken into account by holders of the residual interest securities. In the case of a single class REMIC, however, the expenses will be allocated, under Treasury regulations, among the holders of the regular interest securities and the holders of the residual interest securities, on a daily basis in proportion to the relative amounts of income accruing to each holder on that day. In the case of a holder of a regular interest security that is an individual or a pass-through interest holder (including some pass-through entities but not real estate investment trusts) expenses will be deductible only to the extent that expenses, plus other "miscellaneous itemized deductions" of the holder, exceed 2% of the holder's adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation for _____) will be reduced by the lesser of:

o    3% of the excess of adjusted gross income over the applicable amount, or

o 80% of the amount of itemized deductions otherwise allowable for the taxable year.

The reduction or disallowance of this deduction may have a significant impact on the yield of the regular interest security to this type of holder. A single class REMIC is one that either:


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

o would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

o is similar to a trust and which is structured with the principal purpose of avoiding the single class REMIC rules.

As specified in the prospectus supplement, the expenses of the REMIC will be allocated to holders of the related residual interest securities.

         Sale or Exchange

In addition, gain from the disposition of a regular interest security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of the amount that would have been includible in the holder's income if the yield on the regular interest security had equaled 110% of the applicable federal rate as of the beginning of the holder's holding period, over the amount of ordinary income actually recognized by the holder on the regular interest security.

         Taxation of the REMIC

General

Although a REMIC is a separate entity for federal income tax purposes, a REMIC usually is not subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the holders of residual interests. As described in "--Taxation of Debt Securities; Interest and Acquisition Discount," the regular interests usually are taxable as debt of the REMIC.

Calculation of REMIC Income

The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with adjustments. The taxable income or net loss typically will be the difference between

o the gross income produced by the REMIC's assets, including stated interest and any OID or market discount on loans and other assets, and

o deductions, including stated interest and OID accrued on regular interest securities, amortization of any premium with respect to loans, and servicing fees and other expenses of the REMIC.

A holder of a residual interest security that is an individual or a pass-through interest holder (including some pass-through entities but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that the expenses, when aggregated with the holder's other miscellaneous itemized deductions for that year, do not exceed two percent of the holder's adjusted gross income.



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

For purposes of computing its taxable income or net loss, the REMIC will have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the day that the interests are issued, which we refer to as the "start up day." The aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to loans originated after July 18, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on the loans will be equivalent to the method under which holders of pay-through securities accrue OID, that is, under the constant yield method taking into account the prepayment assumption. The REMIC will deduct OID on the regular interest securities in the same manner that the holders of the regular interest securities include the discount in income, but without regard to the de minimis rules. See "Taxation of Debt Securities." However, a REMIC that acquires loans at a market discount must include the market discount in income currently, as it accrues, on a constant yield basis.

To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium will be amortized over the life of the loans, taking into account the prepayment assumption on a constant yield method.

Prohibited Transactions, Contributions and Foreclosure Income Taxes

The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. Prohibited transactions include:

o the sale or other disposition of any qualified mortgage transferred to the REMIC;

o    the sale or other disposition of a cash flow investment;

o the receipt of any income from assets not permitted to be held by the REMIC; or

o the receipt of any fees or other compensation for services rendered by the REMIC.

In addition, a tax usually is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the startup day and at a rate equal to the highest corporate rate on any net income from foreclosure property. Provisions of the pooling and servicing agreement are intended to ensure that prohibited transaction, contributions and foreclosure income taxes are not imposed. Therefore, we do not expect that those taxes will be imposed. No assurance, however, can be given that no such tax will be imposed. The holders of residual interest securities typically will be responsible for the payment of any taxes imposed on the REMIC. To the extent not paid by the holders or otherwise, however, taxes will be paid out of the trust and will be allocated pro rata to all outstanding classes of securities of the REMIC.


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



         Taxation of Holders of Residual Interest Securities

The holder of a security representing a residual interest security will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which holder held the residual interest security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for the quarter, and by allocating that amount among the holders, on that day of the residual interest securities in proportion to their respective holdings on that day.

The holder of a residual interest security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to the income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC regular interests issued without any discount or at an insubstantial discount. If this occurs, it is likely that cash distributions (if any) will exceed taxable income only in later years. Taxable income may also be greater in earlier years of REMIC issues because interest expense deductions, as a percentage of outstanding principal on REMIC regular interest securities, will typically increase over time as lower yielding securities are paid, whereas interest income with respect to loans usually will remain constant over time as a percentage of loan principal.

In any event, because the holder of a residual interest security is taxed on the net income of the REMIC, the taxable income derived from a residual interest security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the residual interest security will be less than that of a bond or instrument and the tax liability of a residual interest security holder will exceed its economic income from the security.

Limitation on Losses

The amount of the REMIC's net loss that a holder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which the loss arises. A holder's basis in a residual interest security will initially equal the holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased, but not below zero, by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of holders of residual interest securities to deduct net losses may be limited in more ways under the Code, accordingly, we suggest that they consult their tax advisers.

Distributions

Distributions on a residual interest security, whether at their scheduled times or as a result of prepayments, usually will not result in any additional taxable income or loss to a holder of a residual interest security. If the amount of the payment exceeds a holder's adjusted basis in the



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

residual interest security, however, the holder will recognize gain, treated as gain from the sale of the residual interest security, to the extent of the excess.

Sale or Exchange

A holder of a residual interest security will recognize gain or loss on the sale or exchange of a residual interest security equal to the difference, if any, between the amount realized and the holder's adjusted basis in the residual interest security at the time of the sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a residual interest security will be disallowed if the selling holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after the disposition.

Excess Inclusions

The portion of the REMIC taxable income of a holder of a residual interest security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on the holder's federal income tax return. Further, if the holder of a residual interest security is an organization subject to the tax on unrelated business income imposed by Code
Section 511, the holder's excess inclusion income will be treated as unrelated business taxable income of the holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust, or some cooperatives were to own a residual interest security, a portion of dividends or other distributions paid by the real estate investment trust or other entity would be treated as excess inclusion income. If a Residual security is owned by a foreign person excess inclusion income is subject to tax at a rate of 30% which may not be reduced by treaty, is not eligible for treatment as portfolio interest and may be limited in more ways. See "Tax Treatment of Foreign Investors."

There are three main rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for the residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions.

The excess inclusion portion of a REMIC's income is equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a residual interest security, over the daily accruals for the quarterly period of:

o 120% of the long term applicable federal rate on the startup day multiplied by

o the adjusted issue price of the residual interest security at the beginning of the quarterly period.

The adjusted issue price of a residual interest at the beginning of each calendar quarter will equal its issue price, calculated in a manner analogous to the determination of the issue price of a regular interest, increased by the aggregate of the daily accruals for prior calendar quarters, and



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

decreased, but not below zero, by the amount of loss allocated to a holder and the amount of distributions made on the residual interest security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

Restrictions on Ownership and Transfer of Residual Interest Securities

As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a residual interest security by any disqualified organization. Disqualified organizations include the United States, any State or political subdivision of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1 through 1399 of the Code, if the entity is not subject to tax on its unrelated business income. Accordingly, the applicable Agreement will prohibit disqualified organizations from owning a residual interest security. In addition, no transfer of a residual interest security will be permitted unless the proposed transferee shall have furnished to the trustee an affidavit representing and warranting, among other things, that it is neither a disqualified organization nor an agent or nominee acting on behalf of a disqualified organization.

If a residual interest security is transferred to a disqualified organization in violation of the restrictions set forth above, a substantial tax will be imposed on the transferor of the residual interest security at the time of the transfer. In addition, if a disqualified organization holds an interest in a pass-through entity, including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee, that owns a residual interest security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

Noneconomic REMIC Residual Certificates. Under the REMIC Regulations, transfers of "noneconomic" residual interest securities will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax". If a transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the "noneconomic" residual interest security. The REMIC Regulations provide that a residual interest security is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls, or required liquidation provided for in the related governing document:

         o the present value of the expected future payments on the residual interest security equals at least the present value of the expected tax on the anticipated excess inclusions; and

         o the transferor reasonably expects that the transferee will receive payments with respect to the residual interest security at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

The present value calculation referred to above is calculated using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are


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

expected to accrue with respect to the residual interest security. This rate is computed and published monthly by the IRS.

All transfers of residual interest securities will be subject to certain restrictions under terms of the related pooling and servicing agreement that are intended to reduce the possibility of any transfer being disregarded. These restrictions will require an affidavit--

         o from each party to the transfer, stating that no purpose of the transfer is to impede the assessment or collection of tax;

         o from the prospective transferee, providing certain representations as to its financial condition including an understanding that it may incur tax liabilities in excess of any cash flows generated by the residual interest security and that it intends to pay its debts as they come due in the future; and

         o from the prospective transferor, stating that it has made a reasonable investigation to determine the transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future.

The REMIC Regulations further provide that transfers of noneconomic residual interests must meet two additional requirements to qualify for the safe harbor:

         o the transferee must represent that it will not cause income from the noneconomic residual interest security to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty, hereafter a "foreign branch") of the transferee or another U.S. taxpayer, and

         o the transfer must satisfy either an "asset test" or a "formula test" provided under the REMIC Regulations.

A transfer to an "eligible corporation," generally a taxable, domestic corporation, will satisfy the asset test if:

            o at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the transferee's fiscal year of transfer, the transferee's gross and net assets for financial reporting purposes exceed $100 million and $10 million, respectively, in each case, exclusive of any obligations of certain related persons,

            o the transferee agrees in writing that any subsequent transfer of the interest will be to another eligible corporation in a transaction that satisfies the asset test, and the transferor does not know or have reason to know, that the transferee will not honor these restrictions on subsequent transfers, and

            o a reasonable person would not conclude, based on the facts and circumstances known to the transferor on or before the date of the transfer (specifically including the amount of consideration paid in connection with the transfer of the noneconomic residual interest) that the taxes associated with the residual interest security will not be paid.

In addition, the direct or indirect transfer of the residual interest security to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the asset test.


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

The "formula test" would make the safe harbor unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest security were less than or equal to the sum of--

         o the present value of any consideration given to the transferee to acquire the interest;

         o the present value of the expected future distributions on the interest; and

         o the present value of the anticipated tax savings associated with the holding of the interest as the REMIC generates losses.

Present values would be computed using a discount rate equal to an applicable Federal rate for the month of the transfer.

If the transferee has been subject to the alternative minimum tax in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then it may use the alternative minimum tax rate in lieu of the corporate tax rate. In addition, the direct or indirect transfer of the residual interest security to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the formula test.

The related pooling and servicing agreement will require that all transferees of residual interest securities furnish an affidavit as to the applicability of one of the safe harbors of the REMIC Regulations, unless the transferor waives the requirement that the transferee do so.

Prospective investors should consult their tax advisors as to the applicability and effect of these alternative safe harbor tests.

Prior to purchasing a residual interest security, prospective purchasers should consider the possibility that a purported transfer of such security to another party at some future date may be disregarded in accordance with the above-described rules. This would result in the retention of tax liability by the transferor in respect of that purported transfer.

If a transfer of a residual interest is disregarded, the transferor would be liable for any Federal income tax imposed upon taxable income derived by the transferee from the REMIC. A similar type of limitation exists with respect to transfers of residual interest securities by foreign persons to United States persons. See "-Tax Treatment of Foreign Investors."

Treatment of Inducement Fees

The Treasury Department has issued final regulations, effective May 11, 2004, which address the federal income tax treatment of "inducement fees" received by transferees of noneconomic REMIC residual interests. The final regulations require inducement fees to be included in income over a period reasonably related to the period in which the related REMIC residual interest is expected to generate taxable income or net loss allocable to the holder. The final regulations provide two safe harbor methods which permit transferees to include inducement fees in income either (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on


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actual distributions projected as remaining to be made on such interests under the prepayment assumption. If the holder of a REMIC residual interest sells or otherwise disposes of the Residual Certificate, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. The final regulations also provide that an inducement fee shall be treated as income from sources within the United States. In addition, the IRS has issued administrative guidance addressing the procedures by which transferees of noneconomic REMIC residual interests may obtain automatic consent from the IRS to change the method of accounting for REMIC inducement fee income to one of the safe harbor methods provided in these final regulations (including a change from one safe harbor method to the other safe harbor method). Prospective purchasers of the REMIC residual certificates should consult with their tax advisors regarding the effect of these final regulations and the related guidance regarding the procedures for obtaining automatic consent to change the method of accounting.

Mark to Market Rules

Prospective purchasers of a residual interest security should be aware that the IRS regulations which provide that a residual interest security cannot be marked-to-market.

                  Administrative Matters

The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

                  Tax Status as a Grantor Trust

General

As specified in the prospectus supplement if a REMIC election is not made, in the opinion of tax counsel, the trust relating to a series of securities will be classified for federal income tax purposes as a grantor trust under Subpart E,
Part I of Subchapter J of the Code and not as a corporation. In some series there will be no separation of the principal and interest payments on the loans. In those circumstances, a holder will be considered to have purchased a pro rata undivided interest in each of the loans. In other cases, that is, stripped securities, sale of the securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the loans.

Each holder must report on its federal income tax return its share of the gross income derived from the loans, not reduced by the amount payable as trustee fees and the servicing fees, at the same time and in the same manner as those items would have been reported under the holder's tax accounting method had it held its interest in the loans directly, received directly its share of the amounts received with respect to the loans, and paid directly its share of the servicing fees. In the case of pass-through securities other than stripped securities, the income will consist of a pro rata share of all of the income derived from all of the loans and, in the case of stripped securities, the income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the holder owns an interest. The holder of a security usually


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

will be entitled to deduct servicing fees under Section 162 or Section 212 of the Code to the extent that the servicing fees represent reasonable compensation for the services rendered by the trustee and the master servicer or third parties that are compensated for the performance of services. In the case of a noncorporate holder, however, servicing fees, to the extent not otherwise disallowed (for example, because they exceed reasonable compensation) will be deductible in computing the holder's regular tax liability only to the extent that the fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income, and are not deductible to any extent in computing the holder's alternative minimum tax liability. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount, which will be adjusted for inflation, will be reduced by the lesser of:

         o 3% of the excess of adjusted gross income over the applicable amount or

         o 80% of the amount of itemized deductions otherwise allowable for the taxable year.

Discount or Premium on Pass-Through Securities

The holder's purchase price of a pass-through security is to be allocated among the loans in proportion to their fair market values, determined as of the time of purchase of the securities. In the typical case, the trustee, to the extent necessary to fulfill its reporting obligations, will treat each loan as having a fair market value proportional to the share of the aggregate principal balances of all of the loans that it represents, since the securities typically will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a pass-through security allocated to a loan, other than to a right to receive any accrued interest thereon and any undistributed principal payments, is less than or greater than the portion of the principal balance of the loan allocable to the security, the interest in the loan allocable to the pass-through security will be deemed to have been acquired at a discount or premium, respectively.

The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a loan with OID in excess of a prescribed de minimis amount or a stripped security, a holder of a security will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID with respect to a loan could arise, for example, by virtue of the financing of points by the originator of the loan, or by virtue of the charging of points by the originator of the loan in an amount greater than a statutory de minimis exception, in circumstances under which the points are not deductible under the Code. Any market discount or premium on a loan will be includible in income, in the manner described in "--Taxation of Debt Securities; Premium and Market Discount", except that in the case of pass-through securities, market discount is calculated on the loans underlying the Certificate, rather than on the security. A holder that acquires an interest in a loan with more than a de minimis amount of market discount, typically, the excess of the principal amount of the loan over the purchaser's allocable purchase price, will be required to include accrued market discount in income in the manner set forth above. See "--Taxation of Debt Securities; Market Discount" and "--Premium" above.


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

Stripped Securities

A stripped security may represent a right to receive only a portion of the interest payments on the loans, a right to receive only principal payments on the loans, or a right to receive payments of both interest and principal. Stripped securities such as ratio strip securities may represent a right to receive differing percentages of both the interest and principal on each loan. Under Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of stripped bonds with respect to principal payments and stripped coupons with respect to interest payments. Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing OID, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that the stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to the stripped interest.

Servicing fees in excess of reasonable servicing fees will be treated under the stripped bond rules. If the excess servicing fees are less than 100 basis points or 1% interest on the loan principal balance or the securities are initially sold with a de minimis discount, assuming no prepayment assumption is required, any non-de minimis discount arising from a subsequent transfer of the securities should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a loan by loan basis, which could result in some loans being treated as having more than 100 basis points of interest stripped off.

The Code, OID Regulations and judicial decisions provide no direct guidance as to how the interest and OID rules are to apply to stripped securities and other pass-through securities. Under the method described in "--Taxation of Debt Securities; Interest and Acquisition Discount" for prepayment securities or the cash flow bond method, a prepayment assumption is used and periodic recalculations are made which take into account with respect to each accrual period the effect of prepayments during the period. However, the 1986 Act does not, absent Treasury regulations, appear specifically to cover instruments like the stripped securities which technically represent ownership interests in the underlying loans, rather than being debt instruments secured by those loans. Nevertheless, it is believed that the cash flow bond method is a reasonable method of reporting income for the securities, and it is expected that OID will be reported on that basis, as specified in the prospectus supplement. In applying the calculation to pass-through securities, the trustee will treat all payments to be received by a holder with respect to the underlying loans as payments on a single installment obligation. The IRS could, however, assert that OID must be calculated separately for each loan underlying a security.

In some cases, if the loans prepay at a rate faster than the prepayment assumption, the use of the cash flow bond method may accelerate a holder's recognition of income. If, however, the loans prepay at a rate slower than the prepayment assumption, in some circumstances the use of this method may decelerate a holder's recognition of income.

In the case of a stripped security that is an interest weighted security, the trustee intends, absent contrary authority, to report income to securityholders as OID, in the manner described above for interest weighted securities.



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

Possible Alternative Characterizations

The characterizations of the stripped securities described in the preceding section are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the IRS could contend that:

o in some series, each non-interest weighted security is composed of an unstripped undivided ownership interest in loans and an installment obligation consisting of stripped principal payments;

o the non-interest weighted securities are subject to the contingent payment provisions of the Contingent Regulations; or

o each interest weighted stripped security is composed of an unstripped undivided ownership interest in loans and an installment obligation consisting of stripped interest payments.

Potential purchasers consult their own tax advisers regarding the proper treatment of the securities for federal income tax purposes.

Character as Qualifying Loans

In the case of stripped securities, there is no specific legal authority existing regarding whether the character of the securities, for federal income tax purposes, will be the same as the loans. The IRS could take the position that the loans' character is not carried over to the securities. Pass-through securities will be, and, although the matter is not free from doubt, stripped securities should be considered to represent "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code. In addition, interest income attributable to the securities should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the securities may cause a proportionate reduction in the above-described qualifying status categories of securities.

                  Sale or Exchange

Subject to the discussion below with respect to trusts as to which a partnership election is made, a holder's tax basis in its security is the price the holder pays for a security, plus amounts of original issue or market discount included in income and reduced by any payments received, other than qualified stated interest payments, and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a security, measured by the difference between the amount realized and the security's basis as so adjusted, typically will be capital gain or loss, assuming that the security is held as a capital asset. In the case of a security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a regular interest security will be taxable as ordinary income or loss.



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

                  Miscellaneous Tax Aspects

Backup Withholding

Subject to the discussion below with respect to trusts as to which a partnership election is made, a holder, other than a holder of a residual interest security, may, in some cases, be subject to "backup withholding" with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or OID on the securities. This withholding applies if the holder of a security:

o    fails to furnish the trustee with its taxpayer identification number,

o    furnishes the trustee an incorrect taxpayer identification number,

o fails to report properly interest, dividends or other "reportable payments" as defined in the Code, or

o under some circumstances, fails to provide the trustee or the holder's securities broker with a certified statement, signed under penalty of perjury, that the taxpayer identification number provided is its correct number and that the holder is not subject to backup withholding.

Backup withholding will not apply, however, to some payments made to holders, including payments to exempt recipients, including exempt organizations, and to some nonresidents. Holders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

In addition, upon the sale of a note to (or through) a broker, the broker must report the sale and backup withhold on the entire purchase price, unless either
(i) the broker determines that the seller is a corporation or other exempt recipient, (ii) the seller certifies that such seller is a foreign holder (and certain other conditions are met) or (iii) the seller provides the broker with a completed IRS Form W-9. Certification of the registered owner's non-U.S. status would be made normally on an IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence.

Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against such beneficial owner's United States federal income tax provided the required information is furnished to the IRS

The trustee will report to the holders and to the master servicer for each calendar year the amount of any reportable payments during the year and the amount of tax withheld, if any, with respect to payments on the securities.

Proposed Reporting Regulations

In June 2002 the IRS and Treasury Department proposed new rules concerning the reporting of tax information with respect to "Widely Held Mortgage Trusts." If these rules are finalized, the Trustee may be compelled, or have an opportunity, to adopt new ways of calculating and reporting tax items (such as OID, market discount, sale proceeds and premium) to the Holders of



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

Pass-Through Securities, which changes may affect the timing of when a Holder reports such items.

                  Tax Treatment of Foreign Investors

Subject to the discussion below with respect to trusts as to which a partnership election is made, under the Code, unless interest, including OID, paid on a security (other than a residual interest security) is considered to be effectively connected with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership or foreign corporation, which we define as "nonresident," that interest will normally qualify as portfolio interest, except where the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or the recipient is a controlled foreign corporation to which the issuer is a related person, and will be exempt from federal income tax. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from the interest payments. The portfolio interest exception supersedes the general provisions of United States law that require the issuer to withhold at a 30% rate, unless that rate is reduced or eliminated by an applicable tax treaty, on, among other things, interest and other fixed or determinable, annual or periodic income paid to nonresidents.

Interest and OID of holders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the holder. They will, however, be subject to the regular United States income tax.

Payments to holders of residual interest securities who are foreign persons typically will be treated as interest for purposes of the 30% or lower treaty rate United States withholding tax. Holders should assume that the income does not qualify for exemption from United States withholding tax as portfolio interest. It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a holder of a residual interest security will not be entitled to an exemption from or reduction of the 30% or lower treaty rate withholding tax rule. If the payments are subject to United States withholding tax, they will be taken into account for withholding tax purposes only when paid or distributed or when the residual interest security is disposed of. The Treasury has statutory authority, however, to promulgate regulations which would require that these amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. These regulations could, for example, require withholding prior to the distribution of cash in the case of residual interest securities that do not have significant value. Under the REMIC Regulations, if a residual interest security has "tax avoidance potential," a transfer of a residual interest security to a nonresident will be disregarded for all federal tax purposes. A residual interest security has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30% of each excess inclusion, and that these amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a nonresident transfers a residual interest security to a United States person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the residual interest security for purposes of the withholding tax provisions of the Code. See "-Excess Inclusions."



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

                  Tax Characterization of the Trust as a Partnership

Tax counsel will deliver its opinion that a trust will not be treated as a publicly traded partnership taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the related Agreement and related documents will be complied with, and on counsel's conclusions that (1) the nature of the income of the trust will exempt it from the rule that publicly traded partnerships are taxable as corporations or (2) the issuance of the securities has been structured as a private placement under an IRS safe harbor, so that the trust will not be characterized as a publicly traded partnership taxable as a corporation.

If the trust were taxable as a corporation for federal income tax purposes, the trust would be subject to corporate income tax on its taxable income. The trust's taxable income would include all its income, possibly reduced by its interest expense on the notes. Any corporate income tax could materially reduce cash available to make payments on the notes and distributions on the certificates, and certificateholders could be liable for any tax that is unpaid by the trust.

                  Tax Consequences to Holders of the Notes

Treatment of the Notes as Indebtedness

The trust will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Tax counsel will advise the depositor that the notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the notes is correct.

OID, Indexed Securities, etc.

The discussion below assumes that all payments on the notes are denominated in U.S. dollars, and that the notes are not indexed securities or strip notes. Moreover, the discussion assumes that the interest formula for the notes meets the requirements for qualified stated interest under the OID Regulations, and that any OID on the notes, that is, any excess of the principal amount of the notes over their issue price, does not exceed a de minimis amount, that is, 0.25% of their principal amount multiplied by the number of full years included in their term, all within the meaning of the OID Regulations. If these conditions are not satisfied with respect to any given series of notes, additional tax considerations with respect to the notes will be disclosed in the prospectus supplement.

Interest Income on the Notes

Based on the above assumptions, except as discussed in the following paragraph, the notes will not be considered issued with OID. The stated interest thereon will be taxable to a noteholder as ordinary interest income when received or accrued in accordance with noteholder's method of tax accounting. Under the OID Regulations, a holder of a note issued with a de minimis amount of OID must include the OID in income, on a pro rata basis, as principal payments are made on the note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a note for more or less than its principal amount usually will be subject, respectively, to the premium amortization or market discount rules of the Code.

A holder of a note that has a fixed maturity date of not more than one year from the issue date of the note which we refer to as a "short-term note" may be subject to special rules. An accrual basis holder of a short-term note and some cash method holders, including regulated investment companies, as set forth in
Section 1281 of the Code, typically would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a short-term note would be required to report interest income as interest is paid or, if earlier, upon the taxable disposition of the short-term note. However, a cash basis holder of a short-term note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the short-term note until the taxable disposition of the short-term note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the short-term note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Such election is irrevocable and should be made after consulting a tax advisor. Special rules apply if a short-term note is purchased for more or less than its principal amount.

Sale or Other Disposition

If a noteholder sells a note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the note. The adjusted tax basis of a note to a particular noteholder will equal the holder's cost for the note, increased by any market discount, acquisition discount, OID and gain previously included by noteholder in income with respect to the note and decreased by the amount of bond premium, if any, previously amortized and by the amount of principal payments previously received by noteholder with respect to the note. Any gain or loss will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses usually may be used only to offset capital gains.

Foreign Holders

Interest payments made or accrued to a noteholder who is a nonresident alien, foreign corporation or other non-United States person will be considered portfolio interest, and will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person, and the foreign person:

o is not actually or constructively a "10 percent shareholder" of the trust or the seller, including a holder of 10% of the outstanding certificates, or a "controlled foreign corporation" with respect to which the trust or the seller is a "related person" within the meaning of the Code and

o provides the trustee or other person who is otherwise required to withhold U.S. tax with respect to the notes with an appropriate statement on IRS Form W-8BEN or a similar form, signed under penalties of perjury, certifying that the beneficial owner of the note is a foreign person and providing the foreign person's name and address.


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

A withholding agent is the United States payor (or a non-U.S. payor who is a qualified intermediary, U.S. branch of a foreign person, or withholding foreign partnership) in the chain of payment prior to payment to a foreign holder (which itself is not a withholding agent). Generally, this statement is made on IRS Form W-8BEN, which is effective for the remainder of the year of signature plus three full calendar years unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, a W-8BEN with a U.S. taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the withholding agent reports at least annually to the beneficial owner on Form 1042-S. The beneficial owner must inform the withholding agent within 30 days of such change and furnish a new W-8BEN. A foreign holder who is not an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the notes on its own behalf may have substantially increased reporting requirements and should consult their tax advisor.

If a note is held through a securities clearing organization or some other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by an IRS Form W-8BEN or substitute form provided by the foreign person that owns the note. If the interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated by an applicable income tax treaty.

Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a foreign person will be exempt from United States federal income and withholding tax, if:

o the gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and

o in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

Backup Withholding

Each holder of a note, other than an exempt holder, which includes a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident, will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt noteholder fail to provide the required certification, the trust will be required to backup withhold on the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

Possible Alternative Treatments of the Notes

If, contrary to the opinion of tax counsel, the IRS successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the trust. If so treated, the trust might be treated as a publicly traded partnership taxable as a corporation with the adverse consequences described in "--Tax Characterization of the Trust as a Partnership" and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity. Alternatively, and most likely in the view of tax counsel, the trust might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet qualifying income tests. Nonetheless, treatment of the notes as equity interests in a publicly traded partnership could have adverse tax consequences to some holders. For example, income to tax-exempt entities including pension funds would be unrelated business taxable income, income to foreign holders would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders could be limited in their ability to deduct their share of the trust's expenses.

                  Tax Consequences to Holders of the Certificates

Treatment of the Trust as a Partnership

The trust and the master servicer will agree, and the certificateholders will agree by their purchase of certificates, to treat the trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the trust, the partners of the partnership being the certificateholders, and the notes being debt of the partnership. However, the proper characterization of the arrangement involving the trust, the certificates, the notes, the trust and the master servicer is not clear because there is no authority on transactions closely comparable to that contemplated in this prospectus.

A variety of alternative characterizations are possible. For example, because the certificates have features characteristic of debt, the certificates might be considered debt of the trust. Any characterization of that type would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the certificates as equity in a partnership. The following discussion assumes that the certificates represent equity interests in a partnership.

Indexed Securities, etc

The following discussion assumes that all payments on the certificates are denominated in U.S. dollars, none of the certificates are indexed securities or strip certificates, and that a series of securities includes a single class of certificates. If these conditions are not satisfied with respect to any given series of certificates, additional tax considerations with respect to the certificates will be disclosed in the prospectus supplement.

Partnership Taxation

As a partnership, the trust will not be subject to federal income tax. Rather, each certificateholder will be required to separately take into account the holder's allocated share of income, gain, loss, deduction and credit of the trust. The trust's income will consist primarily of interest and finance charges earned on the loans including appropriate adjustments for market discount, OID and bond premium and any gain upon collection or disposition of loans. The trust's deductions will consist primarily of interest accruing with respect to the notes, servicing and other fees, and losses or deductions upon collection or disposition of loans.


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

The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the related Agreement and related documents. The Agreement will provide that the certificateholders will be allocated taxable income of the trust for each month equal to the sum of:

o the interest that accrues on the certificates in accordance with their terms for the month, including interest accruing at the pass-through rate for the month and interest on amounts previously due on the certificates but not yet distributed;

o any trust income attributable to discount on the loans that corresponds to any excess of the principal amount of the certificates over their initial issue price;

o    prepayment premium payable to the certificateholders for the month; and

o any other amounts of income payable to the certificateholders for the month.

The allocation will be reduced by any amortization by the trust of premium on loans that corresponds to any excess of the issue price of certificates over their principal amount. All remaining taxable income of the trust will be allocated to the seller. Based on the economic arrangement of the parties, this approach for allocating trust income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to certificateholders. Moreover, even under the foregoing method of allocation, certificateholders may be allocated income equal to the entire pass-through rate plus the other items described in the preceding paragraph even though the trust might not have sufficient cash to make current cash distributions of the amount. Thus, cash basis holders will in effect be required to report income from the certificates on the accrual basis and certificateholders may become liable for taxes on trust income even if they have not received cash from the trust to pay taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all certificateholders but certificateholders may be purchasing certificates at different times and at different prices, certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the trust.

All of the taxable income allocated to a certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity including an individual retirement account will constitute unrelated business taxable income taxable to the holder under the Code.

An individual taxpayer's share of expenses of the trust including servicing fees but not interest expense would be miscellaneous itemized deductions. The deductions might be disallowed to the individual in whole or in part and might result in the holder being taxed on an amount of income that exceeds the amount of cash actually distributed to the holder over the life of the trust.

The trust intends to make all tax calculations relating to income and allocations to certificateholders on an aggregate basis. If the IRS were to require that the calculations be made separately for each loan, the trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on certificateholders.

Discount and Premium

It is believed that the loans were not issued with OID, and, therefore, the trust should not have OID income. However, the purchase price paid by the trust for the loans may be greater or less than the remaining principal balance of the loans at the time of purchase. If so, the loan will have been acquired at a premium or discount, as the case may be. As indicated above, the trust will make this calculation on an aggregate basis, but might be required to recompute it on a loan by loan basis.

If the trust acquires the loans at a market discount or premium, the trust will elect to include any discount in income currently as it accrues over the life of the loans or to offset any premium against interest income on the loans. As indicated above, a portion of market discount income or premium deduction may be allocated to certificateholders.

Section 708 Termination

A sale or exchange of 50% or more of the capital and profits in a partnership would cause a deemed contribution of assets of the partnership (the "old partnership") to a new partnership (the "new partnership") in exchange for interests in the new partnership. Those interests would be deemed distributed to the partners of the old partnership in liquidation of the partnership, which would not constitute a sale or exchange. If the trust fund were characterized as a partnership and a sale of certificates terminated the partnership under Code
Section 708, the purchaser's basis in its ownership interest would not change.

Disposition of Certificates

Capital gain or loss usually will be recognized on a sale of certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the certificates sold. A certificateholder's tax basis in a certificate typically will equal the holder's cost increased by the holder's share of trust income includible in income and decreased by any distributions received with respect to the certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of a certificate would include the holder's share of the notes and other liabilities of the trust. A holder acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in the certificates, and, upon sale or other disposition of some of the certificates, allocate a portion of the aggregate tax basis to the certificates sold rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate.

Any gain on the sale of a certificate attributable to the holder's share of unrecognized accrued market discount on the loans typically would be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The trust does not expect to have any other assets that would give rise to these special reporting requirements. Thus, to avoid those special reporting requirements, the trust will elect to include market discount in income as it accrues.

If a certificateholder is required to recognize an aggregate amount of income not including income attributable to disallowed itemized deductions described in "--Tax Consequences to Holders of Certificates; Partnership Taxation" over the life of the certificates that exceeds the



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aggregate cash distributions, the excess usually will give rise to a capital loss upon the retirement of the certificates.

Allocations Between Transferors and Transferees

The trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the certificateholders in proportion to the principal amount of certificates owned by them as of the close of the last day of that month. As a result, a holder purchasing certificates may be allocated tax items which will affect its tax liability and tax basis attributable to periods before the actual transaction.

The use of a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed or only applies to transfers of less than all of the partner's interest, taxable income or losses of the trust might be reallocated among the certificateholders. The trust's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

Section 754 Election

In the event that a certificateholder sells its certificates at a profit or loss, the purchasing certificateholder will have a higher lower basis in the certificates than the selling certificateholder had. The tax basis of the trust's assets will not be adjusted to reflect that higher or lower basis unless the trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the trust will not make an election. As a result, certificateholders might be allocated a greater or lesser amount of trust income than would be appropriate based on their own purchase price for certificates.

Administrative Matters

The trustee is required to keep or have kept complete and accurate books of the trust. The books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the trust will be the calendar year. The trustee will file a partnership information return on IRS Form 1065 with the IRS for each taxable year of the trust and will report each certificateholder's allocable share of items of trust income and expense to holders and the IRS on Schedule K-1. The trust will provide the Schedule K-l information to nominees that fail to provide the trust with the information statement described in the following paragraph and nominees will be required to forward information to the beneficial owners of the certificates. Holders must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the holder notifies the IRS of all inconsistencies.

Under Section 6031 of the Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the trust with a statement containing information on the nominee, the beneficial owners and the certificates so held. The information includes:

o    the name, address and taxpayer identification number of the nominee and

o    as to each beneficial owner


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

o    the name, address and identification number of the person,

o whether the person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and

o some information on certificates that were held, bought or sold on behalf of the person throughout the year.

In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the trust information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any information statement to the trust. The information referred to above for any calendar year must be furnished to the trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the trust with the information described above may be subject to penalties.
The seller will be designated as the tax matters partner in the Agreement and will be responsible for representing the certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. The statute of limitations for partnership items typically does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the certificateholders. In some circumstances, a certificateholder may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of a certificateholder's returns and adjustments of items not related to the income and losses of the trust.

Tax Consequences to Foreign Certificateholders

It is not clear whether the trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those describing the trust. Although it is not expected that the trust would be engaged in a trade or business in the United States for those purposes, the trust will withhold as if it were so engaged in order to protect the trust from possible adverse consequences of a failure to withhold. The trust expects to withhold on the portion of its taxable income that is allocable to foreign certificateholders under Section 1446 of the Code, as if that income were effectively connected to a U.S. trade or business, at the highest corporate tax rate (in the case of sovereign holders taxable as corporations) and the highest rate applicable to individuals (in the case of all other holders). Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the trust to change its withholding procedures. In determining a holder's withholding status, the trust may rely on IRS Form W-8BEN, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any



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state of the United States or the District of Columbia, other than a partnership that is not treated as a United States person under any applicable Treasury regulation, or an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

Each foreign holder might be required to file a U.S. individual or corporate income tax return including, in the case of a corporation, the branch profits tax on its share of the trust's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the trust on Form W-8BEN in order to assure appropriate crediting of the taxes withheld. A foreign holder usually would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the trust taking the position that no taxes were due because the trust was not engaged in a U.S. trade or business. However, interest payments made or accrued to a certificateholder who is a foreign person usually will be considered guaranteed payments to the extent the payments are determined without regard to the income of the trust. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered portfolio interest. As a result, certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated by an applicable income tax treaty. In that case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

Backup Withholding. Distributions made on the certificates and proceeds from the sale of the certificates will be subject to a "backup" withholding tax if the certificateholder fails to comply with identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

STATE TAX CONSIDERATIONS

In addition to the federal income tax consequences described in "Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, we suggest that potential investors consult their own tax advisors with respect to the various state and local tax consequences of an investment in the securities.

ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974 and Section 4975 of the Code impose restrictions on employee benefit plans subject to ERISA and on plans and other arrangements subject to Section 4975 of the Code ("Plans"), and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to those Plans. Some employee benefit plans, including governmental plans and church plans for which no election has been made under Section 410(d) of the Code, are not subject to the restrictions of ERISA, and assets of those plans may be invested in the securities without regard to the ERISA considerations described in this



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

section, subject to other applicable federal and state law. However, any governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code. Fiduciaries of such plans considering an investment in securities should confirm with their counsel that the investment will not constitute a prohibited transaction or other violation of any applicable law.

Investments by Plans that are subject to ERISA must satisfy that law's fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in prohibited transactions involving the Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction.
Section 4975 of the Code imposes excise taxes or, in some cases, a civil penalty may be assessed under Section 502(i) of ERISA, on parties in interest which engage in non-exempt prohibited transactions.

Depending on the relevant facts and circumstances, a prohibited transaction exemption may apply to the purchase or holding of the securities-for example:

         o Prohibited Transaction Class Exemption ("PTCE") 96-23 exempts some transactions effected on behalf of a Plan by an in-house asset manager;

         o PTCE 95-60 exempts some transactions between insurance company general accounts and parties in interest;

         o PTCE 91-38 exempts some transactions between bank collective investment funds and parties in interest;

         o PTCE 90-1 exempts some transactions between insurance company pooled separate accounts and parties in interest; and

         o PTCE 84-14 exempts some transactions effected on behalf of a Plan by a qualified professional asset manager.

There can be no assurance that any of these exemptions will apply with respect to any Plan's investment in the securities, or that an exemption, if it did apply, would apply to all prohibited transactions that may occur in connection with any investment. Furthermore, these exemptions might not apply to transactions involved in operation of the trust if, as discussed below, the assets of the trust were considered to include Plan assets.

The DOL has issued a final regulation, 29 C.F.R. Section 2510.3-101 (the "Plan Assets Regulation"), containing rules for determining what constitutes the assets of a Plan. The Plan Assets Regulation provides that, when a Plan invests in an equity interest in a corporation, partnership, trust or other entity, the underlying assets and properties of the entity will be deemed for purposes of ERISA to be assets of the Plan ("Plan Assets") unless an exception applies.



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

Under the terms of the Plan Assets Regulation, the trust (or other issuer) may be deemed to hold Plan Assets by reason of a Plan's investment in a security; the Plan Assets would include an undivided interest in any assets held by the trust. In that event, persons providing services with respect to the assets of the trust may be parties in interest, subject to the fiduciary responsibility provisions of Title I of ERISA in the case of fiduciaries, and to the prohibited transaction provisions of Section 406 of ERISA and of Section 4975 of the Code, with respect to transactions involving the assets of the trust unless the transactions are subject to a statutory, regulatory or administrative exemption. In addition, the obligations and responsibilities of Plan sponsors and Plan administrators may be expanded by application of Part 1 of Subtitle B of Title I of ERISA to the entity's assets and operations. There may also be an improper delegation of the responsibility to manage Plan Assets if Plans that purchase securities are deemed to own an interest in the underlying assets of the Trust.

The look-through rule of the Plan Assets Regulation does not apply if the interest acquired by the Plan is treated as indebtedness under applicable local law and has no substantial equity features. A profits interest in a partnership, an undivided ownership interest in property and a beneficial ownership interest in a trust usually are deemed to be equity interests under the Plan Assets Regulation. If notes of a particular series were deemed to be indebtedness under applicable local law without any substantial equity features, the assets of an investing Plan would include the notes, but not, by reason of the purchase, the underlying assets of the trust. The prospectus supplement related to a series will indicate the expected treatment of the securities in that series under the Plan Assets Regulation.

If the interest is an equity interest, the Plan Assets Regulation creates an exception if the class of equity interests in question is:

         o widely held, i.e., held by 100 or more investors who are independent of the depositor and each other at the conclusion of the initial public offering;

         o  freely transferable; and

         o  sold as part of an offering under

            o an effective registration statement under the Securities Act, and then subsequently registered under the Exchange Act or

            o an effective registration statement under Section 12(b) or 12(g) of the Exchange Act.

In addition, the regulation provides that if at all times more than 75% of the value of each class of equity interests in the entity is held by investors other than "benefit plan investors" - which includes Plans, other employee benefit plans as defined under ERISA, whether or not they are subject to ERISA, and any entity whose underlying assets include plan assets by reason of Plan's or other plan's investment in the entity - the assets of an investing Plan will not include any of the underlying assets of the trust. In determining this percentage, the interests of certain persons (other than benefit plan investors) who provide investment advice to the entity for a direct or



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indirect fee or who have discretionary authority or control regarding the assets of the entity (or any of their affiliates) must be disregarded.

The DOL has granted to some underwriters substantially identical individual administrative exemptions (the "Underwriter Exemptions") from some of the prohibited transaction rules of ERISA and the related excise tax provisions of
Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of securities, including notes and certificates, issued by entities holding investment pools consisting only of certain secured receivables, loans and other obligations ("issuers") and underwritten or placed by that underwriter, or underwritten by a syndicate managed or co-managed by that underwriter and with respect to the servicing, operations and management of such entities, provided the conditions and requirements of the Underwriter Exemptions are met. These securities may include the certificates or the notes issued under this prospectus. The obligations covered by the Underwriter Exemptions include secured obligations like the trust assets, other than home improvement contracts that are unsecured. The Underwriter Exemptions may apply to the acquisition, holding and resale of the securities by a Plan, provided that a number of conditions are met, including those listed in the next paragraph.

While each Underwriter Exemption is an individual exemption separately granted to a specific underwriter, the terms and conditions are similar and include the following requirements:

         o The acquisition of the securities by a Plan must be on terms, including the price, that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

         o The rights and interests evidenced by the securities acquired by the Plan may not be subordinated to the rights and interests evidenced by other securities of the issuer, unless the issuer holds only certain types of assets, such as mortgage loans fully secured by real property (a "Designated Transaction");

         o The securities acquired by the Plan must have received a rating at the time of the acquisition that is in one of the three highest generic rating categories (four, in a Designated Transaction) from any of S&P, Moody's or Fitch. However, the securities must have been rated in one of the two highest generic rating categories by at least one of the rating agencies if the loan-to-value ratio of any single-family residential mortgage loan or home equity loan held in the trust exceeded 100% on the date of the issuance of the security;

         o The sum of all payments made to and retained by the underwriter in connection with the distribution of the securities must represent not more than reasonable compensation for underwriting the securities. The sum of all payments made to and retained by the seller for the sale of those obligations to the issuer must represent not more than the fair market value of the obligations. The sum of all payments made to and retained by any servicer must represent not more than reasonable compensation for the servicer's services under the related servicing agreement and reimbursement of the servicer's reasonable expenses in connection therewith;


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         o  The trustee must not be an affiliate of any member of the Restricted
            Group other than an underwriter;

         o The Plan investing in the securities must be an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act; and

         o For certain types of issuers, the documents establishing the issuer and governing the transaction must contain certain provisions intended to protect the assets of the issuer from creditors of the sponsor.

The issuer also must meet the following requirements:

         o the investment pool must consist solely of assets of the type which have been included in other investment pools;

         o securities in the other investment pools must have been rated in one of the three highest rating categories (four, in a Designated Transaction) of a rating agency for at least one year prior to the Plan's acquisition of securities; and

         o securities evidencing interests in the other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of securities.

The Underwriter Exemptions provide exemptive relief to some mortgage-backed and asset-backed securities transactions that use pre-funding accounts and that otherwise meet the requirements of the Underwriter Exemptions. Mortgage loans or other secured receivables (the "obligations") supporting payments to securityholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the securities being offered by the issuer, may be transferred to the issuer within a 90-day or three-month pre-funding period following the closing date, instead of being required to be either identified or transferred on or before the closing date. The relief is available when the pre-funding arrangements satisfy certain requirements.

The Underwriter Exemptions extend exemptive relief to certain mortgage-backed and asset-backed securities transactions involving trusts that contain swaps, provided the swap satisfies certain requirements and the other requirements of the Underwriter Exemptions are met. Among other requirements, the counterparty to the swap must maintain ratings at certain levels from each exemption rating agency rating the securities, and the documentation for the swap must provide for certain remedies if the rating declines. The swap must be an interest rate swap denominated in U.S. dollars, may not be leveraged, and must satisfy several other criteria. Certificates of any class affected by the swap may be sold to plan investors only if they are "qualified plan investors" that satisfy several requirements relating to their ability to understand the terms of the swap and the effects of the swap on the risks associated with an investment in the security.

The Underwriter Exemptions will not apply to any of the securities if any mortgage loan or other asset held in trust (other than a single family mortgage loan or home equity loan) has a loan-to-


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value ratio that exceeds 100% on the date of issuance of the certificates or if any single-family residential mortgage loan or home equity loan has a loan-to-value ratio that exceeds 125% on the date of issuance of the security. As noted above, when the trust contains single-family residential mortgage loans or home equity loans with a loan-to-value ratio that exceeds 100% on the date of issuance, only securities that are rated in one of the two highest rating categories by a rating agency and that are not subordinated are eligible for relief under the Underwriter Exemptions.

The Underwriter Exemptions provide relief from self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire securities of an issuer holding receivables as to which the fiduciary or its affiliate is an obligor, provided that, among other requirements:

         o in the case of an acquisition in connection with the initial issuance of securities, at least fifty (50) percent of each class of securities in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty (50) percent of the aggregate interest in the trust is acquired by persons independent of the Restricted Group;

         o the fiduciary or affiliate is an obligor with respect to no more than five (5) percent of the fair market value of the obligations contained in the investment pool;

         o a Plan's investment in securities does not exceed twenty-five (25) percent of all of the securities outstanding after the acquisition; and

         o immediately after the acquisition, no more than twenty-five (25) percent of the assets of any Plan for which the person is a fiduciary are invested in securities representing an interest in one or more issuers containing assets sold or serviced by the same entity.

This relief from self dealing/conflict of interest prohibited transactions is not available for Plans sponsored by the seller, the underwriters of the securities, any trustee, any servicer, any insurer of the issuer, any obligor with respect to obligations included in an investment pool constituting more than five (5) percent of the aggregate unamortized principal balance of the assets in the investment pool, any counterparty to a swap agreement that meets the requirements of the Underwriter Exemptions, or any affiliate of these parties (the "Restricted Group").

The rating of a security may change. If a security no longer has a required rating from at least one rating agency, the security will no longer be eligible for relief under the Underwriter Exemptions (although a Plan that had purchased the security when it had a permitted rating would not be required by the Underwriter Exemptions to dispose of it).

We suggest that prospective Plan investors consult with their legal advisors concerning the impact of ERISA and the Code, the potential application of the Underwriter Exemptions to the purchase and holding of the securities and the potential consequences in their specific circumstances, and the effect of the Plan Asset Regulations prior to making an investment in the securities. Moreover, each Plan fiduciary should read carefully the prospectus supplement



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relating to the securities it is considering acquiring, and should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

LEGAL INVESTMENT

If the prospectus supplement specifies that the securities will not constitute mortgage-related securities under the Secondary Mortgage Market Enhancement Act of 1984, we suggest that investors whose investment authority is subject to legal restrictions consult their own legal advisors to determine whether and to what extent the securities constitute legal investments for them.

RATINGS

It will be a requirement for issuance of any series that the securities offered by this prospectus and the prospectus supplement be rated by at least one rating agency in one of its four highest applicable rating categories. The rating or ratings applicable to offered securities of each series will be as set forth in the prospectus supplement. A securities rating should be evaluated independently of similar ratings on different types of securities. A securities rating does not address the effect that the rate of prepayments on loans or underlying loans, as applicable, for a series may have on the yield to investors in the securities of the series.

PLAN OF DISTRIBUTION

The depositor may offer each series of securities through one or more underwriters that may be designated at the time of each offering of the securities. The prospectus supplement will set forth the specific terms of the offering of the series of securities and of each class within the series, the names of the underwriters, the purchase price of the securities, the proceeds to the depositor from the sale, any securities exchange on which the securities may be listed, and, if applicable, the initial public offering prices, the discounts and commissions to the underwriters and any discounts and concessions allowed or reallowed to some dealers. The place and time of delivery of each series of securities will also be set forth in the prospectus supplement relating to the series.

The underwriters involved in the offering of a series of securities may include Banc One Capital Markets, Inc., an affiliate of the depositor, and may include other affiliates of the depositor.

This prospectus, together with the accompanying prospectus supplement, may be used by Banc One Capital Markets, Inc. or another affiliate of the depositor in connection with offers and sales of an indeterminate amount of the securities in market-making transactions. In these transactions, Banc One Capital Markets, Inc. or another affiliate may act as a principal or an agent and the sales will be at negotiated prices related to prevailing market prices at the time of the sale.

LEGAL MATTERS

As specified in the prospectus supplement, legal matters in connection with the securities will be passed upon for the depositor by Sidley Austin Brown & Wood LLP, New York, New York.


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AVAILABLE INFORMATION

The depositor is subject to the informational requirements of the Exchange Act and accordingly files reports and other information with the SEC. The reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows:

         o Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and

         o  Northeast Regional Office, 233 Broadway, New York, New York 10279.

Copies of the material can also be obtained from the Public Reference Section of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the depositor, that file electronically with the SEC.

Copies of the registration statement of which this prospectus forms a part and the exhibits are on file at the offices of the SEC in Washington, D.C. Copies may be obtained at rates prescribed by the SEC upon request to the SEC, and may be inspected, without charge, at the offices of the SEC, 450 Fifth Street, N.W., Washington, D.C.

INCORPORATION OF DOCUMENTS BY REFERENCE

All documents subsequently filed by or on behalf of the trust referred to in the accompanying prospectus supplement with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of any offering of the securities issued by the trust, other than any information in such documents that is deemed not to be filed, shall be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the date of the filing of the documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this prospectus shall be deemed to be modified or superseded for all purposes of this prospectus to the extent that a statement contained in this prospectus or in the prospectus supplement or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces that statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

The depositor on behalf of any trust will provide without charge to each person to whom this prospectus is delivered, on the written or oral request of the person, a copy of any or all of the documents referred to in the previous paragraph that have been or may be incorporated by reference in this prospectus but not including exhibits to the information that is incorporated by reference unless the exhibits are specifically incorporated by reference into the information that this prospectus incorporates. Requests should be directed to Bond Securitization, L.L.C., 1 Bank One Plaza, Chicago, Illinois 60670, telephone number (312) 732-4000.



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                            GLOSSARY OF DEFINED TERMS

ADDITIONAL OBLIGATIONS: means all Obligations transferred after the closing date.

ACT:  means the Home Ownership and Equity Protection Act of 1994.

AGREEMENT: means, with respect to a series of certificates, the pooling and servicing agreement or trust agreement, and with respect to a series of notes, the indenture and the servicing agreement, as the context requires.

CERCLA: means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

CLTV: means combined loan-to-value ratio.

CODE: means the Internal Revenue Code of 1986.

DESIGNATED TRANSACTION: as defined in the Underwriter Exemptions, means a securitization transaction in which the assets of the issuer consists of certain fully secured obligations such as mortgage loans secured by residential real property.

DOL:  means the United States Department of Labor.

ELIGIBLE CORPORATION: means a domestic C corporation that is fully subject to corporate income tax.

ELIGIBLE INVESTMENTS: means, as is acceptable to the rating agency, among other investments:

         o  obligations of the United States and government agencies,

         o  federal funds,

         o  certificates of deposit,

         o  commercial paper,

         o  demand and time deposits and banker's acceptances,

         o  repurchase agreements of United States government securities, and

         o  guaranteed investment contracts.

FASIT QUALIFICATION TEST: means a test to determine eligibility of a trust, or one or more designated pools of assets held by a trust, for FASIT status, under which substantially all of the assets of the trust or the designated pool must consist of "permitted assets" as of the close of the third month beginning after the closing date and at all times after that date.

GARN-ST. GERMAIN ACT: means the Garn-St. Germain Depository Institutions Act of 1982.


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HELOC: means a home equity line of credit.

HOUSING ACT: means the National Housing Act of 1934.

LOANS: means mortgage loans, which may be closed-end home equity loans, HELOCs, mortgage loans the proceeds of which have been applied to the purchase of mortgaged property, and home improvement contracts and manufactured housing contracts.

MORTGAGED PROPERTIES: means property which secures repayment of the loans.

NEW ARRANGEMENT: means, if FASIT status is lost, the entity classification of the former FASIT.

OBLIGATIONS: means mortgage loans or other secured receivables.

PARTIES IN INTEREST: means persons who are parties in interest or disqualified persons with respect to Plans.

PLAN ASSETS REGULATION: means the final regulation issued by the DOL, 29 C.F.R.
Section 2510.3-101, containing rules for determining what constitutes the assets of a Plan.

PLANS: means employee benefit plans subject to ERISA and plans and other arrangements subject to Section 4975 of the Code.

POOLED SECURITIES: means the mortgage or asset backed securities included as part of the trust assets.

PTCE: means a Prohibited Transaction Class Exemption.

RCRA: means the Resource Conservation and Recovery Act.

REO PROPERTY: means property that secured a defaulted loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession.

RESTRICTED GROUP: means the seller, the underwriters of the securities, any trustee, any servicer, any insurer of the issuer, any obligor with respect to obligations included in a trust constituting more than five (5) percent of the aggregate unamortized principal balance of the assets in a trust, any counterparty to a swap agreement that meets the requirements of the Underwriter Exemptions, or any affiliate of these parties.

SECURED CREDITOR EXCLUSION: means, with respect to CERCLA, the exclusion from the definition of "owner or operator" of a secured creditor who holds indicia of ownership primarily to protect its security interest.

TITLE V: means Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980.

UNDERWRITER EXEMPTIONS: means the individual administrative exemptions, granted by the DOL to some underwriters, from some of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of securities issued by pass-through entities that consist of secured receivables, loans and other obligations when the conditions and requirements of the Underwriter Exemptions are met.

U.S. PERSON: means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, other than a partnership that is not treated as a United States person under any applicable Treasury regulation , or an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

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

UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE SECURITIES OFFERED BY THIS PROSPECTUS SUPPLEMENT, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.



                           $391,282,000 (APPROXIMATE)

        C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2005-CB1




[C-BASS LOGO]                                               [RADAR VIEWER LOGO]




                           BOND SECURITIZATION, L.L.C.
                                    Depositor

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     Seller

                            LITTON LOAN SERVICING LP
                                    Servicer


                                    JPMORGAN


                                BARCLAYS CAPITAL



                              ---------------------

                              PROSPECTUS SUPPLEMENT

                              ---------------------






You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the certificates in any state where the offer is not permitted.

We do not claim that the information in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the dates stated on their respective covers.


                                February 3, 2005